UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03462

Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meederinvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-325-3539 or by sending an email request to meederfunds@meederinvestment.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-325-3539 or send an email request to meederfunds@meederinvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Summaries
Muirfield Fund	3
Spectrum Fund	5
Global Allocation Fund	7
Balanced Fund	9
Moderate Allocation Fund	11
Conservative Allocation Fund	13
Dynamic Allocation Fund	15
Quantex Fund	17
Total Return Bond Fund	19
Prime Money Market Fund	21
Institutional Prime Money Market Fund	23
Shareholder Expense Analysis	25
Financial Statements
Schedules of Investments	28
Statements of Assets and Liabilities	118
Statements of Operations	120
Statements of Changes in Net Assets	122
Financial Highlights	126
Notes to Financial Statements	134
Report of Independent Registered Public Accounting Firm	153
Management of the Trust	154
Other Items	156
Privacy Policy	157

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Adviser Dealer Services, Inc. (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

LETTER TO SHAREHOLDERS December 31, 2018

Patience is a Virtue

Throughout 2018, we shared with you several times that typically when there is a significant decline in the stock market, it needs to go through a base-building process or consolidation. The market’s consolidation following the decline in 2015 and 2016 is a great example of this process. During consolidations, our investment team monitors numerous factors to determine the quality or health of the consolidation. We believe healthy consolidations typically lead to a sustainable advance and unhealthy consolidations typically lead to a continuation of the decline.

I have often made the comparison of a declining stock market to a person who has been injured. Hypothetically, when someone breaks their leg, the doctor doesn’t just set the bone in place and the patient is good to go. Rather, the bone should be reset, the leg has to be put into a cast, and then the patient needs to rest and recover. Once the cast is removed, the patient then should go through rehabilitation before they are ready to fully recover. How the patient does during this process typically determines their long-term outcome. Additionally, if the patient doesn’t get adequate rest and doesn’t do the proper rehabilitation, the patient can be vulnerable to an unsuccessful recovery. This kind of injury and subsequent recovery has played out in the market many times for multiple decades.

As we shared with you after the February 2018 market decline of 10%, we believed a consolidation or base- building process would most likely occur, which it did. Also, in July, we shared with you that we believed it would be a healthy or successful consolidation that was going to lead to a more favorable stock market environment. This seemed to happen, as the stock market made new all-time highs in late September and early October. Then, in early October, we shared with you that we were witnessing a crack in the foundation of the stock market with a short-term negative divergence in the NYSE advance/decline line. This was followed by another decline in the stock market from mid- October to mid-November. In mid-November, though, we communicated that there were potential positive factors developing, but our quantitative models, which drive our decision-making, indicated that it was premature to start increasing exposure to the stock market. So, we continued to maintain our significant underweight to stocks, which continues today.

So, where are we today? As of December 31, 2018, based upon the significant downturn, the patient—the market—is still feeling the pain. At best, the patient will need time to recover from the wounds that have been inflicted, before it can re-enter into a sustainable advance. The stock market may experience significant rallies, but these rallies may just be part of the recovery or base-building process. If this occurs, there could be a significant buying opportunity, but it will take time before the patient can get to a lower risk buying opportunity. What will ultimately continue to drive our investment decisions are our multi-discipline/ multi-factor process and our quantitative models.

Celebrating 30 Years: Meeder Muirfield Fund

The Meeder Muirfield Fund reached a significant milestone on August 10, 2018. The Fund celebrated its 30th anniversary, making it one of the oldest mutual funds in Morningstar’s Tactical Allocation category with one of the longest portfolio manager tenures in the industry.

Our flagship Muirfield Fund was launched in 1988 to provide mutual fund investors with access to our Defensive Equity Strategy, a separate account strategy which has been in place since the firm’s inception in 1974. There aren’t many tactical allocation funds that have withstood the test of time and multiple market cycles as the Muirfield Fund has.

We believe that our approach to managing volatility in the Muirfield Fund, and our other tactical funds and portfolios, provides a smoother ride for investors while helping them remain committed to their investment goals through a full market cycle. I have been part of the Fund since day one and, as I reflect back on the last 30 years, I am grateful to all who have contributed to the Fund’s success, including our associates, and you—the shareholders—who have placed their trust and confidence in us. I feel a real sense of accomplishment that our team has been able to help thousands of investors achieve their financial goals through their investment in the Muirfield Fund.

Looking Ahead

The stock market has experienced a significant injury and, we believe, will need to go through a period of rehabilitation or a consolidation before it displays more favorable risk/reward characteristics. It will take patience and time for the stock market to recover.

While we cannot predict the future, we can continue to maintain a disciplined, highly quantitative multi- factor approach to our decision-making while avoiding emotional or subjective responses to such painful equity markets. We believe this is the right course of action to ultimately heal the patient and help our clients meet their long-term financial goals and investment objectives.

For nearly 45 years, we have learned how to navigate these types of financial markets as we work on and through the healing process. On behalf of all of us at Meeder Investment Management, we thank you for your continued trust and confidence in our investment management services.

Robert S. Meeder
President and CEO
Meeder Asset Management, Inc.

2018 Annual Report | December 31, 2018	Page 1

2018 Annual Report
Fund Summaries

Muirfield Fund

The Meeder Muirfield Fund Institutional Class returned -3.17% during the year ended December 31, 2018, compared to the Morningstar Moderate Target Risk Index return of -4.76%.

We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Federal Reserve Bank (“the Fed”) worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure benefited performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark Index during 2018.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Muirfield Fund Retail Class	-3.66%	5.36%	8.96%
Muirfield Fund Institutional Class	-3.17%	—	—
Muirfield Fund Adviser Class	-3.39%	—	—
Morningstar Moderate Target Risk Index	-4.76%	4.08%	7.97%
S&P 500 Index	-4.38%	8.49%	13.12%
Blended Index	-1.68%	5.42%	8.08%

Top 10 Holdings
as of December 31, 2018

1.	Microsoft Corp.	2.1%
2.	Apple, Inc.	2.0%
3.	Amazon.com, Inc.	1.6%
4.	Berkshire Hathaway, Inc. - Class B	1.3%
5.	Alphabet, Inc. - Class C	1.2%
6.	Verizon Communications, Inc.	1.1%
7.	Bank of America Corp.	1.0%
8.	Pfizer, Inc.	1.0%
9.	Cisco Systems, Inc.	1.0%
10.	Johnson & Johnson	1.0%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Information Technology	22.1%
Healthcare	20.1%
Financials	12.6%
Communication Services	9.4%
Consumer Discretionary	7.8%
Industrials	7.7%
Energy	6.2%
Utilities	4.1%
Real Estate Investment Trust	3.8%
Consumer Staples	3.7%
Materials	2.5%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	63.8%
Money Market Registered Investment Companies	33.3%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	2.7%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2018 Annual Report | December 31, 2018	Page 3

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Moderate Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Page 4	2018 Annual Report | December 31, 2018

Spectrum Fund

The Meeder Spectrum Fund Institutional Class returned -3.51% for the year ended December 31, 2018, compared to the Morningstar Moderate Target Risk Index return of -4.76%.

We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Fed worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure benefited performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark Index during 2018.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	Since Inception	Inception Date
Spectrum Fund Retail Class	-3.97%	4.90%	1/1/15
Spectrum Fund Institutional Class	-3.51%	5.16%	—
Spectrum Fund Adviser Class	-3.67%	5.08%	—
Morningstar Moderate Target Risk Index	-4.76%	3.90%	—
S&P 500 Index	-4.38%	7.25%	—
Blended Index	-1.68%	4.77%	—

Top 10 Holdings
as of December 31, 2018

1.	Microsoft Corp.	1.7%
2.	Apple, Inc.	1.7%
3.	Amazon.com, Inc.	1.4%
4.	Berkshire Hathaway, Inc. - Class B	1.1%
5.	Alphabet, Inc. - Class C	0.9%
6.	Verizon Communications, Inc.	0.9%
7.	Johnson & Johnson	0.8%
8.	Cisco Systems, Inc.	0.8%
9.	Pfizer, Inc.	0.8%
10.	Merck & Co., Inc.	0.7%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Long Positions
Financials	18.1%
Information Technology	16.6%
Healthcare	14.2%
Industrials	11.3%
Consumer Discretionary	9.3%
Utilities	7.2%
Communication Services	6.6%
Energy	4.9%
Consumer Staples	4.5%
Materials	3.8%
Real Estate Investment Trust	3.5%
Total Long	100.0%

Short Positions
Financials	32.6%
Industrials	17.6%
Utilities	17.2%
Consumer Discretionary	8.7%
Information Technology	7.7%
Materials	4.6%
Communication Services	3.7%
Real Estate Investment Trust	2.8%
Consumer Staples	2.6%
Energy	1.5%
Healthcare	1.0%
Total Short	100.0%

Total long as a percentage of total long common stocks. Total short as a percentage of total short common stocks. Concentrations are subject to change.

2018 Annual Report | December 31, 2018	Page 5

Asset Allocation
as of December 31, 2018

Long Common Stocks	88.6%
Short Common Stocks	(33.0%)
Money Market Registered Investment Companies	5.8%
Other Assets/Liabilities (Net)	38.6%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Moderate Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Page 6	2018 Annual Report | December 31, 2018

Global Allocation Fund

The Meeder Global Allocation Fund Institutional Class returned -6.57% for the year ended December 31, 2018, compared to the Morningstar Global Allocation Index benchmark return of -5.56%.

The Fund invests in domestic equity markets but will generally hold securities in emerging market and developed international equities as well. We alter the allocation to the international markets based on indications from our quantitative models. Additionally, the strategy can reduce equity exposure when it is deemed to be a high-risk market environment. We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Fed worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure contributed to relative performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our tactical exposure to international markets detracted from performance relative to the benchmark for 2018.

2018 was a volatile year for fixed income markets. Stronger economic growth from tax cuts and higher fiscal spending continued to support a decline in the unemployment rate and a rise in year-over-year average hourly wages. This had the Federal Reserve concerned about a rise in inflation and led them to increase the federal funds rate by 0.25% each quarter, rather than the three rate hikes that the market had expected in 2018. However, market volatility made a comeback in 2018 and the inflation rate remained rather muted, as the Fed’s favored inflation gauge, core PCE, remained below their target of 2%. The U.S. trade tensions with China and the uncertainty around tariffs added to volatility, along with the global economic slowdown in EU due to political pressures and an economic slowdown in China, all the while commodity and oil prices saw big declines. Another source of volatility was a decline in market liquidity as the Federal Reserve continued its balance sheet reduction plan, allowing more than $300B of treasuries and mortgages to roll off during the year. The frequent shift between market strength and economic slowdown concerns caused U.S. treasury yields to fluctuate throughout the year. Our tactical fixed income portfolios, following their model-driven sector allocation process, remained largely allocated to investment-grade securities during 2018. As volatility and treasury yields began to spike during the first quarter, momentum and spread factors signaled us to reduce exposure to high yield and emerging markets. During the year we tactically added brief exposure to high yield in the second quarter and again in the second half of the year, as this sector showed relative strength compared to other fixed income sectors. A weakening U.S. Dollar and positive trend momentum in our models led us to allocate assets to emerging market debt during the third quarter, although we subsequently reduced this position as market volatility increased early in the fourth quarter. Our tactical fixed income sector positions detracted from performance during the second half of the year, affecting our relative performance to the benchmark in 2018. The overall portfolio and treasury allocation maintained a slightly shorter duration than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark Index during 2018.

2018 Annual Report | December 31, 2018	Page 7

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Global Allocation Fund Retail Class	-6.94%	2.98%	9.25%
Global Allocation Fund Institutional Class	-6.57%	—	—
Global Allocation Fund Adviser Class	-6.73%	—	—
Morningstar Global Allocation Index	-5.56%	3.76%	7.53%
MSCI ACWI Index	-9.42%	4.26%	9.46%
Blended Index	-4.29%	2.94%	5.80%

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Global Allocation Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised of 54% MSCI ACWI, 36% of 90 day T-Bills and 10% Bloomberg Barclays US Aggregate Bond Index.

Top 10 Holdings
as of December 31, 2018

1.	iShares Core MSCI EAFE ETF	5.4%
2.	iShares Core MSCI Emerging Markets ETF	1.2%
3.	iShares Core U.S. Aggregate Bond ETF	1.2%
4.	Microsoft Corp.	1.2%
5.	Apple, Inc.	1.1%
6.	TCW Emerging Markets Income Fund - Class I	1.1%
7.	Vanguard Total Bond Market ETF	1.1%
8.	Amazon.com, Inc.	0.9%
9.	Berkshire Hathaway, Inc. - Class B	0.8%
10.	Alphabet, Inc. - Class C	0.7%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Information Technology	20.3%
Healthcare	20.1%
Financials	13.1%
Communication Services	9.1%
Consumer Discretionary	8.2%
Energy	7.5%
Industrials	7.3%
Consumer Staples	4.6%
Real Estate Investment Trust	3.8%
Utilities	3.8%
Materials	2.2%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	36.3%
Equity Registered Investment Companies	6.7%
Fixed Income Registered Investment Companies	10.0%
Money Market Registered Investment Companies	43.8%
Bank Obligations	2.1%
U.S. Government Obligations	0.8%
Other Assets/Liabilities (Net)	0.3%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Page 8	2018 Annual Report | December 31, 2018

Balanced Fund

The Meeder Balanced Fund Institutional Class returned -2.85% for the year ended December 31, 2018, compared to the Morningstar Moderate Target Risk Index return of -4.76%. The Fund maintains exposure to both equity and fixed income.

We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Fed worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure contributed to relative performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

2018 was a volatile year for fixed income markets. Stronger economic growth from tax cuts and higher fiscal spending continued to support a decline in the unemployment rate and a rise in year-over-year average hourly wages. This had the Federal Reserve concerned about a rise in inflation and led them to increase the federal funds rate by 0.25% each quarter, rather than the three rate hikes that the market had expected in 2018. However, market volatility made a comeback in 2018 and the inflation rate remained rather muted, as the Fed’s favored inflation gauge, core PCE, remained below their target of 2%. The U.S. trade tensions with China and the uncertainty around tariffs added to volatility, along with the global economic slowdown in EU due to political pressures and an economic slowdown in China, all the while commodity and oil prices saw big declines. Another source of volatility was a decline in market liquidity as the Federal Reserve continued its balance sheet reduction plan, allowing more than $300B of treasuries and mortgages to roll off during the year. The frequent shift between market strength and economic slowdown concerns caused U.S. treasury yields to fluctuate throughout the year. Our tactical fixed income portfolios, following their model-driven sector allocation process, remained largely allocated to investment-grade securities during 2018. As volatility and treasury yields began to spike during the first quarter, momentum and spread factors signaled us to reduce exposure to high yield and emerging markets. During the year we tactically added brief exposure to high yield in the second quarter and again in the second half of the year, as this sector showed relative strength compared to other fixed income sectors. A weakening U.S. Dollar and positive trend momentum in our models led us to allocate assets to emerging market debt during the third quarter, although we subsequently reduced this position as market volatility increased early in the fourth quarter. Our tactical fixed income sector positions detracted from performance during the second half of the year, affecting our relative performance to the benchmark in 2018. The overall portfolio and treasury allocation maintained a slightly shorter duration than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2018.

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Balanced Fund Retail Class	-3.25%	3.84%	6.74%
Balanced Fund Institutional Class	-2.85%	—	—
Balanced Fund Adviser Class	-2.99%	—	—
Morningstar Moderate Target Risk Index	-4.76%	4.08%	7.97%
S&P 500 Index	-4.38%	8.49%	13.12%
Blended Index	-1.01%	4.63%	6.78%

Top 10 Holdings
as of December 31, 2018

1.	iShares Core U.S. Aggregate Bond ETF	3.4%
2.	TCW Emerging Markets Income Fund - Class I	3.1%
3.	Vanguard Total Bond Market ETF	3.1%
4.	DoubleLine Total Return Bond Fund - Class I	1.9%
5.	Pioneer Bond Fund - Class Y	1.9%
6.	Guggenheim Total Return Bond Fund - Class I	1.9%
7.	Dodge & Cox Income Fund	1.9%
8.	Frost Total Return Bond Fund - Class I	1.9%
9.	Lord Abbett High Yield Fund - Class I	1.7%
10.	Baird Core Plus Bond Fund - Class I	1.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

2018 Annual Report | December 31, 2018	Page 9

Sector Concentration
as of December 31, 2018

Information Technology	22.2%
Healthcare	20.1%
Financials	12.6%
Communication Services	9.3%
Consumer Discretionary	7.7%
Industrials	7.7%
Energy	6.2%
Utilities	4.1%
Real Estate Investment Trust	3.8%
Consumer Staples	3.7%
Materials	2.6%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	44.8%
Fixed Income Registered Investment Companies	28.4%
Money Market Registered Investment Companies	22.2%
Bank Obligations	0.4%
U.S. Government Obligations	2.2%
Other Assets/Liabilities (Net)	2.0%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Moderate Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills, and 30% of the Bloomberg Barclays US Aggregate Bond Index.

Page 10	2018 Annual Report | December 31, 2018

Moderate Allocation Fund

The Meeder Moderate Allocation Fund Institutional Class returned -2.20% for the year ended December 31, 2018, compared to the Morningstar Moderate Conservative Target Risk Index return of -2.87%.

We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Fed worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure contributed to relative performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

2018 was a volatile year for fixed income markets. Stronger economic growth from tax cuts and higher fiscal spending continued to support a decline in the unemployment rate and a rise in year-over-year average hourly wages. This had the Federal Reserve concerned about a rise in inflation and led them to increase the federal funds rate by 0.25% each quarter, rather than the three rate hikes that the market had expected in 2018. However, market volatility made a comeback in 2018 and the inflation rate remained rather muted, as the Fed’s favored inflation gauge, core PCE, remained below their target of 2%. The U.S. trade tensions with China and the uncertainty around tariffs added to volatility, along with the global economic slowdown in EU due to political pressures and an economic slowdown in China, all the while commodity and oil prices saw big declines. Another source of volatility was a decline in market liquidity as the Federal Reserve continued its balance sheet reduction plan, allowing more than $300B of treasuries and mortgages to roll off during the year. The frequent shift between market strength and economic slowdown concerns caused U.S. treasury yields to fluctuate throughout the year. Our tactical fixed income portfolios, following their model-driven sector allocation process, remained largely allocated to investment-grade securities during 2018. As volatility and treasury yields began to spike during the first quarter, momentum and spread factors signaled us to reduce exposure to high yield and emerging markets. During the year we tactically added brief exposure to high yield in the second quarter and again in the second half of the year, as this sector showed relative strength compared to other fixed income sectors. A weakening U.S. Dollar and positive trend momentum in our models led us to allocate assets to emerging market debt during the third quarter, although we subsequently reduced this position as market volatility increased early in the fourth quarter. Our tactical fixed income sector positions detracted from performance during the second half of the year, affecting our relative performance to the benchmark in 2018. The overall portfolio and treasury allocation maintained a slightly shorter duration than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2018.

2018 Annual Report | December 31, 2018	Page 11

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Average Annual Total Returns
as of December 31, 2018

	1 Year	Since Inception	Inception Date
Moderate Allocation Fund Retail Class	-2.60%	5.67%	6/30/15
Moderate Allocation Fund Institutional Class	-2.20%	5.97%	—
Moderate Allocation Fund Adviser Class	-2.47%	5.84%	—
Morningstar Moderately Conservative Target Risk Index	-2.87%	3.54%	—
Bloomberg Barclays US Aggregate Bond Index	0.01%	1.95%	—
Blended Index	-0.67%	3.67%	—

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings
as of December 31, 2018

1.	iShares Core U.S. Aggregate Bond ETF	5.5%
2.	TCW Emerging Markets Income Fund - Class I	5.0%
3.	Vanguard Total Bond Market ETF	5.0%
4.	Dodge & Cox Income Fund	3.1%
5.	DoubleLine Total Return Bond Fund - Class I	3.1%
6.	Pioneer Bond Fund - Class Y	3.1%
7.	Guggenheim Total Return Bond Fund - Class I	3.1%
8.	Frost Total Return Bond Fund - Class I	3.1%
9.	Lord Abbett High Yield Fund - Class I	2.8%
10.	Baird Core Plus Bond Fund - Class I	2.6%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Information Technology	20.2%
Healthcare	20.1%
Financials	13.1%
Communication Services	9.1%
Consumer Discretionary	8.3%
Energy	7.6%
Industrials	7.2%
Consumer Staples	4.5%
Real Estate Investment Trust	3.8%
Utilities	3.8%
Materials	2.3%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	29.1%
Fixed Income Registered Investment Companies	47.2%
Money Market Registered Investment Companies	18.5%
Bank Obligations	0.5%
U.S. Government Obligations	3.5%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Moderately Conservative Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised 30% of the S&P 500 Index, 20% of the average 90-day T-bills, and 50% of the Bloomberg Barclays US Aggregate Bond Index.

Page 12	2018 Annual Report | December 31, 2018

Conservative Allocation Fund

The Meeder Conservative Allocation Fund Institutional Class returned -2.28% for the year ended December 31, 2018, compared to the Morningstar Conservative Target Risk Index return of -1.20%.

We began 2018 with our equity exposure essentially fully invested, following positive trend factors and low market volatility. The S&P 500 Index reached its high on January 28th and then slid over 10% until bottoming on February 8th. Markets plunged on the news as fears of inflation, as well as speculation about the future impact that global trade wars could have on the U.S. economy. Our models showed deterioration due to trend and breadth factors and we gradually reduced our equity exposure to as low as 68% before becoming fully invested again in the middle of July. In early October, the Fed worried that the economy was starting to show signs of overheating and took a more hawkish tone. This sent shockwaves through markets and spiked volatility and the S&P 500 fell over 5% in just two days. Our short-term model factors turned negative and led us to gradually reduce our equity exposure to 69% by the end of October. Throughout November, our measure for market risk continued to increase and our intermediate-term model showed a weakening institutional demand for stocks. We reduced exposure further to end November with 40% invested in stocks. We continued to gradually reduce our equity exposure to 15% as volatility increased through the end of the year. Relative to the benchmark, our adjustments to equity exposure contributed to relative performance.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

2018 was a volatile year for fixed income markets. Stronger economic growth from tax cuts and higher fiscal spending continued to support a decline in the unemployment rate and a rise in year-over-year average hourly wages. This had the Federal Reserve concerned about a rise in inflation and led them to increase the federal funds rate by 0.25% each quarter, rather than the three rate hikes that the market had expected in 2018. However, market volatility made a comeback in 2018 and the inflation rate remained rather muted, as the Fed’s favored inflation gauge, core PCE, remained below their target of 2%. The U.S. trade tensions with China and the uncertainty around tariffs added to volatility, along with the global economic slowdown in EU due to political pressures and an economic slowdown in China, all the while commodity and oil prices saw big declines. Another source of volatility was a decline in market liquidity as the Federal Reserve continued its balance sheet reduction plan, allowing more than $300B of treasuries and mortgages to roll off during the year. The frequent shift between market strength and economic slowdown concerns caused U.S. treasury yields to fluctuate throughout the year. Our tactical fixed income portfolios, following their model-driven sector allocation process, remained largely allocated to investment-grade securities during 2018. As volatility and treasury yields began to spike during the first quarter, momentum and spread factors signaled us to reduce exposure to high yield and emerging markets. During the year we tactically added brief exposure to high yield in the second quarter and again in the second half of the year, as this sector showed relative strength compared to other fixed income sectors. A weakening U.S. Dollar and positive trend momentum in our models led us to allocate assets to emerging market debt during the third quarter, although we subsequently reduced this position as market volatility increased early in the fourth quarter. Our tactical fixed income sector positions detracted from performance during the second half of the year, affecting our relative performance to the benchmark in 2018. The overall portfolio and treasury allocation maintained a slightly shorter duration than the benchmark throughout the year.

Within our stock selection process, we attempt to gain exposure to companies with strong profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as high earnings yield, detracted from performance.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a positive impact on the performance of the Fund relative to the benchmark index during 2018.

2018 Annual Report | December 31, 2018	Page 13

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Conservative Allocation Fund Retail Class	-2.62%	2.70%	8.76%
Conservative Allocation Fund Institutional Class	-2.28%	—	—
Conservative Allocation Fund Adviser Class	-2.50%	—	—
Morningstar Conservative Target Risk Index	-1.20%	2.54%	4.37%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%
Blended Index	-0.37%	3.45%	4.93%

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Conservative Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised 18% of the S&P 500 Index, 12% of the average 90-day T-bills, and 70% of the Bloomberg Barclays US Aggregate Bond Index.

Top 10 Holdings
as of December 31, 2018

1.	iShares Core U.S. Aggregate Bond ETF	7.8%
2.	Vanguard Total Bond Market ETF	7.1%
3.	TCW Emerging Markets Income Fund - Class I	6.9%
4.	Pioneer Bond Fund	4.3%
5.	Guggenheim Total Return Bond Fund - Class I	4.3%
6.	DoubleLine Total Return Bond Fund - Class I	4.3%
7.	Dodge & Cox Income Fund	4.3%
8.	Frost Total Return Bond Fund - Class I	4.3%
9.	Lord Abbett High Yield Fund - Class I	3.7%
10.	Baird Core Plus Bond Fund - Class I	3.6%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Information Technology	20.3%
Healthcare	20.0%
Financials	13.5%
Communication Services	9.0%
Consumer Discretionary	8.0%
Industrials	7.5%
Energy	7.5%
Consumer Staples	4.2%
Utilities	3.9%
Real Estate Investment Trust	3.8%
Materials	2.3%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	17.8%
Fixed Income Registered Investment Companies	65.6%
Money Market Registered Investment Companies	10.6%
Bank Obligations	0.2%
U.S. Government Obligations	4.9%
Other Assets/Liabilities (Net)	0.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Page 14	2018 Annual Report | December 31, 2018

Dynamic Allocation Fund

The Meeder Dynamic Allocation Fund Institutional Class returned -8.18% for the year ended December 31, 2018, compared to the Morningstar Aggressive Target Risk Index return of -8.17%.

Our shifts within equity markets include international versus domestic holdings, as well as allocating among market capitalization ranges in addition to sector overweight and/or underweight positions. As we progressed through 2018, we gradually reduced our exposure to international holdings among both developed international and emerging market securities due primarily to momentum factors in our model favoring a shift toward domestic exposure. Our reduced exposure to international markets contributed to performance relative to the benchmark for 2018.

We maintain at least a 5% allocation to fixed income in the Fund. During 2018, this allocation was actively managed among investment-grade bonds, high yield, and emerging market debt securities. These allocation changes are driven by the evolution of our credit quality models, which assess various factors including momentum, volatility, and macroeconomic metrics. For 2018, our rotation among credit sectors detracted slightly from the Fund’s performance.

Within our stock selection process, we attempt to gain exposure to companies with better profitability, that are priced at reasonable valuations relative to their industry peers and are trading with positive price momentum. For the year ending 2018, securities with exposure to medium-term momentum and strong profitability contributed to performance while companies with value characteristics, such as a high earnings yield, detracted from performance.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2018.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Dynamic Allocation Fund Retail Class	-8.66%	4.90%	10.41%
Dynamic Allocation Fund Institutional Class	-8.18%	—	—
Dynamic Allocation Fund Adviser Class	-8.49%	—	—
Morningstar Aggressive Target Risk Index	-8.17%	5.01%	10.61%
S&P 500 Index	-4.38%	8.49%	13.12%
Blended Index	-6.60%	6.27%	11.07%

Top 10 Holdings
as of December 31, 2018

1.	iShares Core U.S. Aggregate Bond ETF	5.5%
2.	Microsoft Corp.	2.2%
3.	Apple, Inc.	2.1%
4.	Amazon.com, Inc.	1.7%
5.	Berkshire Hathaway, Inc. - Class B	1.6%
6.	Pfizer, Inc.	1.2%
7.	Alphabet, Inc. - Class C	1.1%
8.	Verizon Communications, Inc.	1.1%
9.	Bank of America Corp.	1.1%
10.	Walt Disney Co./The	0.9%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Healthcare	19.8%
Information Technology	19.1%
Financials	13.6%
Communication Services	10.6%
Consumer Discretionary	8.1%
Energy	7.4%
Industrials	7.2%
Consumer Staples	4.4%
Real Estate Investment Trust	3.8%
Utilities	3.7%
Materials	2.3%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	69.6%
Equity Registered Investment Companies	6.0%
Money Market Registered Investment Companies	21.9%
Bank Obligations	0.7%
Other Assets/Liabilities (Net)	1.8%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2018 Annual Report | December 31, 2018	Page 15

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Effective April 30, 2018, the Fund’s primary benchmark was changed to the Morningstar Aggressive Target Risk Index. The Adviser believes this index is a more appropriate benchmark for the Fund.

The Blended Index is comprised of 70% S&P 500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

Page 16	2018 Annual Report | December 31, 2018

Quantex Fund

For the year ended December 31, 2018, the Meeder Quantex Fund Institutional Class returned -12.05% compared to -11.08% for the S&P Mid Cap 400 Index and -11.01% for the Russell 2000 Index.

We use a quantitative model to identify the capitalization ranges that incorporate our ideal portfolio of small- and mid-capitalization companies with strong growth potential each calendar year. Individual securities for the portfolio are equally weighted at the beginning of the year. Securities are then monitored on an ongoing basis and screened based on various momentum, profitability and value characteristics.

The portfolio’s performance was primarily driven by our sector allocations. Consumer discretionary, Industrials and Financial Services were the largest sector weightings in the portfolio, while our largest underweights relative to the benchmark were in Financials and Utilities. The largest sector contributors were Financials and Utilities, while the biggest individual contributors to performance were XL Group LTD and TripAdvisor. Endo International, Pitney Bowes and Michael Kors were the largest individual detractors to performance.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2018.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Quantex Fund Retail Class	-12.35%	4.18%	15.59%
Quantex Fund Institutional Class	-12.05%	—	—
Quantex Fund Adviser Class	-12.22%	—	—
S&P MidCap 400 Index	-11.08%	6.03%	13.68%
Russell 2000 Index	-11.01%	4.41%	11.97%
Blended Index	-11.03%	5.25%	12.86%

Top 10 Holdings
as of December 31, 2018

1.	Esterline Technologies Corp.	1.9%
2.	Genworth Financial, Inc.	1.9%
3.	AES Corp./VA	1.6%
4.	NRG Energy, Inc.	1.6%
5.	TripAdvisor, Inc.	1.5%
6.	Macy's, Inc.	1.5%
7.	Boston Beer Co., Inc./The	1.5%
8.	Kohl's Corp.	1.5%
9.	F5 Networks, Inc.	1.4%
10.	Foot Locker, Inc.	1.4%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Concentration
as of December 31, 2018

Consumer Discretionary	26.9%
Industrials	14.2%
Information Technology	10.9%
Healthcare	10.7%
Financials	9.5%
Real Estate Investment Trust	7.3%
Materials	5.5%
Utilities	5.5%
Energy	4.6%
Communication Services	3.1%
Consumer Staples	1.8%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation
as of December 31, 2018

Common Stocks	81.2%
Money Market Registered Investment Companies	16.3%
Bank Obligations	1.9%
Other Assets/Liabilities (Net)	0.6%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

2018 Annual Report | December 31, 2018	Page 17

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

The Blended Index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

Page 18	2018 Annual Report | December 31, 2018

Total Return Bond Fund

The Meeder Total Return Bond Fund Institutional Class returned -1.22% for the year ended December 31, 2018, compared to the Bloomberg Barclays U.S. Aggregate Bond Index which returned 0.01%.

2018 was a volatile year for fixed income markets. Stronger economic growth from tax cuts and higher fiscal spending continued to support a decline in the unemployment rate and a rise in year-over-year average hourly wages. This had the Federal Reserve concerned about a rise in inflation and led them to increase the federal funds rate by 0.25% each quarter, rather than the three rate hikes that the market had expected in 2018. However, market volatility made a comeback in 2018 and the inflation rate remained rather muted, as the Fed’s favored inflation gauge, core PCE, remained below their target of 2%. The U.S. trade tensions with China and the uncertainty around tariffs added to volatility, along with the global economic slowdown in EU due to political pressures and an economic slowdown in China, all the while commodity and oil prices saw big declines. Another source of volatility was a decline in market liquidity as the Federal Reserve continued its balance sheet reduction plan, allowing more than $300B of treasuries and mortgages to roll off during the year. The frequent shift between market strength and economic slowdown concerns caused U.S. treasury yields to fluctuate throughout the year. Our tactical fixed income portfolios, following their model-driven sector allocation process, remained largely allocated to investment-grade securities during 2018. As volatility and treasury yields began to spike during the first quarter, momentum and spread factors signaled us to reduce exposure to high yield and emerging markets. During the year we tactically added brief exposure to high yield in the second quarter and again in the second half of the year, as this sector showed relative strength compared to other fixed income sectors. A weakening U.S. Dollar and positive trend momentum in our models led us to allocate assets to emerging market debt during the third quarter, although we subsequently reduced this position as market volatility increased early in the fourth quarter. Our tactical fixed income sector positions detracted from performance during the second half of the year, affecting our relative performance to the benchmark in 2018. The overall portfolio and treasury allocation maintained a slightly shorter duration than the benchmark throughout the year.

Investment Objective

The investment objective of the Fund is to provide total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	Since Inception	Inception Date
Total Return Bond Fund Retail Class	-1.67%	1.12%	1.83%	6/30/11
Total Return Bond Fund Institutional Class	-1.22%	—	1.96%	11/1/16
Total Return Bond Fund Adviser Class	-1.45%	—	1.91%	11/1/16
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	2.62%	—

Fixed Income Sector Concentration
as of December 31, 2018

Core Intermediate-Term	80.4%
U.S. Government	11.9%
Emerging Markets Debt	5.0%
High-Yield	2.7%
Total	100.00%

As a percentage of total fixed income securities.

Top 10 Holdings
as of December 31, 2018

1.	iShares Core U.S. Aggregate Bond ETF	9.8%
2.	Vanguard Total Bond Market ETF	9.5%
3.	DoubleLine Total Return Bond Fund - Class I	7.2%
4.	Guggenheim Total Return Bond Fund - Class I	7.1%
5.	Dodge & Cox Income Fund	7.1%
6.	Frost Total Return Bond Fund - Class I	7.0%
7.	Pioneer Bond Fund - Class Y	6.6%
8.	U.S. Treasury Note, 2.25%, due 11/15/2025	6.3%
9.	Baird Core Plus Bond Fund - Class I	6.2%
10.	Segall Bryant & Hamill Plus Bond Fund - Class I	6.0%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

2018 Annual Report | December 31, 2018	Page 19

Growth of $10,000
as of December 31, 2018

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmarks. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Page 20	2018 Annual Report | December 31, 2018

Prime Money Market Fund

The Meeder Prime Money Market Fund is a constant net asset value (CNAV) fund offered only to natural persons. The objective of this Fund is to maintain a CNAV at $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

The Money Market Fund industry began 2018 in the midst of a favorable interest rate environment for shareholders. The Federal Open Market Committee (FOMC) policy cycle had been under way for a couple of years with a bulk of the action, to date, taking place in 2017. Expectations for even more increases were anticipated supporting a promising outlook for the year ahead. 2018 also welcomed a new FOMC Chairperson, Jerome Powell, who was expected to stay the course of his predecessor, Janet Yellen. The underpinnings for higher interest rates domestically were an economy on a stable foundation. Strong data from housing, employment and corporate investment were just a few of the indicators fueling an economy supportive of more historically normal interest rates. Internationally, market participants visualized follow through from the FOMC to other central banks around the world as a global lift to economic activity was anticipated. As the year progressed the FOMC did not disappoint increasing the target rate at both the March and June policy meetings. By mid-year though, skeptics became more prevalent as to how high rates could go without disrupting economic progress. Inferences of a trade war with China, speculation that the tax cut stimulus would be short lived, and the ongoing struggle to find an end solution for Brexit began building clouds around the outlook for the second half of the year and beyond. Despite these trepidations, by the end of the year the FOMC had increased its target rate two more times.

Factoring in data at hand and weighing expectations for the year that lay ahead, the advisor fine-tuned tactical strategy to be more advantageous of potential investment opportunities in a rising rate environment. Historically, the Fund has maintained ample liquidity in an effort to provide portfolio safety. Liquidity had also been a solid tool for taking advantage of investment opportunities when they arose. With elevated interest rates throughout 2018, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders. Where rates ended the year, one could argue they remain accommodative, at least on a historical basis. However, there was growing contention as the year progressed that actions by the FOMC were becoming restrictive to domestic economic growth. A combination of rising rates with global headwinds of trade and geopolitics prompted the advisor to review its strategy again toward the end of the year.

For 2018, the portfolio management team targeted a stable weighted average maturity. This strategy allowed the management team opportunity to alter investments if the environment changed. Currently, we believe the FOMC is contemplating the aforementioned headwinds and may be receptive to altering its rate path slightly. We do anticipate any further interest rate actions to remain drawn out versus historical interest rate cycles. Our sector allocation favors an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities should remain abundant to explore alternative short-term, high-quality corporate debt product without adding undo risk.

As we completed 2018, our belief was that the Fund should be positioned to maintain strong performance into 2019. In the event the FOMC policy stance changes, we believe the portfolio is positioned to perform in the resulting environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income while maintaining a stable share price of $1.00.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Meeder Prime Money Market Fund	1.59%	0.54%	0.38%
Lipper Average General Purpose Money Market Fund	1.63%	0.48%	0.27%

Yields
as of December 31, 2018

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Meeder Prime Money Market Fund	2.15%	1.73%

Average annual returns for a money market fund should be accompanied by yield figures.

Top 10 Holdings
as of December 31, 2018

1.	INTL FCStone Repo, 3.25%, due 1/2/2019	12.2%
2.	South Street Repo, 3.35%, due 1/2/2019	12.2%
3.	Morgan Stanley Government Institutional Fund, 2.32%	8.9%
4.	ExxonMobil, 2.42%, due 1/10/2019	3.7%
5.	Prudential Financial, Inc., 2.45%, due 1/2/2019	2.4%
6.	Federal Home Loan Bank, 2.32%, due 1/9/2019	2.4%
7.	United States Treasury Bill, 2.41%, due 1/22/2019	2.4%
8.	Bank of Montreal, 3.38%, due 12/12/2019	1.8%
9.	IBM Credit, LLC, 2.89%, due 9/6/2019	1.6%
10.	Fidelity Prime Institutional Money Market Portfolio, 2.47%	1.5%

As a percentage of total net assets.

2018 Annual Report | December 31, 2018	Page 21

Sector Concentration
as of December 31, 2018

Commercial Paper	34.6%
Repurchase Agreements	24.5%
Certificates of Deposit	15.2%
Money Market Registered Investment Companies	10.4%
Corporate Obligations	8.0%
U.S. Government and Agency Obligations	4.9%
Bank Obligations	2.4%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Annual Returns

The Fund operates as a retail money market fund and is limited to accounts beneficially owned by natural persons. Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Page 22	2018 Annual Report | December 31, 2018

Institutional Prime Money Market Fund

The Meeder Institutional Prime Money Market Fund offers a floating net asset value (FNAV). A FNAV fund is characterized by a net asset value which could vary incrementally above or below $1.00 per share. The objective of this Fund is to maintain a FNAV near $1.00 per share while offering a competitive return to shareholders. The adviser to the Fund accomplishes the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies, but may also include obligations of fundamentally sound corporate issuers.

The Money Market Fund industry began 2018 in the midst of a favorable interest rate environment for shareholders. The Federal Open Market Committee (FOMC) policy cycle had been under way for a couple of years with a bulk of the action, to date, taking place in 2017. Expectations for even more increases were anticipated supporting a promising outlook for the year ahead. 2018 also welcomed a new FOMC Chairperson, Jerome Powell, who was expected to stay the course of his predecessor, Janet Yellen. The underpinnings for higher interest rates domestically were an economy on a stable foundation. Strong data from housing, employment and corporate investment were just a few of the indicators fueling an economy supportive of more historically normal interest rates. Internationally, market participants visualized follow through from the FOMC to other central banks around the world as a global lift to economic activity was anticipated. As the year progressed the FOMC did not disappoint increasing the target rate at both the March and June policy meetings. By mid-year though, skeptics became more prevalent as to how high rates could go without disrupting economic progress. Inferences of a trade war with China, speculation that the tax cut stimulus would be short lived, and the ongoing struggle to find an end solution for Brexit began building clouds around the outlook for the second half of the year and beyond. Despite these trepidations, by the end of the year the FOMC had increased its target rate two more times.

Factoring in data at hand and weighing expectations for the year that lay ahead, the advisor fine-tuned tactical strategy to be more advantageous of potential investment opportunities in a rising rate environment. Historically, the Fund has maintained ample liquidity in an effort to provide portfolio safety. Liquidity had also been a solid tool for taking advantage of investment opportunities when they arose. With elevated interest rates throughout 2018, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders. Where rates ended the year one could argue they remain accommodative, at least on a historical basis. However, there was growing contention as the year progressed that actions by the FOMC were becoming restrictive to domestic economic growth. A combination of rising rates with global headwinds of trade and geopolitics prompted the advisor to review its strategy again toward the end of the year.

For 2018 the portfolio management team targeted a stable weighted average maturity. This strategy allowed the management team opportunity to alter investments if the environment changed. Currently, we believe the FOMC is contemplating the aforementioned headwinds and may be receptive to altering its rate path slightly. We do anticipate any further interest rate actions to remain drawn out versus historical interest rate cycles. Our sector allocation favors an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities should remain abundant to explore alternative short-term, high-quality corporate debt product without adding undue risk.

As we completed 2018, our belief was that the Fund should be positioned to maintain strong performance into 2019. In the event the FOMC policy stance changes, we believe the portfolio is positioned to perform in the resulting environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Average Annual Total Returns
as of December 31, 2018

	1 Year	5 Year	10 Year
Meeder Institutional Prime Money Market Fund	1.90%	0.69%	0.50%
Lipper Average General Purpose Money Market Fund	1.63%	0.48%	0.27%

Yields
as of December 31, 2018

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Meeder Institutional Prime Money Market Fund	2.43%	2.13%

Average annual returns for a money market fund should be accompanied by yield figures.

Top 10 Holdings
as of December 31, 2018

1.	Morgan Stanley Government Institutional Fund, 2.32%	12.8%
2.	South Street Repo, 3.25%, due 1/2/2019	10.6%
3.	South Street Repo, 3.35%, due 1/2/2019	6.4%
4.	INTL FCStone Repo, 3.25%, due 7/2/2018	5.3%
5.	Prudential Financial, Inc., 2.45%, due 1/2/2019	3.0%
6.	Federal Home Loan Bank, 2.32%, due 1/9/2019	2.1%
7.	ExxonMobil, 2.42%, due 1/10/2019	2.1%
8.	United States Treasury Bill, 2.41%, due 1/22/2019	2.1%
9.	BNP Paribas Fortis, Inc., 2.53%, due 2/20/2019	1.3%
10.	Fidelity Prime Institutional Money Market Portfolio, 2.47%	1.1%

As a percentage of total net assets.

2018 Annual Report | December 31, 2018	Page 23

Sector Concentration
as of December 31, 2018

Commercial Paper	39.4%
Repurchase Agreements	22.3%
Certificates of Deposit	14.2%
Money Market Registered Investment Companies	13.9%
U.S. Government and Agency Obligations	4.9%
Corporate Obligations	5.2%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	(0.1%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Annual Returns

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance prior to October 7, 2016 reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Page 24	2018 Annual Report | December 31, 2018

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2018 to December 31, 2018.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (6/30/18)	Ending Account Value (12/31/18)	Expenses Paid During Period[1] (6/30/18 - 12/31/18)	Expense Ratio[2] (Annualized)
Muirfield Fund - Retail Class	Actual	$ 1,000.00	$ 955.80	$ 6.46	1.31%
	Hypothetical	1,000.00	1,018.60	6.67	1.31%
Spectrum Fund - Retail Class	Actual	1,000.00	952.10	9.45	1.92%
	Hypothetical	1,000.00	1,015.53	9.75	1.92%
Global Allocation Fund - Retail Class	Actual	1,000.00	937.50	7.96	1.63%
	Hypothetical	1,000.00	1,016.99	8.29	1.63%
Balanced Fund - Retail Class	Actual	1,000.00	968.30	7.04	1.42%
	Hypothetical	1,000.00	1,018.05	7.22	1.42%
Moderate Allocation Fund - Retail Class	Actual	1,000.00	974.00	6.87	1.38%
	Hypothetical	1,000.00	1,018.25	7.02	1.38%
Conservative Allocation Fund - Retail Class	Actual	1,000.00	983.90	6.35	1.27%
	Hypothetical	1,000.00	1,018.80	6.46	1.27%
Dynamic Allocation Fund - Retail Class	Actual	1,000.00	905.90	6.97	1.45%
	Hypothetical	1,000.00	1,017.90	7.37	1.45%
Quantex Fund - Retail Class	Actual	1,000.00	850.80	7.32	1.57%
	Hypothetical	1,000.00	1,017.29	7.98	1.57%
Total Return Bond Fund - Retail Class	Actual	1,000.00	1,004.10	5.86	1.16%
	Hypothetical	1,000.00	1,019.36	5.90	1.16%
Prime Money Market Fund	Actual	1,000.00	1,009.20	2.23	0.44%
	Hypothetical	1,000.00	1,022.99	2.24	0.44%
Institutional Prime Money Market Fund	Actual	1,000.00	1,010.60	0.86	0.17%
	Hypothetical	1,000.00	1,024.35	0.87	0.17%
Muirfield Fund - Adviser Class	Actual	1,000.00	957.20	5.03	1.02%
	Hypothetical	1,000.00	1,020.06	5.19	1.02%
Spectrum Fund - Adviser Class	Actual	1,000.00	954.20	8.52	1.73%
	Hypothetical	1,000.00	1,016.48	8.79	1.73%
Global Allocation Fund - Adviser Class	Actual	1,000.00	938.40	7.18	1.47%
	Hypothetical	1,000.00	1,017.80	7.48	1.47%
Balanced Fund - Adviser Class	Actual	1,000.00	969.30	5.86	1.18%
	Hypothetical	1,000.00	1,019.26	6.01	1.18%

2018 Annual Report | December 31, 2018	Page 25

		Beginning Account Value (6/30/18)	Ending Account Value (12/31/18)	Expenses Paid During Period[1] (6/30/18 - 12/31/18)	Expense Ratio[2] (Annualized)
Moderate Allocation Fund - Adviser Class	Actual	$ 1,000.00	$ 974.50	$ 5.87	1.18%
	Hypothetical	1,000.00	1,019.26	6.01	1.18%
Conservative Allocation Fund - Adviser Class	Actual	1,000.00	984.50	5.55	1.11%
	Hypothetical	1,000.00	1,019.61	5.65	1.11%
Dynamic Allocation Fund - Adviser Class	Actual	1,000.00	906.70	5.91	1.23%
	Hypothetical	1,000.00	1,019.00	6.26	1.23%
Quantex Fund - Adviser Class	Actual	1,000.00	851.40	6.63	1.42%
	Hypothetical	1,000.00	1,018.05	7.22	1.42%
Total Return Bond Fund - Adviser Class	Actual	1,000.00	1,005.40	4.80	0.95%
	Hypothetical	1,000.00	1,020.42	4.84	0.95%
Muirfield Fund - Institutional Class	Actual	1,000.00	959.50	4.00	0.81%
	Hypothetical	1,000.00	1,021.12	4.13	0.81%
Spectrum Fund - Institutional Class	Actual	1,000.00	954.20	7.44	1.51%
	Hypothetical	1,000.00	1,017.59	7.68	1.51%
Global Allocation Fund - Institutional Class	Actual	1,000.00	939.20	5.91	1.21%
	Hypothetical	1,000.00	1,019.11	6.16	1.21%
Balanced Fund - Institutional Class	Actual	1,000.00	970.60	4.87	0.98%
	Hypothetical	1,000.00	1,020.27	4.99	0.98%
Moderate Allocation Fund - Institutional Class	Actual	1,000.00	976.40	5.08	1.02%
	Hypothetical	1,000.00	1,020.06	5.19	1.02%
Conservative Allocation Fund - Institutional Class	Actual	1,000.00	985.40	4.60	0.92%
	Hypothetical	1,000.00	1,020.57	4.69	0.92%
Dynamic Allocation Fund - Institutional Class	Actual	1,000.00	908.10	4.91	1.02%
	Hypothetical	1,000.00	1,020.06	5.19	1.02%
Quantex Fund - Institutional Class	Actual	1,000.00	852.20	5.70	1.22%
	Hypothetical	1,000.00	1,019.06	6.21	1.22%
Total Return Bond Fund - Institutional Class	Actual	1,000.00	1,006.70	3.79	0.75%
	Hypothetical	1,000.00	1,021.42	3.82	0.75%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period by 184/365 (to reflect the total number of days in the six-month period).
[2]	Does not include the effects of acquired fund fees and expenses. May be influenced by the timing of reimbursements made to the Fund.

Page 26	2018 Annual Report | December 31, 2018

2018 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 63.8%
Communication Services — 6.0%
Alphabet, Inc. - Class A (1)	677	707,438
Alphabet, Inc. - Class C (1)	6,884	7,129,139
AMC Entertainment Holdings, Inc.	9,184	112,780
AMC Networks, Inc. (1)	3,263	179,073
AT&T, Inc.	109,932	3,137,459
ATN International, Inc.	229	16,380
Beasley Broadcast Group, Inc.	373	1,399
Cable One, Inc.	740	606,874
Cincinnati Bell, Inc. (1)	1,708	13,288
Cinemark Holdings, Inc.	3,782	135,396
Comcast Corp. - Class A	65,210	2,220,401
Discovery, Inc. (1)	13,249	305,787
EW Scripps Co./The	568	8,935
Facebook, Inc. (1)	27,070	3,548,606
Frontier Communications Corp.	11,987	28,529
Gannett Co., Inc.	543	4,632
Gray Television, Inc. (1)	7,416	109,312
Intelsat SA (1)	1,656	35,422
Interpublic Group of Cos., Inc./The	7,183	148,185
Liberty TripAdvisor Holdings, Inc. (1)	1,221	19,402
Marcus Corp./The	4,338	171,351
MDC Partners, Inc. (1)	6,658	17,377
National CineMedia, Inc.	3,026	19,608
Nexstar Media Group, Inc.	2,076	163,257
NII Holdings, Inc. (1)	3,034	13,380
Ooma, Inc. (1)	881	12,228
Rosetta Stone, Inc. (1)	1,143	18,745
Scholastic Corp.	471	18,962
Spok Holdings, Inc.	6,068	80,462
Sprint Corp. (1)	53,320	310,322
TechTarget, Inc. (1)	508	6,203
TEGNA, Inc.	16,022	174,159
Telephone & Data Systems, Inc.	8,212	267,218
T-Mobile US, Inc. (1)	50,115	3,187,815
Tribune Publishing Co. (1)	3,234	36,674
Twenty-First Century Fox, Inc. - Class A	25,970	1,249,676
United States Cellular Corp. (1)	1,388	72,134
Verizon Communications, Inc.	115,704	6,504,879
Viacom, Inc.	30,828	792,280
Vonage Holdings Corp. (1)	4,431	38,683
Walt Disney Co./The	45,127	4,948,176
WideOpenWest, Inc. (1)	3,568	25,440
		36,597,466

Consumer Discretionary — 5.0%
Aaron's, Inc.	2,741	115,259
Amazon.com, Inc. (1)	6,480	9,732,766
Ascena Retail Group, Inc. (1)	3,354	8,419
Barnes & Noble Education, Inc. (1)	210	842
Bassett Furniture Industries, Inc.	3,989	79,940
Bed Bath & Beyond, Inc. (2)	12,972	146,843
Best Buy Co., Inc.	16,550	876,488
Bloomin' Brands, Inc.	3,889	69,574
Bojangles', Inc. (1)	266	4,277
Booking Holdings, Inc. (1)	1,028	1,770,648
Brinker International, Inc.	1,764	77,581
Burlington Stores, Inc. (1)	949	154,374
Callaway Golf Co.	4,967	75,995
Capri Holdings, Ltd. (1)	12,695	481,394
Cato Corp./The	110	1,570
Chico's FAS, Inc.	2,657	14,932
Clarus Corp.	2,828	28,619
Crocs, Inc. (1)	1,657	43,049
Darden Restaurants, Inc.	3,772	376,672
Dave & Buster's Entertainment, Inc.	1,290	57,482
Deckers Outdoor Corp. (1)	1,003	128,334
Dine Brands Global, Inc.	170	11,448
Domino's Pizza, Inc.	771	191,200
Dunkin' Brands Group, Inc.	1,056	67,711
Ethan Allen Interiors, Inc.	4,091	71,961
Etsy, Inc. (1)	1,831	87,101
Express, Inc. (1)	5,644	28,841
Extended Stay America, Inc.	13,183	204,337
Five Below, Inc. (1)	127	12,995
Foot Locker, Inc.	4,801	255,413
Ford Motor Co.	104,197	797,107
Fox Factory Holding Corp. (1)	663	39,031
Gentex Corp.	16,716	337,830
G-III Apparel Group, Ltd. (1)	218	6,080
H&R Block, Inc.	10,275	260,677
Helen of Troy, Ltd. (1)	392	51,423
Hooker Furniture Corp.	1,880	49,519
J Alexander's Holdings, Inc. (1)	4,450	36,624
Lands' End, Inc. (1)	391	5,556
La-Z-Boy, Inc.	1,912	52,982
Lear Corp.	4,865	597,714
Liberty Expedia Holdings, Inc. (1)	15,342	600,026
Lululemon Athletica, Inc. (1)	3,554	432,202
M/I Homes, Inc. (1)	5,605	117,817
Malibu Boats, Inc. (1)	408	14,198

The accompanying notes are an integral part of these financial statements.

Page 28	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MasterCraft Boat Holdings, Inc. (1)	1,305	24,404
McDonald's Corp.	2,171	385,504
MDC Holdings, Inc.	2,987	83,965
NIKE, Inc. - Class B	45	3,336
Norwegian Cruise Line Holdings, Ltd. (1)	4,980	211,102
Nutrisystem, Inc.	187	8,206
NVR, Inc. (1)	175	426,473
Office Depot, Inc.	370	955
Oxford Industries, Inc.	331	23,514
Penn National Gaming, Inc. (1)	2,389	44,985
Qurate Retail, Inc. (1)	7,307	142,633
Rent-A-Center, Inc./TX (1)	379	6,136
Ross Stores, Inc.	2,119	176,301
RTW RetailWinds, Inc. (1)	1,971	5,578
Signet Jewelers, Ltd.	1,513	48,068
Speedway Motorsports, Inc.	502	8,168
Starbucks Corp.	29,921	1,926,912
Stoneridge, Inc. (1)	667	16,442
Tailored Brands, Inc.	82	1,118
Target Corp.	17,073	1,128,355
Taylor Morrison Home Corp. (1)	6,217	98,850
Thor Industries, Inc.	2,568	133,536
TJX Cos., Inc./The	82,582	3,694,719
Tower International, Inc.	1,692	40,270
Town Sports International Holdings, Inc. (1)	227	1,453
Turtle Beach Corp. (1)	332	4,738
Ulta Beauty, Inc. (1)	622	152,290
Vera Bradley, Inc. (1)	2,452	21,014
Wendy's Co./The	9,876	154,164
Wyndham Hotels & Resorts, Inc.	18,660	846,604
Yum! Brands, Inc.	21,987	2,021,045
		30,415,689

Consumer Staples — 2.3%
Church & Dwight Co., Inc.	4,002	263,172
Coca-Cola Co./The	5,315	251,665
Conagra Brands, Inc.	18,607	397,446
Costco Wholesale Corp.	4,065	828,081
Flowers Foods, Inc.	144	2,660
Hershey Co./The	2,375	254,553
Kellogg Co.	890	50,739
Keurig Dr Pepper, Inc.	61,435	1,575,193
Kroger Co./The	28,622	787,105
Lamb Weston Holdings, Inc.	5,682	417,968
Molson Coors Brewing Co.	10,744	603,383
PepsiCo, Inc.	31,794	3,512,601
Procter & Gamble Co./The	27,759	2,551,607
Simply Good Foods Co./The (1)	1,822	34,436
SpartanNash Co.	624	10,720
Sprouts Farmers Market, Inc. (1)	4,139	97,308
Tyson Foods, Inc.	8,599	459,187
Walgreens Boots Alliance, Inc.	11,853	809,915
Walmart, Inc.	15,435	1,437,770
		14,345,509

Energy — 3.9%
Adams Resources & Energy, Inc.	252	9,755
Anadarko Petroleum Corp.	6,665	292,194
Arch Coal, Inc. - Class A	801	66,475
Archrock, Inc.	10,642	79,709
Cactus, Inc. (1)	4,334	118,795
Chesapeake Energy Corp. (1)(2)	20,521	43,094
Chevron Corp.	16,998	1,849,212
ConocoPhillips	63,557	3,962,779
CONSOL Energy, Inc. (1)	544	17,250
Covia Holdings Corp. (1)(2)	16,701	57,117
CVR Energy, Inc.	1,365	47,065
Delek US Holdings, Inc.	1,898	61,704
Denbury Resources, Inc. (1)	6,400	10,944
Earthstone Energy, Inc. (1)	2,969	13,420
Era Group, Inc. (1)	1,136	9,929
Evolution Petroleum Corp.	5,668	38,656
Exxon Mobil Corp.	61,403	4,187,071
Gulfport Energy Corp. (1)	7,795	51,057
Hallador Energy Co.	5,664	28,716
Helix Energy Solutions Group, Inc. (1)	1,961	10,609
Helmerich & Payne, Inc.	4,748	227,619
HollyFrontier Corp.	7,673	392,244
Keane Group, Inc. (1)	10,826	88,557
KLX Energy Services Holdings, Inc. (1)	489	11,467
Mammoth Energy Services, Inc.	1,738	31,249
Marathon Oil Corp.	55,229	791,984
Marathon Petroleum Corp.	35,319	2,084,174
Matrix Service Co. (1)	6,372	114,314
Northern Oil and Gas, Inc. (1)	1,543	3,487
Occidental Petroleum Corp.	48,883	3,000,439
Overseas Shipholding Group, Inc. (1)	2,573	4,271
PBF Energy, Inc.	7,736	252,735
Peabody Energy Corp.	6,053	184,495
Penn Virginia Corp. (1)	543	29,355
Phillips 66	38,522	3,318,670
Profire Energy, Inc. (1)	5,201	7,541

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 29

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
ProPetro Holding Corp. (1)	6,582	81,090
Renewable Energy Group, Inc. (1)	585	15,035
SEACOR Holdings, Inc. (1)	82	3,034
SilverBow Resources, Inc. (1)	1,461	34,538
Southwestern Energy Co. (1)	18,369	62,638
Targa Resources Corp.	5,984	215,544
Unit Corp. (1)	1,455	20,777
Valero Energy Corp.	27,072	2,029,588
W&T Offshore, Inc. (1)	6,066	24,992
WildHorse Resource Development Corp. (1)	2,929	41,328
World Fuel Services Corp.	3,667	78,510
		24,105,226

Financials — 8.0%
American Equity Investment Life Holding Co.	601	16,792
Arbor Realty Trust, Inc.	16,509	166,246
Arthur J Gallagher & Co.	5,126	377,786
Bancorp, Inc./The (1)	13,437	106,959
Bank of America Corp.	256,261	6,314,271
Bank of NT Butterfield & Son, Ltd./The	2,851	89,379
BankUnited, Inc.	494	14,790
BB&T Corp.	29,773	1,289,766
Berkshire Hathaway, Inc. - Class B (1)	40,298	8,228,046
Cherry Hill Mortgage Investment Corp.	1,226	21,504
CIT Group, Inc.	3,953	151,281
Cullen/Frost Bankers, Inc.	520	45,729
Discover Financial Services	15,878	936,484
Essent Group, Ltd. (1)	5,908	201,935
Fidelity National Financial, Inc.	11,371	357,504
Fifth Third Bancorp	67,571	1,589,946
First BanCorp/Puerto Rico	7,140	61,404
FirstCash, Inc.	2,903	210,032
Genworth Financial, Inc. (1)	7,703	35,896
Goosehead Insurance, Inc. (1)	1,032	27,131
Health Insurance Innovations, Inc. - Class A (1)	1,254	33,519
Huntington Bancshares, Inc./OH	166,782	1,988,041
Independence Holding Co.	386	13,587
Independent Bank Corp./MI	462	9,711
Investment Technology Group, Inc.	501	15,150
JPMorgan Chase & Co.	40,341	3,938,088
KeyCorp	137,184	2,027,580
Ladder Capital Corp.	24,926	385,605
Loews Corp.	3,624	164,964
Marlin Business Services Corp.	595	13,286
MB Financial, Inc.	22,135	877,210
MBT Financial Corp.	3,275	30,458
Medley Management, Inc.	1,292	4,987
MGIC Investment Corp. (1)	14,415	150,781
Moelis & Co.	3,888	133,669
Mr Cooper Group, Inc. (1)	5,778	67,429
National General Holdings Corp.	2,843	68,829
New Residential Investment Corp.	88,419	1,256,434
NMI Holdings, Inc. - Class A (1)	2,880	51,408
Northrim BanCorp, Inc.	1,600	52,592
OFG Bancorp	2,099	34,550
Old Republic International Corp.	27,479	565,243
On Deck Capital, Inc. (1)	4,057	23,936
Oppenheimer Holdings, Inc.	8,312	212,372
PacWest Bancorp	24,798	825,277
Parke Bancorp, Inc.	303	5,671
PennyMac Financial Services, Inc.	7,750	164,765
Popular, Inc.	8,498	401,276
Progressive Corp./The	49,613	2,993,152
Pzena Investment Management, Inc.	8,733	75,540
Radian Group, Inc.	20,642	337,703
Ready Capital Corp.	620	8,575
Regions Financial Corp.	169,350	2,265,903
Reinsurance Group of America, Inc.	2,875	403,161
Safety Insurance Group, Inc.	1,416	115,843
Silvercrest Asset Management Group, Inc.	157	2,077
Stewart Information Services Corp.	10,342	428,159
SunTrust Banks, Inc.	64,550	3,255,902
Synchrony Financial	1,660	38,944
TCF Financial Corp.	41,628	811,330
Universal Insurance Holdings, Inc.	1,917	72,693
US Bancorp	6,123	279,821
Waddell & Reed Financial, Inc.	836	15,115
Walker & Dunlop, Inc.	3,875	167,594
Wells Fargo & Co.	88,409	4,073,887
		49,104,698

Healthcare — 12.9%
Abbott Laboratories	18,508	1,338,684
AbbVie, Inc.	17,978	1,657,392
ABIOMED, Inc. (1)	1,507	489,835
ACADIA Pharmaceuticals, Inc. (1)	454	7,341
Achillion Pharmaceuticals, Inc. (1)	10,923	17,368
Acorda Therapeutics, Inc. (1)	6,444	100,398
Aeglea BioTherapeutics, Inc. (1)	2,549	19,092
AgeX Therapeutics, Inc. (1)	75	224

The accompanying notes are an integral part of these financial statements.

Page 30	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Agilent Technologies, Inc.	3,503	236,312
Aldeyra Therapeutics, Inc. (1)	4,205	34,902
Alexion Pharmaceuticals, Inc. (1)	8,679	844,987
Alkermes PLC (1)	697	20,568
Allergan PLC	11,266	1,505,814
AMAG Pharmaceuticals, Inc. (1)	3,487	52,968
Amedisys, Inc. (1)	183	21,431
AmerisourceBergen Corp.	5,928	441,043
Amgen, Inc.	19,132	3,724,426
Amphastar Pharmaceuticals, Inc. (1)	2,370	47,163
Ampio Pharmaceuticals, Inc. (1)	90	36
Aquestive Therapeutics, Inc. (1)	1,165	7,340
Arena Pharmaceuticals, Inc. (1)	2,930	114,124
ArQule, Inc. (1)	7,216	19,988
Arrowhead Pharmaceuticals, Inc. (1)	3,348	41,582
Assertio Therapeutics, Inc. (1)	2,927	10,566
Atara Biotherapeutics, Inc. (1)	2,142	74,413
Avid Bioservices, Inc. (1)	6,007	24,629
Baxter International, Inc.	52,125	3,430,868
Biogen, Inc. (1)	9,397	2,827,745
BioSpecifics Technologies Corp. (1)	1,067	64,660
Bio-Techne Corp.	755	109,264
BioTelemetry, Inc. (1)	897	53,569
Bristol-Myers Squibb Co.	42,243	2,195,791
Bruker Corp.	7,800	232,206
Calithera Biosciences, Inc. (1)	2,659	10,663
Cardinal Health, Inc.	8,635	385,121
CareDx, Inc. (1)	2,845	71,523
CASI Pharmaceuticals, Inc. (1)	3,344	13,443
Catalent, Inc. (1)	15,116	471,317
Catalyst Pharmaceuticals, Inc. (1)	14,602	28,036
Celcuity, Inc. (1)	720	17,273
Celgene Corp. (1)	5,106	327,244
Cellular Biomedicine Group, Inc. (1)	1,775	31,347
Centene Corp. (1)	1,826	210,538
Cerner Corp. (1)	28,818	1,511,216
Charles River Laboratories International, Inc. (1)	691	78,207
Chemed Corp.	982	278,181
ChemoCentryx, Inc. (1)	1,680	18,329
Codexis, Inc. (1)	93	1,553
Collegium Pharmaceutical, Inc. (1)	1,062	18,235
CONMED Corp.	1,950	125,190
Cooper Cos., Inc./The	1,250	318,125
Corium International Contingent Value Rights (1)(7)	409	—
CVS Health Corp.	8,822	578,017
Danaher Corp.	836	86,208
DexCom, Inc. (1)	1,540	184,492
Durect Corp. (1)	379	183
Eli Lilly & Co.	23,482	2,717,337
Emergent BioSolutions, Inc. (1)	4,900	290,472
Enanta Pharmaceuticals, Inc. (1)	913	64,668
Encompass Health Corp.	3,989	246,121
Endo International PLC (1)	8,502	62,065
Ensign Group, Inc./The	381	14,779
Evolus, Inc. (1)	568	6,759
Exact Sciences Corp. (1)	1,439	90,801
Exelixis, Inc. (1)	10,457	205,689
Fennec Pharmaceuticals, Inc. (1)	4,773	30,452
FONAR Corp. (1)	1,971	39,893
Fortress Biotech, Inc. (1)	16,011	13,769
G1 Therapeutics, Inc. (1)	2,538	48,603
Genomic Health, Inc. (1)	1,540	99,191
Gilead Sciences, Inc.	34,603	2,164,418
Globus Medical, Inc. (1)	4,783	207,008
Halozyme Therapeutics, Inc. (1)	479	7,008
Harvard Bioscience, Inc. (1)	3,886	12,357
HCA Healthcare, Inc.	22,020	2,740,389
Hill-Rom Holdings, Inc.	8,178	724,162
Hologic, Inc. (1)	929	38,182
Horizon Pharma Plc (1)	4,547	88,848
Humana, Inc.	5,240	1,501,155
ICU Medical, Inc. (1)	697	160,052
IDEXX Laboratories, Inc. (1)	4,657	866,295
Incyte Corp. (1)	2,647	168,323
Innovate Biopharmaceuticals, Inc. (1)	842	1,945
Inovio Pharmaceuticals, Inc. (1)	5,943	23,772
Integer Holdings Corp. (1)	1,505	114,771
Intercept Pharmaceuticals, Inc. (1)	69	6,955
Intersect ENT, Inc. (1)	2,621	73,860
IntriCon Corp. (1)	183	4,828
Invitae Corp. (1)	7,323	80,992
IQVIA Holdings, Inc. (1)	3,451	400,903
Jazz Pharmaceuticals PLC (1)	1,306	161,892
Johnson & Johnson	46,010	5,937,591
Kindred Biosciences, Inc. (1)	4,516	49,450
Lannett Co., Inc. (1)(2)	139	689
Lantheus Holdings, Inc. (1)	813	12,723
LivaNova PLC (1)	723	66,133
Loxo Oncology, Inc. (1)	183	25,633
Luminex Corp.	2,501	57,798

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 31

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MacroGenics, Inc. (1)	6,913	87,795
Madrigal Pharmaceuticals, Inc. (1)	274	30,885
Mallinckrodt PLC (1)	3,394	53,625
Marinus Pharmaceuticals, Inc. (1)	4,365	12,528
Masimo Corp. (1)	3,918	420,676
MediciNova, Inc. (1)	29	237
Medtronic PLC	52,882	4,810,147
Merck & Co., Inc.	73,181	5,591,760
Minerva Neurosciences, Inc. (1)	6,470	43,608
Mirati Therapeutics, Inc. (1)	970	41,147
Molina Healthcare, Inc. (1)	899	104,482
Momenta Pharmaceuticals, Inc. (1)	1,839	20,303
Mustang Bio, Inc. (1)	3,806	11,190
Mylan NV (1)	48,559	1,330,517
Myriad Genetics, Inc. (1)	153	4,448
Natera, Inc. (1)	2,943	41,084
NeoGenomics, Inc. (1)	316	3,985
Neurocrine Biosciences, Inc. (1)	3,125	223,156
Omnicell, Inc. (1)	229	14,024
Orthofix Medical, Inc. (1)	3,714	194,948
Owens & Minor, Inc.	2,928	18,534
Pacira Pharmaceuticals, Inc./DE (1)	2,197	94,515
Palatin Technologies, Inc. (1)	3,590	2,543
PDL BioPharma, Inc. (1)	16,793	48,700
Perrigo Co. PLC	10,847	420,321
Pfizer, Inc.	139,734	6,099,389
Phibro Animal Health Corp.	2,897	93,168
Pieris Pharmaceuticals, Inc. (1)	1,241	3,301
PRA Health Sciences, Inc. (1)	3,878	356,621
Premier, Inc. - Class A (1)	9,078	339,063
Prestige Consumer Healthcare, Inc. (1)	1,626	50,211
Proteostasis Therapeutics, Inc. (1)	4,895	15,860
PTC Therapeutics, Inc. (1)	442	15,169
Ra Pharmaceuticals, Inc. (1)	2,542	46,264
Reata Pharmaceuticals, Inc. (1)	807	45,273
Regeneron Pharmaceuticals, Inc. (1)	5,289	1,975,442
REGENXBIO, Inc. (1)	1,378	57,807
Repligen Corp. (1)	2,619	138,126
Rhythm Pharmaceuticals, Inc. (1)	286	7,688
Sarepta Therapeutics, Inc. (1)	1,521	165,987
SIGA Technologies, Inc. (1)	12,794	101,073
Spring Bank Pharmaceuticals, Inc. (1)	1,205	12,520
STAAR Surgical Co. (1)	542	17,295
STERIS PLC	1,030	110,056
Supernus Pharmaceuticals, Inc. (1)	363	12,059
Surface Oncology, Inc. (1)	2,347	9,951
Syneos Health, Inc. (1)	2,831	111,400
Tandem Diabetes Care, Inc. (1)	1,998	75,864
Tenet Healthcare Corp. (1)	1,558	26,704
Thermo Fisher Scientific, Inc.	613	137,183
Tocagen, Inc. (1)	4,324	35,500
United Therapeutics Corp. (1)	4,169	454,004
UnitedHealth Group, Inc.	15,023	3,742,530
Universal Health Services, Inc.	746	86,954
Vanda Pharmaceuticals, Inc. (1)	4,225	110,399
Varian Medical Systems, Inc. (1)	3,111	352,507
Veeva Systems, Inc. (1)	3,236	289,040
Veracyte, Inc. (1)	3,247	40,847
Vericel Corp. (1)	3,091	53,783
Vertex Pharmaceuticals, Inc. (1)	16,797	2,783,431
Viking Therapeutics, Inc. (1)	3,772	28,856
Vital Therapies, Inc. (1)	2,686	500
WaVe Life Sciences, Ltd. (1)	61	2,564
West Pharmaceutical Services, Inc.	3,024	296,443
Xencor, Inc. (1)	1,573	56,880
Zafgen, Inc. (1)	3,742	18,523
Zimmer Biomet Holdings, Inc.	2,823	292,802
Zoetis, Inc.	21,225	1,815,587
		78,269,683

Industrials — 4.9%
ACCO Brands Corp.	11,162	75,678
Albany International Corp.	812	50,693
Allison Transmission Holdings, Inc.	17,408	764,385
Ameresco, Inc. - Class A (1)	845	11,915
ArcBest Corp.	949	32,513
Armstrong World Industries, Inc.	4,097	238,486
Atkore International Group, Inc. (1)	3,886	77,098
Boeing Co./The	1,136	366,360
Brady Corp.	2,926	127,164
Casella Waste Systems, Inc. (1)	1,078	30,712
Cintas Corp.	1,723	289,447
Comfort Systems USA, Inc.	3,306	144,406
Commercial Vehicle Group, Inc. (1)	6,935	39,530
Continental Building Products, Inc. (1)	234	5,955
Copart, Inc. (1)	6,224	297,383
Covenant Transportation Group, Inc. (1)	1,668	32,026
Crane Co.	4,020	290,164
CSX Corp.	57,789	3,590,431
Cummins, Inc.	1,597	213,423
Delta Air Lines, Inc.	28,144	1,404,386
Donaldson Co., Inc.	1,694	73,503

The accompanying notes are an integral part of these financial statements.

Page 32	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ducommun, Inc. (1)	1,215	44,129
Eagle Bulk Shipping, Inc. (1)	6,588	30,371
Emerson Electric Co.	2,551	152,422
EnerSys	3,308	256,734
Federal Signal Corp.	3,940	78,406
Foundation Building Materials, Inc. (1)	3,299	27,415
Global Brass & Copper Holdings, Inc.	4,690	117,954
Graco, Inc.	3,978	166,479
Harsco Corp. (1)	5,140	102,080
Hawaiian Holdings, Inc.	183	4,833
HD Supply Holdings, Inc. (1)	4,467	167,602
Heidrick & Struggles International, Inc.	655	20,429
Hillenbrand, Inc.	8,381	317,891
HNI Corp.	300	10,629
Huntington Ingalls Industries, Inc.	3,734	710,618
Hurco Cos., Inc.	1,119	39,948
Infrastructure and Energy Alternatives, Inc. (1)	3,016	24,701
Ingersoll-Rand PLC	8,971	818,424
Insperity, Inc.	663	61,898
Kadant, Inc.	552	44,966
KBR, Inc.	4,791	72,727
Kelly Services, Inc. - Class A	759	15,544
Kennametal, Inc.	1,792	59,638
Kimball International, Inc. - Class B	2,430	34,482
Landstar System, Inc.	4,101	392,343
LB Foster Co. - Class A (1)	71	1,129
LSC Communications, Inc.	2,325	16,275
ManpowerGroup, Inc.	304	19,699
Masonite International Corp. (1)	4,868	218,232
Matson, Inc.	5,826	186,549
Miller Industries, Inc./TN	2,535	68,445
MSC Industrial Direct Co., Inc.	2,981	229,299
Navigant Consulting, Inc.	2,118	50,938
NCI Building Systems, Inc. (1)	11,914	86,377
Nexeo Solutions, Inc. (1)	2,695	23,150
Norfolk Southern Corp.	23,652	3,536,920
Old Dominion Freight Line, Inc.	941	116,204
Oshkosh Corp.	6,559	402,132
PACCAR, Inc.	31,771	1,815,395
Park-Ohio Holdings Corp.	711	21,821
Patrick Industries, Inc. (1)	2,080	61,589
Pitney Bowes, Inc.	6,576	38,864
Quad/Graphics, Inc.	4,677	57,621
Quanex Building Products Corp.	947	12,870
Quanta Services, Inc.	5,611	168,891
Radiant Logistics, Inc. (1)	3,720	15,810
RBC Bearings, Inc. (1)	402	52,702
Regal Beloit Corp.	75	5,254
Republic Services, Inc.	9,344	673,609
Rollins, Inc.	14,116	509,588
RR Donnelley & Sons Co.	6,474	25,637
Spirit AeroSystems Holdings, Inc.	2,407	173,521
Steelcase, Inc. - Class A	6,619	98,160
Teledyne Technologies, Inc. (1)	695	143,914
Tetra Tech, Inc.	510	26,403
Timken Co./The	2,000	74,640
Toro Co./The	10,590	591,769
TriMas Corp. (1)	3,365	91,831
UniFirst Corp./MA	903	129,192
Union Pacific Corp.	32,139	4,442,574
United Continental Holdings, Inc. (1)	25,194	2,109,494
Universal Logistics Holdings, Inc.	885	16,010
US Xpress Enterprises, Inc. (1)	3,340	18,737
Vectrus, Inc. (1)	3,101	66,920
Wabash National Corp.	8,312	108,721
Waste Management, Inc.	13,646	1,214,358
WW Grainger, Inc.	686	193,699
		29,843,264

Information Technology — 14.1%
Accenture PLC	5,810	819,268
ACI Worldwide, Inc. (1)	2,013	55,700
Adobe, Inc. (1)	15,944	3,607,171
Advanced Micro Devices, Inc. (1)	24,959	460,743
Agilysys, Inc. (1)	1,220	17,495
Amkor Technology, Inc. (1)	19,548	128,235
ANSYS, Inc. (1)	188	26,873
Apple, Inc.	75,764	11,951,013
Applied Materials, Inc.	3,089	101,134
ARRIS International PLC (1)	2,524	77,159
Arrow Electronics, Inc. (1)	2,203	151,897
Aspen Technology, Inc. (1)	4,236	348,114
Autodesk, Inc. (1)	5,159	663,499
Avaya Holdings Corp. (1)	6,632	96,562
Avnet, Inc.	19,375	699,438
Booz Allen Hamilton Holding Corp.	5,906	266,183
Bottomline Technologies DE, Inc. (1)	3,474	166,752
Broadcom, Inc.	3,749	953,296
Cabot Microelectronics Corp.	2,781	265,168
CACI International, Inc. - Class A (1)	1,723	248,164
Cadence Design Systems, Inc. (1)	16,724	727,160

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 33

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CDK Global, Inc.	2,053	98,298
CDW Corp./DE	7,202	583,722
Ciena Corp. (1)	6,941	235,369
Cirrus Logic, Inc. (1)	1,981	65,730
Cisco Systems, Inc.	137,895	5,974,990
CommVault Systems, Inc. (1)	1,991	117,648
Comtech Telecommunications Corp.	3,034	73,848
Dell Technologies, Inc. - Class C (1)	24,372	1,191,060
Dolby Laboratories, Inc.	3,114	192,570
DXC Technology Co.	12,328	655,480
Electro Scientific Industries, Inc. (1)	205	6,142
Euronet Worldwide, Inc. (1)	2,433	249,091
EVERTEC, Inc.	3,894	111,758
F5 Networks, Inc. (1)	8,817	1,428,619
Fabrinet (1)	3,686	189,129
Fair Isaac Corp. (1)	193	36,091
Fortinet, Inc. (1)	9,035	636,335
Hackett Group, Inc./The	159	2,546
Hewlett Packard Enterprise Co.	123,063	1,625,662
HP, Inc.	135,815	2,778,775
Immersion Corp. (1)	2,746	24,604
Insight Enterprises, Inc. (1)	4,240	172,780
Integrated Device Technology, Inc. (1)	1,982	95,988
Intel Corp.	84,910	3,984,826
InterDigital, Inc.	6,343	421,365
International Business Machines Corp.	15,311	1,740,401
Intuit, Inc.	18,552	3,651,961
j2 Global, Inc.	2,372	164,569
Jabil, Inc.	15,471	383,526
Juniper Networks, Inc.	50,749	1,365,656
KEMET Corp.	68	1,193
KLA-Tencor Corp.	4,024	360,108
Lam Research Corp.	7,146	973,071
Leidos Holdings, Inc.	4,592	242,090
LivePerson, Inc. (1)	2,718	51,261
LiveRamp Holdings, Inc. (1)	176	6,799
Majesco (1)	115	815
Mastercard, Inc.	22,135	4,175,768
MAXIMUS, Inc.	8	521
Micron Technology, Inc. (1)	75,331	2,390,253
Microsoft Corp.	124,478	12,643,230
MicroStrategy, Inc. (1)	216	27,594
Mitek Systems, Inc. (1)	1,055	11,405
MKS Instruments, Inc.	1,085	70,102
MoneyGram International, Inc. (1)	16,313	32,626
Motorola Solutions, Inc.	3,298	379,402
Nanometrics, Inc. (1)	3,115	85,133
Napco Security Technologies, Inc. (1)	1,310	20,633
National Instruments Corp.	1,363	61,853
NetApp, Inc.	16,370	976,798
Nuance Communications, Inc. (1)	24,450	323,474
NVE Corp.	38	3,327
Oracle Corp.	62,790	2,834,969
PC Connection, Inc.	1,832	54,465
Photronics, Inc. (1)	10,469	101,340
Progress Software Corp.	2,876	102,069
PTC, Inc. (1)	3,704	307,062
Quantenna Communications, Inc. (1)	4,660	66,871
SailPoint Technologies Holding, Inc. (1)	1,060	24,899
ScanSource, Inc. (1)	352	12,102
Semtech Corp. (1)	2,470	113,299
SendGrid, Inc. (1)	2,010	86,772
SMART Global Holdings, Inc. (1)(2)	1,783	52,955
SPS Commerce, Inc. (1)	5	412
Symantec Corp.	26,061	492,423
Synopsys, Inc. (1)	10,948	922,260
Tableau Software, Inc. (1)	2,666	319,920
Tech Data Corp. (1)	2,493	203,952
Texas Instruments, Inc.	44,317	4,187,957
TiVo Corp.	846	7,961
Trade Desk, Inc./The (1)	1,426	165,502
Ubiquiti Networks, Inc.	1,068	106,170
Unisys Corp. (1)	1,643	19,108
Verint Systems, Inc. (1)	7,145	302,305
Visa, Inc.	6,589	869,353
Vishay Precision Group, Inc. (1)	666	20,133
Workiva, Inc. (1)	619	22,216
Xilinx, Inc.	19,377	1,650,339
Zebra Technologies Corp. - Class A (1)	1,844	293,620
Zix Corp. (1)	2,886	16,537
		86,283,990

Materials — 1.6%
CF Industries Holdings, Inc.	8,988	391,068
Chemours Co./The	11,626	328,086
Eagle Materials, Inc.	10,450	637,764
Ecolab, Inc.	2,243	330,506
FutureFuel Corp.	5,712	90,592
Greif, Inc. - Class A	4,775	177,200
Huntsman Corp.	2,860	55,169
International Paper Co.	22,961	926,706
Louisiana-Pacific Corp.	20,755	461,176

The accompanying notes are an integral part of these financial statements.

Page 34	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
LyondellBasell Industries NV	38,959	3,239,830
Mosaic Co./The	13,162	384,462
Nucor Corp.	23,150	1,199,402
PPG Industries, Inc.	5,339	545,806
Reliance Steel & Aluminum Co.	4,862	346,029
Steel Dynamics, Inc.	16,316	490,133
Trinseo SA	5,478	250,783
Verso Corp. (1)	857	19,197
		9,873,909

Real Estate Investment Trust — 2.5%
American Assets Trust, Inc.	7,490	300,873
American Tower Corp.	5,875	929,366
Bluerock Residential Growth REIT, Inc.	452	4,077
CatchMark Timber Trust, Inc.	10,485	74,444
CoreCivic, Inc.	8,263	147,329
CubeSmart	6,357	182,382
Essex Property Trust, Inc.	12,297	3,015,347
Front Yard Residential Corp.	1,673	14,605
Gaming and Leisure Properties, Inc.	4,434	143,263
GEO Group, Inc./The	8,785	173,065
Gladstone Commercial Corp.	198	3,548
Hospitality Properties Trust	15,507	370,307
Host Hotels & Resorts, Inc.	53,492	891,712
Lamar Advertising Co.	9,492	656,657
New Senior Investment Group, Inc.	10,402	42,856
Pebblebrook Hotel Trust	191	5,407
Pennsylvania Real Estate Investment Trust	6,096	36,210
Piedmont Office Realty Trust, Inc.	26,879	458,018
PotlatchDeltic Corp.	2,361	74,702
PS Business Parks, Inc.	3,568	467,408
Redfin Corp. (1)	2,018	29,059
Retail Properties of America, Inc.	6,577	71,360
Retail Value, Inc.	4,906	125,545
SBA Communications Corp. (1)	632	102,314
Simon Property Group, Inc.	21,152	3,553,324
Tanger Factory Outlet Centers, Inc.	8,931	180,585
UDR, Inc.	73,124	2,897,173
Urstadt Biddle Properties, Inc.	2,233	42,918
		14,993,854

Utilities — 2.6%
AES Corp./VA	68,222	986,490
CenterPoint Energy, Inc.	108,389	3,059,821
Clearway Energy, Inc.	1,310	22,165
DTE Energy Co.	593	65,408
Exelon Corp.	77,431	3,492,138
MDU Resources Group, Inc.	5,516	131,501
NextEra Energy, Inc.	23,690	4,117,797
NorthWestern Corp.	2,340	139,090
NRG Energy, Inc.	14,105	558,558
OGE Energy Corp.	9,260	362,899
Portland General Electric Co.	1,032	47,317
UGI Corp.	55,050	2,936,897
		15,920,081

Total Common Stocks (Cost $393,296,868)		389,753,369

Money Market Registered Investment Companies — 33.3%
Morgan Stanley Government Institutional Fund, 2.32% (3)	210,386	210,386
Meeder Institutional Prime Money Market Fund, 2.43% (4)	203,148,660	203,128,346
Total Money Market Registered Investment Companies (Cost $203,341,211)		203,338,732

Bank Obligations — 0.2%
First Merchants Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,221	249,221
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,212	249,212
Pacific Mercantile Bank Deposit Account, 2.20%, 1/2/2019 (5)	249,289	249,289
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,192	249,192
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (5)	249,192	249,192
Total Bank Obligations (Cost $1,246,106)		1,246,106
Total Investments — 97.3% (Cost $597,884,185)		594,338,207
Other Assets less Liabilities — 2.7%		16,670,889
Total Net Assets — 100.0%		611,009,096

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 35

Schedule of Investments
December 31, 2018

Muirfield Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (6)
Meeder Balanced Fund	3,539	39,212
Meeder Dynamic Allocation Fund	8,884	86,974
Meeder Muirfield Fund	4,483	32,098
Meeder Conservative Allocation Fund	1,031	21,837
Total Trustee Deferred Compensation (Cost $182,327)		180,121

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	61	3/15/2019	5,233,800	(78,483)
Mini MSCI Emerging Markets Index Futures	35	3/15/2019	1,691,900	(5,223)
Russell 2000 Mini Index Futures	(392)	3/15/2019	(26,440,400)	568,126
Standard & Poors 500 Mini Futures	(1,753)	3/15/2019	(219,580,780)	2,553,225
E-mini Standard & Poors MidCap 400 Futures	(351)	3/15/2019	(58,343,220)	827,190
Total Futures Contracts	(2,400)		(297,438,700)	3,864,835

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

Page 36	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — 88.6%
Communication Services — 5.9%
Alphabet, Inc. - Class A (1)(4)	517	540,244
Alphabet, Inc. - Class C (1)(4)	1,581	1,637,299
AMC Entertainment Holdings, Inc.	3,950	48,506
AMC Networks, Inc. (1)	1,170	64,210
AT&T, Inc. (4)	27,814	793,812
ATN International, Inc.	186	13,305
AutoWeb, Inc. (1)	3,646	11,120
Bazaarvoice, Inc. (1)	316	3,226
Beasley Broadcast Group, Inc.	308	1,155
Boingo Wireless, Inc. (1)	272	5,595
Cable One, Inc.	215	176,322
Care.com, Inc. (1)	570	11,007
Cars.com, Inc. (1)	552	11,868
Cincinnati Bell, Inc. (1)	1,775	13,810
Cinemark Holdings, Inc.	4,118	147,424
Clear Channel Outdoor Holdings, Inc. - Class A	6,234	32,354
Comcast Corp. - Class A (4)	21,060	717,093
Discovery, Inc. (1)	5,234	120,801
Entravision Communications Corp.	390	1,135
EW Scripps Co./The	1,902	29,918
Facebook, Inc. (1)(4)	8,712	1,142,056
Frontier Communications Corp.	6,454	15,361
Gannett Co., Inc.	2,750	23,458
Global Eagle Entertainment, Inc. (1)	2,676	5,967
Glu Mobile, Inc. (1)	917	7,400
Gray Television, Inc. (1)	2,509	36,983
IAC/InterActiveCorp (1)	151	27,639
IDT Corp. - Class B	635	3,931
IMAX Corp. (1)	571	10,741
Intelsat SA (1)	392	8,385
Interpublic Group of Cos., Inc./The	4,610	95,104
John Wiley & Sons, Inc.	373	17,520
Liberty Latin America, Ltd. - Class A (1)	146	2,114
Liberty Latin America, Ltd. - Class C (1)	2,591	37,751
Liberty Media Corp-Liberty SiriusXM (1)	6,005	222,065
Liberty TripAdvisor Holdings, Inc. (1)	1,015	16,128
Lions Gate Entertainment Corp. - Class B	2,477	36,858
LiveXLive Media, Inc. (1)	540	2,673
Marcus Corp./The	1,441	56,920
MDC Partners, Inc. (1)	2,965	7,739
Meet Group, Inc./The (1)	1,186	5,491
MSG Networks, Inc. (1)	874	20,591
National CineMedia, Inc.	738	4,782
Nexstar Media Group, Inc.	1,163	91,458
NII Holdings, Inc. (1)	608	2,681
Ooma, Inc. (1)	598	8,300
ORBCOMM, Inc. (1)	638	5,270
pdvWireless, Inc. (1)	31	1,159
QuinStreet, Inc. (1)	340	5,518
Rosetta Stone, Inc. (1)	1,035	16,974
Scholastic Corp.	1,604	64,577
Shenandoah Telecommunications Co.	427	18,895
Spok Holdings, Inc.	2,275	30,167
Take-Two Interactive Software, Inc. (1)	753	77,514
TechTarget, Inc. (1)	552	6,740
TEGNA, Inc.	3,068	33,349
Telephone & Data Systems, Inc.	967	31,466
T-Mobile US, Inc. (1)	14,226	904,916
Tribune Publishing Co. (1)	1,636	18,552
Twenty-First Century Fox, Inc. - Class A	1,226	58,995
Urban One, Inc. (1)	760	1,224
Verizon Communications, Inc. (4)	28,205	1,585,685
Viacom, Inc.	9,162	235,463
Vonage Holdings Corp. (1)	4,831	42,175
Walt Disney Co./The (4)	11,056	1,212,290
WideOpenWest, Inc. (1)	3,346	23,857
Windstream Holdings, Inc. (1)(2)	2,728	5,702
World Wrestling Entertainment, Inc.	273	20,399
Zayo Group Holdings, Inc. (1)	1,284	29,327
Zillow Group, Inc. (1)	801	25,175
Zynga, Inc. (1)	5,014	19,705
		10,765,394

Consumer Discretionary — 8.2%
1-800-Flowers.com, Inc. (1)	788	9,637
Aaron's, Inc.	604	25,398
Abercrombie & Fitch Co.	190	3,810
Amazon.com, Inc. (1)(4)	1,674	2,514,298
American Axle & Manufacturing Holdings, Inc. (1)	4,184	46,442
American Eagle Outfitters, Inc.	1,157	22,365
American Outdoor Brands Corp. (1)	667	8,578
America's Car-Mart, Inc./TX (1)	64	4,637
Ascena Retail Group, Inc. (1)	1,671	4,194
AutoZone, Inc. (1)	130	108,984
Barnes & Noble Education, Inc. (1)	2,537	10,173
Barnes & Noble, Inc.	461	3,268
Bassett Furniture Industries, Inc.	1,226	24,569
Bed Bath & Beyond, Inc. (2)	3,528	39,937
Best Buy Co., Inc.	4,085	216,342
Big Lots, Inc.	36	1,041
Bloomin' Brands, Inc.	1,486	26,585

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 37

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Booking Holdings, Inc. (1)(4)	443	763,032
Boot Barn Holdings, Inc. (1)	75	1,277
BorgWarner, Inc.	270	9,380
Boyd Gaming Corp.	740	15,377
Brinker International, Inc.	442	19,439
Brunswick Corp./DE	383	17,790
Burlington Stores, Inc. (1)	711	115,658
Caleres, Inc.	700	19,481
Callaway Golf Co.	2,834	43,360
Capri Holdings, Ltd. (1)	4,361	165,369
Carriage Services, Inc.	129	2,000
Carrols Restaurant Group, Inc. (1)	1,185	11,660
Carter's, Inc.	731	59,664
Cato Corp./The	105	1,498
Chico's FAS, Inc.	1,973	11,088
Children's Place, Inc./The	43	3,874
Chipotle Mexican Grill, Inc. (1)	113	48,792
Citi Trends, Inc.	58	1,183
Clarus Corp.	2,335	23,630
Cooper-Standard Holdings, Inc. (1)	649	40,316
Core-Mark Holding Co., Inc.	85	1,976
Crocs, Inc. (1)	1,505	39,100
Culp, Inc.	89	1,682
Darden Restaurants, Inc.	508	50,729
Dave & Buster's Entertainment, Inc.	376	16,755
Deckers Outdoor Corp. (1)	542	69,349
Del Frisco's Restaurant Group, Inc. (1)	228	1,630
Denny's Corp. (1)	2,152	34,884
Destination XL Group, Inc. (1)	1,017	2,207
Dick's Sporting Goods, Inc.	844	26,333
Dine Brands Global, Inc.	63	4,242
Dollar General Corp.	4,610	498,249
Domino's Pizza, Inc.	687	170,369
DR Horton, Inc.	417	14,453
DSW, Inc.	757	18,698
Dunkin' Brands Group, Inc.	932	59,760
El Pollo Loco Holdings, Inc. (1)	199	3,019
Ethan Allen Interiors, Inc.	713	12,542
Etsy, Inc. (1)	618	29,398
Express, Inc. (1)	2,555	13,056
Extended Stay America, Inc.	6,972	108,066
Five Below, Inc. (1)	185	18,929
Flexsteel Industries, Inc.	128	2,826
Foot Locker, Inc.	1,286	68,415
Ford Motor Co.	76,489	585,141
Fox Factory Holding Corp. (1)	407	23,960
FTD Cos., Inc. (1)	4,890	7,237
GameStop Corp. (2)	1,033	13,036
General Motors Co.	30,815	1,030,762
Genesco, Inc. (1)	603	26,713
Gentex Corp.	7,220	145,916
Gentherm, Inc. (1)	392	15,672
G-III Apparel Group, Ltd. (1)	985	27,472
GNC Holdings, Inc. (1)	951	2,254
Golden Entertainment, Inc. (1)	64	1,025
Goodyear Tire & Rubber Co./The	2,347	47,902
Graham Holdings Co.	143	91,603
Group 1 Automotive, Inc.	256	13,496
Groupon, Inc. (1)	2,118	6,778
GrubHub, Inc. (1)	279	21,430
H&R Block, Inc.	3,766	95,543
Hamilton Beach Brands Holding Co. - Class A	78	1,830
Helen of Troy, Ltd. (1)	69	9,051
Hibbett Sports, Inc. (1)	349	4,991
Home Depot, Inc./The (4)	4,533	778,860
Hooker Furniture Corp.	251	6,611
Houghton Mifflin Harcourt Co. (1)	117	1,037
Inspired Entertainment, Inc. (1)	1,010	4,848
Installed Building Products, Inc. (1)	36	1,213
International Game Technology PLC	199	2,911
International Speedway Corp.	300	13,158
J Alexander's Holdings, Inc. (1)	1,916	15,769
J. Jill, Inc. (1)	812	4,328
Jack in the Box, Inc.	75	5,822
JAKKS Pacific, Inc. (1)	4,642	6,824
Johnson Outdoors, Inc.	18	1,057
K12, Inc. (1)	389	9,643
KB Home	1,424	27,198
Kirkland's, Inc. (1)	301	2,869
Kohl's Corp.	721	47,831
Kona Grill, Inc. (1)	3,523	3,699
L Brands, Inc.	40	1,027
Lands' End, Inc. (1)	202	2,870
Las Vegas Sands Corp.	6,484	337,492
Laureate Education, Inc. (1)	1,369	20,864
Leaf Group, Ltd. (1)	743	5,090
Lear Corp.	2,811	345,359
Liberty Expedia Holdings, Inc. (1)	4,597	179,789
Luby's, Inc. (1)	8,241	9,889
Lululemon Athletica, Inc. (1)	581	70,655
M/I Homes, Inc. (1)	1,500	31,530
Macy's, Inc.	658	19,595
Malibu Boats, Inc. (1)	648	22,550

The accompanying notes are an integral part of these financial statements.

Page 38	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Marine Products Corp.	571	9,656
MasterCraft Boat Holdings, Inc. (1)	606	11,332
McDonald's Corp.	729	129,449
MDC Holdings, Inc.	214	6,016
Meritage Homes Corp. (1)	707	25,961
MGM Resorts International	500	12,130
Michaels Cos., Inc./The (1)	407	5,511
Nathan's Famous, Inc.	17	1,130
Nautilus, Inc. (1)	96	1,046
Newell Brands, Inc.	3,403	63,262
NIKE, Inc. - Class B	670	49,674
Nordstrom, Inc.	208	9,695
Norwegian Cruise Line Holdings, Ltd. (1)	2,805	118,904
Nutrisystem, Inc.	372	16,323
NVR, Inc. (1)	101	246,136
Office Depot, Inc.	9,222	23,793
Overstock.com, Inc. (1)	77	1,046
Oxford Industries, Inc.	253	17,973
Papa John's International, Inc.	94	3,742
Penn National Gaming, Inc. (1)	4,496	84,660
Planet Fitness, Inc. (1)	570	30,563
PulteGroup, Inc.	3,177	82,570
PVH Corp.	1,600	148,720
Qurate Retail, Inc. (1)	2,744	53,563
RCI Hospitality Holdings, Inc.	430	9,602
Remark Holdings, Inc. (1)	888	1,074
Rent-A-Center, Inc./TX (1)	67	1,085
Ross Stores, Inc.	6,988	581,402
Sally Beauty Holdings, Inc. (1)	630	10,742
SeaWorld Entertainment, Inc. (1)	151	3,336
Shoe Carnival, Inc.	34	1,139
Shutterstock, Inc.	404	14,548
Signet Jewelers, Ltd.	778	24,717
Skechers U.S.A., Inc. (1)	200	4,578
Sleep Number Corp. (1)	358	11,359
Speedway Motorsports, Inc.	784	12,756
Sportsman's Warehouse Holdings, Inc. (1)	373	1,634
Stamps.com, Inc. (1)	119	18,521
Standard Motor Products, Inc.	323	15,643
Starbucks Corp.	3,857	248,391
Steven Madden, Ltd.	788	23,845
Stoneridge, Inc. (1)	941	23,196
Sturm Ruger & Co., Inc.	296	15,753
Superior Industries International, Inc.	947	4,555
Tailored Brands, Inc.	519	7,079
Tapestry, Inc.	3,103	104,726
Target Corp.	8,848	584,764
Taylor Morrison Home Corp. (1)	5,776	91,838
Tenneco, Inc.	1,990	54,506
Texas Roadhouse, Inc.	273	16,298
Thor Industries, Inc.	298	15,496
Tilly's, Inc. - Class A	124	1,347
TJX Cos., Inc./The (4)	20,730	927,460
Toll Brothers, Inc.	794	26,146
TopBuild Corp. (1)	212	9,540
Tower International, Inc.	733	17,445
Town Sports International Holdings, Inc. (1)	314	2,010
Tractor Supply Co.	98	8,177
Ulta Beauty, Inc. (1)	273	66,841
Under Armour, Inc. - Class C (1)	8,857	143,218
Urban Outfitters, Inc. (1)	941	31,241
Vera Bradley, Inc. (1)	2,172	18,614
Vista Outdoor, Inc. (1)	913	10,363
Wayfair, Inc. (1)	136	12,251
Wendy's Co./The	2,519	39,322
Weyco Group, Inc.	361	10,530
Whirlpool Corp.	734	78,443
Wyndham Hotels & Resorts, Inc.	5,801	263,191
Yum! Brands, Inc.	4,871	447,742
ZAGG, Inc. (1)	119	1,164
Zumiez, Inc. (1)	100	1,917
		15,035,393

Consumer Staples — 4.0%
Altria Group, Inc. (4)	4,728	233,516
Avon Products, Inc. (1)	7,695	11,696
Boston Beer Co., Inc./The (1)	59	14,210
Cal-Maine Foods, Inc.	994	42,046
Church & Dwight Co., Inc.	1,194	78,517
Clorox Co./The	171	26,358
Coca-Cola Co./The	1,720	81,442
Conagra Brands, Inc.	12,884	275,202
Constellation Brands, Inc.	1,752	281,757
Costco Wholesale Corp.	443	90,244
Energizer Holdings, Inc.	808	36,481
Flowers Foods, Inc.	7,542	139,301
Herbalife Nutrition, Ltd. (1)	1,559	91,903
Hershey Co./The	2,208	236,653
Ingredion, Inc.	727	66,448
J&J Snack Foods Corp.	57	8,242
JM Smucker Co./The	469	43,847
John B Sanfilippo & Son, Inc.	42	2,338
Kellogg Co.	7,325	417,598
Keurig Dr Pepper, Inc.	38,197	979,371

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 39

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Kimberly-Clark Corp.	291	33,157
Kroger Co./The	9,191	252,753
Lamb Weston Holdings, Inc.	3,864	284,236
Lancaster Colony Corp.	395	69,860
Molson Coors Brewing Co.	2,913	163,594
Mondelez International, Inc.	6,589	263,758
National Beverage Corp.	112	8,038
Natural Health Trends Corp.	80	1,479
Nature's Sunshine Products, Inc. (1)	247	2,013
PepsiCo, Inc. (4)	9,045	999,292
Philip Morris International, Inc.	1,604	107,083
Post Holdings, Inc. (1)	1,287	114,710
Procter & Gamble Co./The	7,020	645,278
Simply Good Foods Co./The (1)	1,602	30,278
Smart & Final Stores, Inc. (1)	296	1,403
SpartanNash Co.	598	10,274
Sprouts Farmers Market, Inc. (1)	1,348	31,691
TreeHouse Foods, Inc. (1)	342	17,343
Turning Point Brands, Inc.	85	2,314
Tyson Foods, Inc.	13,313	710,914
US Foods Holding Corp. (1)	387	12,245
Walmart, Inc. (4)	4,032	375,581
		7,294,464

Energy — 4.4%
Adams Resources & Energy, Inc.	148	5,729
Anadarko Petroleum Corp.	7,936	347,914
Apergy Corp. (1)	202	5,470
Arch Coal, Inc. - Class A	379	31,453
Archrock, Inc.	3,338	25,002
Ardmore Shipping Corp. (1)	1,636	7,640
Baker Hughes a GE Co.	1,623	34,895
Basic Energy Services, Inc. (1)	2,972	11,412
Bristow Group, Inc. (1)	1,405	3,414
C&J Energy Services, Inc. (1)	2,111	28,499
Cabot Oil & Gas Corp.	2,528	56,501
Cactus, Inc. (1)	566	15,514
California Resources Corp. (1)	621	10,582
CARBO Ceramics, Inc. (1)	496	1,726
Carrizo Oil & Gas, Inc. (1)	533	6,018
Cheniere Energy, Inc. (1)	1,153	68,246
Chesapeake Energy Corp. (1)	5,657	11,880
Chevron Corp. (4)	7,509	816,904
ConocoPhillips (4)	16,029	999,408
CONSOL Energy, Inc. (1)	42	1,332
Contango Oil & Gas Co. (1)	1,707	5,548
Continental Resources, Inc./OK (1)	1,235	49,635
Covia Holdings Corp. (1)	5,577	19,073
CVR Energy, Inc.	389	13,413
Dawson Geophysical Co. (1)	817	2,761
Delek US Holdings, Inc.	281	9,135
Denbury Resources, Inc. (1)	1,406	2,404
Devon Energy Corp.	423	9,534
DHT Holdings, Inc.	420	1,646
Diamondback Energy, Inc.	1,026	95,110
Earthstone Energy, Inc. (1)	2,288	10,342
Energy Fuels, Inc./Canada (1)	531	1,513
EOG Resources, Inc. (4)	2,132	185,932
EQT Corp.	153	2,890
Evolution Petroleum Corp.	714	4,869
Exterran Corp. (1)	203	3,593
Exxon Mobil Corp. (4)	18,441	1,257,492
Frontline, Ltd./Bermuda (1)	186	1,029
FTS International, Inc. (1)	1,753	12,464
Goodrich Petroleum Corp. (1)	330	4,455
Gulfport Energy Corp. (1)	2,244	14,698
Hallador Energy Co.	1,020	5,171
Helix Energy Solutions Group, Inc. (1)	1,480	8,007
Helmerich & Payne, Inc.	1,794	86,004
Hess Corp.	2,668	108,054
HollyFrontier Corp.	608	31,081
Independence Contract Drilling, Inc. (1)	2,307	7,198
International Seaways, Inc. (1)	148	2,492
Keane Group, Inc. (1)	2,665	21,800
Key Energy Services, Inc. (1)	1,019	2,109
KLX Energy Services Holdings, Inc. (1)	370	8,677
Laredo Petroleum, Inc. (1)	1,908	6,907
Liberty Oilfield Services, Inc.	688	8,910
Marathon Oil Corp.	11,468	164,451
Marathon Petroleum Corp.	9,861	581,898
Matrix Service Co. (1)	1,571	28,184
McDermott International, Inc. (1)	4	26
Midstates Petroleum Co., Inc. (1)	3,270	24,558
Murphy Oil Corp.	775	18,127
Natural Gas Services Group, Inc. (1)	155	2,548
Newfield Exploration Co. (1)	1,935	28,367
Nine Energy Service, Inc. (1)	233	5,252
Noble Corp. plc (1)	1,302	3,411
Nordic American Tankers, Ltd.	1,523	3,046
Northern Oil and Gas, Inc. (1)	908	2,052
Oasis Petroleum, Inc. (1)	2,139	11,829
Occidental Petroleum Corp. (4)	9,532	585,074
Overseas Shipholding Group, Inc. (1)	625	1,038
Par Pacific Holdings, Inc. (1)	670	9,501

The accompanying notes are an integral part of these financial statements.

Page 40	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Parsley Energy, Inc. (1)	844	13,487
Patterson-UTI Energy, Inc.	6,706	69,407
PBF Energy, Inc.	319	10,422
PDC Energy, Inc. (1)	736	21,903
Peabody Energy Corp.	987	30,084
Penn Virginia Corp. (1)	38	2,054
Phillips 66	8,329	717,543
Pioneer Energy Services Corp. (1)	1,774	2,182
Pioneer Natural Resources Co.	576	75,756
ProPetro Holding Corp. (1)	1,390	17,125
QEP Resources, Inc. (1)	3,625	20,409
Quintana Energy Services, Inc. (1)	652	2,256
RigNet, Inc. (1)	533	6,737
Rowan Cos. Plc (1)	2,149	18,030
SandRidge Energy, Inc. (1)	2,800	21,308
SEACOR Holdings, Inc. (1)	302	11,174
Select Energy Services, Inc. (1)	508	3,211
SilverBow Resources, Inc. (1)	142	3,357
SM Energy Co.	259	4,009
Southwestern Energy Co. (1)	5,204	17,746
Superior Energy Services, Inc. (1)	950	3,183
Talos Energy, Inc. (1)	764	12,468
Targa Resources Corp.	725	26,115
TETRA Technologies, Inc. (1)	742	1,247
Tidewater, Inc. (1)	920	17,600
Transocean, Ltd. (1)	1,411	9,792
Unit Corp. (1)	1,041	14,865
Valero Energy Corp.	9,872	740,104
W&T Offshore, Inc. (1)	803	3,308
Whiting Petroleum Corp. (1)	1,243	28,204
WildHorse Resource Development Corp. (1)	1,071	15,112
World Fuel Services Corp.	1,057	22,630
WPX Energy, Inc. (1)	6,422	72,890
		7,998,565

Financials — 16.1%
1st Source Corp.	1,878	75,759
ACNB Corp.	1,044	40,977
Aflac, Inc.	18,995	865,412
AG Mortgage Investment Trust, Inc.	1,719	27,384
Allstate Corp./The	7,405	611,875
Ally Financial, Inc.	108	2,447
American Equity Investment Life Holding Co.	592	16,540
American Express Co.	1,611	153,561
American National Bankshares, Inc.	379	11,108
Annaly Capital Management, Inc.	25,497	250,381
Apollo Commercial Real Estate Finance, Inc.	2,100	34,986
Arbor Realty Trust, Inc.	10,021	100,911
Ares Commercial Real Estate Corp.	3,917	51,078
Argo Group International Holdings, Ltd.	185	12,441
Arthur J Gallagher & Co.	2,835	208,940
Artisan Partners Asset Management, Inc.	927	20,496
Ashford, Inc. (1)	45	2,336
Auburn National Bancorporation, Inc.	51	1,615
BancFirst Corp.	2,261	112,824
Bancorp, Inc./The (1)	6,885	54,805
Bank of America Corp. (4)	45,538	1,122,056
Bank of Commerce Holdings	638	6,992
Bank of Marin Bancorp	280	11,547
Bank of NT Butterfield & Son, Ltd./The	1,673	52,449
BankFinancial Corp.	2,398	35,850
BankUnited, Inc.	4,662	139,580
Banner Corp.	2,128	113,805
Baycom Corp. (1)	1,018	23,506
BB&T Corp.	21,446	929,041
Beneficial Bancorp, Inc.	2,967	42,398
Berkshire Hathaway, Inc. - Class B (1)(4)	9,814	2,003,823
Berkshire Hills Bancorp, Inc.	2,793	75,327
Blucora, Inc. (1)	559	14,892
Blue Hills Bancorp, Inc.	879	18,758
Brown & Brown, Inc.	11,927	328,708
Bryn Mawr Bank Corp.	554	19,058
BSB Bancorp, Inc./MA (1)	437	12,262
Byline Bancorp, Inc. (1)	211	3,515
C&F Financial Corp.	538	28,627
Cannae Holdings, Inc. (1)	2,372	40,609
Cboe Global Markets, Inc.	1,818	177,855
CenterState Bank Corp.	789	16,601
Central Valley Community Bancorp	536	10,114
Chemung Financial Corp.	92	3,801
Cherry Hill Mortgage Investment Corp.	4,938	86,613
Chimera Investment Corp.	20,161	359,269
CIT Group, Inc.	7,566	289,551
Citizens Financial Group, Inc.	16,354	486,204
Civista Bancshares, Inc.	497	8,658
CNA Financial Corp.	600	26,490
CNB Financial Corp./PA	903	20,724
Codorus Valley Bancorp, Inc.	549	11,666
Comerica, Inc.	8,285	569,097
Commerce Bancshares, Inc./MO	4,888	275,537
Community Bankers Trust Corp. (1)	436	3,148
Community Trust Bancorp, Inc.	869	34,421

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 41

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Cowen, Inc. (1)	1,712	22,838
Credit Acceptance Corp. (1)	39	14,889
Cullen/Frost Bankers, Inc.	6,209	546,019
Curo Group Holdings Corp. (1)	336	3,189
Customers Bancorp, Inc. (1)	1,213	22,077
Diamond Hill Investment Group, Inc.	8	1,196
Discover Financial Services	10,954	646,067
Ditech Holding Corp. Warrants - Class A (1)(7)	228	—
Ditech Holding Corp. Warrants - Class B (1)(7)	181	—
DNB Financial Corp.	160	4,558
Donnelley Financial Solutions, Inc. (1)	1,026	14,395
Dynex Capital, Inc.	3,889	22,245
Elevate Credit, Inc. (1)	805	3,606
EMC Insurance Group, Inc.	37	1,178
Employers Holdings, Inc.	279	11,710
Entegra Financial Corp. (1)	63	1,307
Enterprise Financial Services Corp.	2,735	102,918
Equity Bancshares, Inc. (1)	432	15,228
Erie Indemnity Co.	127	16,930
ESSA Bancorp, Inc.	344	5,370
Essent Group, Ltd. (1)	3,616	123,595
Evercore, Inc.	1,323	94,674
Exantas Capital Corp.	3,355	33,617
FactSet Research Systems, Inc.	31	6,204
Farmers National Banc Corp.	1,340	17,072
FB Financial Corp.	1,517	53,125
Federal Agricultural Mortgage Corp.	31	1,874
Fidelity National Financial, Inc.	3,819	120,069
Fidelity Southern Corp.	400	10,408
Fifth Street Asset Management, Inc. (1)	5,767	7,670
Fifth Third Bancorp	35,341	831,574
Financial Institutions, Inc.	1,122	28,835
First American Financial Corp.	4,079	182,087
First BanCorp/Puerto Rico	9,323	80,178
First Bancorp/Southern Pines NC	3,658	119,470
First Busey Corp.	8,068	197,989
First Business Financial Services, Inc.	1,514	29,538
First Citizens BancShares, Inc./NC	247	93,131
First Commonwealth Financial Corp.	2,275	27,482
First Community Bankshares, Inc.	321	10,105
First Defiance Financial Corp.	766	18,775
First Financial Northwest, Inc.	300	4,641
First Interstate BancSystem, Inc.	4,457	162,948
First Merchants Corp.	3,822	130,980
First Midwest Bancorp, Inc./IL	4,983	98,713
First Northwest Bancorp	171	2,536
First United Corp.	186	2,961
FirstCash, Inc.	1,134	82,045
FNB Corp./PA	18,292	179,993
Fulton Financial Corp.	147	2,276
Genworth Financial, Inc. (1)	1,854	8,640
Goosehead Insurance, Inc. (1)	372	9,780
Granite Point Mortgage Trust, Inc.	1,804	32,526
Great Ajax Corp.	1,768	21,304
Great Southern Bancorp, Inc.	1,773	81,611
Green Dot Corp. (1)	543	43,179
Greenhill & Co., Inc.	852	20,789
Hamilton Lane, Inc.	567	20,979
Hanover Insurance Group, Inc./The	834	97,386
Health Insurance Innovations, Inc. - Class A (1)	295	7,885
Heartland Financial USA, Inc.	1,382	60,739
Heritage Commerce Corp.	2,482	28,146
Hilltop Holdings, Inc.	5,336	95,141
Home Bancorp, Inc.	349	12,355
HomeStreet, Inc. (1)	629	13,354
Horizon Bancorp, Inc./IN	1,732	27,331
Houlihan Lokey, Inc.	2,109	77,611
Huntington Bancshares, Inc./OH	63,963	762,439
Independence Holding Co.	283	9,962
Independent Bank Corp./MI	4,557	95,788
International Bancshares Corp.	6,103	209,943
INTL. FCStone, Inc. (1)	908	33,215
Investment Technology Group, Inc.	131	3,961
James River Group Holdings, Ltd.	912	33,324
JPMorgan Chase & Co. (4)	8,003	781,253
Kemper Corp.	1,262	83,772
KeyCorp	49,026	724,604
Kingstone Cos., Inc.	340	6,015
KKR Real Estate Finance Trust, Inc.	2,937	56,244
Ladder Capital Corp.	13,542	209,495
Ladenburg Thalmann Financial Services, Inc.	3,295	7,677
Lazard, Ltd.	2,958	109,180
Legg Mason, Inc.	1,530	39,030
Live Oak Bancshares, Inc.	90	1,333
Loews Corp.	4,251	193,506
LPL Financial Holdings, Inc.	1,291	78,854
Macatawa Bank Corp.	797	7,667
Maiden Holdings, Ltd.	1,634	2,696
MarketAxess Holdings, Inc.	384	81,143
Marlin Business Services Corp.	571	12,750

The accompanying notes are an integral part of these financial statements.

Page 42	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
MB Financial, Inc.	9,019	357,423
MBT Financial Corp.	2,569	23,892
Medley Management, Inc.	1,174	4,532
Mercantile Bank Corp.	887	25,067
Merchants Bancorp/IN	292	5,828
Metropolitan Bank Holding Corp. (1)	776	23,940
MFA Financial, Inc.	7,935	53,006
MGIC Investment Corp. (1)	14,032	146,775
Middlefield Banc Corp.	27	1,146
Moelis & Co.	1,533	52,705
Morningstar, Inc.	597	65,574
Mr Cooper Group, Inc. (1)	3,402	39,701
MSCI, Inc.	623	91,849
Nasdaq, Inc.	943	76,921
National Commerce Corp. (1)	487	17,532
National General Holdings Corp.	4,037	97,736
Navient Corp.	3,556	31,328
Nelnet, Inc. - Class A	21	1,099
New Residential Investment Corp.	38,242	543,419
NewStar Financial Contingent Value Rights (1)(7)	95	—
Nicolet Bankshares, Inc. (1)	1,105	53,924
NMI Holdings, Inc. - Class A (1)	1,668	29,774
Northrim BanCorp, Inc.	1,983	65,181
Norwood Financial Corp.	213	7,029
Ocwen Financial Corp. (1)	8,040	10,774
OFG Bancorp	941	15,489
Ohio Valley Banc Corp.	55	1,946
Old Republic International Corp.	19,220	395,355
Old Second Bancorp, Inc.	3,989	51,857
On Deck Capital, Inc. (1)	2,318	13,676
OneMain Holdings, Inc. (1)	2,142	52,029
Oppenheimer Holdings, Inc.	2,406	61,473
Pacific City Financial Corp.	248	3,881
Pacific Mercantile Bancorp (1)	3,988	28,514
PacWest Bancorp	12,875	428,480
Parke Bancorp, Inc.	1,455	27,230
Penns Woods Bancorp, Inc.	28	1,127
PennyMac Financial Services, Inc.	3,480	73,985
PennyMac Mortgage Investment Trust	4,546	84,647
Peoples Bancorp of North Carolina, Inc.	143	3,498
Piper Jaffray Cos.	1,138	74,926
PJT Partners, Inc.	1,304	50,543
PNC Financial Services Group, Inc./The (4)	8,718	1,019,221
Popular, Inc.	4,224	199,457
Premier Financial Bancorp, Inc.	1,736	25,884
Progressive Corp./The	14,891	898,374
Protective Insurance Corp.	907	15,102
Provident Bancorp, Inc. (1)	159	3,447
Provident Financial Holdings, Inc.	962	14,911
Prudential Financial, Inc.	8,313	677,925
Pzena Investment Management, Inc.	4,229	36,581
Radian Group, Inc.	9,256	151,428
Ready Capital Corp.	2,798	38,696
Regional Management Corp. (1)	543	13,059
Regions Financial Corp.	55,262	739,406
Reinsurance Group of America, Inc.	1,462	205,016
Renasant Corp.	456	13,762
Republic Bancorp, Inc./KY	1,357	52,543
Riverview Bancorp, Inc.	2,099	15,281
Safeguard Scientifics, Inc. (1)	140	1,207
Safety Insurance Group, Inc.	850	69,539
Santander Consumer USA Holdings, Inc.	3,157	55,532
Selective Insurance Group, Inc.	150	9,141
Shore Bancshares, Inc.	1,269	18,451
SI Financial Group, Inc.	200	2,546
Sierra Bancorp	3,644	87,565
Silvercrest Asset Management Group, Inc.	899	11,894
Southern First Bancshares, Inc. (1)	762	24,437
Southern Missouri Bancorp, Inc.	34	1,153
Southern National Bancorp of Virginia, Inc.	1,325	17,517
Spirit of Texas Bancshares, Inc. (1)	510	11,618
State Bank Financial Corp.	2,688	58,034
Stewart Information Services Corp.	3,091	127,967
Summit Financial Group, Inc.	689	13,305
SunTrust Banks, Inc.	15,585	786,107
Synchrony Financial	14,584	342,141
TCF Financial Corp.	15,434	300,809
Timberland Bancorp, Inc./WA	807	17,996
Tiptree, Inc.	1,725	9,643
TPG RE Finance Trust, Inc.	624	11,407
TrustCo Bank Corp. NY	8,252	56,609
Two Harbors Investment Corp.	4,693	60,258
Umpqua Holdings Corp.	16,944	269,410
United Community Financial Corp./OH	539	4,770
United Financial Bancorp, Inc.	357	5,248
United Security Bancshares/Fresno CA	2,470	23,663
Unity Bancorp, Inc.	1,232	25,576
Universal Insurance Holdings, Inc.	176	6,674
Waddell & Reed Financial, Inc.	682	12,331
Walker & Dunlop, Inc.	1,442	62,367
Webster Financial Corp.	1,697	83,645
Wells Fargo & Co. (4)	20,483	943,857
WesBanco, Inc.	128	4,696

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 43

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
West Bancorporation, Inc.	969	18,498
Western New England Bancorp, Inc.	1,027	10,311
World Acceptance Corp. (1)	137	14,010
		29,366,156

Healthcare — 12.5%
AAC Holdings, Inc. (1)	714	1,000
Abbott Laboratories (4)	4,723	341,615
AbbVie, Inc. (4)	5,809	535,532
Abeona Therapeutics, Inc. (1)	151	1,078
ABIOMED, Inc. (1)	215	69,884
ACADIA Pharmaceuticals, Inc. (1)	1,110	17,949
Acceleron Pharma, Inc. (1)	123	5,357
Accuray, Inc. (1)	1,214	4,140
AcelRx Pharmaceuticals, Inc. (1)	1,318	3,045
Achillion Pharmaceuticals, Inc. (1)	4,180	6,646
Aclaris Therapeutics, Inc. (1)	1,180	8,720
Acorda Therapeutics, Inc. (1)	754	11,747
Addus HomeCare Corp. (1)	85	5,770
ADMA Biologics, Inc. (1)	462	1,104
Aduro Biotech, Inc. (1)	1,127	2,975
Adverum Biotechnologies, Inc. (1)	2,042	6,432
Aeglea BioTherapeutics, Inc. (1)	494	3,700
Aerie Pharmaceuticals, Inc. (1)	453	16,353
Aevi Genomic Medicine, Inc. (1)	605	424
Agenus, Inc. (1)	1,728	4,113
AgeX Therapeutics, Inc. (1)	446	1,334
Agilent Technologies, Inc.	1,774	119,674
Aimmune Therapeutics, Inc. (1)	475	11,362
Akebia Therapeutics, Inc. (1)	2,805	15,512
Akorn, Inc. (1)	1,217	4,126
Albireo Pharma, Inc. (1)	191	4,685
Aldeyra Therapeutics, Inc. (1)	480	3,984
Alexion Pharmaceuticals, Inc. (1)	2,986	290,717
Align Technology, Inc. (1)	342	71,625
Alkermes PLC (1)	254	7,496
Allena Pharmaceuticals, Inc. (1)	194	1,057
Allergan PLC (4)	1,859	248,474
Allscripts Healthcare Solutions, Inc. (1)	3,368	32,468
Alnylam Pharmaceuticals, Inc. (1)	79	5,760
AMAG Pharmaceuticals, Inc. (1)	450	6,836
AmerisourceBergen Corp.	1,466	109,070
Amgen, Inc. (4)	4,369	850,513
Amneal Pharmaceuticals, Inc. (1)	1,317	17,819
Amphastar Pharmaceuticals, Inc. (1)	55	1,095
Anavex Life Sciences Corp. (1)	2,600	4,056
Anthem, Inc. (4)	495	130,002
Apellis Pharmaceuticals, Inc. (1)	265	3,495
Applied Genetic Technologies Corp./DE (1)	397	989
Aquestive Therapeutics, Inc. (1)	757	4,769
Aratana Therapeutics, Inc. (1)	1,454	8,913
Aravive, Inc. (1)	1,058	3,724
Arbutus Biopharma Corp. (1)	652	2,497
Ardelyx, Inc. (1)	1,813	3,245
Arena Pharmaceuticals, Inc. (1)	817	31,822
ArQule, Inc. (1)	779	2,158
Array BioPharma, Inc. (1)	798	11,372
Arrowhead Pharmaceuticals, Inc. (1)	505	6,272
Arsanis, Inc. (1)	1,396	3,239
Assembly Biosciences, Inc. (1)	480	10,858
Assertio Therapeutics, Inc. (1)	1,398	5,047
Atara Biotherapeutics, Inc. (1)	31	1,077
athenahealth, Inc. (1)	160	21,109
Athersys, Inc. (1)	2,021	2,910
Atrion Corp.	2	1,482
Audentes Therapeutics, Inc. (1)	291	6,204
AVEO Pharmaceuticals, Inc. (1)(2)	1,636	2,618
Avid Bioservices, Inc. (1)	852	3,493
Axsome Therapeutics, Inc. (1)	2,533	7,143
Baxter International, Inc.	13,229	870,733
Biogen, Inc. (1)(4)	1,828	550,082
BioMarin Pharmaceutical, Inc. (1)	211	17,967
Bio-Rad Laboratories, Inc. (1)	137	31,814
BioScrip, Inc. (1)	2,554	9,118
BioSpecifics Technologies Corp. (1)	204	12,362
Bio-Techne Corp.	188	27,207
BioTelemetry, Inc. (1)	26	1,553
Blueprint Medicines Corp. (1)	94	5,068
Bristol-Myers Squibb Co. (4)	10,795	561,124
Bruker Corp.	1,653	49,210
Calithera Biosciences, Inc. (1)	2,303	9,235
Calyxt, Inc. (1)	304	3,149
Cantel Medical Corp.	169	12,582
Cardinal Health, Inc.	5,592	249,403
CareDx, Inc. (1)	321	8,070
CASI Pharmaceuticals, Inc. (1)	1,395	5,608
Catalent, Inc. (1)	2,921	91,077
Catalyst Biosciences, Inc. (1)	1,159	9,145
Catalyst Pharmaceuticals, Inc. (1)	3,548	6,812
Celgene Corp. (1)(4)	4,770	305,709
Cellular Biomedicine Group, Inc. (1)	307	5,422
Cerner Corp. (1)	12,457	653,245
Charles River Laboratories International, Inc. (1)	400	45,272

The accompanying notes are an integral part of these financial statements.

Page 44	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Chemed Corp.	285	80,735
Chimerix, Inc. (1)	6,185	15,895
Cidara Therapeutics, Inc. (1)	2,900	6,815
Cigna Holding Co.	1,550	294,376
Civitas Solutions, Inc. (1)	64	1,121
Clovis Oncology, Inc. (1)	401	7,202
Codexis, Inc. (1)	84	1,403
Cohbar, Inc. (1)	358	1,113
Collegium Pharmaceutical, Inc. (1)	816	14,011
Community Health Systems, Inc. (1)	928	2,617
Computer Programs & Systems, Inc.	416	10,442
Conatus Pharmaceuticals, Inc. (1)	2,425	4,195
Concert Pharmaceuticals, Inc. (1)	137	1,719
CONMED Corp.	496	31,843
Cooper Cos., Inc./The	119	30,286
Corbus Pharmaceuticals Holdings, Inc. (1)	424	2,476
Corcept Therapeutics, Inc. (1)	610	8,150
Corium International Contingent Value Rights (1)(7)	106	—
Corvus Pharmaceuticals, Inc. (1)	296	1,086
CTI BioPharma Corp. (1)	1,410	1,034
Cue Biopharma, Inc. (1)	905	4,254
Cutera, Inc. (1)	269	4,578
CVS Health Corp.	476	31,188
Cymabay Therapeutics, Inc. (1)	697	5,485
Cytokinetics, Inc. (1)	613	3,874
Danaher Corp. (4)	5,083	524,159
Denali Therapeutics, Inc. (1)	318	6,570
Dermira, Inc. (1)	575	4,134
Dicerna Pharmaceuticals, Inc. (1)	308	3,293
Dova Pharmaceuticals, Inc. (1)	308	2,335
Editas Medicine, Inc. (1)	571	12,990
Edwards Lifesciences Corp. (1)	287	43,960
Eidos Therapeutics, Inc. (1)	245	3,371
Eiger BioPharmaceuticals, Inc. (1)	910	9,246
ElectroCore, Inc. (1)	227	1,421
Eli Lilly & Co. (4)	4,416	511,020
Emergent BioSolutions, Inc. (1)	533	31,596
Encompass Health Corp.	657	40,537
Endo International PLC (1)	2,033	14,841
Enzo Biochem, Inc. (1)	406	1,129
Esperion Therapeutics, Inc. (1)	98	4,508
Evolus, Inc. (1)	155	1,845
Exact Sciences Corp. (1)	259	16,343
Exelixis, Inc. (1)	2,018	39,694
Fate Therapeutics, Inc. (1)	94	1,206
Fennec Pharmaceuticals, Inc. (1)	1,492	9,519
FibroGen, Inc. (1)	614	28,416
Five Prime Therapeutics, Inc. (1)	322	2,995
FONAR Corp. (1)	404	8,177
Forty Seven, Inc. (1)	158	2,484
G1 Therapeutics, Inc. (1)	56	1,072
Geron Corp. (1)(2)	1,301	1,301
Gilead Sciences, Inc. (4)	11,735	734,024
Global Blood Therapeutics, Inc. (1)	315	12,931
Globus Medical, Inc. (1)	225	9,738
Harvard Bioscience, Inc. (1)	447	1,421
HCA Healthcare, Inc.	6,751	840,162
HealthEquity, Inc. (1)	86	5,130
HealthStream, Inc.	428	10,336
Helius Medical Technologies, Inc. (1)	132	1,209
Hill-Rom Holdings, Inc.	1,959	173,469
Hologic, Inc. (1)	4,141	170,195
Homology Medicines, Inc. (1)	191	4,271
Horizon Pharma Plc (1)	703	13,737
Humana, Inc.	2,502	716,773
ICU Medical, Inc. (1)	150	34,445
Idera Pharmaceuticals, Inc. (1)	773	2,141
IDEXX Laboratories, Inc. (1)	820	152,536
Illumina, Inc. (1)	1,047	314,027
Immune Design Corp. (1)	1,818	2,363
ImmunoGen, Inc. (1)	939	4,507
Incyte Corp. (1)	536	34,084
Infinity Pharmaceuticals, Inc. (1)	1,761	2,078
Innovate Biopharmaceuticals, Inc. (1)	484	1,118
Inovio Pharmaceuticals, Inc. (1)	2,673	10,692
Insmed, Inc. (1)	188	2,467
Insys Therapeutics, Inc. (1)	567	1,985
Integer Holdings Corp. (1)	179	13,651
Intercept Pharmaceuticals, Inc. (1)	58	5,846
Intersect ENT, Inc. (1)	736	20,740
Intra-Cellular Therapies, Inc. (1)	739	8,417
Intuitive Surgical, Inc. (1)(4)	1,857	889,354
Invacare Corp.	1,193	5,130
Invitae Corp. (1)	1,144	12,653
InVivo Therapeutics Holdings Corp. (1)	2,958	4,467
Iovance Biotherapeutics, Inc. (1)	1,017	9,000
IQVIA Holdings, Inc. (1)	1,578	183,316
Ironwood Pharmaceuticals, Inc. (1)	464	4,807
Jazz Pharmaceuticals PLC (1)	467	57,889
Johnson & Johnson (4)	11,644	1,502,658
Jounce Therapeutics, Inc. (1)	1,443	4,863
Kadmon Holdings, Inc. (1)	1,942	4,039
Kala Pharmaceuticals, Inc. (1)	1,916	9,369

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 45

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Kindred Biosciences, Inc. (1)	1,013	11,092
Kura Oncology, Inc. (1)	1,044	14,658
La Jolla Pharmaceutical Co. (1)	106	1,000
Lannett Co., Inc. (1)(2)	2,117	10,500
Lantheus Holdings, Inc. (1)	395	6,182
Lipocine, Inc. (1)	6,404	8,325
LivaNova PLC (1)	340	31,100
MacroGenics, Inc. (1)	720	9,144
Madrigal Pharmaceuticals, Inc. (1)	29	3,269
Magellan Health, Inc. (1)	104	5,917
Mallinckrodt PLC (1)	64	1,011
MannKind Corp. (1)	953	1,010
Marinus Pharmaceuticals, Inc. (1)	1,689	4,847
Masimo Corp. (1)	1,345	144,413
McKesson Corp.	556	61,421
MediciNova, Inc. (1)	131	1,070
MEDNAX, Inc. (1)	31	1,023
Medtronic PLC (4)	12,952	1,178,114
MeiraGTx Holdings plc (1)	459	4,425
Melinta Therapeutics, Inc. (1)	1,586	1,257
Menlo Therapeutics, Inc. (1)	1,174	4,837
Merck & Co., Inc. (4)	17,249	1,317,996
Meridian Bioscience, Inc.	246	4,271
Mettler-Toledo International, Inc. (1)	183	103,501
Minerva Neurosciences, Inc. (1)	667	4,496
Miragen Therapeutics, Inc. (1)	975	2,954
Mirati Therapeutics, Inc. (1)	88	3,733
Molecular Templates, Inc. (1)	1,860	7,514
Molina Healthcare, Inc. (1)	259	30,101
Momenta Pharmaceuticals, Inc. (1)	661	7,297
Mustang Bio, Inc. (1)	2,350	6,909
Mylan NV (1)	9,445	258,793
MyoKardia, Inc. (1)	132	6,450
Myriad Genetics, Inc. (1)	384	11,163
Natera, Inc. (1)	277	3,867
National Research Corp.	62	2,365
Nektar Therapeutics (1)	319	10,486
Neos Therapeutics, Inc. (1)	2,290	3,779
Neurocrine Biosciences, Inc. (1)	60	4,285
NewLink Genetics Corp. (1)	2,377	3,613
NextGen Healthcare, Inc. (1)	98	1,485
Novan, Inc. (1)	1,452	1,205
Novavax, Inc. (1)	2,078	3,824
Novus Therapeutics, Inc. (1)	1,223	1,957
NuVasive, Inc. (1)	260	12,886
Ocular Therapeutix, Inc. (1)	2,069	8,235
Odonate Therapeutics, Inc. (1)	84	1,183
Omeros Corp. (1)	403	4,489
OPKO Health, Inc. (1)	3,759	11,315
OraSure Technologies, Inc. (1)	907	10,594
Orthofix Medical, Inc. (1)	633	33,226
Otonomy, Inc. (1)	5,886	10,889
Ovid therapeutics, Inc. (1)	716	1,733
Owens & Minor, Inc.	3,280	20,762
Pacira Pharmaceuticals, Inc./DE (1)	312	13,422
Paratek Pharmaceuticals, Inc. (1)	603	3,093
PDL BioPharma, Inc. (1)	7,065	20,489
Penumbra, Inc. (1)	9	1,100
Perrigo Co. PLC	1,308	50,685
Pfenex, Inc. (1)	309	986
Pfizer, Inc. (4)	32,875	1,434,994
Phibro Animal Health Corp.	353	11,352
Pieris Pharmaceuticals, Inc. (1)	1,439	3,828
PRA Health Sciences, Inc. (1)	498	45,796
Premier, Inc. - Class A (1)	2,450	91,508
Progenics Pharmaceuticals, Inc. (1)	1,375	5,775
Protagonist Therapeutics, Inc. (1)	917	6,171
Proteostasis Therapeutics, Inc. (1)	1,125	3,645
Providence Service Corp./The (1)	79	4,742
Pulse Biosciences, Inc. (1)	133	1,524
Puma Biotechnology, Inc. (1)	140	2,849
Quidel Corp. (1)	152	7,421
Quorum Health Corp. (1)	479	1,384
Ra Pharmaceuticals, Inc. (1)	437	7,953
Radius Health, Inc. (1)	410	6,761
Reata Pharmaceuticals, Inc. (1)	58	3,254
Recro Pharma, Inc. (1)	1,092	7,753
Regeneron Pharmaceuticals, Inc. (1)	1,096	409,356
REGENXBIO, Inc. (1)	29	1,217
ResMed, Inc.	204	23,229
Revance Therapeutics, Inc. (1)	614	12,360
Rhythm Pharmaceuticals, Inc. (1)	165	4,435
Rigel Pharmaceuticals, Inc. (1)	1,351	3,107
RTI Surgical, Inc. (1)	1,760	6,512
Sangamo Therapeutics, Inc. (1)	738	8,472
Savara, Inc. (1)	262	1,983
scPharmaceuticals, Inc. (1)	275	1,034
SeaSpine Holdings Corp. (1)	107	1,952
SELLAS Life Sciences Group, Inc. (1)	2,548	3,134
Sienna Biopharmaceuticals, Inc. (1)	1,476	3,424
SIGA Technologies, Inc. (1)	662	5,230
Simulations Plus, Inc.	65	1,294
Spectrum Pharmaceuticals, Inc. (1)	745	6,519
Spring Bank Pharmaceuticals, Inc. (1)	532	5,527

The accompanying notes are an integral part of these financial statements.

Page 46	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Stemline Therapeutics, Inc. (1)	790	7,505
STERIS PLC	414	44,236
Surface Oncology, Inc. (1)	1,271	5,389
Syneos Health, Inc. (1)	419	16,488
Synlogic, Inc. (1)	302	2,117
Syros Pharmaceuticals, Inc. (1)	585	3,258
T2 Biosystems, Inc. (1)	338	1,017
Tabula Rasa HealthCare, Inc. (1)	121	7,715
Tandem Diabetes Care, Inc. (1)	316	11,999
Tenet Healthcare Corp. (1)	1,275	21,854
TESARO, Inc. (1)	63	4,678
Tetraphase Pharmaceuticals, Inc. (1)	5,078	5,738
Tocagen, Inc. (1)	1,038	8,522
Translate Bio, Inc. (1)	377	2,828
Triple-S Management Corp. (1)	733	12,747
Tyme Technologies, Inc. (1)	1,296	4,782
Ultragenyx Pharmaceutical, Inc. (1)	142	6,174
United Therapeutics Corp. (1)	496	54,014
UnitedHealth Group, Inc. (4)	3,998	995,982
Universal Health Services, Inc.	322	37,532
Unum Therapeutics, Inc. (1)	553	2,433
Utah Medical Products, Inc.	14	1,163
Vanda Pharmaceuticals, Inc. (1)	162	4,233
Varex Imaging Corp. (1)	542	12,835
Varian Medical Systems, Inc. (1)	653	73,991
VBI Vaccines, Inc. (1)(2)	4,548	7,277
Veracyte, Inc. (1)	394	4,957
Vericel Corp. (1)	349	6,073
Vertex Pharmaceuticals, Inc. (1)	3,188	528,283
Voyager Therapeutics, Inc. (1)	271	2,547
WaVe Life Sciences, Ltd. (1)	97	4,078
WellCare Health Plans, Inc. (1)	124	29,275
West Pharmaceutical Services, Inc.	24	2,353
XOMA Corp. (1)	279	3,529
Zafgen, Inc. (1)	1,316	6,514
Zimmer Biomet Holdings, Inc.	3,760	389,987
ZIOPHARM Oncology, Inc. (1)	622	1,163
Zoetis, Inc.	4,432	379,113
Zogenix, Inc. (1)	249	9,079
		22,937,449

Industrials — 10.0%
AAR Corp.	258	9,634
ACCO Brands Corp.	6,855	46,477
Acuity Brands, Inc.	71	8,161
ADT, Inc.	924	5,553
Advanced Disposal Services, Inc. (1)	1,076	25,759
Advanced Drainage Systems, Inc.	795	19,279
Albany International Corp.	388	24,223
Allison Transmission Holdings, Inc.	5,406	237,377
Altra Industrial Motion Corp.	632	15,895
Ameresco, Inc. - Class A (1)	103	1,452
Aqua Metals, Inc. (1)	3,585	6,525
ARC Document Solutions, Inc. (1)	3,268	6,699
ArcBest Corp.	681	23,331
Arcosa, Inc.	397	10,993
Armstrong Flooring, Inc. (1)	424	5,020
Armstrong World Industries, Inc.	1,400	81,494
Atkore International Group, Inc. (1)	1,322	26,228
Barrett Business Services, Inc.	272	15,572
BMC Stock Holdings, Inc. (1)	930	14,396
Boeing Co./The (4)	2,732	881,070
Brady Corp.	1,754	76,229
Builders FirstSource, Inc. (1)	2,056	22,431
Casella Waste Systems, Inc. (1)	1,212	34,530
Caterpillar, Inc.	545	69,253
CBIZ, Inc. (1)	691	13,613
CECO Environmental Corp. (1)	293	1,978
Cintas Corp.	1,221	205,116
Comfort Systems USA, Inc.	609	26,601
Commercial Vehicle Group, Inc. (1)	1,221	6,960
Continental Building Products, Inc. (1)	2,457	62,531
Copart, Inc. (1)	4,869	232,641
Covenant Transportation Group, Inc. (1)	775	14,880
Crane Co.	2,149	155,115
CSW Industrials, Inc. (1)	432	20,887
CSX Corp. (4)	9,460	587,750
Cummins, Inc.	1,798	240,285
Curtiss-Wright Corp.	225	22,977
Delta Air Lines, Inc.	3,104	154,890
Deluxe Corp.	718	27,600
DMC Global, Inc.	33	1,159
Ducommun, Inc. (1)	245	8,898
Eagle Bulk Shipping, Inc. (1)	6,325	29,158
Eastern Co./The	66	1,596
Eaton Corp. PLC	9,859	676,919
EMCOR Group, Inc.	273	16,295
Emerson Electric Co.	13,127	784,338
Encore Wire Corp.	279	14,000
Energous Corp. (1)	219	1,268
EnerSys	561	43,539
Engility Holdings, Inc. (1)	450	12,807
Ennis, Inc.	828	15,939
EnPro Industries, Inc.	274	16,467

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 47

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Essendant, Inc.	90	1,132
Esterline Technologies Corp. (1)	52	6,315
Expeditors International of Washington, Inc.	718	48,889
Fastenal Co.	317	16,576
Federal Signal Corp.	3,081	61,312
Fortune Brands Home & Security, Inc.	1,895	71,991
Forward Air Corp.	425	23,311
Foundation Building Materials, Inc. (1)	479	3,980
Gardner Denver Holdings, Inc. (1)	168	3,436
Genco Shipping & Trading, Ltd. (1)	186	1,468
Global Brass & Copper Holdings, Inc.	1,559	39,209
GMS, Inc. (1)	221	3,284
Gorman-Rupp Co./The	335	10,857
Graco, Inc.	7,022	293,871
Greenbrier Cos., Inc./The	214	8,462
Griffon Corp.	984	10,283
H&E Equipment Services, Inc.	683	13,947
Harris Corp.	921	124,013
Harsco Corp. (1)	1,359	26,990
Hawaiian Holdings, Inc.	594	15,688
HD Supply Holdings, Inc. (1)	8,689	326,011
HEICO Corp. - Class A	9,705	611,415
Heidrick & Struggles International, Inc.	235	7,330
Heritage-Crystal Clean, Inc. (1)	533	12,264
Herman Miller, Inc.	2,644	79,981
Hexcel Corp.	741	42,489
Hillenbrand, Inc.	2,756	104,535
HNI Corp.	510	18,069
Hub Group, Inc. (1)	627	23,243
Hubbell, Inc.	349	34,670
Huntington Ingalls Industries, Inc.	1,410	268,337
Hurco Cos., Inc.	313	11,174
Huron Consulting Group, Inc. (1)	872	44,742
Hyster-Yale Materials Handling, Inc.	168	10,409
ICF International, Inc.	407	26,365
IDEX Corp.	422	53,282
Infrastructure and Energy Alternatives, Inc. (1)	1,685	13,800
Ingersoll-Rand PLC	9,948	907,556
Insteel Industries, Inc.	155	3,763
Interface, Inc.	645	9,191
ITT, Inc.	1,773	85,583
JB Hunt Transport Services, Inc.	1,493	138,909
JetBlue Airways Corp. (1)	7,750	124,465
Kadant, Inc.	113	9,205
Kansas City Southern	664	63,379
KAR Auction Services, Inc.	1,025	48,913
KBR, Inc.	830	12,599
Kelly Services, Inc. - Class A	1,431	29,307
Kennametal, Inc.	1,224	40,735
Kforce, Inc.	186	5,751
Kimball International, Inc. - Class B	4,543	64,465
Knoll, Inc.	1,015	16,727
Landstar System, Inc.	2,676	256,013
Lawson Products, Inc./DE (1)	177	5,593
LB Foster Co. - Class A (1)	410	6,519
Lincoln Electric Holdings, Inc.	1,656	130,576
LSC Communications, Inc.	1,745	12,215
LSI Industries, Inc.	1,663	5,272
ManpowerGroup, Inc.	1,776	115,085
Marten Transport, Ltd.	692	11,203
Masco Corp.	5,357	156,639
Masonite International Corp. (1)	2,792	125,165
Matson, Inc.	965	30,899
Maxar Technologies, Ltd.	565	6,757
McGrath RentCorp	317	16,319
Meritor, Inc. (1)	1,305	22,068
Milacron Holdings Corp. (1)	2,170	25,801
Miller Industries, Inc./TN	1,100	29,700
Mistras Group, Inc. (1)	1,133	16,293
Moog, Inc.	253	19,602
MSC Industrial Direct Co., Inc.	1,511	116,226
Mueller Industries, Inc.	635	14,834
Mueller Water Products, Inc.	1,066	9,701
MYR Group, Inc. (1)	39	1,099
Navigant Consulting, Inc.	2,036	48,966
NCI Building Systems, Inc. (1)	3,539	25,658
Nexeo Solutions, Inc. (1)	647	5,558
Norfolk Southern Corp.	5,432	812,301
NV5 Global, Inc. (1)	57	3,451
nVent Electric PLC	50	1,123
Old Dominion Freight Line, Inc.	2,026	250,191
Omega Flex, Inc.	24	1,298
Oshkosh Corp.	3,956	242,542
PACCAR, Inc.	15,949	911,326
Park-Ohio Holdings Corp.	648	19,887
Patrick Industries, Inc. (1)	908	26,886
Pitney Bowes, Inc.	2,643	15,620
Proto Labs, Inc. (1)	380	42,860
Quad/Graphics, Inc.	1,500	18,480
Quanex Building Products Corp.	633	8,602
Quanta Services, Inc.	7,821	235,412
Radiant Logistics, Inc. (1)	1,454	6,180
RBC Bearings, Inc. (1)	141	18,485

The accompanying notes are an integral part of these financial statements.

Page 48	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Regal Beloit Corp.	56	3,923
Resources Connection, Inc.	893	12,681
Rollins, Inc.	1,486	53,645
RR Donnelley & Sons Co.	2,741	10,854
Rush Enterprises, Inc.	124	4,414
Rush Enterprises, Inc.	774	26,688
Ryder System, Inc.	470	22,631
Safe Bulkers, Inc. (1)	3,964	7,056
Saia, Inc. (1)	743	41,474
Snap-on, Inc.	545	79,183
Southwest Airlines Co.	6,560	304,909
SP Plus Corp. (1)	1,002	29,599
Spirit AeroSystems Holdings, Inc.	2,826	203,726
Spirit Airlines, Inc. (1)	203	11,758
SPX FLOW, Inc. (1)	792	24,093
Steelcase, Inc. - Class A	2,308	34,228
Systemax, Inc.	409	9,771
Teledyne Technologies, Inc. (1)	531	109,954
Terex Corp.	179	4,935
Tetra Tech, Inc.	342	17,705
Textron, Inc.	6,379	293,370
Timken Co./The	3,472	129,575
Titan Machinery, Inc. (1)	215	2,827
Toro Co./The	4,751	265,486
Trex Co., Inc. (1)	927	55,027
TriMas Corp. (1)	2,101	57,336
Triton International, Ltd./Bermuda	797	24,763
TrueBlue, Inc. (1)	465	10,346
UniFirst Corp./MA	728	104,155
Union Pacific Corp. (4)	8,198	1,133,210
United Continental Holdings, Inc. (1)	9,105	762,362
United Rentals, Inc. (1)	2,020	207,111
Univar, Inc. (1)	472	8,373
Universal Forest Products, Inc.	1,382	35,877
Universal Logistics Holdings, Inc.	180	3,256
Upwork, Inc. (1)	253	4,582
US Xpress Enterprises, Inc. (1)	1,752	9,829
USA Truck, Inc. (1)	116	1,737
Vectrus, Inc. (1)	300	6,474
Viad Corp.	249	12,472
Wabash National Corp.	3,132	40,967
WABCO Holdings, Inc. (1)	17	1,825
Waste Management, Inc.	7,889	702,042
WESCO International, Inc. (1)	2,385	114,480
WW Grainger, Inc.	889	251,018
Xylem, Inc./NY	722	48,172
YRC Worldwide, Inc. (1)	377	1,188
		18,226,958

Information Technology — 14.6%
A10 Networks, Inc. (1)	2,509	15,656
Accenture PLC (4)	5,301	747,494
ACI Worldwide, Inc. (1)	760	21,029
Adobe, Inc. (1)(4)	4,142	937,086
Advanced Energy Industries, Inc. (1)	450	19,319
Advanced Micro Devices, Inc. (1)	6,236	115,117
Agilysys, Inc. (1)	256	3,671
ALJ Regional Holdings, Inc. (1)	892	1,169
Alliance Data Systems Corp.	370	55,530
Altair Engineering, Inc. (1)	115	3,172
Amber Road, Inc. (1)	249	2,049
Amdocs, Ltd.	715	41,885
American Software, Inc./GA	487	5,089
Amkor Technology, Inc. (1)	9,491	62,261
Anixter International, Inc. (1)	178	9,667
ANSYS, Inc. (1)	208	29,732
Apple, Inc. (4)	19,703	3,107,951
Applied Materials, Inc.	13,602	445,329
ARRIS International PLC (1)	658	20,115
Arrow Electronics, Inc. (1)	1,860	128,247
Aspen Technology, Inc. (1)	2,016	165,675
Atlassian Corp. PLC (1)	561	49,918
Autodesk, Inc. (1)	1,628	209,377
Avalara, Inc. (1)	136	4,236
Avaya Holdings Corp. (1)	995	14,487
Avid Technology, Inc. (1)	903	4,289
Avnet, Inc.	4,145	149,635
Badger Meter, Inc.	278	13,680
Benefitfocus, Inc. (1)	258	11,796
Black Knight, Inc. (1)	607	27,351
Booz Allen Hamilton Holding Corp.	3,954	178,207
Bottomline Technologies DE, Inc. (1)	518	24,864
Broadcom, Inc. (4)	1,092	277,674
Broadridge Financial Solutions, Inc.	934	89,898
Brooks Automation, Inc.	810	21,206
Cabot Microelectronics Corp.	587	55,970
CACI International, Inc. - Class A (1)	734	105,718
Cadence Design Systems, Inc. (1)	7,914	344,101
Calix, Inc. (1)	895	8,726
Cardtronics PLC (1)	251	6,526
CDK Global, Inc.	1,333	63,824
CDW Corp./DE	1,238	100,340
CEVA, Inc. (1)	104	2,297

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 49

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
ChannelAdvisor Corp. (1)	128	1,453
Ciena Corp. (1)	2,523	85,555
Cirrus Logic, Inc. (1)	1,133	37,593
Cisco Systems, Inc. (4)	34,253	1,484,182
Cision, Ltd. (1)	1,146	13,408
Citrix Systems, Inc.	2,106	215,781
Cohu, Inc.	746	11,988
CommScope Holding Co., Inc. (1)	4,408	72,247
CommVault Systems, Inc. (1)	526	31,081
Comtech Telecommunications Corp.	357	8,689
Conduent, Inc. (1)	4,471	47,527
Control4 Corp. (1)	298	5,245
CoreLogic, Inc./United States (1)	767	25,633
Corning, Inc.	10,294	310,982
Coupa Software, Inc. (1)	70	4,400
CPI Card Group, Inc. (1)	2,863	6,556
Cypress Semiconductor Corp.	1,320	16,790
DASAN Zhone Solutions, Inc. (1)	336	4,674
Dell Technologies, Inc. - Class C (1)	7,557	369,311
Diebold Nixdorf, Inc.	1,495	3,723
Digi International, Inc. (1)	407	4,107
Diodes, Inc. (1)	288	9,291
Dolby Laboratories, Inc.	1,060	65,550
Domo, Inc. (1)	235	4,613
DXC Technology Co.	7,115	378,305
EchoStar Corp. (1)	1,994	73,220
Electro Scientific Industries, Inc. (1)	127	3,805
Endurance International Group Holdings, Inc. (1)	1,239	8,239
Entegris, Inc.	189	5,272
EPAM Systems, Inc. (1)	51	5,917
ePlus, Inc. (1)	491	34,944
Euronet Worldwide, Inc. (1)	907	92,859
Everi Holdings, Inc. (1)	1,313	6,762
EVERTEC, Inc.	427	12,255
Exela Technologies, Inc. (1)	746	2,902
Extreme Networks, Inc. (1)	644	3,928
F5 Networks, Inc. (1)	1,594	258,276
Fabrinet (1)	755	38,739
Fair Isaac Corp. (1)	570	106,590
Fidelity National Information Services, Inc.	1,087	111,472
FLIR Systems, Inc.	322	14,020
FormFactor, Inc. (1)	1,119	15,767
Fortinet, Inc. (1)	1,318	92,827
Fusion Connect, Inc. (1)	682	1,146
Hackett Group, Inc./The	774	12,392
Hewlett Packard Enterprise Co.	29,729	392,720
Hortonworks, Inc. (1)	920	13,266
HP, Inc.	41,395	846,942
I3 Verticals, Inc. (1)	403	9,712
Ichor Holdings, Ltd. (1)	298	4,857
Immersion Corp. (1)	571	5,116
Imperva, Inc. (1)	127	7,073
Information Services Group, Inc. (1)	3,086	13,085
Insight Enterprises, Inc. (1)	974	39,691
Integrated Device Technology, Inc. (1)	510	24,699
Intel Corp. (4)	21,592	1,013,313
InterDigital, Inc.	1,400	93,002
Internap Corp. (1)	419	1,739
International Business Machines Corp. (4)	5,745	653,034
Intevac, Inc. (1)	2,033	10,633
Intuit, Inc.	5,085	1,000,982
j2 Global, Inc.	838	58,140
Jabil, Inc.	4,591	113,811
Juniper Networks, Inc.	17,176	462,206
KEMET Corp.	634	11,120
Keysight Technologies, Inc. (1)	1,269	78,780
Kimball Electronics, Inc. (1)	841	13,027
KLA-Tencor Corp.	1,922	172,000
Lam Research Corp.	862	117,379
Lattice Semiconductor Corp. (1)	1,965	13,598
Leidos Holdings, Inc.	3,233	170,444
Limelight Networks, Inc. (1)	2,700	6,318
LivePerson, Inc. (1)	460	8,676
LiveRamp Holdings, Inc. (1)	1	39
LogMeIn, Inc.	179	14,601
Lumentum Holdings, Inc. (1)	598	25,122
Majesco (1)	182	1,290
ManTech International Corp./VA	30	1,569
Mastercard, Inc. (4)	3,774	711,965
Maxim Integrated Products, Inc.	1,078	54,816
MAXIMUS, Inc.	696	45,303
Maxwell Technologies, Inc. (1)	1,452	3,006
Micron Technology, Inc. (1)	10,565	335,227
Microsoft Corp. (4)	30,664	3,114,542
MicroStrategy, Inc. (1)	604	77,161
Mitek Systems, Inc. (1)	889	9,610
MKS Instruments, Inc.	1,013	65,450
MobileIron, Inc. (1)	1,690	7,757
MoneyGram International, Inc. (1)	12,314	24,628
Monolithic Power Systems, Inc.	310	36,038
Monotype Imaging Holdings, Inc.	1,318	20,455
Motorola Solutions, Inc.	1,506	173,250
MTS Systems Corp.	407	16,333

The accompanying notes are an integral part of these financial statements.

Page 50	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Nanometrics, Inc. (1)	534	14,594
Napco Security Technologies, Inc. (1)	415	6,536
National Instruments Corp.	351	15,928
NCR Corp. (1)	1,812	41,821
NeoPhotonics Corp. (1)	727	4,711
NetApp, Inc.	2,386	142,373
NetScout Systems, Inc. (1)	230	5,435
NIC, Inc.	916	11,432
Novanta, Inc. (1)	212	13,356
Nuance Communications, Inc. (1)	7,084	93,721
NVE Corp.	58	5,077
NVIDIA Corp. (4)	1,175	156,863
NXP Semiconductors NV	1,061	77,750
ON Semiconductor Corp. (1)	3,300	54,483
Oracle Corp. (4)	16,163	729,759
PC Connection, Inc.	82	2,438
Perficient, Inc. (1)	1,195	26,601
Perspecta, Inc.	1,299	22,369
PFSweb, Inc. (1)	1,044	5,356
Photronics, Inc. (1)	2,524	24,432
Power Integrations, Inc.	889	54,211
Presidio, Inc.	2,190	28,580
Progress Software Corp.	1,986	70,483
PTC, Inc. (1)	668	55,377
Pure Storage, Inc. (1)	2,581	41,502
QAD, Inc. - Class A	47	1,849
Quantenna Communications, Inc. (1)	1,601	22,974
Quantum Corp. (1)	3,699	7,398
Rambus, Inc. (1)	346	2,654
Rapid7, Inc. (1)	279	8,694
RingCentral, Inc. - Class A (1)	551	45,424
Rubicon Project, Inc./The (1)	466	1,738
Rudolph Technologies, Inc. (1)	735	15,045
Sabre Corp.	3,731	80,739
SailPoint Technologies Holding, Inc. (1)	868	20,389
Sanmina Corp. (1)	359	8,638
ScanSource, Inc. (1)	295	10,142
Science Applications International Corp.	851	54,209
Semtech Corp. (1)	940	43,118
SendGrid, Inc. (1)	485	20,937
Skyworks Solutions, Inc.	301	20,173
SMART Global Holdings, Inc. (1)	514	15,266
SPS Commerce, Inc. (1)	31	2,554
SS&C Technologies Holdings, Inc.	497	22,420
SVMK, Inc. (1)	1,297	15,914
Sykes Enterprises, Inc. (1)	43	1,063
Symantec Corp.	5,823	110,026
Synaptics, Inc. (1)	204	7,591
SYNNEX Corp.	731	59,094
Synopsys, Inc. (1)	3,038	255,921
Tableau Software, Inc. (1)	491	58,920
Tech Data Corp. (1)	1,173	95,963
Telaria, Inc. (1)	1,982	5,411
Texas Instruments, Inc. (4)	10,448	987,336
TiVo Corp.	1,735	16,326
Trade Desk, Inc./The (1)	118	13,695
Travelport Worldwide, Ltd.	499	7,794
Twilio, Inc. (1)	57	5,090
Tyler Technologies, Inc. (1)	423	78,602
Unisys Corp. (1)	243	2,826
Upland Software, Inc. (1)	632	17,178
USA Technologies, Inc. (1)	1,427	5,551
Varonis Systems, Inc. (1)	21	1,111
Veeco Instruments, Inc. (1)	198	1,467
Verint Systems, Inc. (1)	2,041	86,355
Veritone, Inc. (1)	338	1,284
Versum Materials, Inc.	964	26,722
Viavi Solutions, Inc. (1)	3,103	31,185
Visa, Inc.	2,274	300,032
Vishay Precision Group, Inc. (1)	307	9,281
Western Digital Corp.	3,027	111,908
Western Union Co./The	6,394	109,082
Workiva, Inc. (1)	526	18,878
Xerox Corp.	3,448	68,132
Xilinx, Inc.	2,239	190,696
Xperi Corp.	1,275	23,447
Yext, Inc. (1)	149	2,213
Zebra Technologies Corp. - Class A (1)	431	68,628
Zix Corp. (1)	2,376	13,614
		26,832,789

Materials — 3.4%
AdvanSix, Inc. (1)	746	18,158
Air Products & Chemicals, Inc.	2,180	348,909
Alcoa Corp. (1)	802	21,317
Amyris, Inc. (1)	367	1,226
AptarGroup, Inc.	194	18,250
Ashland Global Holdings, Inc.	291	20,649
Berry Global Group, Inc. (1)	823	39,117
Cabot Corp.	1,049	45,044
CF Industries Holdings, Inc.	1,668	72,575
Chemours Co./The	4,314	121,741
Domtar Corp.	336	11,804
Eagle Materials, Inc.	2,625	160,204

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 51

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Eastman Chemical Co.	5,394	394,355
Ecolab, Inc.	3,185	469,310
Flotek Industries, Inc. (1)	1,755	1,913
Forterra, Inc. (1)	677	2,546
Freeport-McMoRan, Inc.	17,027	175,548
FutureFuel Corp.	1,997	31,672
Greif, Inc. - Class A	1,166	43,270
Greif, Inc. - Class B	519	23,044
Havilah Mining Corp. (1)	157	31
Hawkins, Inc.	171	7,002
Huntsman Corp.	7,660	147,761
Ingevity Corp. (1)	751	62,851
Innophos Holdings, Inc.	263	6,451
Innospec, Inc.	486	30,015
International Paper Co.	17,551	708,358
Kraton Corp. (1)	902	19,700
Kronos Worldwide, Inc.	1,807	20,817
Louisiana-Pacific Corp.	3,906	86,791
LyondellBasell Industries NV	10,534	876,007
Mosaic Co./The	1,692	49,423
Nucor Corp.	11,275	584,158
Olin Corp.	4,729	95,100
OMNOVA Solutions, Inc. (1)	2,474	18,134
Packaging Corp. of America	2,183	182,193
PolyOne Corp.	1,996	57,086
PPG Industries, Inc.	2,257	230,733
Quaker Chemical Corp.	61	10,840
Rayonier Advanced Materials, Inc.	532	5,666
Reliance Steel & Aluminum Co.	2,407	171,306
RPM International, Inc.	1,768	103,923
Sonoco Products Co.	1,330	70,663
Steel Dynamics, Inc.	5,019	150,771
Stepan Co.	409	30,266
Tredegar Corp.	1,128	17,890
Trinseo SA	1,018	46,604
UFP Technologies, Inc. (1)	175	5,257
United States Lime & Minerals, Inc.	243	17,253
US Concrete, Inc. (1)	75	2,646
Valvoline, Inc.	2,633	50,949
Westlake Chemical Corp.	716	47,378
Westrock Co.	5,755	217,309
		6,151,984

Real Estate Investment Trust — 3.1%
American Assets Trust, Inc.	4,992	200,529
American Homes 4 Rent	360	7,146
American Tower Corp.	274	43,344
Ashford Hospitality Trust, Inc.	1,270	5,080
Bluerock Residential Growth REIT, Inc.	4,689	42,295
Brixmor Property Group, Inc.	534	7,844
Brookfield Property Partners LP	2,850	45,942
CatchMark Timber Trust, Inc.	6,813	48,372
CBL & Associates Properties, Inc.	1,193	2,291
Cedar Realty Trust, Inc.	1,156	3,630
Clipper Realty, Inc.	229	2,993
Colony Capital, Inc.	8,306	38,872
CoreCivic, Inc.	1,296	23,108
Corporate Office Properties Trust	1,730	36,382
CubeSmart	1,065	30,555
Empire State Realty Trust, Inc.	304	4,326
Essex Property Trust, Inc.	3,312	812,136
Farmland Partners, Inc. (2)	1,080	4,903
Front Yard Residential Corp.	2,916	25,457
Gaming and Leisure Properties, Inc.	1,067	34,475
GEO Group, Inc./The	2,049	40,365
Global Medical REIT, Inc.	121	1,076
Hersha Hospitality Trust	586	10,278
Highwoods Properties, Inc.	662	25,613
Hospitality Properties Trust	1,398	33,384
Host Hotels & Resorts, Inc.	14,338	239,014
Kite Realty Group Trust	4,106	57,854
Lamar Advertising Co.	1,758	121,618
Lexington Realty Trust	5,018	41,198
Liberty Property Trust	234	9,800
Macerich Co./The	1,643	71,109
Maui Land & Pineapple Co., Inc. (1)	470	4,662
National Health Investors, Inc.	862	65,115
New Senior Investment Group, Inc.	6,468	26,648
Newmark Group, Inc.	1,353	10,851
Omega Healthcare Investors, Inc.	274	9,631
Pebblebrook Hotel Trust	2,896	81,986
Pennsylvania Real Estate Investment Trust	2,723	16,175
Piedmont Office Realty Trust, Inc.	6,298	107,318
PotlatchDeltic Corp.	1,029	32,558
Preferred Apartment Communities, Inc.	186	2,615
PS Business Parks, Inc.	1,149	150,519
Public Storage	1,271	257,263
Rayonier, Inc.	1,584	43,861
RE/MAX Holdings, Inc.	245	7,534
Realogy Holdings Corp.	539	7,913
Redfin Corp. (1)	1,201	17,294
Retail Properties of America, Inc.	8,081	87,679
Retail Value, Inc.	2,757	70,552
SBA Communications Corp. (1)	118	19,103

The accompanying notes are an integral part of these financial statements.

Page 52	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Simon Property Group, Inc.	6,218	1,044,562
SITE Centers Corp.	2,574	28,494
Spirit MTA REIT	630	4,492
STORE Capital Corp.	2,374	67,208
Summit Hotel Properties, Inc.	618	6,013
Tanger Factory Outlet Centers, Inc.	4,331	87,573
Tier REIT, Inc.	1,002	20,671
Trinity Place Holdings, Inc. (1)	3,358	14,574
UDR, Inc.	21,891	867,321
Urstadt Biddle Properties, Inc.	2,121	40,766
VEREIT, Inc.	12,425	88,839
Vornado Realty Trust	2,524	156,564
Washington Prime Group, Inc.	468	2,274
WP Carey, Inc.	1,219	79,649
		5,599,266
Utilities — 6.4%
AES Corp./VA	28,117	406,572
Ameren Corp.	12,333	804,482
American States Water Co.	1,085	72,738
Artesian Resources Corp.	295	10,287
Atlantic Power Corp. (1)	20,956	45,475
Atmos Energy Corp.	4,819	446,818
Avista Corp.	261	11,087
Black Hills Corp.	652	40,933
CenterPoint Energy, Inc.	34,215	965,889
Clearway Energy, Inc.	4,262	72,113
Consolidated Water Co., Ltd.	1,054	12,290
DTE Energy Co.	4,134	455,980
Evergy, Inc.	1,437	81,578
Eversource Energy	3,804	247,412
Exelon Corp.	24,825	1,119,609
IDACORP, Inc.	1,747	162,576
MDU Resources Group, Inc.	25,931	618,195
Middlesex Water Co.	108	5,762
New Jersey Resources Corp.	3,811	174,048
NextEra Energy, Inc. (4)	7,260	1,261,933
NorthWestern Corp.	12,903	766,954
NRG Energy, Inc.	11,062	438,055
OGE Energy Corp.	20,279	794,734
ONE Gas, Inc.	14	1,114
Otter Tail Corp.	541	26,855
Pinnacle West Capital Corp.	1,152	98,150
Portland General Electric Co.	11,038	506,092
Public Service Enterprise Group, Inc.	16,974	883,497
SJW Group	584	32,482
Southwest Gas Holdings, Inc.	825	63,113
UGI Corp.	16,769	894,626
Vistra Energy Corp. (1)	6,659	152,425
Xcel Energy, Inc.	900	44,316
		11,718,190

Total Common Stocks - Long (Cost $163,665,412)		161,926,608

Money Market Registered Investment Companies — 5.8%
Morgan Stanley Government Institutional Fund, 2.32% (3)	61,791	61,791
Meeder Institutional Prime Money Market Fund, 2.43% (5)	10,510,294	10,509,243
Total Money Market Registered Investment Companies (Cost $10,571,034)		10,571,034
Total Investments - Long — 94.4% (Cost $174,236,446)		172,497,642
Total Securities Sold Short - (33.0%) (Proceeds Received $67,941,343)		(60,259,673)
Other Assets less Liabilities — 38.6%		70,496,440
Total Net Assets — 100.0%		182,734,409

Common Stocks - Short — (33.0%)
Communication Services — (1.2%)
Activision Blizzard, Inc.	(5,225)	(243,328)
Boston Omaha Corp. (1)	(57)	(1,334)
Cardlytics, Inc. (1)	(158)	(1,711)
Central European Media Enterprises, Ltd. (1)	(1,650)	(4,587)
Consolidated Communications Holdings, Inc.	(104)	(1,028)
Daily Journal Corp. (1)	(73)	(17,082)
Entercom Communications Corp.	(1,345)	(7,680)
Eros International PLC (1)	(715)	(5,927)
GCI Liberty, Inc. - Class A (1)	(3,412)	(140,438)
Iridium Communications, Inc. (1)	(524)	(9,668)
Liberty Broadband Corp. (1)	(8,549)	(615,784)
Liberty Media Corp-Liberty Formula One - Class A (1)	(740)	(21,993)
Liberty Media Corp-Liberty Formula One - Class C (1)	(1,275)	(39,143)
Liberty Media Corp-Liberty SiriusXM (1)	(2,285)	(84,088)
Madison Square Garden Co./The (1)	(715)	(191,406)
Match Group, Inc.	(1,364)	(58,338)
Meredith Corp.	(1,670)	(86,740)
Netflix, Inc. (1)	(1,344)	(359,735)
New Media Investment Group, Inc.	(89)	(1,030)

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 53

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Pandora Media, Inc. (1)	(7,989)	(64,631)
TripAdvisor, Inc. (1)	(74)	(3,992)
TrueCar, Inc. (1)	(5,242)	(47,493)
Twitter, Inc. (1)	(3,860)	(110,936)
Yelp, Inc. (1)	(622)	(21,764)
Zillow Group, Inc. (1)	(3,530)	(111,477)
		(2,251,333)

Consumer Discretionary — (2.9%)
Adient PLC	(693)	(10,437)
Adtalem Global Education, Inc. (1)	(174)	(8,234)
Aptiv PLC	(11,430)	(703,745)
At Home Group, Inc. (1)	(160)	(2,986)
AutoNation, Inc. (1)	(3,258)	(116,311)
Belmond, Ltd. (1)	(448)	(11,213)
Big 5 Sporting Goods Corp.	(394)	(1,020)
Biglari Holdings, Inc. - Class A (1)	(2)	(1,175)
Caesars Entertainment Corp. (1)	(6,563)	(44,563)
Camping World Holdings, Inc.	(552)	(6,331)
Career Education Corp. (1)	(819)	(9,353)
CarMax, Inc. (1)	(4,067)	(255,123)
Carvana Co. (1)	(619)	(20,247)
Century Communities, Inc. (1)	(2,610)	(45,049)
Chegg, Inc. (1)	(3,391)	(96,372)
Chuy's Holdings, Inc. (1)	(468)	(8,302)
Container Store Group, Inc./The (1)	(705)	(3,363)
Del Taco Restaurants, Inc. (1)	(103)	(1,029)
Dillard's, Inc.	(112)	(6,755)
Dollar Tree, Inc. (1)	(3,656)	(330,210)
Dorman Products, Inc. (1)	(613)	(55,182)
Drive Shack, Inc. (1)	(604)	(2,368)
Floor & Decor Holdings, Inc. (1)	(354)	(9,169)
Fossil Group, Inc. (1)	(111)	(1,746)
Gap, Inc./The	(373)	(9,608)
Garrett Motion, Inc. (1)	(1,334)	(16,462)
GoPro, Inc. (1)	(1,604)	(6,801)
Green Brick Partners, Inc. (1)	(1,267)	(9,173)
Hanesbrands, Inc.	(6,335)	(79,378)
Hasbro, Inc.	(1,727)	(140,319)
Hilton Grand Vacations, Inc. (1)	(1,246)	(32,882)
iRobot Corp. (1)	(46)	(3,852)
LCI Industries	(18)	(1,202)
Lennar Corp.	(1,058)	(41,421)
Lithia Motors, Inc.	(293)	(22,365)
LKQ Corp. (1)	(7,874)	(186,850)
Lovesac Co./The (1)	(334)	(7,662)
Lumber Liquidators Holdings, Inc. (1)	(744)	(7,083)
Marriott Vacations Worldwide Corp.	(337)	(23,762)
Mattel, Inc. (1)	(9,166)	(91,568)
Modine Manufacturing Co. (1)	(491)	(5,308)
Monro, Inc.	(422)	(29,013)
Motorcar Parts of America, Inc. (1)	(1,051)	(17,489)
Movado Group, Inc.	(119)	(3,763)
National Vision Holdings, Inc. (1)	(36)	(1,014)
New Home Co., Inc./The (1)	(484)	(2,531)
PlayAGS, Inc. (1)	(337)	(7,751)
Polaris Industries, Inc.	(223)	(17,100)
Pool Corp.	(1,794)	(266,678)
Potbelly Corp. (1)	(665)	(5,353)
Quotient Technology, Inc. (1)	(1,617)	(17,270)
Red Robin Gourmet Burgers, Inc. (1)	(86)	(2,298)
Red Rock Resorts, Inc.	(363)	(7,373)
Service Corp. International/US	(1,748)	(70,374)
ServiceMaster Global Holdings, Inc. (1)	(4,384)	(161,068)
Shake Shack, Inc. (1)	(729)	(33,111)
Skyline Champion Corp.	(888)	(13,045)
Sonic Automotive, Inc.	(516)	(7,100)
Sotheby's (1)	(1,394)	(55,398)
Tempur Sealy International, Inc. (1)	(476)	(19,706)
Tesla, Inc. (1)	(1,620)	(539,136)
Tile Shop Holdings, Inc.	(975)	(5,343)
Under Armour, Inc. - Class A (1)	(15,247)	(269,414)
Unifi, Inc. (1)	(1,298)	(29,646)
Universal Electronics, Inc. (1)	(385)	(9,733)
VF Corp.	(10,692)	(762,767)
Visteon Corp. (1)	(229)	(13,804)
Weight Watchers International, Inc. (1)	(277)	(10,678)
William Lyon Homes (1)	(124)	(1,326)
Wolverine World Wide, Inc.	(4,810)	(153,391)
Wyndham Destinations, Inc.	(5,398)	(193,464)
Wynn Resorts, Ltd.	(326)	(32,245)
Yum China Holdings, Inc.	(1,374)	(46,070)
		(5,240,431)

Consumer Staples — (0.9%)
Alico, Inc.	(845)	(24,928)
Andersons, Inc./The	(1,803)	(53,892)
Bunge, Ltd.	(3,067)	(163,900)
Calavo Growers, Inc.	(528)	(38,523)
Campbell Soup Co.	(8,905)	(293,776)
Castle Brands, Inc. (1)	(4,512)	(3,837)
Central Garden & Pet Co. (1)	(638)	(21,979)
Chefs' Warehouse, Inc./The (1)	(241)	(7,707)
Coca-Cola Consolidated, Inc.	(50)	(8,869)

The accompanying notes are an integral part of these financial statements.

Page 54	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Coty, Inc.	(3,687)	(24,187)
Dean Foods Co.	(447)	(1,703)
Estee Lauder Cos., Inc./The	(989)	(128,669)
Farmer Brothers Co. (1)	(1,726)	(40,268)
Hain Celestial Group, Inc./The (1)	(3,446)	(54,654)
Medifast, Inc.	(29)	(3,626)
MGP Ingredients, Inc.	(437)	(24,931)
Pilgrim's Pride Corp. (1)	(5,398)	(83,723)
PriceSmart, Inc.	(1,704)	(100,706)
Primo Water Corp. (1)	(239)	(3,348)
Rite Aid Corp. (1)	(2,473)	(1,752)
Sanderson Farms, Inc.	(763)	(75,758)
Seaboard Corp.	(15)	(53,070)
Seneca Foods Corp. (1)	(38)	(1,072)
Spectrum Brands Holdings, Inc.	(182)	(7,690)
Tootsie Roll Industries, Inc.	(5,652)	(188,777)
United Natural Foods, Inc. (1)	(1,041)	(11,024)
Vector Group, Ltd.	(3,500)	(34,055)
WD-40 Co.	(529)	(96,945)
		(1,553,369)

Energy — (0.5%)
Alta Mesa Resources, Inc. (1)	(2,303)	(2,303)
Antero Resources Corp. (1)	(2,467)	(23,165)
Bonanza Creek Energy, Inc. (1)	(245)	(5,064)
Callon Petroleum Co. (1)	(5,151)	(33,430)
Dril-Quip, Inc. (1)	(260)	(7,808)
Extraction Oil & Gas, Inc. (1)	(955)	(4,097)
Forum Energy Technologies, Inc. (1)	(1,981)	(8,182)
Golar LNG, Ltd.	(709)	(15,428)
Halcon Resources Corp. (1)	(6,456)	(10,975)
Halliburton Co.	(19,810)	(526,550)
HighPoint Resources Corp. (1)	(1,600)	(3,984)
Jagged Peak Energy, Inc. (1)	(635)	(5,791)
Matador Resources Co. (1)	(975)	(15,142)
McDermott International, Inc. (1)	(4)	(26)
NACCO Industries, Inc.	(368)	(12,475)
National Oilwell Varco, Inc.	(896)	(23,027)
NCS Multistage Holdings, Inc. (1)	(2,105)	(10,714)
Newpark Resources, Inc. (1)	(1,047)	(7,193)
Oil States International, Inc. (1)	(842)	(12,024)
Panhandle Oil and Gas, Inc.	(796)	(12,338)
REX American Resources Corp. (1)	(388)	(26,427)
Ring Energy, Inc. (1)	(253)	(1,285)
RPC, Inc.	(4,977)	(49,123)
SemGroup Corp.	(3,225)	(44,441)
Smart Sand, Inc. (1)	(530)	(1,177)
Solaris Oilfield Infrastructure, Inc.	(1,063)	(12,852)
Teekay Corp.	(1,194)	(3,988)
Tellurian, Inc. (1)	(554)	(3,850)
Tidewater, Inc. (1)	(313)	(5,988)
		(888,847)

Financials — (10.8%)
Access National Corp.	(1,210)	(25,809)
AGNC Investment Corp.	(6,200)	(108,748)
Amalgamated Bank	(3,717)	(72,482)
Ambac Financial Group, Inc. (1)	(341)	(5,879)
American International Group, Inc.	(20,590)	(811,452)
Ameris Bancorp	(2,843)	(90,038)
Anworth Mortgage Asset Corp.	(23,152)	(93,534)
Arlington Asset Investment Corp.	(1,499)	(10,853)
ARMOUR Residential REIT, Inc.	(1,498)	(30,709)
Aspen Insurance Holdings, Ltd.	(3,428)	(143,942)
Associated Capital Group, Inc.	(30)	(1,057)
Atlantic Capital Bancshares, Inc. (1)	(911)	(14,913)
Axos Financial, Inc. (1)	(1,753)	(44,141)
Banc of California, Inc.	(4,985)	(66,350)
Banco Latinoamericano de Comercio Exterior SA	(1,009)	(17,456)
BancorpSouth Bank	(1,473)	(38,504)
Bank of Hawaii Corp.	(8,144)	(548,254)
Bank of Princeton/The	(1,009)	(28,151)
Bank OZK	(3,284)	(74,974)
Bankwell Financial Group, Inc.	(350)	(10,049)
BlackRock, Inc.	(2,017)	(792,318)
Blackstone Mortgage Trust, Inc.	(12,740)	(405,896)
Boston Private Financial Holdings, Inc.	(2,574)	(27,207)
Bridge Bancorp, Inc.	(2,524)	(64,337)
Brighthouse Financial, Inc. (1)	(5,909)	(180,106)
Brookline Bancorp, Inc.	(74)	(1,023)
Business First Bancshares, Inc.	(2,286)	(55,390)
Camden National Corp.	(276)	(9,928)
Capitol Federal Financial, Inc.	(499)	(6,372)
Capstar Financial Holdings, Inc.	(726)	(10,694)
Capstead Mortgage Corp.	(18,128)	(120,914)
Carolina Financial Corp.	(394)	(11,658)
CBTX, Inc.	(166)	(4,880)
Central Pacific Financial Corp.	(1,096)	(26,688)
Century Bancorp, Inc./MA	(233)	(15,781)
Charles Schwab Corp./The	(5,266)	(218,697)
Chubb, Ltd.	(4,815)	(622,002)
Citigroup, Inc.	(13,884)	(722,801)
Citizens, Inc./TX (1)	(2,281)	(17,153)

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 55

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
CNO Financial Group, Inc.	(3,876)	(57,675)
Cohen & Steers, Inc.	(1,012)	(34,732)
Colony Credit Real Estate, Inc.	(623)	(9,837)
Columbia Banking System, Inc.	(3,957)	(143,600)
Columbia Financial, Inc. (1)	(14,924)	(228,188)
Community Financial Corp./The	(114)	(3,333)
ConnectOne Bancorp, Inc.	(3,030)	(55,964)
County Bancorp, Inc.	(345)	(5,993)
CVB Financial Corp.	(22,974)	(464,764)
Eagle Bancorp, Inc. (1)	(1,095)	(53,337)
Encore Capital Group, Inc. (1)	(147)	(3,455)
Enstar Group, Ltd. (1)	(1,163)	(194,884)
EZCORP, Inc. - Class A (1)	(725)	(5,604)
FBL Financial Group, Inc.	(348)	(22,846)
FCB Financial Holdings, Inc. (1)	(4,922)	(165,281)
Federated Investors, Inc.	(1,710)	(45,401)
FGL Holdings (1)	(14,209)	(94,632)
First Bank/Hamilton NJ	(1,623)	(19,671)
First Foundation, Inc. (1)	(3,664)	(47,119)
First Hawaiian, Inc.	(340)	(7,653)
First Internet Bancorp	(1,696)	(34,666)
First Mid-Illinois Bancshares, Inc.	(600)	(19,152)
First of Long Island Corp./The	(5,403)	(107,790)
First Republic Bank/CA	(9,547)	(829,634)
Flagstar Bancorp, Inc. (1)	(1,700)	(44,880)
Flushing Financial Corp.	(1,228)	(26,439)
Focus Financial Partners, Inc. (1)	(680)	(17,904)
Franklin Financial Network, Inc. (1)	(1,052)	(27,741)
Franklin Resources, Inc.	(12,009)	(356,187)
GAIN Capital Holdings, Inc.	(2,932)	(18,061)
GAMCO Investors, Inc.	(1,354)	(22,869)
German American Bancorp, Inc.	(3,073)	(85,337)
Glacier Bancorp, Inc.	(4,109)	(162,799)
Goldman Sachs Group, Inc./The	(4,606)	(769,432)
Guaranty Bancshares, Inc./TX	(338)	(10,079)
HarborOne Bancorp, Inc. (1)	(2,823)	(44,857)
Hartford Financial Services Group, Inc./The	(10,863)	(482,860)
Heritage Financial Corp./WA	(1,848)	(54,923)
Heritage Insurance Holdings, Inc.	(744)	(10,952)
Home BancShares, Inc./AR	(2,133)	(34,853)
Horace Mann Educators Corp.	(3,046)	(114,073)
Howard Bancorp, Inc. (1)	(1,545)	(22,094)
Independent Bank Group, Inc.	(3,804)	(174,109)
Interactive Brokers Group, Inc.	(1,214)	(66,345)
Invesco, Ltd.	(5,225)	(87,467)
Invesco Mortgage Capital, Inc.	(14,176)	(205,268)
Jefferies Financial Group, Inc.	(7,701)	(133,689)
Kearny Financial Corp./MD	(1,301)	(16,679)
Lakeland Bancorp, Inc.	(4,123)	(61,062)
Lakeland Financial Corp.	(3,965)	(159,234)
LCNB Corp.	(470)	(7,121)
LegacyTexas Financial Group, Inc.	(1,107)	(35,524)
LendingClub Corp. (1)	(735)	(1,933)
Lincoln National Corp.	(2,554)	(131,046)
MBIA, Inc. (1)	(1,762)	(15,717)
Meridian Bancorp, Inc.	(3,709)	(53,113)
Meta Financial Group, Inc.	(2,327)	(45,121)
MetLife, Inc.	(9,153)	(375,822)
Midland States Bancorp, Inc.	(259)	(5,786)
MidSouth Bancorp, Inc.	(98)	(1,039)
Moody's Corp.	(5,516)	(772,461)
National Bank Holdings Corp.	(2,334)	(72,051)
NBT Bancorp, Inc.	(1,387)	(47,976)
New York Community Bancorp, Inc.	(39,363)	(370,406)
New York Mortgage Trust, Inc.	(57,779)	(340,318)
NI Holdings, Inc. (1)	(559)	(8,793)
Northfield Bancorp, Inc.	(2,897)	(39,254)
Old Line Bancshares, Inc.	(68)	(1,790)
Opus Bank	(827)	(16,201)
Orchid Island Capital, Inc.	(4,954)	(31,656)
Origin Bancorp, Inc.	(1,807)	(61,583)
Oritani Financial Corp.	(3,366)	(49,649)
Pacific Premier Bancorp, Inc. (1)	(1,057)	(26,975)
Park National Corp.	(728)	(61,844)
Peapack Gladstone Financial Corp.	(1,006)	(25,331)
People's Utah Bancorp	(100)	(3,015)
Pinnacle Financial Partners, Inc.	(6,952)	(320,487)
PRA Group, Inc. (1)	(1,466)	(35,726)
Preferred Bank/Los Angeles CA	(845)	(36,631)
Prosperity Bancshares, Inc.	(3,655)	(227,707)
Provident Financial Services, Inc.	(822)	(19,835)
Raymond James Financial, Inc.	(186)	(13,840)
RBB Bancorp	(135)	(2,372)
Redwood Trust, Inc.	(12,170)	(183,402)
Reliant Bancorp, Inc.	(1,012)	(23,316)
RenaissanceRe Holdings, Ltd.	(1,431)	(191,325)
Republic First Bancorp, Inc. (1)	(9,371)	(55,945)
S&T Bancorp, Inc.	(445)	(16,839)
SB One Bancorp	(819)	(16,740)
SEI Investments Co.	(1,740)	(80,388)
ServisFirst Bancshares, Inc.	(9,083)	(289,475)
Signature Bank/New York NY	(2,930)	(301,233)
SLM Corp. (1)	(12,066)	(100,268)
South State Corp.	(1,988)	(119,181)

The accompanying notes are an integral part of these financial statements.

Page 56	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Southside Bancshares, Inc.	(1,979)	(62,833)
Starwood Property Trust, Inc.	(13,860)	(273,181)
State Auto Financial Corp.	(1,706)	(58,072)
State Street Corp.	(9,434)	(595,002)
Sterling Bancorp/DE	(17,343)	(286,333)
Stock Yards Bancorp, Inc.	(442)	(14,498)
Synovus Financial Corp. (1)	(1,200)	(38,388)
Texas Capital Bancshares, Inc. (1)	(4,667)	(238,437)
TFS Financial Corp.	(13,173)	(212,480)
Tompkins Financial Corp.	(1,225)	(91,887)
Triumph Bancorp, Inc. (1)	(380)	(11,286)
Trupanion, Inc. (1)	(501)	(12,755)
UMB Financial Corp.	(3,037)	(185,166)
Union Bankshares Corp.	(600)	(16,938)
United Insurance Holdings Corp.	(1,955)	(32,492)
Univest Financial Corp.	(900)	(19,413)
Unum Group	(3,131)	(91,989)
Valley National Bancorp	(14,741)	(130,900)
Value Line, Inc.	(120)	(3,121)
Veritex Holdings, Inc. (1)	(1,127)	(24,095)
Virtus Investment Partners, Inc.	(654)	(51,947)
Voya Financial, Inc.	(10,108)	(405,735)
Washington Federal, Inc.	(5,096)	(136,114)
Westamerica Bancorporation	(8,996)	(500,897)
WisdomTree Investments, Inc.	(5,588)	(37,160)
WSFS Financial Corp.	(1,831)	(69,413)
		(19,653,311)

Healthcare — (0.3%)
Accelerate Diagnostics, Inc. (1)	(549)	(6,314)
Alder Biopharmaceuticals, Inc. (1)	(1,083)	(11,101)
American Renal Associates Holdings, Inc. (1)	(83)	(956)
Anika Therapeutics, Inc. (1)	(413)	(13,881)
Antares Pharma, Inc. (1)	(726)	(1,975)
Apollo Medical Holdings, Inc. (1)	(63)	(1,251)
Avrobio, Inc. (1)	(76)	(1,265)
Cara Therapeutics, Inc. (1)	(403)	(5,239)
Castlight Health, Inc. (1)	(482)	(1,046)
Cerus Corp. (1)	(3,366)	(17,066)
Coherus Biosciences, Inc. (1)	(589)	(5,330)
Diplomat Pharmacy, Inc. (1)	(786)	(10,580)
Evolent Health, Inc. (1)	(588)	(11,731)
Fluidigm Corp. (1)	(896)	(7,724)
Genesis Healthcare, Inc. (1)	(2,247)	(2,651)
GenMark Diagnostics, Inc. (1)	(265)	(1,288)
Genomic Health, Inc. (1)	(43)	(2,770)
Glaukos Corp. (1)	(196)	(11,009)
GlycoMimetics, Inc. (1)	(232)	(2,197)
Inovalon Holdings, Inc. (1)	(1,300)	(18,434)
Inspire Medical Systems, Inc. (1)	(508)	(21,463)
Insulet Corp. (1)	(1,222)	(96,929)
Intrexon Corp. (1)	(814)	(5,324)
Kiniksa Pharmaceuticals, Ltd. (1)	(102)	(2,865)
Liquidia Technologies, Inc. (1)	(228)	(4,938)
Medidata Solutions, Inc. (1)	(811)	(54,678)
NanoString Technologies, Inc. (1)	(969)	(14,370)
Neuronetics, Inc. (1)	(436)	(8,437)
Nevro Corp. (1)	(88)	(3,422)
Nuvectra Corp. (1)	(961)	(15,703)
OrthoPediatrics Corp. (1)	(89)	(3,104)
Pacific Biosciences of California, Inc. (1)	(551)	(4,077)
PetIQ, Inc. (1)	(126)	(2,957)
Quanterix Corp. (1)	(373)	(6,830)
Selecta Biosciences, Inc. (1)	(347)	(923)
Senseonics Holdings, Inc. (1)	(1,462)	(3,787)
Sientra, Inc. (1)	(813)	(10,333)
Surmodics, Inc. (1)	(370)	(17,486)
Teladoc Health, Inc. (1)	(1,574)	(78,023)
Tivity Health, Inc. (1)	(603)	(14,960)
ViewRay, Inc. (1)	(591)	(3,587)
Vocera Communications, Inc. (1)	(182)	(7,162)
Wright Medical Group NV (1)	(3,860)	(105,069)
		(620,235)

Industrials — (5.8%)
3M Co.	(3,901)	(743,297)
AAON, Inc.	(1,037)	(36,357)
ABM Industries, Inc.	(837)	(26,876)
Actuant Corp.	(2,441)	(51,237)
Aerojet Rocketdyne Holdings, Inc. (1)	(566)	(19,940)
Air Lease Corp.	(6,545)	(197,724)
Air Transport Services Group, Inc. (1)	(1,244)	(28,376)
Alaska Air Group, Inc.	(2,261)	(137,582)
Allegiant Travel Co.	(625)	(62,638)
Allegion PLC	(2,799)	(223,108)
AMERCO	(68)	(22,311)
American Airlines Group, Inc.	(11,113)	(356,838)
American Woodmark Corp. (1)	(175)	(9,744)
AO Smith Corp.	(878)	(37,491)
Apogee Enterprises, Inc.	(308)	(9,194)
Arconic, Inc.	(7,041)	(118,711)
Argan, Inc.	(210)	(7,946)
Astec Industries, Inc.	(1,298)	(39,187)

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 57

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Astronics Corp. (1)	(298)	(9,074)
Atlas Air Worldwide Holdings, Inc. (1)	(1,571)	(66,280)
Avis Budget Group, Inc. (1)	(1,533)	(34,462)
Axon Enterprise, Inc. (1)	(715)	(31,281)
Beacon Roofing Supply, Inc. (1)	(1,572)	(49,864)
BlueLinx Holdings, Inc. (1)	(243)	(6,005)
Briggs & Stratton Corp.	(1,300)	(17,004)
Brink's Co./The	(1,576)	(101,888)
BWX Technologies, Inc.	(1,218)	(46,564)
Caesarstone, Ltd.	(361)	(4,902)
CAI International, Inc. (1)	(713)	(16,563)
CH Robinson Worldwide, Inc.	(1,625)	(136,646)
Charah Solutions, Inc. (1)	(174)	(1,453)
CIRCOR International, Inc.	(1,612)	(34,336)
Colfax Corp. (1)	(2,003)	(41,863)
CompX International, Inc.	(89)	(1,211)
CoStar Group, Inc. (1)	(888)	(299,558)
Covanta Holding Corp.	(4,225)	(56,700)
Cubic Corp.	(381)	(20,475)
Daseke, Inc. (1)	(3,019)	(11,110)
Deere & Co.	(1,730)	(258,064)
Douglas Dynamics, Inc.	(83)	(2,979)
Dover Corp.	(1,154)	(81,876)
Dycom Industries, Inc. (1)	(765)	(41,341)
Echo Global Logistics, Inc. (1)	(1,257)	(25,555)
Energy Recovery, Inc. (1)	(1,959)	(13,184)
Equifax, Inc.	(858)	(79,906)
Evoqua Water Technologies Corp. (1)	(3,224)	(30,950)
Flowserve Corp.	(229)	(8,707)
Fortive Corp.	(10,820)	(732,081)
Franklin Covey Co. (1)	(1,101)	(24,585)
Franklin Electric Co., Inc.	(276)	(11,835)
FreightCar America, Inc. (1)	(1,796)	(12,015)
Gates Industrial Corp. PLC (1)	(8,937)	(118,326)
General Dynamics Corp.	(1,905)	(299,485)
General Electric Co.	(62,091)	(470,029)
General Finance Corp. (1)	(108)	(1,092)
Gibraltar Industries, Inc. (1)	(876)	(31,177)
Graham Corp.	(468)	(10,689)
Granite Construction, Inc.	(716)	(28,840)
HC2 Holdings, Inc. (1)	(5,536)	(14,615)
Healthcare Services Group, Inc.	(3,770)	(151,479)
Heartland Express, Inc.	(1,947)	(35,630)
HEICO Corp.	(5,217)	(404,213)
Herc Holdings, Inc. (1)	(133)	(3,457)
Hertz Global Holdings, Inc. (1)	(1,044)	(14,251)
IHS Markit, Ltd. (1)	(7,196)	(345,192)
InnerWorkings, Inc. (1)	(1,603)	(5,995)
JELD-WEN Holding, Inc. (1)	(3,214)	(45,671)
John Bean Technologies Corp.	(997)	(71,595)
KeyW Holding Corp./The (1)	(3,238)	(21,662)
Kirby Corp. (1)	(669)	(45,064)
Knight-Swift Transportation Holdings, Inc.	(1,533)	(38,432)
Kratos Defense & Security Solutions, Inc. (1)	(2,021)	(28,476)
Lindsay Corp.	(821)	(79,021)
Lockheed Martin Corp.	(189)	(49,488)
Macquarie Infrastructure Corp.	(295)	(10,785)
Manitex International, Inc. (1)	(1,562)	(8,872)
Manitowoc Co., Inc./The (1)	(1,093)	(16,144)
MasTec, Inc. (1)	(1,585)	(64,288)
Matthews International Corp.	(549)	(22,300)
Mercury Systems, Inc. (1)	(880)	(41,615)
Mesa Air Group, Inc. (1)	(666)	(5,135)
Middleby Corp./The (1)	(966)	(99,237)
Mobile Mini, Inc.	(979)	(31,083)
MRC Global, Inc. (1)	(1,792)	(21,916)
Multi-Color Corp.	(1,267)	(44,459)
Nielsen Holdings PLC	(4,009)	(93,530)
NN, Inc.	(2,766)	(18,560)
NOW, Inc. (1)	(1,074)	(12,501)
Pentair PLC	(16,916)	(639,086)
PICO Holdings, Inc. (1)	(2,811)	(25,693)
REV Group, Inc.	(1,779)	(13,360)
Roper Technologies, Inc.	(2,904)	(773,974)
Schneider National, Inc.	(122)	(2,278)
Scorpio Bulkers, Inc.	(1,026)	(5,674)
Simpson Manufacturing Co., Inc.	(119)	(6,441)
SiteOne Landscape Supply, Inc. (1)	(1,012)	(55,933)
SPX Corp. (1)	(4,797)	(134,364)
Standex International Corp.	(36)	(2,418)
Stericycle, Inc. (1)	(2,962)	(108,676)
Sun Hydraulics Corp.	(2,140)	(71,027)
Team, Inc. (1)	(1,415)	(20,730)
Tennant Co.	(20)	(1,042)
Textainer Group Holdings, Ltd. (1)	(109)	(1,086)
Titan International, Inc.	(2,290)	(10,671)
TransDigm Group, Inc. (1)	(41)	(13,942)
TransUnion	(2,997)	(170,230)
TriNet Group, Inc. (1)	(2,113)	(88,640)
Trinity Industries, Inc.	(3,724)	(76,677)
Triumph Group, Inc.	(150)	(1,725)
Tutor Perini Corp. (1)	(2,913)	(46,521)
United Parcel Service, Inc. - Class B	(1,719)	(167,654)

The accompanying notes are an integral part of these financial statements.

Page 58	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
USG Corp.	(10,068)	(429,501)
Vicor Corp. (1)	(78)	(2,948)
Vivint Solar, Inc. (1)	(261)	(994)
Wabtec Corp.	(1,100)	(77,275)
WageWorks, Inc. (1)	(793)	(21,538)
Watsco, Inc.	(173)	(24,071)
Welbilt, Inc. (1)	(5,027)	(55,850)
Werner Enterprises, Inc.	(684)	(20,205)
Wesco Aircraft Holdings, Inc. (1)	(3,309)	(26,141)
Willdan Group, Inc. (1)	(158)	(5,527)
WillScot Corp. (1)	(6,818)	(64,226)
Woodward, Inc.	(246)	(18,275)
XPO Logistics, Inc. (1)	(2,658)	(151,612)
		(10,579,183)

Information Technology — (2.5%)
2U, Inc. (1)	(1,564)	(77,762)
3D Systems Corp. (1)	(184)	(1,871)
Acacia Communications, Inc. (1)	(95)	(3,610)
ACM Research, Inc. (1)	(645)	(7,018)
Aerohive Networks, Inc. (1)	(582)	(1,897)
Akamai Technologies, Inc. (1)	(1,701)	(103,897)
Ambarella, Inc. (1)	(556)	(19,449)
Appfolio, Inc. (1)	(116)	(6,870)
Applied Optoelectronics, Inc. (1)	(242)	(3,734)
Apptio, Inc. - Class A (1)	(881)	(33,443)
Aquantia Corp. (1)	(572)	(5,016)
Arlo Technologies, Inc. (1)	(92)	(918)
Asure Software, Inc. (1)	(302)	(1,534)
Automatic Data Processing, Inc.	(907)	(118,926)
AXT, Inc. (1)	(305)	(1,327)
Black Knight, Inc. (1)	(5,174)	(233,140)
Blackbaud, Inc.	(1,293)	(81,330)
Box, Inc. (1)	(4,586)	(77,412)
Brightcove, Inc. (1)	(834)	(5,871)
Carbon Black, Inc. (1)	(866)	(11,622)
Carbonite, Inc. (1)	(1,110)	(28,039)
Ceridian HCM Holding, Inc. (1)	(2,379)	(82,052)
Cognex Corp.	(2,054)	(79,428)
Coherent, Inc. (1)	(21)	(2,220)
Daktronics, Inc.	(857)	(6,342)
DocuSign, Inc. (1)	(44)	(1,764)
Ebix, Inc.	(158)	(6,724)
Ellie Mae, Inc. (1)	(1,606)	(100,905)
Evo Payments, Inc. (1)	(1,071)	(26,422)
ExlService Holdings, Inc. (1)	(1,003)	(52,778)
FARO Technologies, Inc. (1)	(214)	(8,697)
FireEye, Inc. (1)	(502)	(8,137)
First Solar, Inc. (1)	(1,159)	(49,205)
Fitbit, Inc. (1)	(803)	(3,991)
ForeScout Technologies, Inc. (1)	(724)	(18,817)
Gartner, Inc. (1)	(2,369)	(302,853)
Global Payments, Inc.	(793)	(81,782)
GoDaddy, Inc. (1)	(4,587)	(300,999)
Guidewire Software, Inc. (1)	(400)	(32,092)
Infinera Corp. (1)	(2,764)	(11,028)
Inphi Corp. (1)	(482)	(15,496)
IPG Photonics Corp. (1)	(417)	(47,242)
Iteris, Inc. (1)	(1,868)	(6,968)
Itron, Inc. (1)	(2,230)	(105,457)
Knowles Corp. (1)	(440)	(5,856)
MACOM Technology Solutions Holdings, Inc. (1)	(333)	(4,832)
MaxLinear, Inc. (1)	(1,048)	(18,445)
Mesa Laboratories, Inc.	(43)	(8,961)
Microchip Technology, Inc.	(10,557)	(759,259)
MINDBODY, Inc. (1)	(391)	(14,232)
Nutanix, Inc. - Class A (1)	(597)	(24,829)
OSI Systems, Inc. (1)	(1,206)	(88,400)
Palo Alto Networks, Inc. (1)	(2,276)	(428,685)
PAR Technology Corp. (1)	(279)	(6,068)
Park City Group, Inc. (1)	(321)	(1,916)
Park Electrochemical Corp.	(1,957)	(35,363)
PDF Solutions, Inc. (1)	(676)	(5,699)
Pluralsight, Inc. (1)	(1,482)	(34,901)
PROS Holdings, Inc. (1)	(417)	(13,094)
Q2 Holdings, Inc. (1)	(1,900)	(94,145)
Qorvo, Inc. (1)	(263)	(15,972)
RealPage, Inc. (1)	(121)	(5,831)
Ribbon Communications, Inc. (1)	(1,078)	(5,196)
Rogers Corp. (1)	(409)	(40,516)
ServiceSource International, Inc. (1)	(1,846)	(1,994)
Silicon Laboratories, Inc. (1)	(1,830)	(144,222)
Square, Inc. (1)	(1,403)	(78,694)
Switch, Inc.	(4,342)	(30,394)
Telenav, Inc. (1)	(339)	(1,376)
Teradata Corp. (1)	(2,209)	(84,737)
Tucows, Inc. (1)	(404)	(24,264)
Universal Display Corp.	(130)	(12,164)
ViaSat, Inc. (1)	(3,918)	(230,966)
Workday, Inc. (1)	(987)	(157,604)
Worldpay, Inc. (1)	(1,215)	(92,862)
Zscaler, Inc. (1)	(253)	(9,920)
		(4,657,482)

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 59

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Materials — (1.5%)
Advanced Emissions Solutions, Inc.	(1,125)	(11,869)
AK Steel Holding Corp. (1)	(4,256)	(9,576)
Albemarle Corp.	(3,091)	(238,223)
Allegheny Technologies, Inc. (1)	(5,401)	(117,580)
American Vanguard Corp.	(649)	(9,858)
Ardagh Group SA	(344)	(3,812)
Bemis Co., Inc.	(65)	(2,984)
Century Aluminum Co. (1)	(1,768)	(12,924)
Clearwater Paper Corp. (1)	(40)	(975)
Coeur Mining, Inc. (1)	(1,371)	(6,128)
Compass Minerals International, Inc.	(234)	(9,755)
Crown Holdings, Inc. (1)	(9,069)	(376,998)
Ferro Corp. (1)	(221)	(3,465)
Ferroglobe PLC Contingent Value Rights (1)(7)	(2,326)	—
FMC Corp.	(3,325)	(245,917)
GCP Applied Technologies, Inc. (1)	(2,441)	(59,927)
Graphic Packaging Holding Co.	(23,169)	(246,518)
Havilah Mining Corp. (1)	(157)	(33)
Haynes International, Inc.	(873)	(23,047)
HB Fuller Co.	(1,516)	(64,688)
Hecla Mining Co.	(10,206)	(24,086)
International Flavors & Fragrances, Inc.	(3,822)	(513,180)
Intrepid Potash, Inc. (1)	(980)	(2,548)
Myers Industries, Inc.	(2,305)	(34,829)
Neenah, Inc. (1)	(746)	(43,954)
Owens-Illinois, Inc.	(1,200)	(20,688)
PH Glatfelter Co.	(2,901)	(28,314)
Platform Specialty Products Corp. (1)	(4,058)	(41,919)
Ramaco Resources, Inc. (1)	(672)	(3,326)
Royal Gold, Inc.	(604)	(51,733)
Ryerson Holding Corp. (1)	(160)	(1,014)
Schweitzer-Mauduit International, Inc.	(2,533)	(63,452)
Scotts Miracle-Gro Co./The	(814)	(50,028)
Sealed Air Corp.	(4,106)	(143,053)
Sensient Technologies Corp.	(3,470)	(193,800)
Southern Copper Corp.	(169)	(5,200)
Summit Materials, Inc. (1)	(2,331)	(28,904)
Synalloy Corp.	(135)	(2,240)
Tahoe Resources, Inc. (1)	(1,356)	(4,949)
TimkenSteel Corp. (1)	(3,520)	(30,765)
Tronox, Ltd.	(1,548)	(12,043)
Universal Stainless & Alloy Products, Inc. (1)	(96)	(1,556)
Valhi, Inc.	(822)	(1,586)
		(2,747,444)

Real Estate Investment Trust — (0.9%)
Acadia Realty Trust	(1,301)	(30,912)
Alexander & Baldwin, Inc. (1)	(3,326)	(61,132)
Alexandria Real Estate Equities, Inc.	(18)	(2,074)
Braemar Hotels & Resorts, Inc.	(695)	(6,206)
Brandywine Realty Trust	(4,794)	(61,699)
City Office REIT, Inc.	(3,724)	(38,171)
CorEnergy Infrastructure Trust, Inc.	(1,215)	(40,192)
Crown Castle International Corp.	(4,666)	(506,868)
Easterly Government Properties, Inc.	(3,512)	(55,068)
Equity Commonwealth	(8,424)	(252,804)
First Industrial Realty Trust, Inc.	(2,921)	(84,300)
Healthcare Trust of America, Inc. - Class A	(1,618)	(40,952)
JBG SMITH Properties	(3,305)	(115,047)
Medical Properties Trust, Inc.	(3,313)	(53,273)
NorthStar Realty Europe Corp.	(249)	(3,620)
One Liberty Properties, Inc.	(600)	(14,532)
Rexford Industrial Realty, Inc.	(1,338)	(39,431)
RMR Group, Inc./The	(174)	(9,236)
Sabra Health Care REIT, Inc.	(13,554)	(223,370)
STAG Industrial, Inc.	(1,546)	(38,464)
Uniti Group, Inc.	(302)	(4,702)
VICI Properties, Inc.	(933)	(17,522)
		(1,699,575)

Utilities — (5.7%)
Alliant Energy Corp.	(589)	(24,885)
Aqua America, Inc.	(102)	(3,487)
Avangrid, Inc.	(16,948)	(848,925)
Clearway Energy, Inc.	(59)	(1,018)
Consolidated Edison, Inc.	(9,866)	(754,354)
Dominion Energy, Inc. (1)	(12,642)	(903,397)
Edison International	(13,452)	(763,670)
El Paso Electric Co.	(250)	(12,533)
Entergy Corp.	(9,707)	(835,481)
FirstEnergy Corp.	(23,993)	(900,937)
Hawaiian Electric Industries, Inc.	(22,054)	(807,617)
NiSource, Inc.	(33,746)	(855,461)
Northwest Natural Holding Co.	(5,208)	(314,876)
Ormat Technologies, Inc.	(978)	(51,149)
Pattern Energy Group, Inc.	(2,596)	(48,338)
PG&E Corp. (1)	(1,983)	(47,096)
PNM Resources, Inc.	(3,698)	(151,951)
PPL Corp.	(30,337)	(859,447)
RGC Resources, Inc.	(239)	(7,160)
Sempra Energy	(7,811)	(845,072)
South Jersey Industries, Inc.	(13,508)	(375,522)

The accompanying notes are an integral part of these financial statements.

Page 60	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Southern Co./The	(18,440)	(809,885)
Spire, Inc.	(178)	(13,186)
TerraForm Power, Inc.	(11,741)	(131,734)
York Water Co./The	(40)	(1,282)
		(10,368,463)

Total Securities Sold Short (Proceeds Received $67,941,343)		(60,259,673)

Trustee Deferred Compensation (6)
Meeder Balanced Fund	345	3,823
Meeder Dynamic Allocation Fund	797	7,803
Meeder Muirfield Fund	699	5,005
Meeder Conservative Allocation Fund	105	2,224
Total Trustee Deferred Compensation (Cost $20,382)		18,855

Spectrum Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	20	3/15/2019	1,716,000	(24,659)
Mini MSCI Emerging Markets Index Futures	10	3/15/2019	483,400	(1,712)
Russell 2000 Mini Index Futures	(87)	3/15/2019	(5,868,150)	114,387
Standard & Poors 500 Mini Futures	(442)	3/15/2019	(55,364,920)	589,805
E-mini Standard & Poors MidCap 400 Futures	(89)	3/15/2019	(14,793,580)	202,464
Total Futures Contracts	(588)		(73,827,250)	880,285

(1)	Represents non-income producing securities.
(2)	All or a portion of the security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2018 was $43,453,149.
(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(6)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 61

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 36.3%
Communication Services — 3.3%
Alphabet, Inc. - Class A (1)	8	8,360
Alphabet, Inc. - Class C (1)	407	421,493
AMC Entertainment Holdings, Inc.	423	5,194
AMC Networks, Inc. (1)	185	10,153
AT&T, Inc.	5,976	170,555
ATN International, Inc.	24	1,717
Beasley Broadcast Group, Inc.	5	19
Cable One, Inc.	35	28,704
Cincinnati Bell, Inc. (1)	198	1,540
Cinemark Holdings, Inc.	287	10,275
Comcast Corp. - Class A	2,867	97,621
Discovery, Inc. (1)	696	16,064
EW Scripps Co./The	57	897
Facebook, Inc. (1)	1,485	194,669
Frontier Communications Corp.	692	1,647
Gray Television, Inc. (1)	346	5,100
Intelsat SA (1)	88	1,882
Interpublic Group of Cos., Inc./The	192	3,961
Liberty TripAdvisor Holdings, Inc. (1)	57	906
Marcus Corp./The	228	9,006
MDC Partners, Inc. (1)	426	1,112
National CineMedia, Inc.	136	881
Nexstar Media Group, Inc.	170	13,369
NII Holdings, Inc. (1)	102	450
Ooma, Inc. (1)	10	139
Rosetta Stone, Inc. (1)	108	1,771
Scholastic Corp.	12	483
Shenandoah Telecommunications Co.	17	752
Spok Holdings, Inc.	431	5,715
Telephone & Data Systems, Inc.	499	16,237
T-Mobile US, Inc. (1)	2,706	172,129
Tribune Publishing Co. (1)	177	2,007
Twenty-First Century Fox, Inc. - Class A	1,109	53,365
United States Cellular Corp. (1)	42	2,183
Verizon Communications, Inc.	5,874	330,236
Viacom, Inc.	1,780	45,746
Vonage Holdings Corp. (1)	231	2,017
Walt Disney Co./The	2,539	278,401
WideOpenWest, Inc. (1)	91	649
		1,917,405

Consumer Discretionary — 3.0%
Aaron's, Inc.	31	1,304
Amazon.com, Inc. (1)	354	531,697
Ascena Retail Group, Inc. (1)	281	705
Ascent Capital Group, Inc. (1)	392	153
Bassett Furniture Industries, Inc.	254	5,090
Bed Bath & Beyond, Inc.	292	3,305
Best Buy Co., Inc.	1,188	62,916
BJ's Restaurants, Inc.	22	1,113
Bloomin' Brands, Inc.	139	2,487
Bojangles', Inc. (1)	14	225
Brinker International, Inc.	98	4,310
Callaway Golf Co.	335	5,126
Capri Holdings, Ltd. (1)	556	21,084
Carrols Restaurant Group, Inc. (1)	46	453
Cato Corp./The	29	414
Cavco Industries, Inc. (1)	3	391
Chico's FAS, Inc.	230	1,293
Clarus Corp.	135	1,366
Crocs, Inc. (1)	27	701
Darden Restaurants, Inc.	233	23,267
Dave & Buster's Entertainment, Inc.	60	2,674
Deckers Outdoor Corp. (1)	65	8,317
Dick's Sporting Goods, Inc.	101	3,151
Dine Brands Global, Inc.	14	943
Domino's Pizza, Inc.	70	17,359
Dunkin' Brands Group, Inc.	50	3,206
El Pollo Loco Holdings, Inc. (1)	12	182
Ethan Allen Interiors, Inc.	268	4,714
Etsy, Inc. (1)	148	7,040
Express, Inc. (1)	420	2,146
Extended Stay America, Inc.	409	6,340
Five Below, Inc. (1)	6	614
Flexsteel Industries, Inc.	66	1,457
Foot Locker, Inc.	234	12,449
Ford Motor Co.	3,654	27,953
Fox Factory Holding Corp. (1)	87	5,122
Gentex Corp.	757	15,299
G-III Apparel Group, Ltd. (1)	49	1,367
H&R Block, Inc.	412	10,452
Habit Restaurants, Inc./The (1)	19	200
Helen of Troy, Ltd. (1)	38	4,985
Hooker Furniture Corp.	138	3,635
J Alexander's Holdings, Inc. (1)	280	2,304
Lands' End, Inc. (1)	10	142
La-Z-Boy, Inc.	150	4,157
Lear Corp.	98	12,040
Liberty Expedia Holdings, Inc. (1)	669	26,165
Lululemon Athletica, Inc. (1)	217	26,389
M/I Homes, Inc. (1)	296	6,222
Macy's, Inc.	68	2,025
Malibu Boats, Inc. (1)	32	1,114

The accompanying notes are an integral part of these financial statements.

Page 62	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MasterCraft Boat Holdings, Inc. (1)	86	1,608
MDC Holdings, Inc.	179	5,032
Norwegian Cruise Line Holdings, Ltd. (1)	43	1,823
NVR, Inc. (1)	8	19,496
Oxford Industries, Inc.	7	497
Penn National Gaming, Inc. (1)	166	3,126
RCI Hospitality Holdings, Inc.	53	1,183
Ross Stores, Inc.	826	68,723
RTW RetailWinds, Inc. (1)	66	187
Signet Jewelers, Ltd.	30	953
Starbucks Corp.	2,678	172,463
Stoneridge, Inc. (1)	138	3,402
Superior Industries International, Inc.	4	19
Target Corp.	2,660	175,799
Taylor Morrison Home Corp. (1)	158	2,512
Thor Industries, Inc.	74	3,848
TJX Cos., Inc./The	4,606	206,072
Tower International, Inc.	100	2,380
Town Sports International Holdings, Inc. (1)	37	237
Turtle Beach Corp. (1)	13	186
Vera Bradley, Inc. (1)	61	523
Wendy's Co./The	288	4,496
Wyndham Hotels & Resorts, Inc.	866	39,290
Yum! Brands, Inc.	1,483	136,317
ZAGG, Inc. (1)	28	274
		1,738,009

Consumer Staples — 1.7%
Church & Dwight Co., Inc.	16	1,052
Coca-Cola Co./The	234	11,080
Conagra Brands, Inc.	834	17,814
Costco Wholesale Corp.	484	98,596
Flowers Foods, Inc.	95	1,755
Hershey Co./The	70	7,503
Keurig Dr Pepper, Inc.	5,766	147,840
Kroger Co./The	1,617	44,468
Lamb Weston Holdings, Inc.	293	21,553
Molson Coors Brewing Co.	541	30,383
PepsiCo, Inc.	1,878	207,481
Procter & Gamble Co./The	1,256	115,452
Simply Good Foods Co./The (1)	35	662
SpartanNash Co.	23	395
Sprouts Farmers Market, Inc. (1)	391	9,192
Tyson Foods, Inc.	1,260	67,284
Walgreens Boots Alliance, Inc.	1,633	111,583
Walmart, Inc.	862	80,295
		974,388
Energy — 2.7%
Abraxas Petroleum Corp. (1)	313	341
Adams Resources & Energy, Inc.	25	968
Anadarko Petroleum Corp.	1,046	45,857
Arch Coal, Inc. - Class A	40	3,320
Archrock, Inc.	816	6,112
Cactus, Inc. (1)	194	5,318
Chesapeake Energy Corp. (1)	1,001	2,102
Chevron Corp.	988	107,485
ConocoPhillips	3,511	218,911
CONSOL Energy, Inc. (1)	51	1,617
Covia Holdings Corp. (1)	770	2,633
CVR Energy, Inc.	88	3,034
Denbury Resources, Inc. (1)	524	896
Earthstone Energy, Inc. (1)	137	619
EOG Resources, Inc.	382	33,314
Era Group, Inc. (1)	120	1,049
Evolution Petroleum Corp.	281	1,916
Exxon Mobil Corp.	3,674	250,530
Gulfport Energy Corp. (1)	370	2,424
Hallador Energy Co.	176	892
Helix Energy Solutions Group, Inc. (1)	175	947
Helmerich & Payne, Inc.	425	20,375
HollyFrontier Corp.	364	18,608
Keane Group, Inc. (1)	491	4,016
KLX Energy Services Holdings, Inc. (1)	14	328
Mammoth Energy Services, Inc.	79	1,420
Marathon Oil Corp.	2,803	40,195
Marathon Petroleum Corp.	3,237	191,015
Matrix Service Co. (1)	328	5,884
Northern Oil and Gas, Inc. (1)	131	296
Occidental Petroleum Corp.	3,171	194,636
Overseas Shipholding Group, Inc. (1)	123	204
Pacific Ethanol, Inc. (1)	350	301
PBF Energy, Inc.	405	13,231
Peabody Energy Corp.	329	10,028
Penn Virginia Corp. (1)	6	324
Phillips 66	2,199	189,444
Pioneer Energy Services Corp. (1)	90	111
Profire Energy, Inc. (1)	268	389
ProPetro Holding Corp. (1)	359	4,423
Renewable Energy Group, Inc. (1)	42	1,079
RigNet, Inc. (1)	7	88
SEACOR Holdings, Inc. (1)	10	370
SilverBow Resources, Inc. (1)	20	473
Southwestern Energy Co. (1)	989	3,372
Targa Resources Corp.	219	7,888

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 63

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Unit Corp. (1)	111	1,585
Valero Energy Corp.	2,458	184,276
W&T Offshore, Inc. (1)	474	1,953
Westmoreland Coal Co. (1)	539	7
WildHorse Resource Development Corp. (1)	191	2,695
World Fuel Services Corp.	249	5,331
		1,594,630

Financials — 4.7%
American Equity Investment Life Holding Co.	23	643
Arbor Realty Trust, Inc.	765	7,704
Arthur J Gallagher & Co.	214	15,772
Bancorp, Inc./The (1)	580	4,617
Bank of America Corp.	13,999	344,935
Bank of NT Butterfield & Son, Ltd./The	118	3,699
BankUnited, Inc.	58	1,737
BB&T Corp.	2,075	89,889
Berkshire Hathaway, Inc. - Class B (1)	2,177	444,500
Cherry Hill Mortgage Investment Corp.	99	1,736
CIT Group, Inc.	242	9,261
Citizens Financial Group, Inc.	779	23,160
Discover Financial Services	1,197	70,599
Essent Group, Ltd. (1)	306	10,459
FB Financial Corp.	49	1,716
Fidelity National Financial, Inc.	461	14,494
Fifth Third Bancorp	4,214	99,155
First BanCorp/Puerto Rico	255	2,193
FirstCash, Inc.	163	11,793
Genworth Financial, Inc. (1)	420	1,957
Goosehead Insurance, Inc. (1)	52	1,367
Health Insurance Innovations, Inc. - Class A (1)	82	2,192
Huntington Bancshares, Inc./OH	8,929	106,434
Independent Bank Corp./MI	44	925
Investment Technology Group, Inc.	27	816
JPMorgan Chase & Co.	2,063	201,390
KeyCorp	8,437	124,699
Ladder Capital Corp.	1,085	16,785
MB Financial, Inc.	1,062	42,087
MBT Financial Corp.	224	2,083
Medley Management, Inc.	40	154
MGIC Investment Corp. (1)	1,065	11,140
Moelis & Co.	283	9,730
Mr Cooper Group, Inc. (1)	243	2,836
National General Holdings Corp.	177	4,285
New Residential Investment Corp.	3,986	56,641
NewStar Financial Contingent Value Rights (1)(7)	34	0
NMI Holdings, Inc. - Class A (1)	196	3,499
Northrim BanCorp, Inc.	71	2,334
OFG Bancorp	18	296
Old Republic International Corp.	1,803	37,088
On Deck Capital, Inc. (1)	246	1,451
Oppenheimer Holdings, Inc.	402	10,271
PacWest Bancorp	1,076	35,809
PennyMac Financial Services, Inc.	367	7,802
Popular, Inc.	382	18,038
Progressive Corp./The	3,095	186,721
Protective Insurance Corp.	72	1,199
Pzena Investment Management, Inc.	458	3,962
Radian Group, Inc.	1,014	16,589
Ready Capital Corp.	68	940
Regions Financial Corp.	11,022	147,474
Reinsurance Group of America, Inc.	229	32,113
Safety Insurance Group, Inc.	139	11,372
Santander Consumer USA Holdings, Inc.	234	4,116
Siebert Financial Corp. (1)	2	29
Silvercrest Asset Management Group, Inc.	80	1,058
Stewart Information Services Corp.	427	17,678
SunTrust Banks, Inc.	3,127	157,726
Synchrony Financial	1,860	43,636
TCF Financial Corp.	1,915	37,323
United Security Bancshares/Fresno CA	230	2,203
Universal Insurance Holdings, Inc.	75	2,844
US Bancorp	109	4,981
Waddell & Reed Financial, Inc.	1	18
Walker & Dunlop, Inc.	141	6,098
Wells Fargo & Co.	4,866	224,225
Wins Finance Holdings, Inc. (1)	37	796
		2,763,272

Healthcare — 7.4%
Abbott Laboratories	947	68,497
AbbVie, Inc.	1,210	111,550
ABIOMED, Inc. (1)	88	28,604
ACADIA Pharmaceuticals, Inc. (1)	145	2,345
Acceleron Pharma, Inc. (1)	13	566
Achillion Pharmaceuticals, Inc. (1)	668	1,062
Acorda Therapeutics, Inc. (1)	221	3,443
Adverum Biotechnologies, Inc. (1)	55	173
Aeglea BioTherapeutics, Inc. (1)	125	936
Akebia Therapeutics, Inc. (1)	9	50
Aldeyra Therapeutics, Inc. (1)	247	2,050

The accompanying notes are an integral part of these financial statements.

Page 64	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Alexion Pharmaceuticals, Inc. (1)	677	65,913
Allergan PLC	707	94,498
AMAG Pharmaceuticals, Inc. (1)	208	3,160
Amedisys, Inc. (1)	25	2,928
Amgen, Inc.	1,164	226,596
Amphastar Pharmaceuticals, Inc. (1)	144	2,866
Ampio Pharmaceuticals, Inc. (1)	157	62
Apellis Pharmaceuticals, Inc. (1)	17	224
Aquestive Therapeutics, Inc. (1)	66	416
Aratana Therapeutics, Inc. (1)	31	190
Arbutus Biopharma Corp. (1)	62	237
Arena Pharmaceuticals, Inc. (1)	148	5,765
ArQule, Inc. (1)	490	1,357
Array BioPharma, Inc. (1)	139	1,981
Arrowhead Pharmaceuticals, Inc. (1)	202	2,509
Assertio Therapeutics, Inc. (1)	293	1,058
Atara Biotherapeutics, Inc. (1)	77	2,675
AVEO Pharmaceuticals, Inc. (1)	112	179
Avid Bioservices, Inc. (1)	315	1,292
Baxter International, Inc.	1,825	120,122
BioCryst Pharmaceuticals, Inc. (1)	83	670
Biogen, Inc. (1)	687	206,732
BioSpecifics Technologies Corp. (1)	132	7,999
BioTelemetry, Inc. (1)	27	1,612
Bristol-Myers Squibb Co.	194	10,084
Bruker Corp.	587	17,475
Calithera Biosciences, Inc. (1)	283	1,135
Cardinal Health, Inc.	614	27,384
CareDx, Inc. (1)	149	3,746
CASI Pharmaceuticals, Inc. (1)	297	1,194
Catalent, Inc. (1)	703	21,920
Catalyst Pharmaceuticals, Inc. (1)	832	1,597
Celcuity, Inc. (1)	1	24
Cellular Biomedicine Group, Inc. (1)	90	1,589
Cerner Corp. (1)	1,422	74,570
Charles River Laboratories International, Inc. (1)	60	6,791
Chemed Corp.	58	16,430
ChemoCentryx, Inc. (1)	40	436
Chimerix, Inc. (1)	176	452
Codexis, Inc. (1)	34	568
Collegium Pharmaceutical, Inc. (1)	127	2,181
CONMED Corp.	115	7,383
Cooper Cos., Inc./The	5	1,273
Corium International Contingent Value Rights (1)(7)	22	—
CVS Health Corp.	172	11,269
DexCom, Inc. (1)	49	5,870
Dicerna Pharmaceuticals, Inc. (1)	111	1,187
Durect Corp. (1)	457	221
Eli Lilly & Co.	1,090	126,135
Emergent BioSolutions, Inc. (1)	266	15,768
Enanta Pharmaceuticals, Inc. (1)	48	3,400
Encompass Health Corp.	137	8,453
Endo International PLC (1)	426	3,110
Ensign Group, Inc./The	5	194
Evolus, Inc. (1)	32	381
Exact Sciences Corp. (1)	59	3,723
Exelixis, Inc. (1)	398	7,829
Fate Therapeutics, Inc. (1)	70	898
Fennec Pharmaceuticals, Inc. (1)	246	1,569
FONAR Corp. (1)	153	3,097
Fortress Biotech, Inc. (1)	476	409
G1 Therapeutics, Inc. (1)	89	1,704
Genomic Health, Inc. (1)	75	4,831
Gilead Sciences, Inc.	2,674	167,259
Globus Medical, Inc. (1)	288	12,465
Haemonetics Corp. (1)	25	2,501
Halozyme Therapeutics, Inc. (1)	23	336
Harvard Bioscience, Inc. (1)	151	480
HCA Healthcare, Inc.	1,455	181,075
Hill-Rom Holdings, Inc.	497	44,009
HMS Holdings Corp. (1)	23	647
Horizon Pharma Plc (1)	331	6,468
Humana, Inc.	637	182,488
ICU Medical, Inc. (1)	46	10,563
Innovate Biopharmaceuticals, Inc. (1)	47	109
Inovio Pharmaceuticals, Inc. (1)	265	1,060
Integer Holdings Corp. (1)	72	5,491
Intercept Pharmaceuticals, Inc. (1)	3	302
Intersect ENT, Inc. (1)	123	3,466
IntriCon Corp. (1)	10	264
Invitae Corp. (1)	390	4,313
Iovance Biotherapeutics, Inc. (1)	4	35
IQVIA Holdings, Inc. (1)	209	24,280
iRadimed Corp. (1)	5	122
Jazz Pharmaceuticals PLC (1)	44	5,454
Johnson & Johnson	2,351	303,397
Jounce Therapeutics, Inc. (1)	78	263
Kindred Biosciences, Inc. (1)	268	2,935
Lannett Co., Inc. (1)	9	45
Lantheus Holdings, Inc. (1)	3	47
LivaNova PLC (1)	22	2,012
Loxo Oncology, Inc. (1)	15	2,101

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 65

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Luminex Corp.	116	2,681
MacroGenics, Inc. (1)	275	3,493
Madrigal Pharmaceuticals, Inc. (1)	18	2,029
Mallinckrodt PLC (1)	220	3,476
Marinus Pharmaceuticals, Inc. (1)	352	1,010
Masimo Corp. (1)	193	20,722
MediciNova, Inc. (1)	114	931
Medtronic PLC	2,873	261,328
Merck & Co., Inc.	4,066	310,683
Meridian Bioscience, Inc.	91	1,580
Minerva Neurosciences, Inc. (1)	279	1,880
Mirati Therapeutics, Inc. (1)	61	2,588
Molecular Templates, Inc. (1)	158	638
Molina Healthcare, Inc. (1)	78	9,065
Momenta Pharmaceuticals, Inc. (1)	55	607
Mustang Bio, Inc. (1)	157	462
Mylan NV (1)	2,338	64,061
Myriad Genetics, Inc. (1)	63	1,831
Natera, Inc. (1)	103	1,438
NeoGenomics, Inc. (1)	33	416
Neurocrine Biosciences, Inc. (1)	127	9,069
NuVasive, Inc. (1)	38	1,883
Omnicell, Inc. (1)	30	1,837
OPKO Health, Inc. (1)	229	689
OraSure Technologies, Inc. (1)	5	58
Orthofix Medical, Inc. (1)	126	6,614
Owens & Minor, Inc.	47	298
Pacira Pharmaceuticals, Inc./DE (1)	126	5,421
PDL BioPharma, Inc. (1)	1,102	3,196
Perrigo Co. PLC	436	16,895
Pfizer, Inc.	7,984	348,502
Phibro Animal Health Corp.	112	3,602
Pieris Pharmaceuticals, Inc. (1)	286	761
PRA Health Sciences, Inc. (1)	73	6,713
Premier, Inc. - Class A (1)	335	12,512
Prestige Consumer Healthcare, Inc. (1)	68	2,100
Proteostasis Therapeutics, Inc. (1)	299	969
PTC Therapeutics, Inc. (1)	31	1,064
Quidel Corp. (1)	19	928
Ra Pharmaceuticals, Inc. (1)	133	2,421
Reata Pharmaceuticals, Inc. (1)	32	1,795
Recro Pharma, Inc. (1)	56	398
Regeneron Pharmaceuticals, Inc. (1)	497	185,630
REGENXBIO, Inc. (1)	64	2,685
Repligen Corp. (1)	104	5,485
Sarepta Therapeutics, Inc. (1)	43	4,693
SeaSpine Holdings Corp. (1)	36	657
Sienna Biopharmaceuticals, Inc. (1)	60	139
SIGA Technologies, Inc. (1)	564	4,456
Spring Bank Pharmaceuticals, Inc. (1)	39	405
STAAR Surgical Co. (1)	30	957
STERIS PLC	261	27,888
Supernus Pharmaceuticals, Inc. (1)	55	1,827
Surface Oncology, Inc. (1)	168	712
Syneos Health, Inc. (1)	183	7,201
Tandem Diabetes Care, Inc. (1)	102	3,873
Tenet Healthcare Corp. (1)	186	3,188
Tocagen, Inc. (1)	299	2,455
United Therapeutics Corp. (1)	198	21,562
UnitedHealth Group, Inc.	699	174,135
Universal Health Services, Inc.	187	21,797
Vanda Pharmaceuticals, Inc. (1)	218	5,696
Varian Medical Systems, Inc. (1)	132	14,957
Veeva Systems, Inc. (1)	10	893
Veracyte, Inc. (1)	150	1,887
Vericel Corp. (1)	134	2,332
Vertex Pharmaceuticals, Inc. (1)	1,181	195,704
Viking Therapeutics, Inc. (1)	183	1,400
Vital Therapies, Inc. (1)	224	42
West Pharmaceutical Services, Inc.	213	20,880
Xencor, Inc. (1)	89	3,218
Zafgen, Inc. (1)	245	1,213
Zoetis, Inc.	988	84,514
		4,251,709

Industrials — 2.6%
ACCO Brands Corp.	793	5,377
Albany International Corp.	44	2,747
Allison Transmission Holdings, Inc.	991	43,515
Ameresco, Inc. - Class A (1)	51	719
ArcBest Corp.	88	3,015
Armstrong World Industries, Inc.	235	13,679
Atkore International Group, Inc. (1)	242	4,801
Barrett Business Services, Inc.	30	1,718
Brady Corp.	194	8,431
Casella Waste Systems, Inc. (1)	82	2,336
CBIZ, Inc. (1)	21	414
Cintas Corp.	84	14,111
Comfort Systems USA, Inc.	107	4,674
Commercial Vehicle Group, Inc. (1)	307	1,750
Copart, Inc. (1)	352	16,819
Covenant Transportation Group, Inc. (1)	79	1,517
Crane Co.	343	24,758
CSX Corp.	3,206	199,189

The accompanying notes are an integral part of these financial statements.

Page 66	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Delta Air Lines, Inc.	1,346	67,165
DMC Global, Inc.	1	35
Eagle Bulk Shipping, Inc. (1)	640	2,950
EnerSys	200	15,522
Esterline Technologies Corp. (1)	15	1,822
Federal Signal Corp.	291	5,791
Foundation Building Materials, Inc. (1)	62	515
Global Brass & Copper Holdings, Inc.	276	6,941
Graco, Inc.	337	14,103
GrafTech International, Ltd.	122	1,396
Harsco Corp. (1)	256	5,084
HD Supply Holdings, Inc. (1)	318	11,931
Heidrick & Struggles International, Inc.	32	998
Hillenbrand, Inc.	401	15,210
Huntington Ingalls Industries, Inc.	112	21,315
Hurco Cos., Inc.	116	4,141
Huron Consulting Group, Inc. (1)	33	1,693
Hyster-Yale Materials Handling, Inc.	16	991
Infrastructure and Energy Alternatives, Inc. (1)	150	1,229
Ingersoll-Rand PLC	522	47,622
Kadant, Inc.	37	3,014
KBR, Inc.	435	6,603
Kelly Services, Inc. - Class A	62	1,270
Kennametal, Inc.	95	3,162
Kforce, Inc.	34	1,051
Kimball International, Inc. - Class B	292	4,143
Landstar System, Inc.	234	22,387
LB Foster Co. - Class A (1)	18	286
LSC Communications, Inc.	100	700
LSI Industries, Inc.	177	561
ManpowerGroup, Inc.	17	1,102
Masonite International Corp. (1)	218	9,773
Matson, Inc.	259	8,293
Miller Industries, Inc./TN	271	7,317
MSC Industrial Direct Co., Inc.	211	16,230
Navigant Consulting, Inc.	260	6,253
NCI Building Systems, Inc. (1)	647	4,691
Nexeo Solutions, Inc. (1)	306	2,629
Norfolk Southern Corp.	1,290	192,907
Old Dominion Freight Line, Inc.	40	4,940
Oshkosh Corp.	135	8,277
PACCAR, Inc.	1,408	80,453
Park-Ohio Holdings Corp.	70	2,148
Patrick Industries, Inc. (1)	76	2,250
Pitney Bowes, Inc.	7	41
Quad/Graphics, Inc.	173	2,131
Quanex Building Products Corp.	107	1,454
Quanta Services, Inc.	48	1,445
Radiant Logistics, Inc. (1)	191	812
Regal Beloit Corp.	5	350
RR Donnelley & Sons Co.	338	1,338
Spirit AeroSystems Holdings, Inc.	52	3,749
Steelcase, Inc. - Class A	443	6,570
Tetra Tech, Inc.	37	1,915
Timken Co./The	104	3,881
Toro Co./The	329	18,385
UniFirst Corp./MA	24	3,434
Union Pacific Corp.	1,760	243,285
United Continental Holdings, Inc. (1)	2,047	171,395
Universal Logistics Holdings, Inc.	68	1,230
US Xpress Enterprises, Inc. (1)	153	858
Vectrus, Inc. (1)	166	3,582
Vivint Solar, Inc. (1)	10	38
Wabash National Corp.	505	6,605
Waste Management, Inc.	913	81,248
Willis Lease Finance Corp. (1)	16	554
WW Grainger, Inc.	93	26,259
		1,547,023

Information Technology — 7.3%
ACI Worldwide, Inc. (1)	243	6,724
Adobe, Inc. (1)	719	162,667
Advanced Micro Devices, Inc. (1)	871	16,079
Agilysys, Inc. (1)	36	516
Amkor Technology, Inc. (1)	869	5,701
Apple, Inc.	4,144	653,675
ARRIS International PLC (1)	137	4,188
Arrow Electronics, Inc. (1)	213	14,686
Aspen Technology, Inc. (1)	113	9,286
Avaya Holdings Corp. (1)	285	4,150
Avnet, Inc.	954	34,439
Booz Allen Hamilton Holding Corp.	375	16,901
Bottomline Technologies DE, Inc. (1)	98	4,704
Cabot Microelectronics Corp.	149	14,207
CACI International, Inc. - Class A (1)	43	6,193
Cadence Design Systems, Inc. (1)	1,143	49,698
Calix, Inc. (1)	34	332
CDK Global, Inc.	36	1,724
CDW Corp./DE	151	12,239
Ciena Corp. (1)	590	20,007
Cirrus Logic, Inc. (1)	225	7,466
Cisco Systems, Inc.	7,486	324,368
Comtech Telecommunications Corp.	107	2,604

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 67

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Dell Technologies, Inc. - Class C (1)	1,519	74,234
Dolby Laboratories, Inc.	274	16,944
DXC Technology Co.	453	24,086
Electro Scientific Industries, Inc. (1)	27	809
ePlus, Inc. (1)	39	2,776
Euronet Worldwide, Inc. (1)	60	6,143
EVERTEC, Inc.	63	1,808
F5 Networks, Inc. (1)	524	84,904
Fabrinet (1)	153	7,850
Fortinet, Inc. (1)	600	42,258
Hackett Group, Inc./The	48	768
Hewlett Packard Enterprise Co.	3,088	40,792
HP, Inc.	7,311	149,583
Immersion Corp. (1)	178	1,595
Information Services Group, Inc. (1)	45	191
Insight Enterprises, Inc. (1)	255	10,391
Integrated Device Technology, Inc. (1)	108	5,230
Intel Corp.	4,076	191,287
InterDigital, Inc.	277	18,401
Intuit, Inc.	1,007	198,228
j2 Global, Inc.	129	8,950
Jabil, Inc.	490	12,147
Juniper Networks, Inc.	3,021	81,295
KEMET Corp.	43	754
KLA-Tencor Corp.	127	11,365
Lam Research Corp.	53	7,217
Leidos Holdings, Inc.	157	8,277
LivePerson, Inc. (1)	111	2,093
Majesco (1)	43	305
Mastercard, Inc.	1,249	235,624
Micron Technology, Inc. (1)	5,666	179,782
Microsoft Corp.	6,698	680,316
MicroStrategy, Inc. (1)	6	767
Mitek Systems, Inc. (1)	99	1,070
MKS Instruments, Inc.	118	7,624
MoneyGram International, Inc. (1)	882	1,764
Monotype Imaging Holdings, Inc.	43	667
Motorola Solutions, Inc.	13	1,496
Nanometrics, Inc. (1)	170	4,646
Napco Security Technologies, Inc. (1)	100	1,575
National Instruments Corp.	12	545
NetApp, Inc.	1,492	89,028
Novanta, Inc. (1)	22	1,386
Nuance Communications, Inc. (1)	1,399	18,509
NVE Corp.	9	788
Oracle Corp.	2,983	134,682
PC Connection, Inc.	142	4,222
Photronics, Inc. (1)	595	5,760
Progress Software Corp.	243	8,624
PTC, Inc. (1)	58	4,808
Quantenna Communications, Inc. (1)	349	5,008
SailPoint Technologies Holding, Inc. (1)	141	3,312
ScanSource, Inc. (1)	15	516
Semtech Corp. (1)	104	4,770
SendGrid, Inc. (1)	116	5,008
SMART Global Holdings, Inc. (1)	72	2,138
Symantec Corp.	1,198	22,636
Synopsys, Inc. (1)	736	62,001
Tableau Software, Inc. (1)	73	8,760
Tech Data Corp. (1)	152	12,435
Texas Instruments, Inc.	2,483	234,644
Trade Desk, Inc./The (1)	47	5,455
Ubiquiti Networks, Inc.	36	3,579
Unisys Corp. (1)	128	1,489
Verint Systems, Inc. (1)	396	16,755
Versum Materials, Inc.	9	249
Visa, Inc.	154	20,319
Vishay Precision Group, Inc. (1)	52	1,572
Workiva, Inc. (1)	54	1,938
Xilinx, Inc.	1,071	91,217
Zebra Technologies Corp. - Class A (1)	94	14,968
Zix Corp. (1)	253	1,450
		4,287,137

Materials — 0.8%
CF Industries Holdings, Inc.	405	17,622
Chemours Co./The	460	12,981
Eagle Materials, Inc.	467	28,501
FutureFuel Corp.	277	4,393
Greif, Inc. - Class A	235	8,721
Huntsman Corp.	177	3,414
International Paper Co.	1,581	63,809
Louisiana-Pacific Corp.	822	18,265
LyondellBasell Industries NV	2,114	175,800
Mosaic Co./The	485	14,167
Nucor Corp.	1,409	73,000
PPG Industries, Inc.	113	11,552
Reliance Steel & Aluminum Co.	96	6,832
Schnitzer Steel Industries, Inc.	16	345
Steel Dynamics, Inc.	673	20,217
Trinseo SA	223	10,209
Verso Corp. (1)	78	1,747
		471,575

The accompanying notes are an integral part of these financial statements.

Page 68	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Real Estate Investment Trust — 1.4%
American Assets Trust, Inc.	104	4,178
American Tower Corp.	226	35,751
Bluerock Residential Growth REIT, Inc.	235	2,120
CatchMark Timber Trust, Inc.	594	4,217
CoreCivic, Inc.	378	6,740
CubeSmart	357	10,242
Essex Property Trust, Inc.	669	164,045
Farmland Partners, Inc.	102	463
Front Yard Residential Corp.	248	2,165
Gaming and Leisure Properties, Inc.	215	6,947
GEO Group, Inc./The	333	6,560
Gladstone Commercial Corp.	274	4,910
Hospitality Properties Trust	984	23,498
Host Hotels & Resorts, Inc.	3,487	58,128
Lamar Advertising Co.	555	38,395
Maui Land & Pineapple Co., Inc. (1)	17	169
New Senior Investment Group, Inc.	296	1,220
Pebblebrook Hotel Trust	272	7,700
Pennsylvania Real Estate Investment Trust	371	2,204
Piedmont Office Realty Trust, Inc.	1,977	33,688
PotlatchDeltic Corp.	85	2,689
PS Business Parks, Inc.	163	21,353
RAIT Financial Trust (1)	222	124
Redfin Corp. (1)	164	2,362
Retail Properties of America, Inc.	214	2,322
Retail Value, Inc.	267	6,833
Simon Property Group, Inc.	1,157	194,364
Tanger Factory Outlet Centers, Inc.	572	11,566
Trinity Place Holdings, Inc. (1)	331	1,437
UDR, Inc.	3,946	156,341
Urstadt Biddle Properties, Inc.	101	1,941
		814,672

Utilities — 1.4%
AES Corp./VA	3,711	53,661
Atlantic Power Corp. (1)	547	1,187
CenterPoint Energy, Inc.	5,121	144,566
DTE Energy Co.	18	1,985
Exelon Corp.	4,207	189,736
MDU Resources Group, Inc.	452	10,776
NextEra Energy, Inc.	1,287	223,707
NorthWestern Corp.	45	2,675
NRG Energy, Inc.	469	18,572
OGE Energy Corp.	618	24,219
Portland General Electric Co.	114	5,227
SJW Group	14	779
UGI Corp.	2,475	132,033
		809,123

Total Common Stocks (Cost $21,377,264)		21,168,943

Registered Investment Companies — 16.7%
American Beacon SiM High Yield Opportunities Fund - Class I	30,113	271,925
Baird Core Plus Bond Fund - Class I	28,457	307,909
Dodge & Cox Income Fund	28,447	377,207
DoubleLine Total Return Bond Fund - Class I	36,817	383,631
Frost Total Return Bond Fund - Class I	37,100	378,421
Guggenheim Total Return Bond Fund - Class I	14,345	381,432
iShares Core MSCI EAFE ETF (8)	57,608	3,168,440
iShares Core MSCI Emerging Markets ETF (2)(8)	15,422	727,147
iShares Core U.S. Aggregate Bond ETF (8)	6,514	693,676
Lord Abbett High Yield Fund - Class I	49,734	344,156
Payden Emerging Markets Bond Fund - Class I	25,988	324,589
PGIM Total Return Bond Fund - Class R6	15,214	211,930
PIMCO Investment Grade Credit Bond Fund - Class I	11,160	110,599
Pioneer Bond Fund - Class Y	41,217	382,081
Segall Bryant & Hamill Plus Bond Fund - Class I	22,599	231,185
TCW Emerging Markets Income Fund - Class I	84,033	644,530
Vanguard Intermediate-Term Corporate Bond ETF (8)	2,275	188,507
Vanguard Total Bond Market ETF (8)	7,906	626,234
Total Registered Investment Companies (Cost $9,702,466)		9,753,599

Money Market Registered Investment Companies — 43.8%
Morgan Stanley Government Institutional Fund, 2.32% (3)	2,019,370	2,019,370
Meeder Institutional Prime Money Market Fund, 2.43% (4)	23,575,166	23,572,809
Total Money Market Registered Investment Companies (Cost $25,591,368)		25,592,179

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 69

Schedule of Investments
December 31, 2018

Global Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 2.1%
First Merchants Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,221	249,221
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,212	249,212
Pacific Mercantile Bank Deposit Account, 2.20%, 1/2/2019 (5)	249,288	249,288
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,192	249,192
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (5)	249,193	249,193
Total Bank Obligations (Cost $1,246,106)		1,246,106

U.S. Government Obligations — 0.8%
U.S. Treasury Note, 2.25%, due 11/15/2025	275,000	268,931
U.S. Treasury Note, 1.88%, due 12/31/2019	103,000	102,251
U.S. Treasury Note, 2.13%, due 12/31/2022	93,000	91,689
Total U.S. Government Obligations (Cost $459,665)		462,871
Total Investments — 99.7% (Cost $58,376,869)		58,223,698
Other Assets less Liabilities — 0.3%		186,007
Total Net Assets — 100.0%		58,409,705

Trustee Deferred Compensation (6)
Meeder Balanced Fund	1,673	18,537
Meeder Dynamic Allocation Fund	4,212	41,235
Meeder Muirfield Fund	1,736	12,430
Meeder Conservative Allocation Fund	474	10,039
Total Trustee Deferred Compensation (Cost $82,548)		82,241

Global Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Russell 2000 Mini Index Futures	(15)	3/15/2019	(1,011,750)	23,780
Standard & Poors 500 Mini Futures	(91)	3/15/2019	(11,398,660)	134,460
E-mini Standard & Poors MidCap 400 Futures	(21)	3/15/2019	(3,490,620)	47,036
Total Futures Contracts	(127)		(15,901,030)	205,276

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Global Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 70	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — 44.8%
Communication Services — 4.2%
Alphabet, Inc. - Class A (1)	149	155,699
Alphabet, Inc. - Class C (1)	2,875	2,977,379
AMC Entertainment Holdings, Inc.	3,749	46,038
AMC Networks, Inc. (1)	1,455	79,850
AT&T, Inc.	42,792	1,221,284
ATN International, Inc.	86	6,152
Beasley Broadcast Group, Inc.	215	806
Cable One, Inc.	287	235,369
Cincinnati Bell, Inc. (1)	836	6,504
Cinemark Holdings, Inc.	1,630	58,354
Comcast Corp. - Class A	25,681	874,438
Discovery, Inc. (1)	5,500	126,940
EW Scripps Co./The	306	4,813
Facebook, Inc. (1)	10,841	1,421,147
Frontier Communications Corp.	5,029	11,969
Gannett Co., Inc.	143	1,220
Gray Television, Inc. (1)	2,877	42,407
Intelsat SA (1)	649	13,882
Interpublic Group of Cos., Inc./The	2,692	55,536
Liberty TripAdvisor Holdings, Inc. (1)	565	8,978
Marcus Corp./The	1,827	72,167
MDC Partners, Inc. (1)	2,822	7,365
National CineMedia, Inc.	853	5,527
Nexstar Media Group, Inc.	633	49,779
NII Holdings, Inc. (1)	1,195	5,270
Ooma, Inc. (1)	434	6,024
Rosetta Stone, Inc. (1)	467	7,659
Scholastic Corp.	282	11,353
Spok Holdings, Inc.	2,158	28,615
Sprint Corp. (1)	18,433	107,280
TechTarget, Inc. (1)	313	3,822
TEGNA, Inc.	6,838	74,329
Telephone & Data Systems, Inc.	3,257	105,983
T-Mobile US, Inc. (1)	19,960	1,269,656
Tribune Publishing Co. (1)	1,227	13,914
Twenty-First Century Fox, Inc. - Class A	9,574	460,701
United States Cellular Corp. (1)	753	39,133
Verizon Communications, Inc.	46,368	2,606,809
Viacom, Inc.	12,447	319,888
Vonage Holdings Corp. (1)	1,582	13,811
Walt Disney Co./The	18,123	1,987,187
WideOpenWest, Inc. (1)	1,460	10,410
		14,555,447

Consumer Discretionary — 3.5%
Aaron's, Inc.	1,032	43,396
Amazon.com, Inc. (1)	2,595	3,897,612
Ascena Retail Group, Inc. (1)	1,241	3,115
Bassett Furniture Industries, Inc.	1,542	30,902
Bed Bath & Beyond, Inc. (2)	5,404	61,173
Best Buy Co., Inc.	6,711	355,415
Bloomin' Brands, Inc.	1,733	31,003
Bojangles', Inc. (1)	107	1,721
Booking Holdings, Inc. (1)	390	671,744
Brinker International, Inc.	711	31,270
Burlington Stores, Inc. (1)	306	49,777
Callaway Golf Co.	2,462	37,669
Capri Holdings, Ltd. (1)	4,939	187,287
Cato Corp./The	44	628
Chico's FAS, Inc.	1,546	8,689
Clarus Corp.	1,265	12,802
Crocs, Inc. (1)	719	18,680
Darden Restaurants, Inc.	1,310	130,817
Dave & Buster's Entertainment, Inc.	434	19,339
Deckers Outdoor Corp. (1)	361	46,190
Dine Brands Global, Inc.	73	4,916
Domino's Pizza, Inc.	281	69,685
Dunkin' Brands Group, Inc.	260	16,671
Ethan Allen Interiors, Inc.	1,503	26,438
Etsy, Inc. (1)	733	34,869
Express, Inc. (1)	2,480	12,673
Extended Stay America, Inc.	5,299	82,135
Five Below, Inc. (1)	166	16,985
Foot Locker, Inc.	2,016	107,251
Ford Motor Co.	36,529	279,447
Fox Factory Holding Corp. (1)	261	15,365
Gentex Corp.	6,793	137,287
G-III Apparel Group, Ltd. (1)	97	2,705
H&R Block, Inc.	3,702	93,920
Helen of Troy, Ltd. (1)	98	12,856
Hooker Furniture Corp.	739	19,465
J Alexander's Holdings, Inc. (1)	1,453	11,958
Lands' End, Inc. (1)	143	2,032
La-Z-Boy, Inc.	930	25,770
Lear Corp.	2,027	249,037
Liberty Expedia Holdings, Inc. (1)	6,062	237,085
Lululemon Athletica, Inc. (1)	1,444	175,605
M/I Homes, Inc. (1)	2,409	50,637
Macy's, Inc.	663	19,744
Malibu Boats, Inc. (1)	106	3,689

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 71

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MasterCraft Boat Holdings, Inc. (1)	635	11,875
McDonald's Corp.	522	92,692
MDC Holdings, Inc.	1,547	43,486
NIKE, Inc. - Class B	7	519
Norwegian Cruise Line Holdings, Ltd. (1)	2,249	95,335
Nutrisystem, Inc.	163	7,152
NVR, Inc. (1)	69	168,152
Office Depot, Inc.	130	335
Oxford Industries, Inc.	96	6,820
Penn National Gaming, Inc. (1)	656	12,352
Qurate Retail, Inc. (1)	3,423	66,817
Rent-A-Center, Inc./TX (1)	154	2,493
Ross Stores, Inc.	73	6,074
RTW RetailWinds, Inc. (1)	1,226	3,470
Signet Jewelers, Ltd.	726	23,065
Starbucks Corp.	12,040	775,376
Stoneridge, Inc. (1)	253	6,236
Tailored Brands, Inc.	45	614
Target Corp.	7,118	470,429
Taylor Morrison Home Corp. (1)	2,610	41,499
Thor Industries, Inc.	1,035	53,820
TJX Cos., Inc./The	33,981	1,520,310
Tower International, Inc.	448	10,662
Town Sports International Holdings, Inc. (1)	142	909
Turtle Beach Corp. (1)	125	1,784
Ulta Beauty, Inc. (1)	190	46,520
Vera Bradley, Inc. (1)	807	6,916
Wendy's Co./The	4,341	67,763
Wyndham Hotels & Resorts, Inc.	7,048	319,768
Yum! Brands, Inc.	8,943	822,041
		12,032,738

Consumer Staples — 1.7%
Church & Dwight Co., Inc.	1,731	113,831
Coca-Cola Co./The	1,637	77,512
Conagra Brands, Inc.	7,065	150,908
Costco Wholesale Corp.	1,831	372,993
Hershey Co./The	995	106,644
Kellogg Co.	349	19,896
Keurig Dr Pepper, Inc.	24,377	625,026
Kroger Co./The	11,039	303,573
Lamb Weston Holdings, Inc.	2,074	152,563
Molson Coors Brewing Co.	4,564	256,314
PepsiCo, Inc.	12,957	1,431,489
Procter & Gamble Co./The	11,000	1,011,120
Simply Good Foods Co./The (1)	690	13,041
SpartanNash Co.	207	3,556
Sprouts Farmers Market, Inc. (1)	1,931	45,398
Tyson Foods, Inc.	3,781	201,905
Walgreens Boots Alliance, Inc.	4,878	333,314
Walmart, Inc.	6,455	601,283
		5,820,366

Energy — 2.8%
Adams Resources & Energy, Inc.	116	4,490
Anadarko Petroleum Corp.	2,825	123,848
Arch Coal, Inc. - Class A	380	31,536
Archrock, Inc.	4,877	36,529
Cactus, Inc. (1)	1,808	49,557
Chesapeake Energy Corp. (1)	8,323	17,478
Chevron Corp.	6,871	747,496
ConocoPhillips	25,475	1,588,366
CONSOL Energy, Inc. (1)	248	7,864
Covia Holdings Corp. (1)	6,437	22,015
CVR Energy, Inc.	700	24,136
Delek US Holdings, Inc.	1,043	33,908
Denbury Resources, Inc. (1)	2,487	4,253
Earthstone Energy, Inc. (1)	1,278	5,777
EOG Resources, Inc.	358	31,221
Era Group, Inc. (1)	403	3,522
Evolution Petroleum Corp.	2,249	15,338
Exxon Mobil Corp.	25,168	1,716,206
Gulfport Energy Corp. (1)	3,014	19,742
Hallador Energy Co.	2,195	11,129
Helix Energy Solutions Group, Inc. (1)	573	3,100
Helmerich & Payne, Inc.	2,284	109,495
HollyFrontier Corp.	3,027	154,740
Keane Group, Inc. (1)	4,145	33,906
KLX Energy Services Holdings, Inc. (1)	244	5,722
Mammoth Energy Services, Inc.	579	10,410
Marathon Oil Corp.	20,086	288,033
Marathon Petroleum Corp.	13,449	793,625
Matrix Service Co. (1)	2,409	43,217
Northern Oil and Gas, Inc. (1)	966	2,183
Occidental Petroleum Corp.	19,699	1,209,125
Overseas Shipholding Group, Inc. (1)	1,368	2,271
PBF Energy, Inc.	2,987	97,585
Peabody Energy Corp.	2,306	70,287
Penn Virginia Corp. (1)	206	11,136
Phillips 66	14,986	1,291,044
Profire Energy, Inc. (1)	2,322	3,367
ProPetro Holding Corp. (1)	2,565	31,601

The accompanying notes are an integral part of these financial statements.

Page 72	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Renewable Energy Group, Inc. (1)	222	5,705
SEACOR Holdings, Inc. (1)	60	2,220
SilverBow Resources, Inc. (1)	589	13,924
Southwestern Energy Co. (1)	7,241	24,692
Targa Resources Corp.	2,900	104,458
Unit Corp. (1)	545	7,783
Valero Energy Corp.	10,558	791,533
W&T Offshore, Inc. (1)	2,711	11,169
WildHorse Resource Development Corp. (1)	1,096	15,465
World Fuel Services Corp.	1,665	35,648
		9,667,855

Financials — 5.6%
American Equity Investment Life Holding Co.	514	14,361
Arbor Realty Trust, Inc.	7,433	74,850
Arthur J Gallagher & Co.	1,834	135,166
Bancorp, Inc./The (1)	4,926	39,211
Bank of America Corp.	103,121	2,540,901
Bank of NT Butterfield & Son, Ltd./The	1,114	34,924
BB&T Corp.	9,759	422,760
Berkshire Hathaway, Inc. - Class B (1)	16,106	3,288,523
Cherry Hill Mortgage Investment Corp.	712	12,488
CIT Group, Inc.	1,463	55,989
Discover Financial Services	6,949	409,852
Essent Group, Ltd. (1)	2,189	74,820
FB Financial Corp.	133	4,658
Fidelity National Financial, Inc.	4,908	154,308
Fifth Third Bancorp	27,014	635,639
First BanCorp/Puerto Rico	2,259	19,427
FirstCash, Inc.	1,218	88,122
Genworth Financial, Inc. (1)	3,089	14,395
Goosehead Insurance, Inc. (1)	409	10,753
Health Insurance Innovations, Inc. - Class A (1)	504	13,472
Huntington Bancshares, Inc./OH	72,396	862,960
Independence Holding Co.	52	1,830
Independent Bank Corp./MI	268	5,633
Investment Technology Group, Inc.	201	6,078
JPMorgan Chase & Co.	16,140	1,575,587
KeyCorp	57,791	854,151
Ladder Capital Corp.	10,032	155,195
Loews Corp.	1,469	66,869
Marlin Business Services Corp.	267	5,962
MB Financial, Inc.	9,804	388,533
MBT Financial Corp.	1,766	16,424
Medley Management, Inc.	402	1,552
MGIC Investment Corp. (1)	5,006	52,363
Moelis & Co.	1,962	67,454
Mr Cooper Group, Inc. (1)	2,126	24,810
National General Holdings Corp.	825	19,973
New Residential Investment Corp.	32,916	467,736
NMI Holdings, Inc. - Class A (1)	1,054	18,814
Northrim BanCorp, Inc.	450	14,792
OFG Bancorp	662	10,897
Old Republic International Corp.	10,251	210,863
On Deck Capital, Inc. (1)	1,719	10,142
Oppenheimer Holdings, Inc.	3,195	81,632
PacWest Bancorp	11,043	367,511
Parke Bancorp, Inc.	136	2,545
PennyMac Financial Services, Inc.	3,203	68,096
Popular, Inc.	2,866	135,333
Progressive Corp./The	19,329	1,166,119
Pzena Investment Management, Inc.	3,513	30,387
Radian Group, Inc.	8,520	139,387
Ready Capital Corp.	623	8,616
Regions Financial Corp.	65,732	879,494
Reinsurance Group of America, Inc.	1,737	243,580
Safety Insurance Group, Inc.	455	37,224
Silvercrest Asset Management Group, Inc.	296	3,916
Stewart Information Services Corp.	4,260	176,364
SunTrust Banks, Inc.	25,887	1,305,740
TCF Financial Corp.	16,098	313,750
Universal Insurance Holdings, Inc.	687	26,051
US Bancorp	1,802	82,351
Waddell & Reed Financial, Inc.	308	5,569
Walker & Dunlop, Inc.	1,585	68,551
Wells Fargo & Co.	35,260	1,624,781
		19,650,234

Healthcare — 9.0%
Abbott Laboratories	7,500	542,475
AbbVie, Inc.	7,116	656,024
ABIOMED, Inc. (1)	625	203,150
ACADIA Pharmaceuticals, Inc. (1)	208	3,363
Achillion Pharmaceuticals, Inc. (1)	4,383	6,969
Acorda Therapeutics, Inc. (1)	2,484	38,701
Aeglea BioTherapeutics, Inc. (1)	968	7,250
AgeX Therapeutics, Inc. (1)	32	96
Agilent Technologies, Inc.	1,625	109,623
Aldeyra Therapeutics, Inc. (1)	1,793	14,882
Alexion Pharmaceuticals, Inc. (1)	2,744	267,156

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 73

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Alkermes PLC (1)	308	9,089
Allergan PLC	4,761	636,355
AMAG Pharmaceuticals, Inc. (1)	1,396	21,205
Amedisys, Inc. (1)	49	5,738
AmerisourceBergen Corp.	2,701	200,954
Amgen, Inc.	7,652	1,489,615
Amphastar Pharmaceuticals, Inc. (1)	822	16,358
Ampio Pharmaceuticals, Inc. (1)	1,765	697
Aquestive Therapeutics, Inc. (1)	489	3,081
Arena Pharmaceuticals, Inc. (1)	1,142	44,481
ArQule, Inc. (1)	2,867	7,942
Arrowhead Pharmaceuticals, Inc. (1)	1,482	18,406
Assertio Therapeutics, Inc. (1)	978	3,531
Atara Biotherapeutics, Inc. (1)	793	27,549
Avid Bioservices, Inc. (1)	2,373	9,729
Baxter International, Inc.	20,886	1,374,717
BioCryst Pharmaceuticals, Inc. (1)	39	315
Biogen, Inc. (1)	3,992	1,201,273
BioSpecifics Technologies Corp. (1)	441	26,725
Bio-Techne Corp.	113	16,353
BioTelemetry, Inc. (1)	350	20,902
Bristol-Myers Squibb Co.	16,271	845,767
Bruker Corp.	2,843	84,636
Calithera Biosciences, Inc. (1)	761	3,052
Cardinal Health, Inc.	3,516	156,814
CareDx, Inc. (1)	1,142	28,710
CASI Pharmaceuticals, Inc. (1)	1,589	6,388
Catalent, Inc. (1)	6,137	191,352
Catalyst Pharmaceuticals, Inc. (1)	6,308	12,111
Celcuity, Inc. (1)	180	4,318
Celgene Corp. (1)	1,496	95,879
Cellular Biomedicine Group, Inc. (1)	708	12,503
Centene Corp. (1)	1,359	156,693
Cerner Corp. (1)	11,219	588,324
Charles River Laboratories International, Inc. (1)	21	2,377
Chemed Corp.	421	119,261
ChemoCentryx, Inc. (1)	741	8,084
Collegium Pharmaceutical, Inc. (1)	589	10,113
CONMED Corp.	749	48,086
Cooper Cos., Inc./The	353	89,839
Corium International Contingent Value Rights (1)(7)	164	0
CVS Health Corp.	3,768	246,879
DexCom, Inc. (1)	493	59,061
Dicerna Pharmaceuticals, Inc. (1)	34	363
Durect Corp. (1)	366	177
Eli Lilly & Co.	9,276	1,073,419
Emergent BioSolutions, Inc. (1)	1,963	116,367
Enanta Pharmaceuticals, Inc. (1)	366	25,924
Encompass Health Corp.	1,387	85,578
Endo International PLC (1)	3,440	25,112
Ensign Group, Inc./The	102	3,957
Evolus, Inc. (1)	220	2,618
Exact Sciences Corp. (1)	652	41,141
Exelixis, Inc. (1)	4,346	85,486
Fate Therapeutics, Inc. (1)	189	2,425
Fennec Pharmaceuticals, Inc. (1)	1,921	12,256
FONAR Corp. (1)	743	15,038
Fortress Biotech, Inc. (1)	6,503	5,593
G1 Therapeutics, Inc. (1)	986	18,882
Genomic Health, Inc. (1)	643	41,416
Gilead Sciences, Inc.	13,841	865,755
Globus Medical, Inc. (1)	1,934	83,704
Halozyme Therapeutics, Inc. (1)	240	3,511
Harvard Bioscience, Inc. (1)	1,607	5,110
HCA Healthcare, Inc.	8,829	1,098,769
Hill-Rom Holdings, Inc.	3,437	304,346
Horizon Pharma Plc (1)	1,590	31,069
Humana, Inc.	1,629	466,676
ICU Medical, Inc. (1)	267	61,311
IDEXX Laboratories, Inc. (1)	1,899	353,252
Incyte Corp. (1)	1,487	94,558
Innovate Biopharmaceuticals, Inc. (1)	369	852
Inovio Pharmaceuticals, Inc. (1)	2,628	10,512
Integer Holdings Corp. (1)	651	49,645
Intersect ENT, Inc. (1)	992	27,955
IntriCon Corp. (1)	67	1,767
Invitae Corp. (1)	2,989	33,058
IQVIA Holdings, Inc. (1)	1,307	151,834
Jazz Pharmaceuticals PLC (1)	474	58,757
Johnson & Johnson	18,144	2,341,483
Kindred Biosciences, Inc. (1)	1,823	19,962
Lannett Co., Inc. (1)(2)	59	293
Lantheus Holdings, Inc. (1)	308	4,820
LivaNova PLC (1)	310	28,356
Loxo Oncology, Inc. (1)	110	15,408
Luminex Corp.	1,082	25,005
MacroGenics, Inc. (1)	2,300	29,210
Madrigal Pharmaceuticals, Inc. (1)	115	12,963
Mallinckrodt PLC (1)	1,292	20,414
Marinus Pharmaceuticals, Inc. (1)	1,727	4,956

The accompanying notes are an integral part of these financial statements.

Page 74	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Masimo Corp. (1)	1,522	163,417
MediciNova, Inc. (1)	3	25
Medtronic PLC	21,192	1,927,624
Merck & Co., Inc.	30,082	2,298,566
Minerva Neurosciences, Inc. (1)	2,590	17,457
Mirati Therapeutics, Inc. (1)	446	18,919
Molina Healthcare, Inc. (1)	487	56,599
Momenta Pharmaceuticals, Inc. (1)	689	7,607
Mustang Bio, Inc. (1)	1,418	4,169
Mylan NV (1)	19,251	527,477
Myriad Genetics, Inc. (1)	106	3,081
Natera, Inc. (1)	1,223	17,073
NeoGenomics, Inc. (1)	50	631
Neurocrine Biosciences, Inc. (1)	1,253	89,477
Omnicell, Inc. (1)	90	5,512
OPKO Health, Inc. (1)	101	304
Orthofix Medical, Inc. (1)	1,528	80,205
Owens & Minor, Inc.	944	5,976
Pacira Pharmaceuticals, Inc./DE (1)	864	37,169
Palatin Technologies, Inc. (1)	1,699	1,204
PDL BioPharma, Inc. (1)	6,674	19,355
Perrigo Co. PLC	4,668	180,885
Pfizer, Inc.	56,246	2,455,138
Phibro Animal Health Corp.	1,283	41,261
Pieris Pharmaceuticals, Inc. (1)	534	1,420
PRA Health Sciences, Inc. (1)	1,905	175,184
Premier, Inc. - Class A (1)	3,883	145,030
Prestige Consumer Healthcare, Inc. (1)	628	19,393
Proteostasis Therapeutics, Inc. (1)	2,110	6,836
PTC Therapeutics, Inc. (1)	255	8,752
Ra Pharmaceuticals, Inc. (1)	1,032	18,782
Reata Pharmaceuticals, Inc. (1)	318	17,840
Regeneron Pharmaceuticals, Inc. (1)	1,937	723,470
REGENXBIO, Inc. (1)	563	23,618
Repligen Corp. (1)	1,000	52,740
Rhythm Pharmaceuticals, Inc. (1)	113	3,037
Sarepta Therapeutics, Inc. (1)	583	63,623
SIGA Technologies, Inc. (1)	5,145	40,646
Spring Bank Pharmaceuticals, Inc. (1)	500	5,195
STAAR Surgical Co. (1)	220	7,020
STERIS PLC	700	74,795
Supernus Pharmaceuticals, Inc. (1)	115	3,820
Surface Oncology, Inc. (1)	947	4,015
Syneos Health, Inc. (1)	1,115	43,875
Tandem Diabetes Care, Inc. (1)	803	30,490
Tenet Healthcare Corp. (1)	612	10,490
Thermo Fisher Scientific, Inc.	101	22,603
Tocagen, Inc. (1)	1,679	13,785
United Therapeutics Corp. (1)	1,663	181,101
UnitedHealth Group, Inc.	6,109	1,521,874
Universal Health Services, Inc.	287	33,453
Unum Therapeutics, Inc. (1)	8	35
Vanda Pharmaceuticals, Inc. (1)	1,773	46,328
Varian Medical Systems, Inc. (1)	1,137	128,833
Veeva Systems, Inc. (1)	1,513	135,141
Veracyte, Inc. (1)	1,302	16,379
Vericel Corp. (1)	1,262	21,959
Vertex Pharmaceuticals, Inc. (1)	6,845	1,134,285
Viking Therapeutics, Inc. (1)	1,595	12,202
Vital Therapies, Inc. (1)	1,434	267
WaVe Life Sciences, Ltd. (1)	35	1,471
West Pharmaceutical Services, Inc.	1,307	128,125
Xencor, Inc. (1)	643	23,251
Zafgen, Inc. (1)	1,394	6,900
Zimmer Biomet Holdings, Inc.	1,423	147,594
Zoetis, Inc.	9,729	832,219
		31,363,021

Industrials — 3.4%
ACCO Brands Corp.	4,950	33,561
Albany International Corp.	259	16,169
Allison Transmission Holdings, Inc.	6,978	306,404
Ameresco, Inc. - Class A (1)	274	3,863
ArcBest Corp.	262	8,976
Armstrong World Industries, Inc.	1,399	81,436
Atkore International Group, Inc. (1)	1,390	27,578
Boeing Co./The	430	138,675
Brady Corp.	1,273	55,325
Casella Waste Systems, Inc. (1)	660	18,803
Cintas Corp.	80	13,439
Comfort Systems USA, Inc.	1,339	58,488
Commercial Vehicle Group, Inc. (1)	2,554	14,558
Continental Building Products, Inc. (1)	22	560
Copart, Inc. (1)	2,248	107,409
Covenant Transportation Group, Inc. (1)	243	4,666
Crane Co.	1,898	136,998
CSX Corp.	23,121	1,436,508
Cummins, Inc.	858	114,663
Delta Air Lines, Inc.	10,836	540,716
Donaldson Co., Inc.	558	24,212
Ducommun, Inc. (1)	460	16,707
Eagle Bulk Shipping, Inc. (1)	2,825	13,023

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 75

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
EnerSys	1,644	127,591
Federal Signal Corp.	1,660	33,034
Foundation Building Materials, Inc. (1)	1,271	10,562
Global Brass & Copper Holdings, Inc.	1,991	50,074
Graco, Inc.	1,923	80,478
GrafTech International, Ltd.	134	1,533
Harsco Corp. (1)	2,474	49,134
Hawaiian Holdings, Inc.	92	2,430
HD Supply Holdings, Inc. (1)	2,026	76,016
Heidrick & Struggles International, Inc.	229	7,143
Hillenbrand, Inc.	3,142	119,176
HNI Corp.	185	6,555
Huntington Ingalls Industries, Inc.	1,441	274,237
Hurco Cos., Inc.	123	4,391
Infrastructure and Energy Alternatives, Inc. (1)	1,224	10,025
Ingersoll-Rand PLC	3,118	284,455
Insperity, Inc.	103	9,616
Kadant, Inc.	146	11,893
KBR, Inc.	1,822	27,658
Kelly Services, Inc. - Class A	571	11,694
Kennametal, Inc.	655	21,798
Kimball International, Inc. - Class B	160	2,270
Landstar System, Inc.	1,558	149,054
LB Foster Co. - Class A (1)	27	429
LSC Communications, Inc.	877	6,139
ManpowerGroup, Inc.	122	7,906
Masonite International Corp. (1)	2,046	91,722
Matson, Inc.	2,226	71,277
Miller Industries, Inc./TN	1,034	27,918
MSC Industrial Direct Co., Inc.	1,495	114,995
Navigant Consulting, Inc.	1,062	25,541
NCI Building Systems, Inc. (1)	5,038	36,526
Nexeo Solutions, Inc. (1)	877	7,533
Norfolk Southern Corp.	9,489	1,418,985
Old Dominion Freight Line, Inc.	356	43,962
Oshkosh Corp.	2,699	165,476
PACCAR, Inc.	14,255	814,531
Park-Ohio Holdings Corp.	220	6,752
Patrick Industries, Inc. (1)	737	21,823
Pitney Bowes, Inc.	2,327	13,753
Quad/Graphics, Inc.	1,708	21,043
Quanex Building Products Corp.	489	6,646
Quanta Services, Inc.	2,380	71,638
Radiant Logistics, Inc. (1)	1,425	6,056
RBC Bearings, Inc. (1)	129	16,912
Regal Beloit Corp.	35	2,452
Republic Services, Inc.	4,748	342,283
Rollins, Inc.	6,315	227,972
RR Donnelley & Sons Co.	2,469	9,777
Spirit AeroSystems Holdings, Inc.	765	55,149
Steelcase, Inc. - Class A	2,303	34,153
Teledyne Technologies, Inc. (1)	236	48,869
Timken Co./The	745	27,803
Toro Co./The	4,740	264,871
TriMas Corp. (1)	1,394	38,042
UniFirst Corp./MA	261	37,341
Union Pacific Corp.	12,893	1,782,199
United Continental Holdings, Inc. (1)	10,282	860,912
Universal Logistics Holdings, Inc.	331	5,988
US Xpress Enterprises, Inc. (1)	1,202	6,743
Vectrus, Inc. (1)	1,220	26,328
Wabash National Corp.	3,192	41,751
Waste Management, Inc.	6,155	547,733
WW Grainger, Inc.	216	60,990
		11,962,473

Information Technology — 10.0%
Accenture PLC	3,075	433,606
ACI Worldwide, Inc. (1)	1,301	35,999
Adobe, Inc. (1)	6,453	1,459,927
Advanced Micro Devices, Inc. (1)	9,704	179,136
Agilysys, Inc. (1)	483	6,926
Amkor Technology, Inc. (1)	7,137	46,819
ANSYS, Inc. (1)	83	11,864
Apple, Inc.	30,360	4,788,986
ARRIS International PLC (1)	1,011	30,906
Arrow Electronics, Inc. (1)	1,636	112,802
Aspen Technology, Inc. (1)	1,253	102,972
Autodesk, Inc. (1)	2,234	287,315
Avaya Holdings Corp. (1)	2,440	35,526
Avnet, Inc.	7,195	259,740
Booz Allen Hamilton Holding Corp.	2,255	101,633
Bottomline Technologies DE, Inc. (1)	1,491	71,568
Broadcom, Inc.	1,487	378,114
Cabot Microelectronics Corp.	1,192	113,657
CACI International, Inc. - Class A (1)	669	96,356
Cadence Design Systems, Inc. (1)	7,141	310,491
CDK Global, Inc.	588	28,153
CDW Corp./DE	3,009	243,879
Ciena Corp. (1)	3,016	102,273
Cirrus Logic, Inc. (1)	908	30,127

The accompanying notes are an integral part of these financial statements.

Page 76	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cisco Systems, Inc.	55,253	2,394,112
CommVault Systems, Inc. (1)	322	19,027
Comtech Telecommunications Corp.	1,281	31,180
Dell Technologies, Inc. - Class C (1)	9,336	456,250
Dolby Laboratories, Inc.	1,608	99,439
DXC Technology Co.	4,061	215,923
Electro Scientific Industries, Inc. (1)	186	5,573
Euronet Worldwide, Inc. (1)	917	93,882
EVERTEC, Inc.	1,457	41,816
F5 Networks, Inc. (1)	3,283	531,944
Fabrinet (1)	1,376	70,603
Fortinet, Inc. (1)	3,788	266,789
Hackett Group, Inc./The	4	64
Hewlett Packard Enterprise Co.	48,469	640,275
HP, Inc.	56,409	1,154,128
Immersion Corp. (1)	956	8,566
Insight Enterprises, Inc. (1)	1,795	73,146
Integrated Device Technology, Inc. (1)	795	38,502
Intel Corp.	34,175	1,603,833
InterDigital, Inc.	2,246	149,202
International Business Machines Corp.	6,669	758,065
Intuit, Inc.	7,434	1,463,383
j2 Global, Inc.	761	52,798
Jabil, Inc.	6,232	154,491
Juniper Networks, Inc.	19,881	534,998
KLA-Tencor Corp.	2,040	182,560
Lam Research Corp.	3,020	411,233
Leidos Holdings, Inc.	2,343	123,523
LivePerson, Inc. (1)	934	17,615
LiveRamp Holdings, Inc. (1)	24	927
Majesco (1)	67	475
Mastercard, Inc.	8,989	1,695,775
Micron Technology, Inc. (1)	29,881	948,124
Microsoft Corp.	49,510	5,028,629
MicroStrategy, Inc. (1)	83	10,603
Mitek Systems, Inc. (1)	416	4,497
MKS Instruments, Inc.	369	23,841
MoneyGram International, Inc. (1)	6,043	12,086
Motorola Solutions, Inc.	1,259	144,835
Nanometrics, Inc. (1)	1,233	33,698
Napco Security Technologies, Inc. (1)	481	7,576
National Instruments Corp.	28	1,271
NetApp, Inc.	6,558	391,316
Nuance Communications, Inc. (1)	9,732	128,754
NVE Corp.	30	2,626
Oracle Corp.	24,522	1,107,168
PC Connection, Inc.	858	25,508
Photronics, Inc. (1)	3,942	38,159
Progress Software Corp.	1,219	43,262
PTC, Inc. (1)	1,866	154,691
Quantenna Communications, Inc. (1)	2,563	36,779
SailPoint Technologies Holding, Inc. (1)	749	17,594
ScanSource, Inc. (1)	142	4,882
Semtech Corp. (1)	1,037	47,567
SendGrid, Inc. (1)	806	34,795
SMART Global Holdings, Inc. (1)	703	20,879
Symantec Corp.	10,605	200,381
Synopsys, Inc. (1)	5,230	440,575
Tableau Software, Inc. (1)	1,248	149,760
Tech Data Corp. (1)	1,096	89,664
Texas Instruments, Inc.	18,066	1,707,237
TiVo Corp.	40	376
Trade Desk, Inc./The (1)	532	61,744
Ubiquiti Networks, Inc.	383	38,074
Unisys Corp. (1)	709	8,246
Verint Systems, Inc. (1)	3,035	128,411
Visa, Inc.	2,922	385,529
Vishay Precision Group, Inc. (1)	217	6,560
Workiva, Inc. (1)	293	10,516
Xilinx, Inc.	7,132	607,432
Zebra Technologies Corp. - Class A (1)	634	100,952
Zix Corp. (1)	1,168	6,693
		34,770,162

Materials — 1.1%
CF Industries Holdings, Inc.	3,483	151,545
Chemours Co./The	4,201	118,552
Eagle Materials, Inc.	4,407	268,959
Ecolab, Inc.	1,117	164,590
FutureFuel Corp.	2,903	46,042
Greif, Inc. - Class A	1,796	66,650
Huntsman Corp.	1,212	23,379
International Paper Co.	8,682	350,406
Louisiana-Pacific Corp.	8,159	181,293
LyondellBasell Industries NV	15,627	1,299,541
Mosaic Co./The	4,668	136,352
Nucor Corp.	9,843	509,966
PPG Industries, Inc.	2,637	269,581
Reliance Steel & Aluminum Co.	1,529	108,819
Steel Dynamics, Inc.	5,978	179,579
Trinseo SA	2,262	103,554

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 77

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Verso Corp. (1)	281	6,294
		3,985,102

Real Estate Investment Trust — 1.7%
American Assets Trust, Inc.	2,904	116,654
American Tower Corp.	2,403	380,131
Bluerock Residential Growth REIT, Inc.	113	1,019
CatchMark Timber Trust, Inc.	4,813	34,172
CoreCivic, Inc.	2,950	52,599
CubeSmart	2,749	78,869
Essex Property Trust, Inc.	4,929	1,208,640
Front Yard Residential Corp.	752	6,565
Gaming and Leisure Properties, Inc.	1,568	50,662
GEO Group, Inc./The	3,416	67,295
Gladstone Commercial Corp.	105	1,882
Hospitality Properties Trust	6,820	162,862
Host Hotels & Resorts, Inc.	19,739	329,049
Lamar Advertising Co.	4,083	282,462
New Senior Investment Group, Inc.	4,400	18,128
Pennsylvania Real Estate Investment Trust	2,242	13,317
Piedmont Office Realty Trust, Inc.	11,763	200,442
PotlatchDeltic Corp.	872	27,590
PS Business Parks, Inc.	1,294	169,514
Redfin Corp. (1)	916	13,190
Retail Properties of America, Inc.	2,482	26,930
Retail Value, Inc.	2,110	53,995
SBA Communications Corp. (1)	114	18,455
Simon Property Group, Inc.	8,482	1,424,891
Tanger Factory Outlet Centers, Inc.	3,399	68,728
UDR, Inc.	29,718	1,177,427
Urstadt Biddle Properties, Inc.	1,241	23,852
		6,009,320
Utilities — 1.8%
AES Corp./VA	27,844	402,624
CenterPoint Energy, Inc.	43,436	1,226,198
Clearway Energy, Inc.	38	643
Exelon Corp.	31,030	1,399,453
MDU Resources Group, Inc.	3,134	74,715
NextEra Energy, Inc.	9,494	1,650,247
NorthWestern Corp.	685	40,716
NRG Energy, Inc.	5,633	223,067
OGE Energy Corp.	3,798	148,844
Portland General Electric Co.	630	28,886
UGI Corp.	22,076	1,177,742
		6,373,135

Total Common Stocks (Cost $157,456,304)		156,189,853

Registered Investment Companies — 28.4%
American Beacon SiM High Yield Opportunities Fund - Class I	521,424	4,708,459
Baird Core Plus Bond Fund - Class I	492,976	5,334,000
Dodge & Cox Income Fund	488,203	6,473,574
DoubleLine Total Return Bond Fund - Class I	626,925	6,532,556
Frost Total Return Bond Fund - Class I	633,758	6,464,333
Guggenheim Total Return Bond Fund - Class I	244,168	6,492,433
iShares Core U.S. Aggregate Bond ETF (8)	110,200	11,735,198
Lord Abbett High Yield Fund - Class I	834,037	5,771,536
Payden Emerging Markets Bond Fund - Class I	426,674	5,329,155
PGIM Total Return Bond Fund - Class R6	266,922	3,718,229
PIMCO Investment Grade Credit Bond Fund - Class I	177,626	1,760,271
Pioneer Bond Fund - Class Y	702,995	6,516,762
Segall Bryant & Hamill Plus Bond Fund - Class I	363,808	3,721,761
TCW Emerging Markets Income Fund - Class I	1,394,971	10,699,428
Vanguard Intermediate-Term Corporate Bond ETF (8)	37,075	3,072,035
Vanguard Total Bond Market ETF (8)	134,792	10,676,874
Total Registered Investment Companies (Cost $101,038,080)		99,006,604

Money Market Registered Investment Companies — 22.2%
Morgan Stanley Government Institutional Fund, 2.32% (3)	65,486	65,486
Meeder Institutional Prime Money Market Fund, 2.43% (4)	77,428,377	77,420,634
Total Money Market Registered Investment Companies (Cost $77,484,246)		77,486,120

The accompanying notes are an integral part of these financial statements.

Page 78	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Balanced Fund
Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.4%
First Merchants Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,221	249,221
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,212	249,212
Pacific Mercantile Bank Deposit Account, 2.20%, 1/2/2019 (5)	249,289	249,289
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,192	249,192
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (5)	249,192	249,192
Total Bank Obligations (Cost $1,246,106)		1,246,106

U.S. Government Obligations — 2.2%
U.S. Treasury Note, 2.25%, due 11/15/2025	4,550,000	4,449,580
U.S. Treasury Note, 1.88%, due 12/31/2019	1,684,000	1,671,765
U.S. Treasury Note, 2.13%, due 12/31/2022	1,637,000	1,613,916
Total U.S. Government Obligations (Cost $7,654,094)		7,735,261
Total Investments — 98.0% (Cost $344,878,830)		341,663,944
Other Assets less Liabilities — 2.0%		7,144,860
Total Net Assets — 100.0%		348,808,804

Trustee Deferred Compensation (6)
Meeder Balanced Fund	2,351	26,049
Meeder Dynamic Allocation Fund	5,842	57,193
Meeder Muirfield Fund	2,880	20,621
Meeder Conservative Allocation Fund	676	14,318
Total Trustee Deferred Compensation (Cost $120,263)		118,181

Balanced Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	25	3/15/2019	2,145,000	(31,569)
Mini MSCI Emerging Markets Index Futures	17	3/15/2019	821,780	(2,095)
Russell 2000 Mini Index Futures	(151)	3/15/2019	(10,184,950)	209,901
Standard & Poors 500 Mini Futures	(704)	3/15/2019	(88,183,040)	993,086
E-mini Standard & Poors MidCap 400 Futures	(143)	3/15/2019	(23,769,460)	351,535
Total Futures Contracts	(956)		(119,170,670)	1,520,858

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 79

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 29.1%
Communication Services — 2.6%
Alphabet, Inc. - Class A (1)	380	397,085
Alphabet, Inc. - Class C (1)	556	575,799
AMC Entertainment Holdings, Inc.	939	11,531
AMC Networks, Inc. (1)	392	21,513
AT&T, Inc.	13,269	378,697
ATN International, Inc.	47	3,362
Beasley Broadcast Group, Inc.	2	8
Cable One, Inc.	76	62,328
Cincinnati Bell, Inc. (1)	428	3,330
Cinemark Holdings, Inc.	721	25,812
Comcast Corp. - Class A	6,353	216,320
Discovery, Inc. (1)	1,538	35,497
EW Scripps Co./The	124	1,951
Facebook, Inc. (1)	3,285	430,631
Frontier Communications Corp.	1,532	3,646
Gray Television, Inc. (1)	758	11,173
Intelsat SA (1)	201	4,299
Interpublic Group of Cos., Inc./The	419	8,644
Liberty TripAdvisor Holdings, Inc. (1)	106	1,684
Marcus Corp./The	504	19,908
MDC Partners, Inc. (1)	941	2,456
National CineMedia, Inc.	299	1,938
Nexstar Media Group, Inc.	376	29,569
NII Holdings, Inc. (1)	225	992
Ooma, Inc. (1)	27	375
Rosetta Stone, Inc. (1)	241	3,952
Scholastic Corp.	31	1,248
Shenandoah Telecommunications Co.	20	885
Spok Holdings, Inc.	915	12,133
Telephone & Data Systems, Inc.	1,102	35,859
T-Mobile US, Inc. (1)	6,042	384,332
Tribune Publishing Co. (1)	380	4,309
Twenty-First Century Fox, Inc. - Class A	2,822	135,795
United States Cellular Corp. (1)	94	4,885
Verizon Communications, Inc.	12,973	729,342
Viacom, Inc.	3,940	101,258
Vonage Holdings Corp. (1)	507	4,426
Walt Disney Co./The	5,630	617,330
WideOpenWest, Inc. (1)	296	2,110
		4,286,412

Consumer Discretionary — 2.4%
Aaron's, Inc.	55	2,313
Amazon.com, Inc. (1)	788	1,183,552
Ascena Retail Group, Inc. (1)	614	1,541
Ascent Capital Group, Inc. (1)	897	350
Bassett Furniture Industries, Inc.	562	11,262
Bed Bath & Beyond, Inc.	674	7,630
Best Buy Co., Inc.	2,896	153,372
BJ's Restaurants, Inc.	50	2,529
Bloomin' Brands, Inc.	313	5,600
Bojangles', Inc. (1)	32	515
Brinker International, Inc.	222	9,764
Callaway Golf Co.	723	11,062
Capri Holdings, Ltd. (1)	1,263	47,893
Carrols Restaurant Group, Inc. (1)	89	876
Cato Corp./The	46	656
Cavco Industries, Inc. (1)	2	261
Chico's FAS, Inc.	458	2,574
Clarus Corp.	273	2,763
Crocs, Inc. (1)	63	1,637
Darden Restaurants, Inc.	542	54,124
Dave & Buster's Entertainment, Inc.	142	6,328
Deckers Outdoor Corp. (1)	144	18,425
Dick's Sporting Goods, Inc.	224	6,989
Dine Brands Global, Inc.	34	2,290
Domino's Pizza, Inc.	158	39,182
Dunkin' Brands Group, Inc.	136	8,720
El Pollo Loco Holdings, Inc. (1)	24	364
Ethan Allen Interiors, Inc.	592	10,413
Etsy, Inc. (1)	328	15,603
Express, Inc. (1)	918	4,691
Extended Stay America, Inc.	1,037	16,074
Five Below, Inc. (1)	9	921
Flexsteel Industries, Inc.	146	3,224
Foot Locker, Inc.	490	26,068
Ford Motor Co.	10,232	78,275
Fox Factory Holding Corp. (1)	193	11,362
Gentex Corp.	1,685	34,054
G-III Apparel Group, Ltd. (1)	112	3,124
H&R Block, Inc.	940	23,848
Habit Restaurants, Inc./The (1)	39	410
Helen of Troy, Ltd. (1)	76	9,970
Hooker Furniture Corp.	314	8,271
J Alexander's Holdings, Inc. (1)	612	5,037
Lands' End, Inc. (1)	31	441
La-Z-Boy, Inc.	302	8,368
Lear Corp.	236	28,995
Liberty Expedia Holdings, Inc. (1)	1,473	57,609
Lululemon Athletica, Inc. (1)	437	53,144
M/I Homes, Inc. (1)	661	13,894
Macy's, Inc.	101	3,008
Malibu Boats, Inc. (1)	65	2,262

The accompanying notes are an integral part of these financial statements.

Page 80	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MasterCraft Boat Holdings, Inc. (1)	191	3,572
MDC Holdings, Inc.	367	10,316
Norwegian Cruise Line Holdings, Ltd. (1)	109	4,621
NVR, Inc. (1)	19	46,303
Oxford Industries, Inc.	16	1,137
Penn National Gaming, Inc. (1)	337	6,346
RCI Hospitality Holdings, Inc.	118	2,635
Ross Stores, Inc.	1,910	158,912
RTW RetailWinds, Inc. (1)	125	354
Signet Jewelers, Ltd.	85	2,700
Starbucks Corp.	6,254	402,758
Stoneridge, Inc. (1)	308	7,592
Target Corp.	5,929	391,848
Taylor Morrison Home Corp. (1)	651	10,351
Thor Industries, Inc.	164	8,528
TJX Cos., Inc./The	10,284	460,106
Tower International, Inc.	210	4,998
Town Sports International Holdings, Inc. (1)	92	589
Turtle Beach Corp. (1)	26	371
Vera Bradley, Inc. (1)	146	1,251
Wendy's Co./The	597	9,319
Wyndham Hotels & Resorts, Inc.	1,957	88,789
Yum! Brands, Inc.	3,095	284,492
ZAGG, Inc. (1)	50	489
		3,910,015

Consumer Staples — 1.3%
Church & Dwight Co., Inc.	9	592
Coca-Cola Co./The	585	27,700
Conagra Brands, Inc.	1,967	42,015
Costco Wholesale Corp.	904	184,154
Flowers Foods, Inc.	208	3,842
Hershey Co./The	157	16,827
Keurig Dr Pepper, Inc.	12,809	328,423
Kroger Co./The	4,037	111,018
Lamb Weston Holdings, Inc.	638	46,931
Molson Coors Brewing Co.	1,236	69,414
PepsiCo, Inc.	4,112	454,294
Procter & Gamble Co./The	2,715	249,563
Simply Good Foods Co./The (1)	87	1,644
SpartanNash Co.	59	1,014
Sprouts Farmers Market, Inc. (1)	815	19,161
Tyson Foods, Inc.	2,469	131,845
Walgreens Boots Alliance, Inc.	4,021	274,755
Walmart, Inc.	1,900	176,985
		2,140,177

Energy — 2.2%
Abraxas Petroleum Corp. (1)	540	589
Adams Resources & Energy, Inc.	54	2,090
Anadarko Petroleum Corp.	2,470	108,285
Arch Coal, Inc. - Class A	85	7,054
Archrock, Inc.	1,800	13,482
Cactus, Inc. (1)	437	11,978
Chesapeake Energy Corp. (1)	2,237	4,698
Chevron Corp.	2,272	247,171
ConocoPhillips	7,838	488,699
CONSOL Energy, Inc. (1)	109	3,456
Covia Holdings Corp. (1)	1,712	5,855
CVR Energy, Inc.	184	6,344
Denbury Resources, Inc. (1)	1,249	2,136
Earthstone Energy, Inc. (1)	347	1,568
EOG Resources, Inc.	891	77,704
Era Group, Inc. (1)	245	2,141
Evolution Petroleum Corp.	585	3,990
Exxon Mobil Corp.	8,196	558,885
Gulfport Energy Corp. (1)	821	5,378
Hallador Energy Co.	365	1,851
Helix Energy Solutions Group, Inc. (1)	394	2,132
Helmerich & Payne, Inc.	934	44,776
HollyFrontier Corp.	928	47,439
Keane Group, Inc. (1)	1,111	9,088
KLX Energy Services Holdings, Inc. (1)	32	750
Mammoth Energy Services, Inc.	163	2,931
Marathon Oil Corp.	6,410	91,919
Marathon Petroleum Corp.	7,239	427,173
Matrix Service Co. (1)	717	12,863
Northern Oil and Gas, Inc. (1)	191	432
Occidental Petroleum Corp.	7,081	434,632
Overseas Shipholding Group, Inc. (1)	239	397
Pacific Ethanol, Inc. (1)	783	674
PBF Energy, Inc.	916	29,926
Peabody Energy Corp.	729	22,220
Penn Virginia Corp. (1)	16	865
Phillips 66	4,910	422,997
Pioneer Energy Services Corp. (1)	210	258
Profire Energy, Inc. (1)	543	787
ProPetro Holding Corp. (1)	805	9,918
Renewable Energy Group, Inc. (1)	94	2,416
RigNet, Inc. (1)	14	177
SEACOR Holdings, Inc. (1)	22	814
SilverBow Resources, Inc. (1)	37	875
Southwestern Energy Co. (1)	2,252	7,679
Targa Resources Corp.	314	11,310

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 81

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Unit Corp. (1)	270	3,856
Valero Energy Corp.	5,480	410,836
W&T Offshore, Inc. (1)	1,054	4,342
Westmoreland Coal Co. (1)	773	10
WildHorse Resource Development Corp. (1)	440	6,208
World Fuel Services Corp.	556	11,904
		3,575,958

Financials — 3.8%
American Equity Investment Life Holding Co.	58	1,621
Arbor Realty Trust, Inc.	2,216	22,315
Arthur J Gallagher & Co.	430	31,691
Bancorp, Inc./The (1)	1,331	10,595
Bank of America Corp.	31,207	768,940
Bank of NT Butterfield & Son, Ltd./The	308	9,656
BankUnited, Inc.	94	2,814
BB&T Corp.	5,743	248,787
Berkshire Hathaway, Inc. - Class B (1)	4,873	994,969
C&F Financial Corp.	65	3,459
Cherry Hill Mortgage Investment Corp.	312	5,472
CIT Group, Inc.	593	22,694
Citizens Financial Group, Inc.	1,591	47,300
Credit Acceptance Corp. (1)	4	1,527
Discover Financial Services	2,129	125,568
Essent Group, Ltd. (1)	676	23,106
FB Financial Corp.	113	3,957
Fidelity National Financial, Inc.	528	16,600
Fifth Third Bancorp	9,928	233,606
First BanCorp/Puerto Rico	449	3,861
FirstCash, Inc.	359	25,974
Genworth Financial, Inc. (1)	938	4,371
Goosehead Insurance, Inc. (1)	118	3,102
Health Insurance Innovations, Inc. - Class A (1)	187	4,999
Huntington Bancshares, Inc./OH	18,516	220,711
Independent Bank Corp./MI	110	2,312
Investment Technology Group, Inc.	61	1,845
JPMorgan Chase & Co.	4,761	464,769
KeyCorp	18,176	268,641
Ladder Capital Corp.	2,640	40,841
MB Financial, Inc.	2,445	96,895
MBT Financial Corp.	503	4,678
Medley Management, Inc.	75	290
MGIC Investment Corp. (1)	2,429	25,407
Moelis & Co.	625	21,488
Mr Cooper Group, Inc. (1)	541	6,313
National General Holdings Corp.	450	10,895
New Residential Investment Corp.	8,537	121,311
NewStar Financial Contingent Value Rights (1)(5)	31	—
NMI Holdings, Inc. - Class A (1)	446	7,961
Northrim BanCorp, Inc.	194	6,377
OFG Bancorp	24	395
Old Republic International Corp.	4,005	82,383
On Deck Capital, Inc. (1)	549	3,239
Oppenheimer Holdings, Inc.	908	23,199
PacWest Bancorp	2,321	77,243
Parke Bancorp, Inc.	66	1,235
PennyMac Financial Services, Inc.	837	17,795
Popular, Inc.	831	39,240
Premier Financial Bancorp, Inc.	16	239
Progressive Corp./The	6,911	416,941
Protective Insurance Corp.	126	2,098
Pzena Investment Management, Inc.	934	8,079
Radian Group, Inc.	2,345	38,364
Ready Capital Corp.	112	1,549
Regions Financial Corp.	24,565	328,680
Reinsurance Group of America, Inc.	579	81,193
Safety Insurance Group, Inc.	320	26,179
Santander Consumer USA Holdings, Inc.	472	8,302
Siebert Financial Corp. (1)	7	101
Silvercrest Asset Management Group, Inc.	106	1,402
Stewart Information Services Corp.	890	36,846
SunTrust Banks, Inc.	6,972	351,668
Synchrony Financial	4,097	96,116
TCF Financial Corp.	4,305	83,904
United Security Bancshares/Fresno CA	568	5,441
Universal Insurance Holdings, Inc.	165	6,257
US Bancorp	592	27,054
Waddell & Reed Financial, Inc.	8	145
Walker & Dunlop, Inc.	319	13,797
Wells Fargo & Co.	10,812	498,217
		6,195,019

Healthcare — 5.9%
Abbott Laboratories	2,150	155,510
AbbVie, Inc.	2,713	250,111
ABIOMED, Inc. (1)	178	57,857
ACADIA Pharmaceuticals, Inc. (1)	329	5,320
Acceleron Pharma, Inc. (1)	29	1,263
Achillion Pharmaceuticals, Inc. (1)	1,452	2,309
Acorda Therapeutics, Inc. (1)	488	7,603
Adverum Biotechnologies, Inc. (1)	67	211

The accompanying notes are an integral part of these financial statements.

Page 82	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Aeglea BioTherapeutics, Inc. (1)	287	2,150
Akebia Therapeutics, Inc. (1)	26	144
Aldeyra Therapeutics, Inc. (1)	546	4,532
Alexion Pharmaceuticals, Inc. (1)	1,485	144,580
Alkermes PLC (1)	3	89
Allergan PLC	1,615	215,861
AMAG Pharmaceuticals, Inc. (1)	468	7,109
Amedisys, Inc. (1)	58	6,792
Amgen, Inc.	2,598	505,753
Amphastar Pharmaceuticals, Inc. (1)	324	6,448
Ampio Pharmaceuticals, Inc. (1)	339	134
Apellis Pharmaceuticals, Inc. (1)	40	528
Aquestive Therapeutics, Inc. (1)	150	945
Aratana Therapeutics, Inc. (1)	62	380
Arbutus Biopharma Corp. (1)	112	429
Arena Pharmaceuticals, Inc. (1)	334	13,009
ArQule, Inc. (1)	1,080	2,992
Array BioPharma, Inc. (1)	285	4,061
Arrowhead Pharmaceuticals, Inc. (1)	460	5,713
Assertio Therapeutics, Inc. (1)	644	2,325
Atara Biotherapeutics, Inc. (1)	167	5,802
AVEO Pharmaceuticals, Inc. (1)	222	355
Avid Bioservices, Inc. (1)	721	2,956
Baxter International, Inc.	4,176	274,864
BioCryst Pharmaceuticals, Inc. (1)	168	1,356
Biogen, Inc. (1)	1,533	461,310
BioSpecifics Technologies Corp. (1)	293	17,756
BioTelemetry, Inc. (1)	64	3,822
Bristol-Myers Squibb Co.	664	34,515
Bruker Corp.	1,281	38,135
Calithera Biosciences, Inc. (1)	651	2,611
Cardinal Health, Inc.	1,359	60,611
CareDx, Inc. (1)	329	8,271
CASI Pharmaceuticals, Inc. (1)	668	2,685
Catalent, Inc. (1)	1,598	49,826
Catalyst Pharmaceuticals, Inc. (1)	1,878	3,606
Celcuity, Inc. (1)	82	1,967
Cellular Biomedicine Group, Inc. (1)	197	3,479
Cerner Corp. (1)	3,150	165,186
Charles River Laboratories International, Inc. (1)	178	20,146
Chemed Corp.	109	30,878
ChemoCentryx, Inc. (1)	90	982
Chimerix, Inc. (1)	398	1,023
Codexis, Inc. (1)	85	1,420
Collegium Pharmaceutical, Inc. (1)	285	4,893
CONMED Corp.	255	16,371
Cooper Cos., Inc./The	14	3,563
Corium International Contingent Value Rights (1)(5)	50	—
CVS Health Corp.	425	27,846
DexCom, Inc. (1)	105	12,579
Dicerna Pharmaceuticals, Inc. (1)	242	2,587
Durect Corp. (1)	798	386
Eli Lilly & Co.	2,547	294,739
Emergent BioSolutions, Inc. (1)	582	34,501
Enanta Pharmaceuticals, Inc. (1)	103	7,295
Encompass Health Corp.	400	24,680
Endo International PLC (1)	951	6,942
Ensign Group, Inc./The	11	427
Evolus, Inc. (1)	72	857
Exact Sciences Corp. (1)	135	8,519
Exelixis, Inc. (1)	903	17,762
Fate Therapeutics, Inc. (1)	156	2,001
Fennec Pharmaceuticals, Inc. (1)	534	3,407
FONAR Corp. (1)	360	7,286
Fortress Biotech, Inc. (1)	1,064	915
G1 Therapeutics, Inc. (1)	195	3,734
Genomic Health, Inc. (1)	169	10,885
Gilead Sciences, Inc.	5,385	336,832
Globus Medical, Inc. (1)	651	28,175
Haemonetics Corp. (1)	59	5,903
Halozyme Therapeutics, Inc. (1)	53	775
Harvard Bioscience, Inc. (1)	391	1,243
HCA Healthcare, Inc.	3,244	403,716
Hill-Rom Holdings, Inc.	1,093	96,785
HMS Holdings Corp. (1)	50	1,407
Horizon Pharma Plc (1)	738	14,421
Humana, Inc.	1,421	407,088
ICU Medical, Inc. (1)	107	24,570
Innovate Biopharmaceuticals, Inc. (1)	107	247
Inovio Pharmaceuticals, Inc. (1)	571	2,284
Integer Holdings Corp. (1)	151	11,515
Intercept Pharmaceuticals, Inc. (1)	5	504
Intersect ENT, Inc. (1)	279	7,862
IntriCon Corp. (1)	24	633
Invitae Corp. (1)	871	9,633
Iovance Biotherapeutics, Inc. (1)	1	9
IQVIA Holdings, Inc. (1)	432	50,185
iRadimed Corp. (1)	12	294
Jazz Pharmaceuticals PLC (1)	89	11,032
Johnson & Johnson	5,257	678,416
Jounce Therapeutics, Inc. (1)	140	472
Kindred Biosciences, Inc. (1)	593	6,493

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 83

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Lannett Co., Inc. (1)	21	104
Lantheus Holdings, Inc. (1)	2	31
LivaNova PLC (1)	38	3,476
Loxo Oncology, Inc. (1)	26	3,642
Luminex Corp.	245	5,662
MacroGenics, Inc. (1)	606	7,696
Madrigal Pharmaceuticals, Inc. (1)	33	3,720
Mallinckrodt PLC (1)	495	7,821
Marinus Pharmaceuticals, Inc. (1)	766	2,198
Masimo Corp. (1)	432	46,384
MediciNova, Inc. (1)	250	2,043
Medtronic PLC	6,415	583,508
Merck & Co., Inc.	8,972	685,551
Meridian Bioscience, Inc.	186	3,229
Minerva Neurosciences, Inc. (1)	628	4,233
Mirati Therapeutics, Inc. (1)	138	5,854
Molecular Templates, Inc. (1)	359	1,450
Molina Healthcare, Inc. (1)	175	20,339
Momenta Pharmaceuticals, Inc. (1)	103	1,137
Mustang Bio, Inc. (1)	322	947
Mylan NV (1)	5,430	148,782
Myriad Genetics, Inc. (1)	139	4,041
Natera, Inc. (1)	222	3,099
National Research Corp.	55	2,098
NeoGenomics, Inc. (1)	55	694
Neurocrine Biosciences, Inc. (1)	283	20,209
NuVasive, Inc. (1)	81	4,014
Omnicell, Inc. (1)	64	3,919
OPKO Health, Inc. (1)	468	1,409
Orthofix Medical, Inc. (1)	276	14,487
Owens & Minor, Inc.	76	481
Pacira Pharmaceuticals, Inc./DE (1)	291	12,519
PDL BioPharma, Inc. (1)	2,395	6,946
Perrigo Co. PLC	969	37,549
Pfizer, Inc.	17,879	780,418
Phibro Animal Health Corp.	351	11,288
Pieris Pharmaceuticals, Inc. (1)	630	1,676
PRA Health Sciences, Inc. (1)	203	18,668
Premier, Inc. - Class A (1)	737	27,527
Prestige Consumer Healthcare, Inc. (1)	145	4,478
Proteostasis Therapeutics, Inc. (1)	660	2,138
PTC Therapeutics, Inc. (1)	69	2,368
Quidel Corp. (1)	45	2,197
Ra Pharmaceuticals, Inc. (1)	298	5,424
Reata Pharmaceuticals, Inc. (1)	78	4,376
Recro Pharma, Inc. (1)	124	880
Regeneron Pharmaceuticals, Inc. (1)	1,110	414,585
REGENXBIO, Inc. (1)	140	5,873
Repligen Corp. (1)	224	11,814
Sarepta Therapeutics, Inc. (1)	93	10,149
SeaSpine Holdings Corp. (1)	103	1,879
Sienna Biopharmaceuticals, Inc. (1)	142	329
SIGA Technologies, Inc. (1)	1,239	9,788
Spring Bank Pharmaceuticals, Inc. (1)	101	1,049
STAAR Surgical Co. (1)	75	2,393
STERIS PLC	575	61,439
Supernus Pharmaceuticals, Inc. (1)	126	4,186
Surface Oncology, Inc. (1)	366	1,552
Syneos Health, Inc. (1)	422	16,606
Tandem Diabetes Care, Inc. (1)	233	8,847
Tenet Healthcare Corp. (1)	420	7,199
Tocagen, Inc. (1)	668	5,484
United Therapeutics Corp. (1)	426	46,391
UnitedHealth Group, Inc.	1,563	389,375
Universal Health Services, Inc.	424	49,421
Vanda Pharmaceuticals, Inc. (1)	475	12,412
Varian Medical Systems, Inc. (1)	324	36,712
Veeva Systems, Inc. (1)	39	3,483
Veracyte, Inc. (1)	328	4,126
Vericel Corp. (1)	296	5,150
Vertex Pharmaceuticals, Inc. (1)	2,635	436,646
Viking Therapeutics, Inc. (1)	407	3,114
Vital Therapies, Inc. (1)	597	111
West Pharmaceutical Services, Inc.	477	46,760
Xencor, Inc. (1)	190	6,870
Zafgen, Inc. (1)	557	2,757
Zoetis, Inc.	2,173	185,878
		9,493,477

Industrials — 2.1%
ACCO Brands Corp.	1,843	12,496
Albany International Corp.	83	5,182
Allison Transmission Holdings, Inc.	2,074	91,069
Ameresco, Inc. - Class A (1)	101	1,424
ArcBest Corp.	206	7,058
Armstrong World Industries, Inc.	524	30,502
Atkore International Group, Inc. (1)	566	11,229
Barrett Business Services, Inc.	31	1,775
Brady Corp.	417	18,123
Casella Waste Systems, Inc. (1)	191	5,442
CBIZ, Inc. (1)	187	3,684
Cintas Corp.	159	26,710
Comfort Systems USA, Inc.	248	10,833
Commercial Vehicle Group, Inc. (1)	727	4,144

The accompanying notes are an integral part of these financial statements.

Page 84	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Copart, Inc. (1)	842	40,231
Covenant Transportation Group, Inc. (1)	174	3,341
Crane Co.	808	58,321
CSX Corp.	7,159	444,789
Delta Air Lines, Inc.	2,904	144,910
DMC Global, Inc.	6	211
Eagle Bulk Shipping, Inc. (1)	1,431	6,597
EnerSys	452	35,080
Esterline Technologies Corp. (1)	34	4,129
Federal Signal Corp.	635	12,637
Foundation Building Materials, Inc. (1)	138	1,147
General Finance Corp. (1)	10	101
Global Brass & Copper Holdings, Inc.	599	15,065
Graco, Inc.	674	28,207
GrafTech International, Ltd.	289	3,306
Harsco Corp. (1)	611	12,134
HD Supply Holdings, Inc. (1)	692	25,964
Heidrick & Struggles International, Inc.	79	2,464
Hillenbrand, Inc.	904	34,289
Huntington Ingalls Industries, Inc.	263	50,052
Hurco Cos., Inc.	218	7,783
Huron Consulting Group, Inc. (1)	63	3,233
Hyster-Yale Materials Handling, Inc.	26	1,611
Infrastructure and Energy Alternatives, Inc. (1)	341	2,793
Ingersoll-Rand PLC	1,130	103,090
Kadant, Inc.	85	6,924
KBR, Inc.	969	14,709
Kelly Services, Inc. - Class A	155	3,174
Kennametal, Inc.	242	8,054
Kforce, Inc.	76	2,350
Kimball International, Inc. - Class B	498	7,067
Landstar System, Inc.	527	50,418
LB Foster Co. - Class A (1)	31	493
LSC Communications, Inc.	236	1,652
ManpowerGroup, Inc.	43	2,786
Masonite International Corp. (1)	496	22,236
Matson, Inc.	575	18,412
Miller Industries, Inc./TN	606	16,362
MSC Industrial Direct Co., Inc.	565	43,460
Navigant Consulting, Inc.	570	13,709
NCI Building Systems, Inc. (1)	1,449	10,505
Nexeo Solutions, Inc. (1)	717	6,159
Norfolk Southern Corp.	2,880	430,675
Old Dominion Freight Line, Inc.	90	11,114
Oshkosh Corp.	320	19,619
PACCAR, Inc.	3,208	183,305
Park-Ohio Holdings Corp.	140	4,297
Patrick Industries, Inc. (1)	172	5,093
Pitney Bowes, Inc.	81	479
Quad/Graphics, Inc.	390	4,805
Quanex Building Products Corp.	237	3,221
Quanta Services, Inc.	120	3,612
Radiant Logistics, Inc. (1)	437	1,857
Regal Beloit Corp.	11	771
RR Donnelley & Sons Co.	774	3,065
Spirit AeroSystems Holdings, Inc.	89	6,416
Steelcase, Inc. - Class A	983	14,578
Tetra Tech, Inc.	106	5,488
Timken Co./The	238	8,882
Toro Co./The	774	43,251
TriMas Corp. (1)	17	464
UniFirst Corp./MA	53	7,583
Union Pacific Corp.	3,922	542,138
United Continental Holdings, Inc. (1)	4,562	381,976
Universal Logistics Holdings, Inc.	142	2,569
US Xpress Enterprises, Inc. (1)	363	2,036
Vectrus, Inc. (1)	373	8,049
Vivint Solar, Inc. (1)	30	114
Wabash National Corp.	1,172	15,330
Waste Management, Inc.	1,527	135,888
Willis Lease Finance Corp. (1)	4	138
WW Grainger, Inc.	212	59,860
		3,406,299

Information Technology — 5.9%
ACI Worldwide, Inc. (1)	525	14,527
Adobe, Inc. (1)	1,623	367,188
Advanced Micro Devices, Inc. (1)	1,966	36,292
Agilysys, Inc. (1)	41	588
Amkor Technology, Inc. (1)	1,923	12,615
Apple, Inc.	9,233	1,456,413
ARRIS International PLC (1)	306	9,354
Arrow Electronics, Inc. (1)	444	30,614
Aspen Technology, Inc. (1)	254	20,874
Avaya Holdings Corp. (1)	634	9,231
Avnet, Inc.	2,159	77,940
Booz Allen Hamilton Holding Corp.	913	41,149
Bottomline Technologies DE, Inc. (1)	225	10,800
Cabot Microelectronics Corp.	326	31,084
CACI International, Inc. - Class A (1)	90	12,963
Cadence Design Systems, Inc. (1)	2,331	101,352
Calix, Inc. (1)	50	488
CDK Global, Inc.	79	3,783

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 85

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CDW Corp./DE	330	26,747
Ciena Corp. (1)	1,332	45,168
Cirrus Logic, Inc. (1)	517	17,154
Cisco Systems, Inc.	16,716	724,304
Comtech Telecommunications Corp.	308	7,497
Dell Technologies, Inc. - Class C (1)	3,284	160,489
Dolby Laboratories, Inc.	606	37,475
DXC Technology Co.	1,025	54,499
Electro Scientific Industries, Inc. (1)	59	1,768
ePlus, Inc. (1)	80	5,694
Euronet Worldwide, Inc. (1)	136	13,924
EVERTEC, Inc.	116	3,329
F5 Networks, Inc. (1)	1,087	176,127
Fabrinet (1)	358	18,369
Fortinet, Inc. (1)	1,510	106,349
Hackett Group, Inc./The	101	1,617
Hewlett Packard Enterprise Co.	7,358	97,199
HP, Inc.	15,786	322,982
Immersion Corp. (1)	421	3,772
Information Services Group, Inc. (1)	30	127
Insight Enterprises, Inc. (1)	588	23,961
Integrated Device Technology, Inc. (1)	241	11,672
Intel Corp.	9,201	431,803
InterDigital, Inc.	655	43,512
Intuit, Inc.	2,249	442,716
j2 Global, Inc.	276	19,149
Jabil, Inc.	1,084	26,872
Juniper Networks, Inc.	6,891	185,437
KEMET Corp.	101	1,772
KLA-Tencor Corp.	283	25,326
Lam Research Corp.	149	20,289
Leidos Holdings, Inc.	367	19,348
LivePerson, Inc. (1)	253	4,772
Majesco (1)	78	553
Mastercard, Inc.	2,798	527,843
Micron Technology, Inc. (1)	12,631	400,782
Microsoft Corp.	14,884	1,511,768
MicroStrategy, Inc. (1)	14	1,789
Mitek Systems, Inc. (1)	231	2,497
MKS Instruments, Inc.	280	18,091
MoneyGram International, Inc. (1)	1,982	3,964
Monotype Imaging Holdings, Inc.	50	776
Motorola Solutions, Inc.	24	2,761
Nanometrics, Inc. (1)	386	10,549
Napco Security Technologies, Inc. (1)	220	3,465
National Instruments Corp.	32	1,452
NetApp, Inc.	3,393	202,460
Novanta, Inc. (1)	69	4,347
Nuance Communications, Inc. (1)	3,163	41,846
NVE Corp.	17	1,488
Oracle Corp.	6,627	299,209
PC Connection, Inc.	291	8,651
Photronics, Inc. (1)	1,339	12,962
Progress Software Corp.	529	18,774
PTC, Inc. (1)	127	10,528
Quantenna Communications, Inc. (1)	780	11,193
SailPoint Technologies Holding, Inc. (1)	335	7,869
ScanSource, Inc. (1)	36	1,238
Semtech Corp. (1)	231	10,596
SendGrid, Inc. (1)	253	10,922
SMART Global Holdings, Inc. (1)	161	4,782
Symantec Corp.	2,713	51,262
Synopsys, Inc. (1)	1,640	138,154
Tableau Software, Inc. (1)	169	20,280
Tech Data Corp. (1)	335	27,406
Texas Instruments, Inc.	5,544	523,908
Trade Desk, Inc./The (1)	100	11,606
Ubiquiti Networks, Inc.	81	8,052
Unisys Corp. (1)	254	2,954
Verint Systems, Inc. (1)	870	36,810
Versum Materials, Inc.	23	638
Visa, Inc.	315	41,561
Vishay Precision Group, Inc. (1)	126	3,809
Workiva, Inc. (1)	128	4,594
Xilinx, Inc.	2,358	200,831
Zebra Technologies Corp. - Class A (1)	224	35,668
Zix Corp. (1)	543	3,111
		9,562,273

Materials — 0.7%
CF Industries Holdings, Inc.	917	39,899
Chemours Co./The	1,052	29,687
Eagle Materials, Inc.	1,034	63,105
FutureFuel Corp.	637	10,103
Greif, Inc. - Class A	531	19,705
Huntsman Corp.	400	7,716
International Paper Co.	3,584	144,650
Louisiana-Pacific Corp.	1,885	41,885
LyondellBasell Industries NV	4,712	391,850
Mosaic Co./The	1,144	33,416
Nucor Corp.	3,296	170,766
PPG Industries, Inc.	236	24,126
Reliance Steel & Aluminum Co.	185	13,166
Ryerson Holding Corp. (1)	9	57

The accompanying notes are an integral part of these financial statements.

Page 86	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Schnitzer Steel Industries, Inc.	36	776
Steel Dynamics, Inc.	1,469	44,129
Trinseo SA	497	22,753
Verso Corp. (1)	169	3,786
		1,061,575

Real Estate Investment Trust — 1.1%
American Assets Trust, Inc.	340	13,658
American Tower Corp.	568	89,852
Bluerock Residential Growth REIT, Inc.	457	4,122
CatchMark Timber Trust, Inc.	1,342	9,528
CoreCivic, Inc.	819	14,603
CubeSmart	684	19,624
Essex Property Trust, Inc.	1,495	366,589
Farmland Partners, Inc.	149	676
Front Yard Residential Corp.	554	4,836
Gaming and Leisure Properties, Inc.	558	18,029
GEO Group, Inc./The	723	14,243
Gladstone Commercial Corp.	538	9,641
Hospitality Properties Trust	2,138	51,055
Host Hotels & Resorts, Inc.	7,827	130,476
Lamar Advertising Co.	1,196	82,739
Maui Land & Pineapple Co., Inc. (1)	56	556
New Senior Investment Group, Inc.	667	2,748
Pebblebrook Hotel Trust	555	15,712
Pennsylvania Real Estate Investment Trust	803	4,770
Piedmont Office Realty Trust, Inc.	4,219	71,892
PotlatchDeltic Corp.	169	5,347
PS Business Parks, Inc.	351	45,981
RAIT Financial Trust (1)	493	276
Redfin Corp. (1)	381	5,486
Retail Properties of America, Inc.	409	4,438
Retail Value, Inc.	611	15,635
Simon Property Group, Inc.	2,581	433,582
Tanger Factory Outlet Centers, Inc.	1,252	25,315
Trinity Place Holdings, Inc. (1)	645	2,799
UDR, Inc.	8,835	350,043
Urstadt Biddle Properties, Inc.	199	3,825
		1,818,076

Utilities — 1.1%
AES Corp./VA	8,055	116,475
Atlantic Power Corp. (1)	1,158	2,513
CenterPoint Energy, Inc.	11,294	318,830
Exelon Corp.	9,393	423,624
MDU Resources Group, Inc.	878	20,932
NextEra Energy, Inc.	2,874	499,559
NRG Energy, Inc.	1,013	40,115
OGE Energy Corp.	1,093	42,835
Portland General Electric Co.	205	9,399
SJW Group	19	1,057
UGI Corp.	6,441	343,605
		1,818,944

Total Common Stocks (Cost $48,956,009)		47,268,225

Registered Investment Companies — 47.2%
American Beacon SiM High Yield Opportunities Fund - Class I	408,594	3,689,600
Baird Core Plus Bond Fund - Class I	385,179	4,167,635
Dodge & Cox Income Fund	382,230	5,068,376
DoubleLine Total Return Bond Fund - Class I	484,424	5,047,698
Frost Total Return Bond Fund - Class I	488,412	4,981,802
Guggenheim Total Return Bond Fund - Class I	188,031	4,999,743
iShares Core U.S. Aggregate Bond ETF (6)	83,249	8,865,186
Lord Abbett High Yield Fund - Class I	653,668	4,523,384
Payden Emerging Markets Bond Fund - Class I	326,308	4,075,588
PGIM Total Return Bond Fund - Class R6	207,960	2,896,887
PIMCO Investment Grade Credit Bond Fund - Class I	140,295	1,390,326
Pioneer Bond Fund - Class Y	541,822	5,022,691
Segall Bryant & Hamill Plus Bond Fund - Class I	287,651	2,942,668
TCW Emerging Markets Income Fund - Class I	1,062,982	8,153,070
Vanguard Intermediate-Term Corporate Bond ETF (6)	29,050	2,407,083
Vanguard Total Bond Market ETF (6)	102,198	8,095,104
Total Registered Investment Companies (Cost $78,124,651)		76,326,841

Money Market Registered Investment Companies — 18.5%
Meeder Institutional Prime Money Market Fund, 2.43% (2)	29,910,462	29,907,471
Total Money Market Registered Investment Companies (Cost $29,905,717)		29,907,471

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 87

Schedule of Investments
December 31, 2018

Moderate Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.5%
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (3)	249,212	249,212
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (3)	249,191	249,191
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (3)	249,193	249,193
Total Bank Obligations (Cost $747,596)		747,596

U.S. Government Obligations — 3.5%
U.S. Treasury Note, 2.25%, due 11/15/2025	3,305,000	3,232,057
U.S. Treasury Note, 1.88%, due 12/31/2019	1,251,000	1,241,911
U.S. Treasury Note, 2.13%, due 12/31/2022	1,162,000	1,145,614
Total U.S. Government Obligations (Cost $5,561,006)		5,619,582
Total Investments — 98.8% (Cost $163,294,979)		159,869,715
Other Assets less Liabilities — 1.2%		1,992,855
Total Net Assets — 100.0%		161,862,570

Trustee Deferred Compensation (4)
Meeder Balanced Fund	181	2,005
Meeder Dynamic Allocation Fund	420	4,112
Meeder Muirfield Fund	468	3,351
Meeder Conservative Allocation Fund	56	1,186
Total Trustee Deferred Compensation (Cost $11,573)		10,654

Moderate Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	9	3/15/2019	772,200	(12,582)
Mini MSCI Emerging Markets Index Futures	3	3/15/2019	145,020	(560)
Russell 2000 Mini Index Futures	(44)	3/15/2019	(2,967,800)	63,221
Standard & Poors 500 Mini Futures	(212)	3/15/2019	(26,555,120)	293,984
E-mini Standard & Poors MidCap 400 Futures	(39)	3/15/2019	(6,482,580)	88,439
Total Futures Contracts	(283)		(35,088,280)	432,502

(1)	Represents non-income producing securities.
(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(3)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Moderate Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(5)	Fair valued security deemed as Level 3 security.
(6)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 88	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 17.8%
Communication Services — 1.6%
Alphabet, Inc. - Class A (1)	7	7,315
Alphabet, Inc. - Class C (1)	443	458,775
AMC Entertainment Holdings, Inc.	453	5,563
AMC Networks, Inc. (1)	150	8,232
AT&T, Inc.	5,044	143,956
ATN International, Inc.	9	644
Beasley Broadcast Group, Inc.	65	244
Cable One, Inc.	33	27,063
Cincinnati Bell, Inc. (1)	206	1,603
Cinemark Holdings, Inc.	272	9,738
Comcast Corp. - Class A	2,967	101,026
Discovery, Inc. (1)	801	18,487
EW Scripps Co./The	44	692
Facebook, Inc. (1)	1,620	212,366
Frontier Communications Corp.	624	1,485
Gray Television, Inc. (1)	375	5,528
Intelsat SA (1)	85	1,818
Interpublic Group of Cos., Inc./The	449	9,263
Liberty TripAdvisor Holdings, Inc. (1)	79	1,255
Marcus Corp./The	224	8,848
MDC Partners, Inc. (1)	398	1,039
National CineMedia, Inc.	159	1,030
Nexstar Media Group, Inc.	91	7,156
NII Holdings, Inc. (1)	161	710
Ooma, Inc. (1)	87	1,208
Rosetta Stone, Inc. (1)	103	1,689
Scholastic Corp.	6	242
Spok Holdings, Inc.	323	4,283
TechTarget, Inc. (1)	105	1,282
TEGNA, Inc.	991	10,772
Telephone & Data Systems, Inc.	445	14,480
T-Mobile US, Inc. (1)	2,945	187,331
Tribune Publishing Co. (1)	163	1,848
Twenty-First Century Fox, Inc. - Class A	1,276	61,401
United States Cellular Corp. (1)	140	7,276
Verizon Communications, Inc.	6,766	380,385
Viacom, Inc.	1,900	48,830
Vonage Holdings Corp. (1)	233	2,034
Walt Disney Co./The	2,917	319,849
WideOpenWest, Inc. (1)	122	870
		2,077,616

Consumer Discretionary — 1.3%
Aaron's, Inc.	40	1,682
Amazon.com, Inc. (1)	382	573,753
Ascena Retail Group, Inc. (1)	174	437
Ascent Capital Group, Inc. (1)	486	190
Bassett Furniture Industries, Inc.	270	5,411
Bed Bath & Beyond, Inc.	470	5,320
Best Buy Co., Inc.	1,166	61,751
BJ's Restaurants, Inc.	12	607
Bloomin' Brands, Inc.	182	3,256
Bojangles', Inc. (1)	16	257
Brinker International, Inc.	102	4,486
Callaway Golf Co.	369	5,646
Capri Holdings, Ltd. (1)	605	22,942
Carrols Restaurant Group, Inc. (1)	51	502
Cato Corp./The	20	285
Chico's FAS, Inc.	255	1,433
Clarus Corp.	211	2,135
Crocs, Inc. (1)	123	3,196
Darden Restaurants, Inc.	290	28,959
Dave & Buster's Entertainment, Inc.	82	3,654
Deckers Outdoor Corp. (1)	77	9,852
Dine Brands Global, Inc.	11	741
Domino's Pizza, Inc.	33	8,184
Dunkin' Brands Group, Inc.	65	4,168
El Pollo Loco Holdings, Inc. (1)	21	319
Ethan Allen Interiors, Inc.	302	5,312
Etsy, Inc. (1)	129	6,137
Express, Inc. (1)	383	1,957
Extended Stay America, Inc.	407	6,309
Five Below, Inc. (1)	9	921
Flexsteel Industries, Inc.	40	883
Foot Locker, Inc.	256	13,619
Ford Motor Co.	2,766	21,160
Fox Factory Holding Corp. (1)	43	2,531
Gentex Corp.	1,050	21,221
G-III Apparel Group, Ltd. (1)	50	1,395
H&R Block, Inc.	469	11,899
Helen of Troy, Ltd. (1)	36	4,722
Hooker Furniture Corp.	126	3,319
J Alexander's Holdings, Inc. (1)	182	1,498
Kohl's Corp.	143	9,487
Lands' End, Inc. (1)	9	128
La-Z-Boy, Inc.	148	4,101
Lear Corp.	196	24,081
Liberty Expedia Holdings, Inc. (1)	731	28,589
Lululemon Athletica, Inc. (1)	157	19,093
M/I Homes, Inc. (1)	427	8,976
Macy's, Inc.	222	6,611
Malibu Boats, Inc. (1)	24	835
MasterCraft Boat Holdings, Inc. (1)	86	1,608

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 89

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
MDC Holdings, Inc.	189	5,313
Norwegian Cruise Line Holdings, Ltd. (1)	112	4,748
NVR, Inc. (1)	9	21,933
Penn National Gaming, Inc. (1)	110	2,071
Qurate Retail, Inc. (1)	452	8,823
RCI Hospitality Holdings, Inc.	51	1,139
Ross Stores, Inc.	1,128	93,850
Signet Jewelers, Ltd.	75	2,383
Speedway Motorsports, Inc.	52	846
Starbucks Corp.	2,211	142,388
Stoneridge, Inc. (1)	83	2,046
Target Corp.	2,916	192,718
Taylor Morrison Home Corp. (1)	336	5,342
Thor Industries, Inc.	84	4,368
TJX Cos., Inc./The	5,015	224,371
Tower International, Inc.	126	2,999
Town Sports International Holdings, Inc. (1)	39	250
Turtle Beach Corp. (1)	13	186
Vera Bradley, Inc. (1)	40	343
Wendy's Co./The	339	5,292
Wyndham Hotels & Resorts, Inc.	1,076	48,818
Yum! Brands, Inc.	1,358	124,827
		1,850,612

Consumer Staples — 0.8%
Church & Dwight Co., Inc.	97	6,379
Coca-Cola Co./The	550	26,043
Conagra Brands, Inc.	1,571	33,557
Costco Wholesale Corp.	480	97,781
Flowers Foods, Inc.	226	4,174
Hershey Co./The	127	13,612
Kellogg Co.	4	228
Keurig Dr Pepper, Inc.	2,824	72,407
Kroger Co./The	2,169	59,648
Lamb Weston Holdings, Inc.	319	23,466
Molson Coors Brewing Co.	572	32,124
PepsiCo, Inc.	1,724	190,468
Procter & Gamble Co./The	1,591	146,245
Simply Good Foods Co./The (1)	37	699
Sprouts Farmers Market, Inc. (1)	412	9,686
Tyson Foods, Inc.	594	31,720
Walgreens Boots Alliance, Inc.	1,761	120,329
Walmart, Inc.	1,128	105,073
		973,639

Energy — 1.3%
Adams Resources & Energy, Inc.	26	1,006
Anadarko Petroleum Corp.	1,110	48,662
Arch Coal, Inc. - Class A	44	3,652
Archrock, Inc.	756	5,662
Cactus, Inc. (1)	207	5,674
Chesapeake Energy Corp. (1)	1,447	3,039
Chevron Corp.	1,203	130,874
ConocoPhillips	3,814	237,803
CONSOL Energy, Inc. (1)	26	824
Covia Holdings Corp. (1)	841	2,876
CVR Energy, Inc.	125	4,310
Delek US Holdings, Inc.	152	4,942
Denbury Resources, Inc. (1)	513	877
Earthstone Energy, Inc. (1)	133	601
EOG Resources, Inc.	109	9,506
Era Group, Inc. (1)	82	717
Evolution Petroleum Corp.	253	1,725
Exxon Mobil Corp.	3,948	269,214
Gulfport Energy Corp. (1)	342	2,240
Hallador Energy Co.	211	1,070
Helix Energy Solutions Group, Inc. (1)	201	1,087
Helmerich & Payne, Inc.	448	21,477
HollyFrontier Corp.	450	23,004
Keane Group, Inc. (1)	582	4,761
KLX Energy Services Holdings, Inc. (1)	28	657
Mammoth Energy Services, Inc.	90	1,618
Marathon Oil Corp.	3,717	53,302
Marathon Petroleum Corp.	3,530	208,305
Matrix Service Co. (1)	342	6,135
Northern Oil and Gas, Inc. (1)	162	366
Occidental Petroleum Corp.	3,449	211,700
Overseas Shipholding Group, Inc. (1)	97	161
Pacific Ethanol, Inc. (1)	394	339
PBF Energy, Inc.	361	11,794
Peabody Energy Corp.	312	9,510
Penn Virginia Corp. (1)	24	1,297
Phillips 66	2,246	193,493
Pioneer Energy Services Corp. (1)	12	15
Profire Energy, Inc. (1)	281	407
ProPetro Holding Corp. (1)	440	5,421
Renewable Energy Group, Inc. (1)	21	540
SEACOR Holdings, Inc. (1)	9	333
SilverBow Resources, Inc. (1)	39	922
Southwestern Energy Co. (1)	925	3,154
Targa Resources Corp.	378	13,616
Unit Corp. (1)	67	957
Valero Energy Corp.	2,688	201,519
W&T Offshore, Inc. (1)	561	2,311

The accompanying notes are an integral part of these financial statements.

Page 90	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Westmoreland Coal Co. (1)	410	5
WildHorse Resource Development Corp. (1)	157	2,215
World Fuel Services Corp.	215	4,603
		1,720,298

Financials — 2.4%
American Equity Investment Life Holding Co.	121	3,381
Arbor Realty Trust, Inc.	623	6,274
Arthur J Gallagher & Co.	121	8,918
Bancorp, Inc./The (1)	735	5,851
Bank of America Corp.	15,358	378,421
Bank of NT Butterfield & Son, Ltd./The	141	4,420
BankUnited, Inc.	59	1,766
BB&T Corp.	2,839	122,985
Berkshire Hathaway, Inc. - Class B (1)	2,374	484,723
Blucora, Inc. (1)	18	480
Cherry Hill Mortgage Investment Corp.	169	2,964
CIT Group, Inc.	74	2,832
Cullen/Frost Bankers, Inc.	3	264
Discover Financial Services	1,573	92,776
Essent Group, Ltd. (1)	318	10,869
FB Financial Corp.	40	1,401
Fidelity National Financial, Inc.	655	20,593
Fifth Third Bancorp	5,506	129,556
First BanCorp/Puerto Rico	146	1,256
FirstCash, Inc.	215	15,555
Genworth Financial, Inc. (1)	457	2,130
Goosehead Insurance, Inc. (1)	70	1,840
HCI Group, Inc.	3	152
Health Insurance Innovations, Inc. - Class A (1)	94	2,513
Huntington Bancshares, Inc./OH	11,288	134,553
Independence Holding Co.	35	1,232
Independent Bank Corp./MI	66	1,387
Investment Technology Group, Inc.	30	907
JPMorgan Chase & Co.	2,797	273,043
KeyCorp	9,709	143,499
Ladder Capital Corp.	1,255	19,415
Marlin Business Services Corp.	26	581
MB Financial, Inc.	1,388	55,006
MBT Financial Corp.	285	2,651
Medley Management, Inc.	19	73
MGIC Investment Corp. (1)	1,166	12,196
Moelis & Co.	370	12,721
Mr Cooper Group, Inc. (1)	277	3,233
National General Holdings Corp.	184	4,455
New Residential Investment Corp.	3,833	54,467
NewStar Financial Contingent Value Rights (1)(7)	8	—
NMI Holdings, Inc. - Class A (1)	196	3,499
Northrim BanCorp, Inc.	51	1,676
OFG Bancorp	58	955
Old Republic International Corp.	1,289	26,515
On Deck Capital, Inc. (1)	247	1,457
Oppenheimer Holdings, Inc.	437	11,165
PacWest Bancorp	1,432	47,657
PennyMac Financial Services, Inc.	450	9,567
Piper Jaffray Cos.	13	856
Popular, Inc.	358	16,905
Progressive Corp./The	3,368	203,191
Pzena Investment Management, Inc.	475	4,109
Radian Group, Inc.	1,105	18,078
Ready Capital Corp.	167	2,310
Regions Financial Corp.	12,270	164,173
Reinsurance Group of America, Inc.	311	43,612
Safety Insurance Group, Inc.	59	4,827
Siebert Financial Corp. (1)	3	43
Silvercrest Asset Management Group, Inc.	79	1,045
Stewart Information Services Corp.	602	24,923
SunTrust Banks, Inc.	3,798	191,571
TCF Financial Corp.	2,258	44,008
United Security Bancshares/Fresno CA	377	3,612
Universal Insurance Holdings, Inc.	109	4,133
Waddell & Reed Financial, Inc.	53	958
Walker & Dunlop, Inc.	183	7,915
Wells Fargo & Co.	5,616	258,785
		3,118,884

Healthcare — 3.6%
Abbott Laboratories	402	29,077
AbbVie, Inc.	1,326	122,244
ABIOMED, Inc. (1)	98	31,854
ACADIA Pharmaceuticals, Inc. (1)	152	2,458
Acceleron Pharma, Inc. (1)	19	827
Achillion Pharmaceuticals, Inc. (1)	565	898
Acorda Therapeutics, Inc. (1)	239	3,724
ADMA Biologics, Inc. (1)	57	136
Adverum Biotechnologies, Inc. (1)	1	3
Aeglea BioTherapeutics, Inc. (1)	159	1,191
AgeX Therapeutics, Inc. (1)	4	12
Aldeyra Therapeutics, Inc. (1)	260	2,158
Alexion Pharmaceuticals, Inc. (1)	569	55,398
Allergan PLC	706	94,364

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 91

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
AMAG Pharmaceuticals, Inc. (1)	218	3,311
Amedisys, Inc. (1)	23	2,694
AmerisourceBergen Corp.	154	11,458
Amgen, Inc.	1,185	230,684
Amphastar Pharmaceuticals, Inc. (1)	129	2,567
Ampio Pharmaceuticals, Inc. (1)	98	39
Apellis Pharmaceuticals, Inc. (1)	20	264
Aquestive Therapeutics, Inc. (1)	72	454
Aratana Therapeutics, Inc. (1)	13	80
Arbutus Biopharma Corp. (1)	16	61
Arena Pharmaceuticals, Inc. (1)	156	6,076
ArQule, Inc. (1)	509	1,410
Array BioPharma, Inc. (1)	134	1,910
Arrowhead Pharmaceuticals, Inc. (1)	221	2,745
Assertio Therapeutics, Inc. (1)	118	426
Atara Biotherapeutics, Inc. (1)	83	2,883
Avid Bioservices, Inc. (1)	344	1,410
Baxter International, Inc.	3,081	202,791
BioCryst Pharmaceuticals, Inc. (1)	104	839
Biogen, Inc. (1)	747	224,787
BioSpecifics Technologies Corp. (1)	135	8,181
Bio-Techne Corp.	12	1,737
BioTelemetry, Inc. (1)	42	2,508
Bristol-Myers Squibb Co.	928	48,237
Bruker Corp.	338	10,062
Calithera Biosciences, Inc. (1)	295	1,183
Cardinal Health, Inc.	773	34,476
CareDx, Inc. (1)	150	3,771
CASI Pharmaceuticals, Inc. (1)	315	1,266
Catalent, Inc. (1)	750	23,385
Catalyst Pharmaceuticals, Inc. (1)	929	1,784
Celcuity, Inc. (1)	35	840
Cellular Biomedicine Group, Inc. (1)	87	1,536
Cerner Corp. (1)	1,590	83,380
Chemed Corp.	73	20,679
ChemoCentryx, Inc. (1)	106	1,156
Chimerix, Inc. (1)	34	87
Codexis, Inc. (1)	26	434
Collegium Pharmaceutical, Inc. (1)	129	2,215
CONMED Corp.	137	8,795
Corium International Contingent Value Rights (1)(7)	24	—
CVS Health Corp.	389	25,487
DexCom, Inc. (1)	46	5,511
Dicerna Pharmaceuticals, Inc. (1)	148	1,582
Dova Pharmaceuticals, Inc. (1)	12	91
Durect Corp. (1)	337	163
Eli Lilly & Co.	1,218	140,947
Emergent BioSolutions, Inc. (1)	248	14,701
Enanta Pharmaceuticals, Inc. (1)	50	3,542
Encompass Health Corp.	175	10,798
Endo International PLC (1)	457	3,336
Ensign Group, Inc./The	7	272
Evolus, Inc. (1)	33	393
Exact Sciences Corp. (1)	67	4,228
Exelixis, Inc. (1)	559	10,996
Fate Therapeutics, Inc. (1)	74	949
Fennec Pharmaceuticals, Inc. (1)	309	1,971
FONAR Corp. (1)	142	2,874
Fortress Biotech, Inc. (1)	925	796
G1 Therapeutics, Inc. (1)	102	1,953
Genomic Health, Inc. (1)	66	4,251
Gilead Sciences, Inc.	3,354	209,793
Globus Medical, Inc. (1)	194	8,396
Halozyme Therapeutics, Inc. (1)	27	395
Harvard Bioscience, Inc. (1)	165	525
HCA Healthcare, Inc.	1,604	199,618
Hill-Rom Holdings, Inc.	518	45,869
HMS Holdings Corp. (1)	39	1,097
Horizon Pharma Plc (1)	356	6,956
Humana, Inc.	263	75,344
ICU Medical, Inc. (1)	49	11,252
IDEXX Laboratories, Inc. (1)	126	23,439
Innovate Biopharmaceuticals, Inc. (1)	56	129
Inovio Pharmaceuticals, Inc. (1)	605	2,420
Integer Holdings Corp. (1)	79	6,025
Intersect ENT, Inc. (1)	125	3,523
IntriCon Corp. (1)	12	317
Invitae Corp. (1)	425	4,701
Iovance Biotherapeutics, Inc. (1)	28	248
IQVIA Holdings, Inc. (1)	414	48,094
Jazz Pharmaceuticals PLC (1)	52	6,446
Johnson & Johnson	2,418	312,043
Kindred Biosciences, Inc. (1)	289	3,165
Lannett Co., Inc. (1)(2)	9	45
LivaNova PLC (1)	20	1,829
Loxo Oncology, Inc. (1)	4	560
Luminex Corp.	109	2,519
MacroGenics, Inc. (1)	290	3,683
Madrigal Pharmaceuticals, Inc. (1)	16	1,804
Mallinckrodt PLC (1)	232	3,666
Marinus Pharmaceuticals, Inc. (1)	238	683
Masimo Corp. (1)	215	23,085
MediciNova, Inc. (1)	2	16

The accompanying notes are an integral part of these financial statements.

Page 92	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Medtronic PLC	3,126	284,341
Merck & Co., Inc.	4,194	320,464
Minerva Neurosciences, Inc. (1)	307	2,069
Mirati Therapeutics, Inc. (1)	69	2,927
Molecular Templates, Inc. (1)	172	695
Molina Healthcare, Inc. (1)	74	8,600
Momenta Pharmaceuticals, Inc. (1)	94	1,038
Mustang Bio, Inc. (1)	150	441
Mylan NV (1)	2,775	76,035
Myriad Genetics, Inc. (1)	62	1,802
Natera, Inc. (1)	158	2,206
National Research Corp.	28	1,068
NeoGenomics, Inc. (1)	20	252
Neurocrine Biosciences, Inc. (1)	208	14,853
NuVasive, Inc. (1)	4	198
Omnicell, Inc. (1)	25	1,531
OPKO Health, Inc. (1)	12	36
OraSure Technologies, Inc. (1)	1	12
Orthofix Medical, Inc. (1)	212	11,128
Owens & Minor, Inc.	96	608
Pacira Pharmaceuticals, Inc./DE (1)	97	4,173
Palatin Technologies, Inc. (1)	584	414
PDL BioPharma, Inc. (1)	1,084	3,144
Perrigo Co. PLC	489	18,949
Pfenex, Inc. (1)	8	26
Pfizer, Inc.	8,759	382,330
Phibro Animal Health Corp.	123	3,956
Pieris Pharmaceuticals, Inc. (1)	231	614
PRA Health Sciences, Inc. (1)	261	24,002
Premier, Inc. - Class A (1)	376	14,044
Prestige Consumer Healthcare, Inc. (1)	68	2,100
Proteostasis Therapeutics, Inc. (1)	294	953
PTC Therapeutics, Inc. (1)	45	1,544
Quidel Corp. (1)	13	635
Ra Pharmaceuticals, Inc. (1)	148	2,694
Reata Pharmaceuticals, Inc. (1)	34	1,907
Recro Pharma, Inc. (1)	53	376
Regeneron Pharmaceuticals, Inc. (1)	541	202,064
REGENXBIO, Inc. (1)	68	2,853
Repligen Corp. (1)	88	4,641
Rhythm Pharmaceuticals, Inc. (1)	19	511
Sarepta Therapeutics, Inc. (1)	70	7,639
SeaSpine Holdings Corp. (1)	12	219
Sienna Biopharmaceuticals, Inc. (1)	81	188
SIGA Technologies, Inc. (1)	599	4,732
Solid Biosciences, Inc. (1)	2	54
Spring Bank Pharmaceuticals, Inc. (1)	44	457
STAAR Surgical Co. (1)	42	1,340
STERIS PLC	228	24,362
Supernus Pharmaceuticals, Inc. (1)	19	631
Surface Oncology, Inc. (1)	189	801
Syneos Health, Inc. (1)	215	8,460
Tandem Diabetes Care, Inc. (1)	118	4,480
Tenet Healthcare Corp. (1)	153	2,622
Tocagen, Inc. (1)	295	2,422
United Therapeutics Corp. (1)	232	25,265
UnitedHealth Group, Inc.	852	212,250
Universal Health Services, Inc.	123	14,337
Unum Therapeutics, Inc. (1)	22	97
Vanda Pharmaceuticals, Inc. (1)	226	5,905
Varian Medical Systems, Inc. (1)	118	13,371
Veeva Systems, Inc. (1)	15	1,340
Veracyte, Inc. (1)	178	2,239
Vericel Corp. (1)	172	2,993
Vertex Pharmaceuticals, Inc. (1)	1,283	212,606
Viking Therapeutics, Inc. (1)	209	1,599
Vital Therapies, Inc. (1)	184	34
WaVe Life Sciences, Ltd. (1)	15	631
West Pharmaceutical Services, Inc.	182	17,841
Xencor, Inc. (1)	70	2,531
Zafgen, Inc. (1)	266	1,317
Zoetis, Inc.	1,237	105,813
		4,620,281

Industrials — 1.3%
ACCO Brands Corp.	650	4,407
Allied Motion Technologies, Inc.	2	89
Allison Transmission Holdings, Inc.	1,047	45,974
Ameresco, Inc. - Class A (1)	51	719
ArcBest Corp.	41	1,405
Armstrong World Industries, Inc.	228	13,272
Atkore International Group, Inc. (1)	212	4,206
Barrett Business Services, Inc.	23	1,317
Brady Corp.	271	11,778
Casella Waste Systems, Inc. (1)	68	1,937
Cintas Corp.	50	8,400
Comfort Systems USA, Inc.	162	7,076
Commercial Vehicle Group, Inc. (1)	377	2,149
Copart, Inc. (1)	294	14,047
Covenant Transportation Group, Inc. (1)	88	1,690
Crane Co.	383	27,645
CSW Industrials, Inc. (1)	4	193
CSX Corp.	3,490	216,834
Delta Air Lines, Inc.	2,364	117,964

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 93

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
DMC Global, Inc.	10	351
Donaldson Co., Inc.	22	955
Ducommun, Inc. (1)	67	2,433
Eagle Bulk Shipping, Inc. (1)	602	2,775
EnerSys	215	16,686
Federal Signal Corp.	349	6,945
Foundation Building Materials, Inc. (1)	160	1,330
Global Brass & Copper Holdings, Inc.	315	7,922
Graco, Inc.	337	14,103
Harsco Corp. (1)	376	7,467
Hawaiian Holdings, Inc.	7	185
HD Supply Holdings, Inc. (1)	374	14,032
Heidrick & Struggles International, Inc.	43	1,341
Hillenbrand, Inc.	633	24,010
HNI Corp.	5	177
Huntington Ingalls Industries, Inc.	153	29,117
Hurco Cos., Inc.	89	3,177
Hyster-Yale Materials Handling, Inc.	21	1,301
Infrastructure and Energy Alternatives, Inc. (1)	172	1,409
Ingersoll-Rand PLC	77	7,025
ITT, Inc.	25	1,207
JB Hunt Transport Services, Inc.	69	6,420
Kadant, Inc.	34	2,770
KBR, Inc.	335	5,085
Kelly Services, Inc. - Class A	56	1,147
Kennametal, Inc.	120	3,994
Kforce, Inc.	15	464
Kimball International, Inc. - Class B	127	1,802
Landstar System, Inc.	214	20,473
LB Foster Co. - Class A (1)	17	270
LSC Communications, Inc.	107	749
LSI Industries, Inc.	62	197
ManpowerGroup, Inc.	15	972
Masonite International Corp. (1)	270	12,104
Matson, Inc.	333	10,663
Miller Industries, Inc./TN	276	7,452
MSC Industrial Direct Co., Inc.	140	10,769
Navigant Consulting, Inc.	310	7,456
NCI Building Systems, Inc. (1)	677	4,908
Nexeo Solutions, Inc. (1)	202	1,735
Norfolk Southern Corp.	1,405	210,104
Old Dominion Freight Line, Inc.	58	7,162
Oshkosh Corp.	92	5,641
PACCAR, Inc.	1,630	93,138
Park-Ohio Holdings Corp.	68	2,087
Patrick Industries, Inc. (1)	98	2,902
Pitney Bowes, Inc.	33	195
Quad/Graphics, Inc.	233	2,871
Quanex Building Products Corp.	96	1,305
Quanta Services, Inc.	162	4,876
Radiant Logistics, Inc. (1)	165	701
RBC Bearings, Inc. (1)	31	4,064
Regal Beloit Corp.	5	350
Republic Services, Inc.	608	43,831
Rollins, Inc.	373	13,465
RR Donnelley & Sons Co.	301	1,192
Spirit AeroSystems Holdings, Inc.	109	7,858
Steelcase, Inc. - Class A	396	5,873
Systemax, Inc.	4	96
Tetra Tech, Inc.	40	2,071
Timken Co./The	89	3,321
Toro Co./The	406	22,687
TriMas Corp. (1)	205	5,594
UniFirst Corp./MA	26	3,720
Union Pacific Corp.	1,909	263,881
United Continental Holdings, Inc. (1)	2,165	181,275
Universal Logistics Holdings, Inc.	66	1,194
US Xpress Enterprises, Inc. (1)	163	914
Vectrus, Inc. (1)	189	4,079
Vivint Solar, Inc. (1)	21	80
Wabash National Corp.	381	4,983
Waste Management, Inc.	1,206	107,322
WW Grainger, Inc.	15	4,235
		1,737,547

Information Technology — 3.7%
ACI Worldwide, Inc. (1)	270	7,471
Adobe, Inc. (1)	741	167,644
Advanced Micro Devices, Inc. (1)	817	15,082
Agilysys, Inc. (1)	65	932
Amkor Technology, Inc. (1)	1,065	6,986
ANSYS, Inc. (1)	3	429
Apple, Inc.	4,529	714,404
ARRIS International PLC (1)	149	4,555
Arrow Electronics, Inc. (1)	229	15,790
Aspen Technology, Inc. (1)	101	8,300
Avaya Holdings Corp. (1)	308	4,484
Avnet, Inc.	930	33,573
Booz Allen Hamilton Holding Corp.	232	10,456
Bottomline Technologies DE, Inc. (1)	185	8,880
Cabot Microelectronics Corp.	146	13,921
CACI International, Inc. - Class A (1)	88	12,675
Cadence Design Systems, Inc. (1)	958	41,654

The accompanying notes are an integral part of these financial statements.

Page 94	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
CDK Global, Inc.	46	2,202
CDW Corp./DE	188	15,237
ChannelAdvisor Corp. (1)	51	579
Ciena Corp. (1)	561	19,024
Cirrus Logic, Inc. (1)	198	6,570
Cisco Systems, Inc.	8,149	353,096
Cision, Ltd. (1)	21	246
Comtech Telecommunications Corp.	142	3,456
Dell Technologies, Inc. - Class C (1)	1,241	60,648
Dolby Laboratories, Inc.	235	14,532
DXC Technology Co.	773	41,100
Electro Scientific Industries, Inc. (1)	21	629
ePlus, Inc. (1)	6	427
Euronet Worldwide, Inc. (1)	63	6,450
EVERTEC, Inc.	75	2,153
F5 Networks, Inc. (1)	523	84,742
Fabrinet (1)	196	10,057
Fair Isaac Corp. (1)	33	6,171
Fortinet, Inc. (1)	664	46,766
Hewlett Packard Enterprise Co.	9,959	131,558
HP, Inc.	7,276	148,867
Immersion Corp. (1)	102	914
Insight Enterprises, Inc. (1)	236	9,617
Integrated Device Technology, Inc. (1)	117	5,666
Intel Corp.	4,883	229,159
InterDigital, Inc.	297	19,730
Intuit, Inc.	1,096	215,748
j2 Global, Inc.	138	9,574
Jabil, Inc.	533	13,213
Juniper Networks, Inc.	3,162	85,089
KEMET Corp.	41	719
KLA-Tencor Corp.	131	11,723
Lam Research Corp.	126	17,157
Leidos Holdings, Inc.	167	8,804
LivePerson, Inc. (1)	194	3,659
Majesco (1)	18	128
Mastercard, Inc.	1,197	225,814
Micron Technology, Inc. (1)	6,106	193,743
Microsoft Corp.	7,229	734,250
MicroStrategy, Inc. (1)	11	1,405
Mitek Systems, Inc. (1)	92	995
MKS Instruments, Inc.	140	9,045
MoneyGram International, Inc. (1)	898	1,796
Monotype Imaging Holdings, Inc.	31	481
Nanometrics, Inc. (1)	197	5,384
Napco Security Technologies, Inc. (1)	68	1,071
National Instruments Corp.	35	1,588
NetApp, Inc.	1,186	70,769
Novanta, Inc. (1)	44	2,772
Nuance Communications, Inc. (1)	1,268	16,776
NVE Corp.	5	438
Oracle Corp.	3,194	144,209
PC Connection, Inc.	154	4,578
Photronics, Inc. (1)	554	5,363
Progress Software Corp.	293	10,399
PTC, Inc. (1)	82	6,798
Quantenna Communications, Inc. (1)	314	4,506
SailPoint Technologies Holding, Inc. (1)	133	3,124
ScanSource, Inc. (1)	29	997
Semtech Corp. (1)	199	9,128
SendGrid, Inc. (1)	128	5,526
SMART Global Holdings, Inc. (1)	99	2,940
Symantec Corp.	1,248	23,581
Synopsys, Inc. (1)	647	54,503
Tableau Software, Inc. (1)	36	4,320
Tech Data Corp. (1)	136	11,126
Texas Instruments, Inc.	2,703	255,434
Trade Desk, Inc./The (1)	68	7,892
Ubiquiti Networks, Inc.	48	4,772
Unisys Corp. (1)	149	1,733
Verint Systems, Inc. (1)	381	16,120
Versum Materials, Inc.	13	360
Visa, Inc.	141	18,604
Vishay Precision Group, Inc. (1)	51	1,542
Workiva, Inc. (1)	51	1,830
Xilinx, Inc.	1,060	90,280
Zebra Technologies Corp. - Class A (1)	86	13,694
Zix Corp. (1)	165	945
		4,623,277

Materials — 0.4%
CF Industries Holdings, Inc.	476	20,711
Chemours Co./The	558	15,747
Eagle Materials, Inc.	600	36,618
FutureFuel Corp.	380	6,027
Greif, Inc. - Class A	250	9,278
Huntsman Corp.	144	2,778
International Paper Co.	1,233	49,764
Louisiana-Pacific Corp.	801	17,798
LyondellBasell Industries NV	2,320	192,931
Mosaic Co./The	696	20,330
Nucor Corp.	1,671	86,575
PPG Industries, Inc.	337	34,452
Reliance Steel & Aluminum Co.	94	6,690

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 95

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Steel Dynamics, Inc.	840	25,234
Trinseo SA	293	13,414
Verso Corp. (1)	59	1,322
		539,669

Real Estate Investment Trust — 0.7%
American Assets Trust, Inc.	429	17,233
American Tower Corp.	255	40,338
Bluerock Residential Growth REIT, Inc.	251	2,264
CatchMark Timber Trust, Inc.	686	4,871
Cedar Realty Trust, Inc.	53	166
CoreCivic, Inc.	326	5,813
CubeSmart	528	15,148
Essex Property Trust, Inc.	728	178,513
Farmland Partners, Inc.	130	590
Front Yard Residential Corp.	76	663
Gaming and Leisure Properties, Inc.	335	10,824
GEO Group, Inc./The	344	6,777
Hospitality Properties Trust	1,028	24,549
Host Hotels & Resorts, Inc.	4,078	67,980
Lamar Advertising Co.	506	35,005
Maui Land & Pineapple Co., Inc. (1)	12	119
New Senior Investment Group, Inc.	581	2,394
Pebblebrook Hotel Trust	136	3,850
Pennsylvania Real Estate Investment Trust	436	2,590
Piedmont Office Realty Trust, Inc.	1,763	30,042
PotlatchDeltic Corp.	117	3,702
PS Business Parks, Inc.	97	12,707
RAIT Financial Trust (1)	218	122
Redfin Corp. (1)	200	2,880
Retail Properties of America, Inc.	178	1,931
Retail Value, Inc.	308	7,882
Simon Property Group, Inc.	1,259	211,499
Tanger Factory Outlet Centers, Inc.	623	12,597
Trinity Place Holdings, Inc. (1)	367	1,593
UDR, Inc.	4,389	173,892
Urstadt Biddle Properties, Inc.	411	7,899
		886,433

Utilities — 0.7%
AES Corp./VA	3,605	52,128
Atlantic Power Corp. (1)	537	1,165
CenterPoint Energy, Inc.	5,391	152,188
Exelon Corp.	4,578	206,464
MDU Resources Group, Inc.	518	12,349
NextEra Energy, Inc.	1,401	243,522
NorthWestern Corp.	15	892
NRG Energy, Inc.	696	27,562
OGE Energy Corp.	713	27,942
Portland General Electric Co.	122	5,594
UGI Corp.	3,157	168,411
		898,217

Total Common Stocks (Cost $24,272,725)		23,046,473

Registered Investment Companies — 65.6%
American Beacon SiM High Yield Opportunities Fund - Class I	446,417	4,031,149
Baird Core Plus Bond Fund - Class I	425,236	4,601,059
Dodge & Cox Income Fund	420,061	5,570,003
DoubleLine Total Return Bond Fund - Class I	538,492	5,611,087
Frost Total Return Bond Fund - Class I	542,319	5,531,651
Guggenheim Total Return Bond Fund - Class I	211,191	5,615,562
iShares Core U.S. Aggregate Bond ETF (8)	94,729	10,087,691
Lord Abbett High Yield Fund - Class I	699,841	4,842,898
Payden Emerging Markets Bond Fund - Class I	356,981	4,458,696
PGIM Total Return Bond Fund - Class R6	228,818	3,187,429
PIMCO Investment Grade Credit Bond Fund - Class I	161,267	1,598,153
Pioneer Bond Fund - Class Y	606,549	5,622,710
Segall Bryant & Hamill Plus Bond Fund - Class I	314,644	3,218,804
TCW Emerging Markets Income Fund - Class I	1,167,106	8,951,704
Vanguard Intermediate-Term Corporate Bond ETF (8)	31,990	2,650,691
Vanguard Total Bond Market ETF (8)	115,800	9,172,517
Total Registered Investment Companies (Cost $86,858,667)		84,751,804

Money Market Registered Investment Companies — 10.6%
Morgan Stanley Government Institutional Fund, 2.32% (3)	520	520
Meeder Institutional Prime Money Market Fund, 2.43% (4)	13,764,158	13,762,782
Total Money Market Registered Investment Companies (Cost $13,763,076)		13,763,302

The accompanying notes are an integral part of these financial statements.

Page 96	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Conservative Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.2%
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,192	249,192
Total Bank Obligations (Cost $249,192)		249,192

U.S. Government Obligations — 4.9%
U.S. Treasury Note, 2.25%, due 11/15/2025	3,793,000	3,709,287
U.S. Treasury Note, 1.88%, due 12/31/2019	1,391,000	1,380,894
U.S. Treasury Note, 2.13%, due 12/31/2022	1,299,000	1,280,682
Total U.S. Government Obligations (Cost $6,311,403)		6,370,863
Total Investments — 99.1% (Cost $131,455,063)		128,181,634
Other Assets less Liabilities — 0.9%		1,099,253
Total Net Assets — 100.0%		129,280,887

Trustee Deferred Compensation (6)
Meeder Balanced Fund	967	10,714
Meeder Dynamic Allocation Fund	2,449	23,976
Meeder Muirfield Fund	1,137	8,141
Meeder Conservative Allocation Fund	277	5,867
Total Trustee Deferred Compensation (Cost $48,549)		48,698

Conservative Allocation
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	3	3/15/2019	257,400	(4,146)
Mini MSCI Emerging Markets Index Futures	4	3/15/2019	193,360	(685)
Russell 2000 Mini Index Futures	(16)	3/15/2019	(1,079,200)	26,336
Standard & Poors 500 Mini Futures	(104)	3/15/2019	(13,027,040)	153,010
E-mini Standard & Poors MidCap 400 Futures	(21)	3/15/2019	(3,490,620)	45,233
Total Futures Contracts	(134)		(17,146,100)	219,748

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Conservative Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 97

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 69.6%
Communication Services — 7.4%
Alphabet, Inc. - Class A (1)	571	596,672
Alphabet, Inc. - Class C (1)	1,886	1,953,160
AMC Entertainment Holdings, Inc.	2,604	31,977
AMC Networks, Inc. (1)	1,884	103,394
AT&T, Inc.	22,580	644,433
ATN International, Inc.	7	501
Cable One, Inc.	298	244,390
Cincinnati Bell, Inc. (1)	927	7,212
Cinemark Holdings, Inc.	2,814	100,741
Comcast Corp. - Class A	18,890	643,205
Discovery, Inc. (1)	7,955	183,601
EW Scripps Co./The	283	4,452
Facebook, Inc. (1)	8,641	1,132,749
Frontier Communications Corp.	3,685	8,770
Gray Television, Inc. (1)	2,303	33,946
Intelsat SA (1)	391	8,363
Interpublic Group of Cos., Inc./The	1,470	30,326
Liberty TripAdvisor Holdings, Inc. (1)	525	8,342
Marcus Corp./The	736	29,072
MDC Partners, Inc. (1)	1,414	3,691
MSG Networks, Inc. (1)	173	4,076
National CineMedia, Inc.	921	5,968
Nexstar Media Group, Inc.	829	65,193
NII Holdings, Inc. (1)	511	2,254
Ooma, Inc. (1)	110	1,527
Rosetta Stone, Inc. (1)	550	9,020
Shenandoah Telecommunications Co.	422	18,674
Spok Holdings, Inc.	1,876	24,876
Telephone & Data Systems, Inc.	2,567	83,530
T-Mobile US, Inc. (1)	15,569	990,344
Travelzoo (1)	49	482
Tribune Publishing Co. (1)	499	5,659
Twenty-First Century Fox, Inc. - Class A	22,929	1,103,343
Twenty-First Century Fox, Inc. - Class B	16,243	776,091
United States Cellular Corp. (1)	800	41,576
Verizon Communications, Inc.	34,604	1,945,437
Viacom, Inc.	10,755	276,404
Vonage Holdings Corp. (1)	1,171	10,223
Walt Disney Co./The	15,054	1,650,671
WideOpenWest, Inc. (1)	2,250	16,043
		12,800,388

Consumer Discretionary — 5.7%
Aaron's, Inc.	449	18,880
Amazon.com, Inc. (1)	1,971	2,960,383
Bassett Furniture Industries, Inc.	936	18,757
Bed Bath & Beyond, Inc. (2)	2,441	27,632
Best Buy Co., Inc.	6,273	332,218
BJ's Restaurants, Inc.	54	2,731
Bloomin' Brands, Inc.	935	16,727
Bojangles', Inc. (1)	83	1,335
Brinker International, Inc.	502	22,078
Callaway Golf Co.	2,619	40,071
Capri Holdings, Ltd. (1)	4,430	167,986
Carrols Restaurant Group, Inc. (1)	602	5,924
Clarus Corp.	853	8,632
Darden Restaurants, Inc.	1,573	157,080
Dave & Buster's Entertainment, Inc.	474	21,121
Deckers Outdoor Corp. (1)	138	17,657
Dick's Sporting Goods, Inc.	480	14,976
Dine Brands Global, Inc.	14	943
Domino's Pizza, Inc.	923	228,895
Dunkin' Brands Group, Inc.	218	13,978
El Pollo Loco Holdings, Inc. (1)	61	925
Ethan Allen Interiors, Inc.	1,966	34,582
Etsy, Inc. (1)	616	29,303
Express, Inc. (1)	661	3,378
Extended Stay America, Inc.	3,305	51,228
Flexsteel Industries, Inc.	131	2,892
Foot Locker, Inc.	1,022	54,370
Ford Motor Co.	28,909	221,154
Fox Factory Holding Corp. (1)	355	20,899
Garmin, Ltd.	1,017	64,396
Gentex Corp.	5,087	102,808
H&R Block, Inc.	2,374	60,228
Helen of Troy, Ltd. (1)	121	15,873
J Alexander's Holdings, Inc. (1)	655	5,391
Kohl's Corp.	730	48,428
Lands' End, Inc. (1)	110	1,563
La-Z-Boy, Inc.	669	18,538
Lear Corp.	996	122,369
Liberty Expedia Holdings, Inc. (1)	2,676	104,658
Lululemon Athletica, Inc. (1)	1,680	204,305
M/I Homes, Inc. (1)	857	18,014
Macy's, Inc.	1,974	58,786
Malibu Boats, Inc. (1)	170	5,916
MasterCraft Boat Holdings, Inc. (1)	226	4,226
MDC Holdings, Inc.	697	19,593
NIKE, Inc. - Class B	598	44,336
Norwegian Cruise Line Holdings, Ltd. (1)	2,690	114,029
Nutrisystem, Inc.	11	483
NVR, Inc. (1)	71	173,026
Office Depot, Inc.	1,729	4,461

The accompanying notes are an integral part of these financial statements.

Page 98	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Penn National Gaming, Inc. (1)	842	15,855
Ross Stores, Inc.	4,371	363,667
Signet Jewelers, Ltd.	134	4,257
Speedway Motorsports, Inc.	489	7,956
Starbucks Corp.	10,232	658,941
Stoneridge, Inc. (1)	410	10,107
Superior Industries International, Inc.	84	404
Target Corp.	13,147	868,885
Taylor Morrison Home Corp. (1)	2,916	46,364
Thor Industries, Inc.	329	17,108
TJX Cos., Inc./The	26,344	1,178,631
Tower International, Inc.	670	15,946
Turtle Beach Corp. (1)	117	1,670
Vera Bradley, Inc. (1)	1,284	11,004
Wendy's Co./The	813	12,691
Wyndham Hotels & Resorts, Inc.	4,805	218,003
Yum! Brands, Inc.	7,875	723,870
ZAGG, Inc. (1)	12	117
		9,843,638

Consumer Staples — 3.0%
Boston Beer Co., Inc./The (1)	8	1,927
Church & Dwight Co., Inc.	1,169	76,873
Conagra Brands, Inc.	3,241	69,228
Costco Wholesale Corp.	1,111	226,322
Flowers Foods, Inc.	2,101	38,805
Hershey Co./The	1,616	173,203
Keurig Dr Pepper, Inc.	1,354	34,717
Kroger Co./The	7,509	206,498
Lamb Weston Holdings, Inc.	2,863	210,602
Medifast, Inc.	20	2,500
Molson Coors Brewing Co.	4,210	236,434
Natural Grocers by Vitamin Cottage, Inc. (1)	196	3,005
PepsiCo, Inc.	14,481	1,599,861
Procter & Gamble Co./The	8,993	826,637
Simply Good Foods Co./The (1)	1,053	19,902
SpartanNash Co.	43	739
Sprouts Farmers Market, Inc. (1)	1,984	46,644
Tyson Foods, Inc.	5,512	294,341
Village Super Market, Inc.	688	18,397
Walgreens Boots Alliance, Inc.	10,679	729,696
Walmart, Inc.	5,148	479,536
		5,295,867

Energy — 5.1%
Anadarko Petroleum Corp.	5,923	259,664
Arch Coal, Inc. - Class A	243	20,167
Archrock, Inc.	3,495	26,178
C&J Energy Services, Inc. (1)	18	243
Cactus, Inc. (1)	1,040	28,506
Chesapeake Energy Corp. (1)	8,518	17,888
Chevron Corp.	6,093	662,857
ConocoPhillips	19,436	1,211,835
CONSOL Energy, Inc. (1)	249	7,896
Covia Holdings Corp. (1)	4,938	16,888
CVR Energy, Inc.	357	12,309
Denbury Resources, Inc. (1)	509	870
Earthstone Energy, Inc. (1)	1,287	5,817
EOG Resources, Inc.	1,060	92,443
Evolution Petroleum Corp.	1,241	8,464
Exxon Mobil Corp.	20,907	1,425,648
Gulfport Energy Corp. (1)	2,129	13,945
Hallador Energy Co.	447	2,266
Helix Energy Solutions Group, Inc. (1)	723	3,911
Helmerich & Payne, Inc.	1,939	92,956
HollyFrontier Corp.	3,937	201,259
Keane Group, Inc. (1)	3,551	29,047
KLX Energy Services Holdings, Inc. (1)	112	2,626
Mammoth Energy Services, Inc.	510	9,170
Marathon Oil Corp.	26,084	374,045
Marathon Petroleum Corp.	18,542	1,094,163
Matrix Service Co. (1)	1,604	28,776
Northern Oil and Gas, Inc. (1)	2,334	5,275
Occidental Petroleum Corp.	15,899	975,881
Overseas Shipholding Group, Inc. (1)	381	632
PBF Energy, Inc.	3,112	101,669
Peabody Energy Corp.	1,483	45,202
Penn Virginia Corp. (1)	91	4,919
Phillips 66	12,432	1,071,017
Pioneer Energy Services Corp. (1)	281	346
Profire Energy, Inc. (1)	562	815
ProPetro Holding Corp. (1)	1,822	22,447
Renewable Energy Group, Inc. (1)	177	4,549
SEACOR Holdings, Inc. (1)	117	4,329
Southwestern Energy Co. (1)	3,857	13,152
Targa Resources Corp.	833	30,005
Unit Corp. (1)	708	10,110
Valero Energy Corp.	12,249	918,308
W&T Offshore, Inc. (1)	2,805	11,557
WildHorse Resource Development Corp. (1)	731	10,314
World Fuel Services Corp.	1,242	26,591
		8,906,955

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 99

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Financials — 9.4%
American Equity Investment Life Holding Co.	720	20,117
Arbor Realty Trust, Inc.	6,562	66,079
Arthur J Gallagher & Co.	766	56,454
Bancorp, Inc./The (1)	4,832	38,463
Bank of America Corp.	76,703	1,889,962
Bank of NT Butterfield & Son, Ltd./The	1,559	48,875
BankUnited, Inc.	276	8,263
Baycom Corp. (1)	87	2,009
BB&T Corp.	8,090	350,459
Berkshire Hathaway, Inc. - Class B (1)	13,428	2,741,729
Blucora, Inc. (1)	203	5,408
Cherry Hill Mortgage Investment Corp.	5,546	97,277
CIT Group, Inc.	144	5,511
Citizens Financial Group, Inc.	3,659	108,782
Credit Acceptance Corp. (1)	168	64,136
Discover Financial Services	14,480	854,030
Essent Group, Ltd. (1)	94	3,213
FB Financial Corp.	228	7,985
Fidelity National Financial, Inc.	977	30,717
Fifth Third Bancorp	21,049	495,283
First BanCorp/Puerto Rico	10,008	86,069
First Bancorp/Southern Pines NC	407	13,293
First Interstate BancSystem, Inc.	574	20,985
FirstCash, Inc.	811	58,676
Genworth Financial, Inc. (1)	1,151	5,364
Goosehead Insurance, Inc. (1)	232	6,099
Health Insurance Innovations, Inc. - Class A (1)	425	11,360
Huntington Bancshares, Inc./OH	32,602	388,616
Independent Bank Corp./MI	672	14,125
Investment Technology Group, Inc.	156	4,717
JPMorgan Chase & Co.	16,302	1,591,401
KeyCorp	3,600	53,208
Ladder Capital Corp.	6,086	94,150
Loews Corp.	720	32,774
MB Financial, Inc.	8,130	322,192
MBT Financial Corp.	2,395	22,274
MGIC Investment Corp. (1)	4,601	48,126
Moelis & Co.	1,507	51,811
Mr Cooper Group, Inc. (1)	1,185	13,829
National General Holdings Corp.	1,750	42,368
New Residential Investment Corp.	25,538	362,895
NewStar Financial Contingent Value Rights (1)(7)	179	—
NMI Holdings, Inc. - Class A (1)	750	13,388
Northrim BanCorp, Inc.	585	19,229
OFG Bancorp	1,571	25,859
Old Republic International Corp.	15,474	318,300
On Deck Capital, Inc. (1)	1,152	6,797
Oppenheimer Holdings, Inc.	2,469	63,083
PacWest Bancorp	7,017	233,526
PennyMac Financial Services, Inc.	1,360	28,914
Popular, Inc.	4,580	216,268
Progressive Corp./The	17,703	1,068,022
Prudential Financial, Inc.	8,392	684,368
Pzena Investment Management, Inc.	1,736	15,016
Radian Group, Inc.	5,723	93,628
Regions Financial Corp.	55,154	737,961
Reinsurance Group of America, Inc.	1,736	243,439
Santander Consumer USA Holdings, Inc.	1,068	18,786
Stewart Information Services Corp.	2,136	88,430
SunTrust Banks, Inc.	17,639	889,711
Synchrony Financial	4,168	97,781
TCF Financial Corp.	15,930	310,476
Universal Insurance Holdings, Inc.	618	23,435
Waddell & Reed Financial, Inc.	157	2,839
Walker & Dunlop, Inc.	1,039	44,937
Wells Fargo & Co.	22,759	1,048,735
		16,432,012

Healthcare — 13.9%
Abbott Laboratories	4,913	355,357
AbbVie, Inc.	6,981	643,578
ABIOMED, Inc. (1)	641	208,351
ACADIA Pharmaceuticals, Inc. (1)	1,211	19,582
Acceleron Pharma, Inc. (1)	168	7,316
Achillion Pharmaceuticals, Inc. (1)	4,305	6,845
Acorda Therapeutics, Inc. (1)	1,388	21,625
ADMA Biologics, Inc. (1)	310	741
Adverum Biotechnologies, Inc. (1)	832	2,621
Aeglea BioTherapeutics, Inc. (1)	534	4,000
Akebia Therapeutics, Inc. (1)	468	2,588
Aldeyra Therapeutics, Inc. (1)	1,357	11,263
Alexion Pharmaceuticals, Inc. (1)	2,832	275,724
Alkermes PLC (1)	548	16,171
Allena Pharmaceuticals, Inc. (1)	347	1,891
Allergan PLC	3,646	487,324
AMAG Pharmaceuticals, Inc. (1)	1,345	20,431
Amedisys, Inc. (1)	139	16,278
AmerisourceBergen Corp.	554	41,218
Amgen, Inc.	7,597	1,478,908
Amphastar Pharmaceuticals, Inc. (1)	787	15,661

The accompanying notes are an integral part of these financial statements.

Page 100	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ampio Pharmaceuticals, Inc. (1)	2,450	967
Apellis Pharmaceuticals, Inc. (1)	97	1,279
AquaBounty Technologies, Inc. (1)	3,494	7,163
Aquestive Therapeutics, Inc. (1)	594	3,742
Aratana Therapeutics, Inc. (1)	90	552
Arbutus Biopharma Corp. (1)	286	1,095
Arena Pharmaceuticals, Inc. (1)	864	33,653
ArQule, Inc. (1)	2,902	8,039
Array BioPharma, Inc. (1)	741	10,559
Arrowhead Pharmaceuticals, Inc. (1)	690	8,570
Assertio Therapeutics, Inc. (1)	1,454	5,249
Atara Biotherapeutics, Inc. (1)	378	13,132
AVEO Pharmaceuticals, Inc. (1)	501	802
Avid Bioservices, Inc. (1)	1,479	6,064
Baxter International, Inc.	16,189	1,065,560
BioCryst Pharmaceuticals, Inc. (1)	392	3,163
Biogen, Inc. (1)	3,734	1,123,635
Bio-Techne Corp.	113	16,353
BioTelemetry, Inc. (1)	371	22,156
Bruker Corp.	1,247	37,123
Calithera Biosciences, Inc. (1)	2,486	9,969
Cardinal Health, Inc.	6,440	287,224
CareDx, Inc. (1)	756	19,006
CASI Pharmaceuticals, Inc. (1)	1,971	7,923
Catalent, Inc. (1)	3,810	118,796
Catalyst Biosciences, Inc. (1)	21	166
Catalyst Pharmaceuticals, Inc. (1)	6,140	11,789
Celgene Corp. (1)	16,904	1,083,377
Cellular Biomedicine Group, Inc. (1)	282	4,980
Cerner Corp. (1)	5,010	262,724
Charles River Laboratories International, Inc. (1)	40	4,527
Chemed Corp.	14	3,966
ChemoCentryx, Inc. (1)	378	4,124
Chimerix, Inc. (1)	620	1,593
Collegium Pharmaceutical, Inc. (1)	664	11,401
CONMED Corp.	789	50,654
Cooper Cos., Inc./The	77	19,597
CVS Health Corp.	1,624	106,404
DexCom, Inc. (1)	34	4,073
Dicerna Pharmaceuticals, Inc. (1)	322	3,442
Dova Pharmaceuticals, Inc. (1)	96	728
Eli Lilly & Co.	4,326	500,605
Emergent BioSolutions, Inc. (1)	1,113	65,979
Enanta Pharmaceuticals, Inc. (1)	275	19,478
Encompass Health Corp.	1,576	97,239
Endo International PLC (1)	2,304	16,819
Ensign Group, Inc./The	246	9,542
Evolus, Inc. (1)	83	988
Exact Sciences Corp. (1)	299	18,867
Exelixis, Inc. (1)	2,727	53,640
Fate Therapeutics, Inc. (1)	228	2,925
Fennec Pharmaceuticals, Inc. (1)	465	2,967
Fortress Biotech, Inc. (1)	3,561	3,062
G1 Therapeutics, Inc. (1)	518	9,920
Genomic Health, Inc. (1)	398	25,635
Gilead Sciences, Inc.	18,587	1,162,617
Globus Medical, Inc. (1)	923	39,947
Haemonetics Corp. (1)	405	40,520
Halozyme Therapeutics, Inc. (1)	161	2,355
HCA Healthcare, Inc.	8,261	1,028,081
Hill-Rom Holdings, Inc.	2,546	225,448
HMS Holdings Corp. (1)	247	6,948
Hologic, Inc. (1)	268	11,015
Homology Medicines, Inc. (1)	59	1,319
Horizon Pharma Plc (1)	1,682	32,866
Humana, Inc.	997	285,621
ICU Medical, Inc. (1)	259	59,474
Incyte Corp. (1)	417	26,517
Innovate Biopharmaceuticals, Inc. (1)	667	1,541
Inovio Pharmaceuticals, Inc. (1)	2,033	8,132
Integer Holdings Corp. (1)	675	51,476
Intersect ENT, Inc. (1)	728	20,515
IntriCon Corp. (1)	48	1,266
Invitae Corp. (1)	2,498	27,628
IQVIA Holdings, Inc. (1)	4,943	574,228
Jazz Pharmaceuticals PLC (1)	165	20,453
Johnson & Johnson	12,432	1,604,350
Jounce Therapeutics, Inc. (1)	1,159	3,906
Kala Pharmaceuticals, Inc. (1)	89	435
Kindred Biosciences, Inc. (1)	1,714	18,768
Kura Oncology, Inc. (1)	201	2,822
Lannett Co., Inc. (1)	78	387
LivaNova PLC (1)	179	16,373
Luminex Corp.	381	8,805
MacroGenics, Inc. (1)	929	11,798
Madrigal Pharmaceuticals, Inc. (1)	72	8,116
Mallinckrodt PLC (1)	1,218	19,244
Marinus Pharmaceuticals, Inc. (1)	1,682	4,827
Masimo Corp. (1)	1,446	155,257
McKesson Corp.	195	21,542
Medtronic PLC	16,065	1,461,272
Merck & Co., Inc.	13,396	1,023,588
Minerva Neurosciences, Inc. (1)	1,926	12,981

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 101

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Mirati Therapeutics, Inc. (1)	315	13,362
Molecular Templates, Inc. (1)	1,426	5,761
Molina Healthcare, Inc. (1)	359	41,723
Momenta Pharmaceuticals, Inc. (1)	533	5,884
Mustang Bio, Inc. (1)	1,392	4,092
Mylan NV (1)	6,129	167,935
Myriad Genetics, Inc. (1)	364	10,581
Natera, Inc. (1)	390	5,444
Neurocrine Biosciences, Inc. (1)	935	66,768
NuVasive, Inc. (1)	1	50
Omnicell, Inc. (1)	110	6,736
OPKO Health, Inc. (1)	3,687	11,098
OraSure Technologies, Inc. (1)	366	4,275
Orthofix Medical, Inc. (1)	875	45,929
Owens & Minor, Inc.	1,866	11,812
Pacira Pharmaceuticals, Inc./DE (1)	716	30,802
PDL BioPharma, Inc. (1)	6,535	18,952
Perrigo Co. PLC	2,751	106,601
Pfizer, Inc.	48,203	2,104,061
Phibro Animal Health Corp.	771	24,795
Pieris Pharmaceuticals, Inc. (1)	1,686	4,485
PRA Health Sciences, Inc. (1)	444	40,830
Premier, Inc. - Class A (1)	2,744	102,488
Prestige Consumer Healthcare, Inc. (1)	542	16,737
Proteostasis Therapeutics, Inc. (1)	1,710	5,540
Providence Service Corp./The (1)	172	10,323
PTC Therapeutics, Inc. (1)	226	7,756
Quidel Corp. (1)	111	5,419
Ra Pharmaceuticals, Inc. (1)	721	13,122
Reata Pharmaceuticals, Inc. (1)	142	7,966
Recro Pharma, Inc. (1)	422	2,996
Regeneron Pharmaceuticals, Inc. (1)	2,505	935,618
REGENXBIO, Inc. (1)	336	14,095
Repligen Corp. (1)	580	30,589
RTI Surgical, Inc. (1)	108	400
Sarepta Therapeutics, Inc. (1)	255	27,828
SeaSpine Holdings Corp. (1)	211	3,849
Sienna Biopharmaceuticals, Inc. (1)	515	1,195
SIGA Technologies, Inc. (1)	409	3,231
Solid Biosciences, Inc. (1)	11	295
Spring Bank Pharmaceuticals, Inc. (1)	217	2,255
STAAR Surgical Co. (1)	279	8,903
STERIS PLC	615	65,713
Supernus Pharmaceuticals, Inc. (1)	202	6,710
Surface Oncology, Inc. (1)	1,568	6,648
Surmodics, Inc. (1)	101	4,773
Syneos Health, Inc. (1)	1,032	40,609
Tandem Diabetes Care, Inc. (1)	449	17,049
Tenet Healthcare Corp. (1)	724	12,409
Tocagen, Inc. (1)	1,658	13,612
United Therapeutics Corp. (1)	1,594	173,587
UnitedHealth Group, Inc.	6,267	1,561,235
Universal Health Services, Inc.	518	60,378
Unum Therapeutics, Inc. (1)	98	431
Vanda Pharmaceuticals, Inc. (1)	1,039	27,149
Varian Medical Systems, Inc. (1)	97	10,991
Veeva Systems, Inc. (1)	114	10,182
Veracyte, Inc. (1)	833	10,479
Vericel Corp. (1)	461	8,021
Vertex Pharmaceuticals, Inc. (1)	3,497	579,488
Viking Therapeutics, Inc. (1)	1,143	8,744
Vital Therapies, Inc. (1)	929	173
WaVe Life Sciences, Ltd. (1)	135	5,675
West Pharmaceutical Services, Inc.	649	63,621
Xencor, Inc. (1)	345	12,475
Zafgen, Inc. (1)	1,598	7,910
Zimmer Biomet Holdings, Inc.	4,462	462,799
Zoetis, Inc.	2,387	204,184
		24,160,522

Industrials — 5.0%
ACCO Brands Corp.	4,055	27,493
Albany International Corp.	279	17,418
Allison Transmission Holdings, Inc.	4,616	202,689
Ameresco, Inc. - Class A (1)	372	5,245
ArcBest Corp.	442	15,143
Armstrong World Industries, Inc.	1,733	100,878
Atkore International Group, Inc. (1)	1,303	25,852
Brady Corp.	1,647	71,579
Casella Waste Systems, Inc. (1)	573	16,325
CBIZ, Inc. (1)	478	9,417
Comfort Systems USA, Inc.	1,300	56,784
Commercial Vehicle Group, Inc. (1)	1,217	6,937
Covenant Transportation Group, Inc. (1)	412	7,910
Crane Co.	1,772	127,903
CSX Corp.	18,342	1,139,588
Delta Air Lines, Inc.	5,206	259,779
Donaldson Co., Inc.	429	18,614
Eagle Bulk Shipping, Inc. (1)	1,907	8,791
EnerSys	1,131	87,777
ESCO Technologies, Inc.	8	528
Esterline Technologies Corp. (1)	65	7,894
Federal Signal Corp.	2,122	42,228
Forward Air Corp.	1,046	57,373

The accompanying notes are an integral part of these financial statements.

Page 102	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Foundation Building Materials, Inc. (1)	454	3,773
Global Brass & Copper Holdings, Inc.	1,110	27,917
Gorman-Rupp Co./The	458	14,844
Graco, Inc.	1,248	52,229
Harsco Corp. (1)	1,517	30,128
Hawaiian Holdings, Inc.	21	555
HD Supply Holdings, Inc. (1)	1,568	58,831
Herman Miller, Inc.	510	15,428
Hillenbrand, Inc.	2,713	102,904
HNI Corp.	100	3,543
Huntington Ingalls Industries, Inc.	611	116,279
Hyster-Yale Materials Handling, Inc.	182	11,277
Ingersoll-Rand PLC	1,633	148,979
Insperity, Inc.	270	25,207
ITT, Inc.	506	24,425
Kadant, Inc.	287	23,379
KAR Auction Services, Inc.	1,351	64,470
KBR, Inc.	1,323	20,083
Kelly Services, Inc. - Class A	911	18,657
Kennametal, Inc.	952	31,683
Kforce, Inc.	719	22,231
Kimball International, Inc. - Class B	1,100	15,609
Landstar System, Inc.	1,321	126,380
LSC Communications, Inc.	643	4,501
ManpowerGroup, Inc.	35	2,268
Masonite International Corp. (1)	380	17,035
Matson, Inc.	2,014	64,488
Milacron Holdings Corp. (1)	142	1,688
Miller Industries, Inc./TN	726	19,602
MSC Industrial Direct Co., Inc.	1,543	118,688
Navigant Consulting, Inc.	1,643	39,514
NCI Building Systems, Inc. (1)	3,730	27,043
Nexeo Solutions, Inc. (1)	2,560	21,990
Norfolk Southern Corp.	7,378	1,103,306
nVent Electric PLC	291	6,536
Old Dominion Freight Line, Inc.	123	15,189
Oshkosh Corp.	1,152	70,629
PACCAR, Inc.	10,482	598,941
Park-Ohio Holdings Corp.	22	675
Patrick Industries, Inc. (1)	337	9,979
Pitney Bowes, Inc.	97	573
Quad/Graphics, Inc.	1,020	12,566
Quanex Building Products Corp.	500	6,795
Quanta Services, Inc.	2,407	72,451
Radiant Logistics, Inc. (1)	1,258	5,347
Regal Beloit Corp.	41	2,872
Rollins, Inc.	336	12,130
RR Donnelley & Sons Co.	2,037	8,067
Spirit AeroSystems Holdings, Inc.	1,065	76,776
Steelcase, Inc. - Class A	2,263	33,560
Tetra Tech, Inc.	253	13,098
Timken Co./The	796	29,707
Toro Co./The	2,583	144,338
TriMas Corp. (1)	25	682
UniFirst Corp./MA	157	22,462
Union Pacific Corp.	9,598	1,326,732
United Continental Holdings, Inc. (1)	10,830	906,796
Universal Logistics Holdings, Inc.	2	36
US Xpress Enterprises, Inc. (1)	1,353	7,590
Vectrus, Inc. (1)	845	18,235
Wabash National Corp.	2,830	37,016
Waste Management, Inc.	5,198	462,570
WW Grainger, Inc.	329	92,896
		8,688,323

Information Technology — 13.3%
Accenture PLC	8,643	1,218,749
ACI Worldwide, Inc. (1)	1,340	37,078
Adobe, Inc. (1)	4,084	923,964
Advanced Micro Devices, Inc. (1)	4,335	80,024
Amkor Technology, Inc. (1)	4,907	32,190
Apple, Inc.	23,372	3,686,699
ARRIS International PLC (1)	784	23,967
Arrow Electronics, Inc. (1)	1,007	69,433
Aspen Technology, Inc. (1)	813	66,812
Avaya Holdings Corp. (1)	1,156	16,831
Avnet, Inc.	4,833	174,471
Booz Allen Hamilton Holding Corp.	3,016	135,931
Bottomline Technologies DE, Inc. (1)	700	33,600
Cabot Microelectronics Corp.	230	21,931
CACI International, Inc. - Class A (1)	342	49,258
Cadence Design Systems, Inc. (1)	7,138	310,360
CDK Global, Inc.	460	22,025
CDW Corp./DE	824	66,785
Ciena Corp. (1)	2,604	88,302
Cirrus Logic, Inc. (1)	1,329	44,096
Cisco Systems, Inc.	27,884	1,208,214
Citrix Systems, Inc.	425	43,546
CommVault Systems, Inc. (1)	80	4,727
Comtech Telecommunications Corp.	1,271	30,936
Dell Technologies, Inc. - Class C (1)	5,750	281,003
Dolby Laboratories, Inc.	1,715	106,056
DXC Technology Co.	4,933	262,288
Electro Scientific Industries, Inc. (1)	149	4,464

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 103

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Euronet Worldwide, Inc. (1)	304	31,124
EVERTEC, Inc.	338	9,701
F5 Networks, Inc. (1)	1,380	223,601
Fabrinet (1)	920	47,205
Fair Isaac Corp. (1)	38	7,106
Fortinet, Inc. (1)	5,880	414,128
Hackett Group, Inc./The	165	2,642
HP, Inc.	44,805	916,710
Immersion Corp. (1)	1,101	9,865
Insight Enterprises, Inc. (1)	722	29,422
Integrated Device Technology, Inc. (1)	338	16,369
Intel Corp.	23,753	1,114,728
InterDigital, Inc.	1,582	105,092
International Business Machines Corp.	732	83,206
Intuit, Inc.	5,762	1,134,250
j2 Global, Inc.	803	55,712
Jabil, Inc.	2,900	71,891
Juniper Networks, Inc.	11,049	297,329
KEMET Corp.	111	1,947
KLA-Tencor Corp.	892	79,825
Lam Research Corp.	448	61,004
Leidos Holdings, Inc.	1,501	79,133
LivePerson, Inc. (1)	593	11,184
Mastercard, Inc.	5,942	1,120,958
Micron Technology, Inc. (1)	30,059	953,772
Microsoft Corp.	37,930	3,852,550
Mitek Systems, Inc. (1)	498	5,383
MKS Instruments, Inc.	670	43,289
MoneyGram International, Inc. (1)	8,173	16,346
Monotype Imaging Holdings, Inc.	996	15,458
Motorola Solutions, Inc.	66	7,593
Nanometrics, Inc. (1)	262	7,160
National Instruments Corp.	20	908
NetApp, Inc.	6,471	386,125
Nuance Communications, Inc. (1)	10,887	144,035
Oracle Corp.	24,639	1,112,451
PC Connection, Inc.	370	11,000
Perficient, Inc. (1)	363	8,080
Photronics, Inc. (1)	2,913	28,198
Progress Software Corp.	1,414	50,183
PTC, Inc. (1)	91	7,544
Quantenna Communications, Inc. (1)	2,030	29,131
SailPoint Technologies Holding, Inc. (1)	457	10,735
Semtech Corp. (1)	501	22,981
SendGrid, Inc. (1)	668	28,838
SMART Global Holdings, Inc. (1)	277	8,227
SPS Commerce, Inc. (1)	111	9,144
SS&C Technologies Holdings, Inc.	304	13,713
Symantec Corp.	7,170	135,477
Synopsys, Inc. (1)	2,814	237,051
Tableau Software, Inc. (1)	231	27,720
Tech Data Corp. (1)	790	64,630
Trade Desk, Inc./The (1)	176	20,427
Ubiquiti Networks, Inc.	151	15,011
Ultimate Software Group, Inc./The (1)	23	5,632
Unisys Corp. (1)	1,063	12,363
Verint Systems, Inc. (1)	2,665	112,756
Versum Materials, Inc.	32	887
Visa, Inc.	887	117,031
Vishay Precision Group, Inc. (1)	321	9,704
Workiva, Inc. (1)	179	6,424
Xilinx, Inc.	3,442	293,155
Zebra Technologies Corp. - Class A (1)	1,727	274,990
Zix Corp. (1)	1,491	8,543
		23,082,517

Materials — 1.6%
A. Schulman, Inc. Contingent Value Rights (1)(7)	98	—
CF Industries Holdings, Inc.	2,365	102,901
Chemours Co./The	2,216	62,536
Eagle Materials, Inc.	2,696	164,537
Forterra, Inc. (1)	28	105
FutureFuel Corp.	759	12,038
Greif, Inc. - Class A	1,778	65,982
Huntsman Corp.	940	18,133
International Paper Co.	7,942	320,539
Kraton Corp. (1)	94	2,053
Louisiana-Pacific Corp.	2,840	63,105
LyondellBasell Industries NV	11,558	961,163
Materion Corp.	75	3,374
Mosaic Co./The	1,828	53,396
Nucor Corp.	8,521	441,473
PPG Industries, Inc.	1,736	177,471
Reliance Steel & Aluminum Co.	852	60,637
Schnitzer Steel Industries, Inc.	565	12,176
Steel Dynamics, Inc.	5,546	166,602
Stepan Co.	139	10,286
Trinseo SA	738	33,786
Verso Corp. (1)	753	16,867
		2,749,160

The accompanying notes are an integral part of these financial statements.

Page 104	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Real Estate Investment Trust — 2.7%
American Assets Trust, Inc.	1,436	57,684
American Tower Corp.	1,551	245,353
Camden Property Trust	96	8,453
CatchMark Timber Trust, Inc.	3,440	24,424
CoreCivic, Inc.	4,063	72,443
CubeSmart	2,076	59,560
Essex Property Trust, Inc.	3,814	935,231
Front Yard Residential Corp.	9	79
Gaming and Leisure Properties, Inc.	389	12,569
GEO Group, Inc./The	1,181	23,266
Gladstone Commercial Corp.	461	8,261
Hospitality Properties Trust	7,753	185,142
Host Hotels & Resorts, Inc.	13,604	226,779
Kite Realty Group Trust	2,170	30,575
Lamar Advertising Co.	3,695	255,620
Liberty Property Trust	743	31,117
National Health Investors, Inc.	755	57,033
Pebblebrook Hotel Trust	1,302	36,860
Piedmont Office Realty Trust, Inc.	6,315	107,608
PotlatchDeltic Corp.	56	1,772
PS Business Parks, Inc.	816	106,896
Rayonier, Inc.	38	1,052
Realogy Holdings Corp.	286	4,198
Redfin Corp. (1)	194	2,794
Retail Properties of America, Inc.	6,549	71,057
Retail Value, Inc.	1,883	48,186
Simon Property Group, Inc.	6,389	1,073,288
Tanger Factory Outlet Centers, Inc.	4,154	83,994
Trinity Place Holdings, Inc. (1)	97	421
UDR, Inc.	21,861	866,133
Urstadt Biddle Properties, Inc.	772	14,838
		4,652,686

Utilities — 2.5%
AES Corp./VA	3,371	48,745
CenterPoint Energy, Inc.	21,546	608,244
Clearway Energy, Inc.	466	7,885
DTE Energy Co.	417	45,995
Exelon Corp.	24,061	1,085,151
MDU Resources Group, Inc.	4,261	101,582
NextEra Energy, Inc.	7,361	1,279,489
NorthWestern Corp.	481	28,591
NRG Energy, Inc.	5,280	209,088
OGE Energy Corp.	9,199	360,509
Portland General Electric Co.	532	24,392
SJW Group	218	12,125
UGI Corp.	11,622	620,028
		4,431,824

Total Common Stocks (Cost $121,566,239)		121,043,892

Registered Investment Companies — 6.0%
iShares Core MSCI EAFE ETF (8)	15,725	864,875
iShares Core U.S. Aggregate Bond ETF (8)	89,591	9,540,546
Total Registered Investment Companies (Cost $10,322,401)		10,405,421

Money Market Registered Investment Companies — 21.9%
Morgan Stanley Government Institutional Fund, 2.32% (3)	26,838	26,838
Meeder Institutional Prime Money Market Fund, 2.43% (4)	38,102,700	38,098,890
Total Money Market Registered Investment Companies (Cost $38,125,020)		38,125,728

Bank Obligations — 0.7%
First Merchants Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,321	249,321
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,313	249,313
Pacific Mercantile Bank Deposit Account, 2.20%, 1/2/2019 (5)	249,289	249,289
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,290	249,290
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (5)	249,193	249,193
Total Bank Obligations (Cost $1,246,406)		1,246,406
Total Investments — 98.2% (Cost $171,260,066)		170,821,447
Other Assets less Liabilities — 1.8%		3,073,620
Total Net Assets — 100.0%		173,895,067

Trustee Deferred Compensation (6)
Meeder Balanced Fund	3,228	35,766
Meeder Dynamic Allocation Fund	8,254	80,807
Meeder Muirfield Fund	3,447	24,681
Meeder Conservative Allocation Fund	930	19,697
Total Trustee Deferred Compensation (Cost $159,345)		160,951

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 105

Schedule of Investments
December 31, 2018

Dynamic Allocation Fund
	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Index Futures	309	3/15/2019	26,512,200	(420,511)
Mini MSCI Emerging Markets Index Futures	142	3/15/2019	6,864,280	(23,448)
Russell 2000 Mini Index Futures	11	3/15/2019	741,950	(30,412)
Standard & Poors 500 Mini Futures	49	3/15/2019	6,137,740	(185,125)
E-mini Standard & Poors MidCap 400 Futures	11	3/15/2019	1,828,420	(65,990)
Total Futures Contracts	522		42,084,590	(725,486)

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Dynamic Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 106	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 81.2%
Communication Services — 2.5%
Interpublic Group of Cos., Inc./The	30,684	633,011
TripAdvisor, Inc. (1)	18,549	1,000,533
		1,633,544

Consumer Discretionary — 21.7%
Advance Auto Parts, Inc.	5,551	874,060
Big Lots, Inc. (2)	12,479	360,893
BorgWarner, Inc.	11,126	386,517
Brinker International, Inc.	19,666	864,911
Capri Holdings, Ltd. (1)	12,632	479,005
Cheesecake Factory, Inc./The	14,399	626,500
Dillard's, Inc. (2)	11,686	704,783
Foot Locker, Inc.	17,433	927,436
Goodyear Tire & Rubber Co./The	17,667	360,583
H&R Block, Inc.	28,426	721,168
Harley-Davidson, Inc.	16,685	569,292
International Speedway Corp.	19,634	861,147
Kohl's Corp.	14,455	958,945
Leggett & Platt, Inc.	16,460	589,926
Macy's, Inc.	32,645	972,168
Nordstrom, Inc.	16,293	759,417
Papa John's International, Inc.	8,769	349,094
PulteGroup, Inc.	23,461	609,751
PVH Corp.	4,767	443,093
Ralph Lauren Corp.	7,236	748,637
Tractor Supply Co.	10,391	867,025
		14,034,351

Consumer Staples — 1.5%
Boston Beer Co., Inc./The (1)	4,013	966,491
		966,491

Energy — 3.8%
Gulfport Energy Corp. (1)	41,563	272,238
Helmerich & Payne, Inc.	12,004	575,472
Newfield Exploration Co. (1)	16,600	243,356
Oceaneering International, Inc. (1)	34,346	415,587
QEP Resources, Inc. (1)	41,179	231,838
Rowan Cos. Plc (1)	32,598	273,497
World Fuel Services Corp.	19,700	421,777
		2,433,765

Financials — 7.7%
Assurant, Inc.	8,052	720,171
Everest Re Group, Ltd.	3,090	672,878
Genworth Financial, Inc. (1)	256,959	1,197,429
People's United Financial, Inc.	30,302	437,258
Torchmark Corp.	8,860	660,336
Trustmark Corp.	24,604	699,492
Wells Fargo & Co. (1)(7)	1	—
Zions Bancorp NA	14,565	593,378
		4,980,942

Healthcare — 8.7%
Avanos Medical, Inc. (1)	16,343	732,003
Cooper Cos., Inc./The	3,325	846,213
Endo International PLC (1)	48,135	351,386
Mallinckrodt PLC (1)	34,814	550,061
Patterson Cos., Inc.	15,009	295,077
PerkinElmer, Inc.	10,353	813,228
Prestige Consumer Healthcare, Inc. (1)	12,936	399,464
Universal Health Services, Inc.	7,022	818,484
Varian Medical Systems, Inc. (1)	7,280	824,897
		5,630,813

Industrials — 11.5%
AO Smith Corp.	8,495	362,737
Esterline Technologies Corp. (1)	9,879	1,199,805
Fluor Corp.	14,812	476,946
Fortune Brands Home & Security, Inc.	11,334	430,579
GATX Corp.	11,116	787,124
Herman Miller, Inc.	19,108	578,017
HNI Corp.	18,800	666,084
Jacobs Engineering Group, Inc.	11,465	670,244
Pitney Bowes, Inc.	49,438	292,179
Quanta Services, Inc.	18,752	564,435
Robert Half International, Inc.	13,397	766,308
Snap-on, Inc.	4,517	656,275
		7,450,733

Information Technology — 8.9%
CommVault Systems, Inc. (1)	10,947	646,858
F5 Networks, Inc. (1)	5,763	933,779
FLIR Systems, Inc.	14,966	651,620
Juniper Networks, Inc.	19,360	520,978
LiveRamp Holdings, Inc. (1)	18,022	696,190
Qorvo, Inc. (1)	10,779	654,609
Synaptics, Inc. (1)	16,387	609,760
Western Union Co./The	29,317	500,148
Xerox Corp.	26,140	516,526
		5,730,468

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 107

Schedule of Investments
December 31, 2018

Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Materials — 4.5%
Avery Dennison Corp.	6,712	602,939
Carpenter Technology Corp.	14,905	530,767
CF Industries Holdings, Inc.	19,111	831,520
Minerals Technologies, Inc.	7,215	370,418
Mosaic Co./The	19,406	566,849
		2,902,493

Real Estate Investment Trust — 5.9%
Apartment Investment & Management Co.	18,555	814,193
Duke Realty Corp.	28,589	740,455
Kimco Realty Corp.	19,640	287,726
PotlatchDeltic Corp.	17,196	544,081
SL Green Realty Corp.	7,648	604,804
UDR, Inc.	20,848	825,998
		3,817,257

Utilities — 4.5%
AES Corp./VA	72,315	1,045,674
NRG Energy, Inc.	26,360	1,043,856
Pinnacle West Capital Corp.	9,415	802,155
		2,891,685

Total Common Stocks (Cost $49,397,351)		52,472,542

Money Market Registered Investment Companies — 16.3%
Morgan Stanley Government Institutional Fund, 2.32% (3)	912,691	912,691
Meeder Institutional Prime Money Market Fund, 2.43% (4)	9,651,759	9,650,794
Total Money Market Registered Investment Companies (Cost $10,563,485)		10,563,485

Bank Obligations — 1.9%
First Merchants Bank Deposit Account, 2.10%, 1/2/2019 (5)	249,221	249,221
Metro City Bank Deposit Account, 2.10%, 1/2/2019 (5)	223,635	223,635
Pacific Mercantile Bank Deposit Account, 2.20%, 1/2/2019 (5)	249,288	249,288
Pacific Premier Bank Deposit Account, 2.30%, 1/2/2019 (5)	249,192	249,192
Seacoast Community Bank Deposit Account, 2.00%, 1/2/2019 (5)	249,193	249,193
Total Bank Obligations (Cost $1,220,529)		1,220,529
Total Investments — 99.4% (Cost $61,181,365)		64,256,556
Other Assets less Liabilities — 0.6%		399,842
Total Net Assets — 100.0%		64,656,398

Trustee Deferred Compensation (6)
Meeder Balanced Fund	950	10,526
Meeder Dynamic Allocation Fund	2,379	23,290
Meeder Muirfield Fund	1,082	7,747
Meeder Conservative Allocation Fund	273	5,782
Total Trustee Deferred Compensation (Cost $47,890)		47,345

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
E-mini Standard & Poors MidCap 400 Futures	71	3/15/2019	11,801,620	(511,843)
Total Futures Contracts	71		11,801,620	(511,843)

(1)	Represents non-income producing securities.
(2)	All or a portion of this security is on loan.
(3)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2018.
(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(5)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(6)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

Page 108	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 84.3%
American Beacon SiM High Yield Opportunities Fund - Class I	96,187	868,573
Baird Core Plus Bond Fund - Class I	384,700	4,162,458
Dodge & Cox Income Fund	357,281	4,737,548
DoubleLine Total Return Bond Fund - Class I	460,162	4,794,888
Frost Total Return Bond Fund - Class I	460,070	4,692,711
Guggenheim Total Return Bond Fund - Class I	178,397	4,743,572
iShares Core U.S. Aggregate Bond ETF (3)	61,396	6,538,060
Lord Abbett High Yield Fund - Class I	121,327	839,580
Payden Emerging Markets Bond Fund - Class I	100,886	1,260,066
PGIM Total Return Bond Fund - Class R6	194,648	2,711,444
PIMCO Investment Grade Credit Bond Fund - Class I	116,878	1,158,261
Pioneer Bond Fund - Class Y	473,761	4,391,764
Segall Bryant & Hamill Plus Bond Fund - Class I	392,937	4,019,745
TCW Emerging Markets Income Fund - Class I	256,742	1,969,212
Vanguard Intermediate-Term Corporate Bond ETF (3)	39,375	3,262,613
Vanguard Total Bond Market ETF (3)	80,018	6,338,226
Total Registered Investment Companies (Cost $57,352,443)		56,488,721

Money Market Registered Investment Companies — 4.3%
Meeder Institutional Prime Money Market Fund, 2.43% (1)	2,872,017	2,871,730
Total Money Market Registered Investment Companies (Cost $2,871,423)		2,871,730

U.S. Government Obligations — 11.5%
Government National Mortgage Association, 6.50%, due 7/20/2038	47,880	59,056
U.S. Treasury Note, 2.25%, due 11/15/2025	4,294,000	4,199,230
U.S. Treasury Note, 1.88%, due 12/31/2019	999,000	991,742
U.S. Treasury Note, 2.13%, due 12/31/2022	2,456,000	2,421,366
Total U.S. Government Obligations (Cost $7,684,703)		7,671,394
Total Investments — 100.1% (Cost $67,908,569)		67,031,845
Liabilities less Other Assets - (0.1%)		(92,720)
Total Net Assets — 100.0%		66,939,125

Trustee Deferred Compensation (2)
Meeder Balanced Fund	1,065	11,800
Meeder Dynamic Allocation Fund	2,597	25,425
Meeder Muirfield Fund	1,249	8,943
Meeder Conservative Allocation Fund	312	6,608
Total Trustee Deferred Compensation (Cost $56,217)		52,776

(1)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2018.
(2)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(3)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 109

Schedule of Investments
December 31, 2018

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 2.4%
First Merchants Bank Deposit Account	2.10	%(1)	01/02/19	248,429	248,429
Mid America Bank Deposit Account	2.25	%(1)	01/02/19	248,000	248,000
Pacific Mercantile Bank Deposit Account	2.20	%(1)	01/02/19	248,442	248,442
Pacific Premier Bank Deposit Account	2.30	%(1)	01/02/19	248,419	248,419
Total Bank Obligations (Cost $993,290)					993,290

Certificates of Deposit — 15.2%
Banco Estado Chile Yankee CD	2.59%		02/04/19	250,000	250,000
Banco Estado Chile Yankee CD	2.59%		02/12/19	250,000	250,000
Banco Estado Chile Yankee CD	2.55%		02/14/19	250,000	250,000
Banco Estado Chile Yankee CD	2.67%		03/06/19	250,000	250,000
Banco Estado Chile Yankee CD	2.51%		03/13/19	250,000	250,000
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.27%)	2.78	%(2)	01/28/19	250,000	249,991
Bank of Montreal Yankee CD (Quarterly U.S. LIBOR + 0.33%)	3.11	%(2)	03/12/19	250,000	250,318
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.21%)	2.92	%(2)	02/28/19	350,000	350,098
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.20%)	2.61	%(2)	01/10/19	500,000	500,013
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.26%)	2.85	%(2)	02/08/19	500,000	500,610
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.25%)	2.57	%(2)	02/18/19	250,000	250,091
Canadian Imperial Bank of NY Yankee CD (Quarterly U.S. LIBOR + 0.235%)	2.63	%(2)	01/03/19	500,000	500,002
Canadian Imperial Bank of NY Yankee CD (Quarterly U.S. LIBOR + 0.18%)	2.62	%(2)	01/18/19	250,000	250,041
Canadian Imperial Bank of NY Yankee CD (Quarterly U.S. LIBOR + 0.41%)	3.20	%(2)	03/20/19	250,000	250,344
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.22%)	2.69	%(2)	01/21/19	250,000	249,999
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.25%)	2.65	%(2)	01/11/19	250,000	250,000
Royal Bank of Canada Yankee CD (Quarterly U.S. LIBOR + 0.14%)	2.72	%(2)	02/04/19	548,000	548,050
Toronto Dominion Bank/New York, NY Yankee CD (Monthly U.S LIBOR + .14%)	2.61	%(2)	01/21/19	300,000	299,982
Toronto Dominion Bank/New York, NY Yankee CD (Quarterly U.S LIBOR + .21%)	2.95	%(2)	03/04/19	500,000	500,000
Total Certificates of Deposit (Cost $6,199,539)					6,199,539

Commercial Paper — 34.6%
American Honda Finance Corp.	2.42%		01/23/19	500,000	499,262
American Honda Finance Corp.	2.57%		02/21/19	250,000	249,097
BNP Paribas Fortis	2.53%		02/20/19	500,000	498,160
Canadian Imperial Holdings, Inc.	2.74%		04/15/19	250,000	248,043
Caterpillar, Inc.	2.72%		02/19/19	500,000	498,163
Caterpillar, Inc.	2.72%		03/04/19	250,000	248,838
Cooperatieve Rabobank	2.43%		02/11/19	250,000	249,314
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.15%)	2.66	%(2)	01/28/19	500,000	500,000
Credit Agricole Corporate and Investment Bank/New York	2.46%		01/24/19	250,000	249,610
Credit Agricole Corporate and Investment Bank/New York	2.57%		02/22/19	250,000	249,079
ExxonMobil	2.42%		01/10/19	1,500,000	1,499,090
ING US Funding, LLC	2.52%		02/08/19	250,000	249,340
ING US Funding, LLC	2.47%		02/21/19	250,000	249,136
ING US Funding, LLC	2.48%		03/05/19	500,000	497,861
JP Morgan Securities, LLC	2.54%		01/17/19	250,000	249,722
JP Morgan Securities, LLC	2.56%		02/19/19	250,000	249,143

The accompanying notes are an integral part of these financial statements.

Page 110	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
JP Morgan Securities, LLC	2.58%		03/20/19	250,000	248,619
JP Morgan Securities, LLC	2.83%		03/22/19	204,000	202,731
JP Morgan Securities, LLC	2.78%		04/03/19	250,000	248,243
JP Morgan Securities, LLC	2.88%		04/29/19	250,000	247,665
Mitsubishi International Corp	2.64%		02/12/19	500,000	498,472
Mitsubishi International Corp	2.72%		03/08/19	500,000	497,525
MUFG Bank LTD/New York, NY	2.67%		02/13/19	250,000	249,209
National Rural Utilities	2.50%		01/07/19	500,000	499,792
National Rural Utilities	2.42%		01/09/19	250,000	249,866
National Rural Utilities	2.58%		01/22/19	500,000	499,250
National Rural Utilities	2.58%		01/30/19	250,000	249,482
Natixis SA/ New York, NY	2.61%		01/31/19	500,000	498,917
Natixis SA/ New York, NY	2.49%		02/20/19	250,000	249,146
Natixis SA/ New York, NY	2.70%		03/07/19	250,000	248,790
Natixis SA/ New York, NY	2.58%		03/15/19	250,000	248,707
Paccar Financial Corp	2.44%		01/16/19	250,000	249,747
Paccar Financial Corp	2.45%		02/07/19	250,000	249,376
Prudential Financial, Inc.	2.45%		01/02/19	1,000,000	999,932
Royal Bank of Canada (Monthly U.S. LIBOR + 0.28%)	2.75	%(2)	01/22/19	500,000	500,000
Toyota Motor Credit Corp.	2.49%		03/11/19	250,000	248,821
Toyota Motor Credit Corp.	2.54%		04/01/19	250,000	248,431
Toyota Motor Credit Corp.	2.94%		06/13/19	250,000	246,714
Total Commercial Paper (Cost $14,163,293)					14,163,293

Corporate Obligations — 8.0%
Bank of Montreal (Quarterly U.S. LIBOR + 0.60%)	3.38	%(2)	03/12/19	752,000	755,263
IBM Credit, LLC (Quarterly U.S. LIBOR + .15%)	2.89	%(2)	03/06/19	670,000	669,337
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.24%)	2.95	%(2)	03/01/19	330,000	330,262
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.10%)	2.59	%(2)	01/25/19	500,000	499,969
US Bancorp (Quarterly U.S LIBOR + 0.40%)	2.89	%(2)	01/25/19	250,000	250,239
U.S. Bank N.A. Cincinnati (Quarterly U.S. LIBOR + 0.12%)	2.73	%(2)	02/14/19	500,000	500,057
Walt Disney Company (Quarterly U.S. LIBOR + 0.31%)	3.02	%(2)	02/28/19	250,000	250,317
Total Corporate Obligations (Cost $3,255,444)					3,255,444

Repurchase Agreements — 24.5%
INTL FCStone (Collateralized by $22,541,686 various GNMAs, FNMAs, and FMACs, 0.00% - 5.50%, due 2/1/19 - 2/16/59, fair value $5,103,559)(proceeds $5,000,903), purchase date 12/31/18	3.25%		01/02/19	5,000,000	5,000,000
South Street (Collateralized by $27,806,974 various FNMAs, FHLBs, FMACs, GNMAs, and SBAs, 2.38% - 6.63%, due 6/14/19 - 8/15/59, fair value $5,116,064)(proceeds $5,000,931), purchase date 12/31/18	3.35%		01/02/19	5,000,000	5,000,000
Total Repurchase Agreements (Cost $10,000,000)					10,000,000

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 111

Schedule of Investments
December 31, 2018

Prime Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government and Agency Obligations — 4.9%
Federal Home Loan Bank	2.32%	01/09/19	1,000,000	999,484
United States Treasury Bill	2.41%	01/22/19	1,000,000	998,618
Total U.S. Government and Agency Obligations (Cost $1,998,102)				1,998,102

Prime Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 10.4%
Fidelity Prime Institutional Money Market Portfolio, 2.47% (3)	599,161	599,400
Morgan Stanley Government Institutional Fund, 2.32% (3)	3,654,615	3,654,615
Total Money Market Registered Investment Companies (Cost $4,254,015)		4,254,015
Total Investments — 100.0% (Cost $40,863,683)		40,863,683
Other Assets less Liabilities — 0.0%		17,131
Total Net Assets — 100.0%		40,880,814

Trustee Deferred Compensation (4)
Meeder Balanced Fund	646	7,158
Meeder Dynamic Allocation Fund	1,653	16,183
Meeder Muirfield Fund	652	4,668
Meeder Conservative Allocation Fund	184	3,897
Total Trustee Deferred Compensation (Cost $31,195)		31,906

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2018. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 112	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 0.2%
First Merchants Bank Deposit Account	2.10	%(1)	01/02/19	248,429	248,429
Mid America Bank Deposit Account	2.25	%(1)	01/02/19	248,000	248,000
Pacific Mercantile Bank Deposit Account	2.20	%(1)	01/02/19	248,442	248,442
Pacific Premier Bank Deposit Account	2.30	%(1)	01/02/19	248,418	248,418
Total Bank Obligations (Cost $993,289)					993,289

Certificates of Deposit — 14.2%
Banco Estado Chile Yankee CD	2.59%		02/04/19	3,000,000	3,000,093
Banco Estado Chile Yankee CD	2.59%		02/12/19	3,000,000	3,000,006
Banco Estado Chile Yankee CD	2.55%		02/14/19	3,000,000	2,999,856
Banco Estado Chile Yankee CD	2.67%		03/06/19	3,000,000	2,999,994
Banco Estado Chile Yankee CD	2.51%		03/13/19	3,000,000	2,998,743
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.27%)	2.78	%(2)	01/28/19	1,365,000	1,365,444
Bank of Montreal Yankee CD (Quarterly U.S. LIBOR + 0.33%)	3.11	%(2)	03/12/19	1,250,000	1,251,243
Bank of Montreal Yankee CD (Monthly U.S. LIBOR + 0.30%)	2.73	%(2)	01/14/19	2,000,000	1,999,998
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.20%)	2.61	%(2)	01/10/19	5,000,000	5,001,060
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.26%)	2.85	%(2)	02/08/19	4,500,000	4,502,223
Bank of Nova Scotia Yankee CD (Quarterly U.S. LIBOR + 0.25%)	2.57	%(2)	02/18/19	5,000,000	5,002,170
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.235%)	2.63	%(2)	01/03/19	2,200,000	2,200,000
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.18%)	2.62	%(2)	01/18/19	3,500,000	3,500,696
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.20%)	2.74	%(2)	02/01/19	2,000,000	2,000,542
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.32%)	2.73	%(2)	01/07/19	1,020,000	1,020,871
Canadian Imperial Bank Yankee CD (Monthly U.S. LIBOR + 0.33%)	2.76	%(2)	01/14/19	1,000,000	1,000,019
Canadian Imperial Bank Yankee CD (Quarterly U.S. LIBOR + 0.41%)	3.20	%(2)	03/20/19	1,250,000	1,252,010
Cooperatieve Rabobank UA/NY (Monthly U.S. LIBOR + 0.22%)	2.69	%(2)	01/21/19	3,000,000	2,998,386
Credit Suisse AG/New York, NY (Quarterly U.S. LIBOR + 0.34%)	2.75	%(2)	01/09/19	1,000,000	1,000,633
MUFG Bank LTD/New York, NY (Monthly U.S. LIBOR + 0.20%)	2.72	%(2)	01/31/19	3,000,000	3,000,633
Royal Bank of Canada Yankee CD (Monthly U.S. LIBOR + 0.25%)	2.65	%(2)	01/11/19	2,750,000	2,750,173
Royal Bank of Canada Yankee CD (Quarterly U.S. LIBOR + 0.16%)	2.76	%(2)	02/07/19	1,000,000	1,000,113
Swedbank AB Yankee CD (Monthly U.S. LIBOR + 0.20%)	2.71	%(2)	01/25/19	2,000,000	1,999,856
Toronto Dominion Bank/New York, NY Yankee CD	2.42%		01/18/19	3,000,000	2,999,919
Toronto Dominion Bank/New York, NY Yankee CD (Quarterly U.S LIBOR + .21%)	2.95	%(2)	03/04/19	5,000,000	4,999,965
Westpac Banking Corp Yankee CD (Quarterly U.S. LIBOR + 0.15%)	2.79	%(2)	02/19/19	1,000,000	1,000,330
Total Certificates of Deposit (Cost $66,849,072)					66,844,976

Commercial Paper — 39.4%
American Honda Finance Corp.	2.42%		01/23/19	3,000,000	2,995,014
American Honda Finance Corp.	2.57%		02/21/19	3,000,000	2,988,678
American Honda Finance Corp.	2.59%		02/22/19	3,000,000	2,988,441
BNP Paribas Fortis	2.53%		02/20/19	6,069,000	6,046,879
Canadian Imperial Holdings, Inc.	2.74%		04/15/19	3,000,000	2,975,676
Caterpillar, Inc.	2.46%		01/07/19	5,000,000	4,997,510
Caterpillar, Inc.	2.72%		02/19/19	3,000,000	2,988,387

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 113

Schedule of Investments
December 31, 2018

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Caterpillar, Inc.	2.72%		03/04/19	3,000,000	2,985,069
Cooperatieve Rabobank	2.43%		02/11/19	2,000,000	1,994,050
Cooperatieve Rabobank	2.48%		03/22/19	1,000,000	994,033
Cooperatieve Rabobank (Monthly U.S. LIBOR + 0.15%)	2.66	%(2)	01/28/19	5,000,000	4,997,555
Credit Agricole Corporate and Investment Bank/New York	2.46%		01/24/19	2,000,000	1,996,682
Credit Agricole Corporate and Investment Bank/New York	2.55%		02/05/19	5,000,000	4,987,330
Credit Agricole Corporate and Investment Bank/New York	2.57%		02/22/19	2,000,000	1,992,422
Credit Agricole Corporate and Investment Bank/New York	2.72%		03/07/19	3,000,000	2,985,534
Credit Agricole Corporate and Investment Bank/New York	2.75%		03/28/19	2,000,000	1,986,612
Credit Suisse AG/New York, NY	2.59%		01/25/19	2,350,000	2,345,904
ExxonMobil	2.42%		01/10/19	10,000,000	9,993,240
ING US Funding, LLC	2.50%		01/11/19	1,150,000	1,149,139
ING US Funding, LLC	2.52%		02/08/19	3,000,000	2,991,519
ING US Funding, LLC	2.47%		02/21/19	2,000,000	1,992,296
ING US Funding, LLC	2.48%		03/05/19	4,750,000	4,726,905
JP Morgan Securities, LLC	2.56%		01/07/19	925,000	924,566
JP Morgan Securities, LLC	2.54%		01/17/19	3,000,000	2,996,481
JP Morgan Securities, LLC	2.46%		02/06/19	1,000,000	997,325
JP Morgan Securities, LLC	2.45%		02/11/19	1,000,000	996,943
JP Morgan Securities, LLC	2.56%		02/19/19	2,000,000	1,992,648
JP Morgan Securities, LLC	2.51%		03/08/19	1,000,000	994,934
JP Morgan Securities, LLC	2.51%		03/12/19	1,000,000	994,584
JP Morgan Securities, LLC	2.58%		03/20/19	2,000,000	1,987,738
JP Morgan Securities, LLC	2.78%		04/03/19	2,000,000	1,985,224
JP Morgan Securities, LLC	2.88%		04/29/19	2,325,000	2,303,019
JP Morgan Securities, LLC	2.88%		05/16/19	750,000	741,897
JP Morgan Securities, LLC	3.07%		08/02/19	2,000,000	1,964,392
Mitsubishi International Corp	2.46%		01/15/19	5,000,000	4,994,885
Mitsubishi International Corp	2.64%		02/12/19	5,000,000	4,984,390
Mitsubishi International Corp	2.72%		03/08/19	5,000,000	4,974,455
MUFG Bank LTD/New York, NY	2.67%		02/13/19	4,750,000	4,734,957
National Rural Utilities	2.50%		01/07/19	4,000,000	3,998,140
National Rural Utilities	2.42%		01/09/19	3,000,000	2,998,197
National Rural Utilities	2.58%		01/22/19	5,000,000	4,992,370
National Rural Utilities	2.58%		01/30/19	5,000,000	4,989,375
National Rural Utilities	2.51%		02/06/19	5,000,000	4,986,780
Natixis SA/ New York, NY	2.61%		01/31/19	3,000,000	2,993,526
Natixis SA/ New York, NY	2.55%		02/13/19	3,000,000	2,990,526
Natixis SA/ New York, NY	2.49%		02/20/19	2,000,000	1,992,560
Natixis SA/ New York, NY	2.70%		03/07/19	3,000,000	2,985,063
Natixis SA/ New York, NY	2.58%		03/15/19	1,000,000	994,318
Natixis SA/ New York, NY	2.76%		03/27/19	2,000,000	1,986,450
Natixis SA/ New York, NY	2.60%		04/02/19	3,000,000	2,978,073
Paccar Financial Corp	2.44%		01/16/19	3,000,000	2,996,724
Paccar Financial Corp	2.45%		02/07/19	3,000,000	2,991,840
Prudential Financial, Inc.	2.45%		01/02/19	14,000,000	13,999,047
Royal Bank of Canada (Monthly U.S. LIBOR + 0.28%)	2.75	%(2)	01/22/19	4,500,000	4,500,257
Swedbank AB	2.42%		02/11/19	1,000,000	997,081
Swedbank AB	2.47%		02/25/19	2,000,000	1,992,100
Toyota Motor Credit Corp.	2.36%		01/18/19	2,000,000	1,997,608
Toyota Motor Credit Corp.	2.49%		03/11/19	3,000,000	2,984,541
Toyota Motor Credit Corp.	2.54%		04/01/19	2,000,000	1,985,896
Total Commercial Paper (Cost $186,028,003)					185,997,785

The accompanying notes are an integral part of these financial statements.

Page 114	2018 Annual Report | December 31, 2018

Schedule of Investments
December 31, 2018

Institutional Prime Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Corporate Obligations — 5.2%
Bank of Montreal (Quarterly U.S. LIBOR + 0.60%)	3.38	%(2)	03/12/19	5,000,000	5,011,465
Bank of Nova Scotia (Quarterly U.S. LIBOR + 0.66%)	3.44	%(2)	03/14/19	2,000,000	2,004,194
IBM Credit LLC (Quarterly U.S. LIBOR + .15%)	2.89	%(2)	03/06/19	3,000,000	2,994,396
Royal Bank of Canada (Quarterly U.S. LIBOR + 0.24%)	2.95	%(2)	03/01/19	3,000,000	2,999,352
Toyota Motor Credit Corp. (Quarterly U.S. LIBOR + 0.10%)	2.59	%(2)	01/25/19	3,500,000	3,499,202
US Bancorp (Quarterly U.S LIBOR + 0.40%)	2.89	%(2)	01/25/19	2,525,000	2,525,727
U.S. Bank N.A. Cincinnati (Quarterly U.S. LIBOR + 0.12%)	2.73	%(2)	02/14/19	2,355,000	2,354,430
Walt Disney Company (Quarterly U.S. LIBOR + 0.31%)	3.02	%(2)	02/28/19	3,150,000	3,152,356
Total Corporate Obligations (Cost $24,562,128)					24,541,122

Repurchase Agreements — 22.3%
INTL FCStone (Collateralized by $62,462,877 various GNMAs, FMACs, FNMAs, Treasury Notes, & Treasury Bills, 0.00% - 9.00%, due 2/1/19 - 2/16/59 fair value $25,501,525)(proceeds $25,004,514), purchase date 12/31/18	3.25%		01/02/19	25,000,000	25,000,000
South Street (Collateralized by $166,841,845 various FNMAs, FHLBS, FMACs, GNMAS, and SBAs, 2.38% - 6.63%, due 6/14/19 - 8/15/59, fair value $30,696,383)(proceeds $30,005,583), purchase date 12/31/18	3.35%		01/02/19	30,000,000	30,000,000
South Street (Collateralized by $284,499,307 various FNMAs and FMACs, 1.97% - 5.00%, due 3/1/19 - 9/1/48, fair value $51,000,000)(proceeds $50,009,028), purchase date 12/31/18	3.25%		01/02/19	50,000,000	50,000,000
Total Repurchase Agreements (Cost $105,000,000)					105,000,000

U.S. Government and Agency Obligations — 4.9%
Federal Home Loan Bank	2.44%		01/04/19	3,000,000	2,999,604
Federal Home Loan Bank	2.32%		01/09/19	10,000,000	9,994,844
United States Treasury Bill	2.41%		01/22/19	10,000,000	9,987,160
Total U.S. Government and Agency Obligations (Cost $22,980,419)					22,981,608

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 115

Schedule of Investments
December 31, 2018

Institutional Prime Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 13.9%
Fidelity Prime Institutional Money Market Portfolio, 2.47% (3)	5,095,962	5,097,491
Morgan Stanley Government Institutional Fund, 2.32% (3)	60,512,257	60,512,257
Total Money Market Registered Investment Companies (Cost $65,610,258)		65,609,748
Total Investments — 100.1% (Cost $472,023,169)		471,968,528
Liabilities less Other Assets - (0.1%)		(366,020)
Total Net Assets — 100.0%		471,602,508

Trustee Deferred Compensation (4)
Meeder Balanced Fund	32	355
Meeder Dynamic Allocation Fund	73	715
Meeder Muirfield Fund	86	616
Meeder Conservative Allocation Fund	10	212
Total Trustee Deferred Compensation (Cost $2,095)		1,898

(1)

Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(2)

Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2018. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)

7-day yield as of December 31, 2018. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Institutional Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 116	2018 Annual Report | December 31, 2018

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Statements of Assets & Liabilities December 31, 2018
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Assets
Investments, at fair value (1)(2)	$391,209,861	$161,988,399	$34,650,889
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value (1)	203,128,346	10,509,243	23,572,809
Trustee deferred compensation investments, at fair value	180,121	18,855	82,241
Cash	4,775	5,358	279
Deposits at broker for futures contracts (3)	15,135,425	3,446,268	760,151
Cash held at broker for collateral on securities sold short	—	66,359,258	—
Receivable for securities sold	3,707,186	1,274,105	1,556,908
Receivable for capital stock issued	1,570,263	454,015	39,679
Receivable from investment advisor	—	—	—
Interest and dividend receivable	895,272	306,643	74,487
Receivable from securities lending agent (See Note #5)	53	66	106
Receivable for commissions recaptured	182,373	82,439	10,916
Prepaid expenses/other assets	284,210	133,707	28,372
Total Assets	616,297,885	244,578,356	60,776,837

Liabilities
Securities sold short at fair value (proceeds $67,941,343)	—	60,259,673	—
Payable for securities purchased	3,752,062	1,177,939	220,631
Payable for collateral on securities loaned	209,544	61,024	2,004,412
Payable for Trustee Deferred Compensation Plan	180,121	18,855	82,241
Payable for capital stock redeemed	608,325	46,411	271
Dividends payable	—	—	—
Dividend expense payable on short positions	—	111,751	—
Payable to investment advisor	139,997	50,055	15,744
Accrued distribution plan (12b-1) and shareholder service plan fees	315,450	62,250	7,621
Accrued transfer agent, fund accounting, CCO, and administrative fees	23,617	17,927	8,110
Accrued trustee fees	5,159	1,610	683
Other accrued liabilities	54,514	36,452	27,419
Total Liabilities	5,288,789	61,843,947	2,367,132

Net Assets	$611,009,096	$182,734,409	$58,409,705

Net Assets
Capital	$607,123,426	$176,390,877	$58,096,334
Distributable Earnings (Accumulated Deficit)	3,885,670	6,343,532	313,371
Total Net Assets	$611,009,096	$182,734,409	$58,409,705

Net Asset Value Per Share
Retail Class
Net Assets	$203,286,874	$51,082,675	$13,809,532
Shares Outstanding	28,389,640	4,688,834	1,351,195
Net Asset Value, Offering and Redemption Price Per Share	$7.16	$10.89	$10.22

Adviser Class
Net Assets	$61,158,805	$14,485,840	$1,624,069
Shares Outstanding	8,489,596	1,323,439	158,648
Net Asset Value, Offering and Redemption Price Per Share	$7.20	$10.95	$10.24

Institutional Class
Net Assets	$346,563,417	$117,165,894	$42,976,104
Shares Outstanding	48,097,159	10,687,932	4,195,833
Net Asset Value, Offering and Redemption Price Per Share	$7.21	$10.96	$10.24

Net Asset Value Per Share - Money Market Funds
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost	$597,884,185	$174,236,446	$58,376,869
(2) Fair value of securities loaned included in investments at fair value (See Note #2, Note #3, and Note #5)	$204,786	$60,676	$1,975,585
(3) Required margin held as collateral for futures contracts	$15,153,300	$3,806,650	$771,450

The accompanying notes are an integral part of these financial statements.

Page 118	2018 Annual Report | December 31, 2018

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$264,243,310	$129,962,244	$114,418,852	$132,722,557	$54,605,762	$64,160,115	$30,863,683	$366,968,528
—	—	—	—	—	—	10,000,000	105,000,000
77,420,634	29,907,471	13,762,782	38,098,890	9,650,794	2,871,730	—	—
118,181	10,654	48,698	160,951	47,345	52,776	31,906	1,898
1,671	599	56	—	874	—	—	6,423
6,060,178	1,898,712	923,332	2,795,815	1,003,150	—	—	—
—	—	—	—	—	—	—	—
1,482,749	445,038	219,299	1,142,143	5,527	—	—	—
931,879	248,929	203,868	292,527	302,200	18,487	—	—
—	—	—	—	—	—	4,429	35,366
383,893	129,339	75,687	255,981	81,101	22,674	41,837	365,645
131	4	3	1	131	—	—	—
76,330	26,010	13,147	66,793	—	704	—	—
111,639	30,308	31,527	34,598	22,875	22,301	12,445	13,360
350,830,595	162,659,308	129,697,251	175,570,256	65,719,759	67,148,787	40,954,300	472,391,220

—	—	—	—	—	—	—	—
1,519,783	458,826	227,879	1,151,912	—	—	—	—
65,160	—	497	26,768	918,218	—	—	—
118,181	10,654	48,698	160,951	47,345	52,776	31,906	1,898
30,708	189,327	40,169	173,172	3,195	96,176	—	—
—	—	—	—	—	—	8,796	717,933
—	—	—	—	—	—	—	—
85,762	34,999	23,447	40,825	17,188	7,259	—	—
142,299	54,849	35,892	64,670	38,823	17,828	6,552	10,810
14,376	15,635	8,401	17,517	7,708	7,440	9,376	29,626
3,075	1,395	1,170	1,391	893	660	179	255
42,447	31,053	30,211	37,983	29,991	27,523	16,677	28,190
2,021,791	796,738	416,364	1,675,189	1,063,361	209,662	73,486	788,712

$348,808,804	$161,862,570	$129,280,887	$173,895,067	$64,656,398	$66,939,125	$40,880,814	$471,602,508

$352,216,672	$167,496,234	$135,666,795	$179,993,806	$61,854,188	$80,206,147	$40,880,814	$471,660,371
(3,407,868)	(5,633,664)	(6,385,908)	(6,098,739)	2,802,210	(13,267,022)	—	(57,863)
$348,808,804	$161,862,570	$129,280,887	$173,895,067	$64,656,398	$66,939,125	$40,880,814	$471,602,508

$90,133,462	$32,502,100	$30,758,828	$40,731,711	$28,318,588	$14,931,792
8,132,788	2,999,267	1,452,009	4,160,164	878,965	1,653,915
$11.08	$10.84	$21.18	$9.79	$32.22	$9.03

$19,300,793	$9,479,771	$6,109,940	$11,198,050	$923,339	$3,569,970
1,730,507	873,320	284,925	1,139,807	28,602	394,937
$11.15	$10.85	$21.44	$9.82	$32.28	$9.04

$239,374,549	$119,880,699	$92,412,119	$121,965,306	$35,414,471	$48,437,363
21,463,369	11,023,206	4,300,219	12,421,868	1,096,774	5,359,997
$11.15	$10.88	$21.49	$9.82	$32.29	$9.04

						$40,880,814	$471,602,508
						40,880,814	471,671,302
						$1.00	$0.9999

$344,878,830	$163,294,979	$131,455,063	$171,260,066	$61,181,365	$67,908,569	$40,863,683	$472,023,169
$63,468	$—	$496	$26,036	$912,297	$—	$—	$—
$6,089,350	$1,796,300	$876,900	$2,182,950	$582,200	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 119

Statements of Operations For the Year Ended December 31, 2018
	Muirfield Fund	Spectrum Fund	Global Allocation Fund
Investment Income
Interest	$21,869	$9,222	$56,422
Income from affiliates	3,068,451	233,930	298,014
Dividends	7,004,232	3,204,514	1,133,096
Total Investment Income	10,094,552	3,447,666	1,487,532

Fund Expenses
Investment advisor	3,578,189	1,279,218	546,420
Transfer agent - Retail Class	279,391	65,420	29,324
Transfer agent - Adviser Class	65,540	16,124	2,000
Transfer agent - Institutional Class	315,692	123,130	56,103
Transfer agent - Money Market Funds
Fund accounting	92,053	54,056	43,474
Administrative	450,425	146,450	68,285
Trustee	28,268	9,028	3,766
Audit	15,560	17,037	13,103
Legal	4,989	5,017	4,989
Custody	55,549	17,443	7,568
Printing	18,101	5,402	2,178
Distribution plan (12b-1) - Retail Class (1)	465,652	136,293	61,092
Distribution plan (12b-1) - Money Market Funds
Shareholder service plan - Retail Class	465,652	109,034	48,873
Shareholder service plan - Adviser Class	136,547	33,592	4,167
Shareholder service plan - Institutional Class	151,358	49,353	881
Postage	23,114	14,293	1,953
Registration and filing	82,930	62,768	55,847
Insurance	35,709	10,886	6,188
Chief Compliance Officer	6,407	6,407	6,407
Dividend expense on securities sold short	—	614,570	—
Other	31,072	23,048	20,613
Total Expenses Before Reductions	6,302,198	2,798,569	983,231

Expenses voluntarily reimbursed/waived by investment advisor (See Note #5)	—	—	—
Expenses contractually reimbursed/waived by investment advisor (See Note #5)	—	—	—
Commissions recaptured (See Note #5)	(267,024)	(289,044)	(53,133)
Securities lending credit (See Note #5)	(5,489)	(1,690)	(9,218)
Transfer agent expenses voluntarily waived (See Note #5)	(251,485)	—	—

Net Expenses	5,778,200	2,507,835	920,880

Net Investment Income (Loss)	4,316,352	939,831	566,652

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from unaffiliated investments	5,867,999	5,220,139	1,535,917
Net realized gains (losses) from affiliated investments	(12,418)	4,136	(836)
Net realized gains (losses) from closed short positions	—	(4,189,954)	—
Net realized gains (losses) from futures contracts	5,834,457	481,556	(421,324)
Distributions of long-term realized gains by other investment companies	—	—	1,480
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	11,690,038	1,515,878	1,115,237

Net change in unrealized appreciation (depreciation) of unaffiliated investments	(42,759,857)	(20,227,326)	(5,944,252)
Net change in unrealized appreciation (depreciation) of affiliated investments	16,947	1	1,826
Net change in unrealized appreciation (depreciation) of short positions	—	10,360,901	—
Net change in unrealized appreciation (depreciation) of futures contracts	2,266,229	214,037	(11,595)
Net Change in Unrealized Appreciation (Depreciation) of Investment Transactions and Futures Contracts	(40,476,681)	(9,652,387)	(5,954,021)

Net Realized and Unrealized Gain (Loss) from Investments	(28,786,643)	(8,136,509)	(4,838,784)

Net Change in Net Assets Resulting from Operations	$(24,470,291)	$(7,196,678)	$(4,272,132)

(1)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See #5 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Page 120	2018 Annual Report | December 31, 2018

Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund

$434,712	$312,088	$357,294	$7,863	$22,064	$261,899	$717,118	$7,784,519
1,220,696	386,716	186,284	566,035	113,469	67,440	—	—
6,405,733	3,360,117	3,354,669	2,418,777	1,067,297	1,887,261	—	—
8,061,141	4,058,921	3,898,247	2,992,675	1,202,830	2,216,600	717,118	7,784,519

2,293,998	929,517	729,385	1,135,922	645,342	285,304	141,215	1,094,972
115,635	44,574	40,616	55,872	48,507	16,893
22,071	9,853	6,990	12,619	1,290	2,529
261,086	118,832	97,421	113,267	46,937	38,129
						28,242	302,350
70,233	51,402	48,829	52,146	44,840	43,031	36,061	74,799
275,867	125,506	106,551	131,172	74,490	67,550	35,304	312,391
17,044	7,959	6,859	8,108	4,277	2,987	1,142	1,261
15,560	15,781	15,472	15,560	13,103	14,387	12,795	12,592
4,991	5,008	4,987	4,991	4,989	4,981	5,117	5,143
34,111	14,675	12,364	14,586	8,570	6,865	2,911	27,269
11,031	5,539	3,307	5,159	2,154	953	—	10,702
240,906	92,863	84,617	116,399	80,845	52,790
						4	4
192,725	74,291	54,155	93,119	80,845	42,232
45,983	20,526	14,564	26,290	2,687	7,904
156,479	65,660	56,092	20,575	14,062	23,808
16,385	6,817	7,920	7,751	3,739	2,192	312	3,295
64,746	58,333	58,860	59,305	53,277	56,494	24,419	16,112
19,822	6,900	4,205	10,852	7,350	11,901	1,130	21,790
6,407	6,407	6,407	6,407	6,407	6,407	6,407	6,407
—	—	—	—	—	—	—	—
25,810	20,474	19,393	23,000	21,581	25,125	36,463	40,400
3,890,891	1,680,917	1,378,994	1,913,100	1,165,292	712,462	331,522	1,929,487

—	(3,079)	(5,679)	—	—	—	(167,903)	(1,257,164)
—	(63,223)	(125,099)	(151,397)	(40,753)	(79,133)	—	—
(192,457)	(133,529)	(119,944)	(141,205)	(101,969)	(56,188)	—	—
(92,173)	(63,948)	(77,616)	(25,432)	(20,572)	—	—	—
(78,213)	—	(4,699)	—	—	—	(7,060)	(75,557)

3,528,048	1,417,138	1,045,957	1,595,066	1,001,998	577,141	156,559	596,766

4,533,093	2,641,783	2,852,290	1,397,609	200,832	1,639,459	560,559	7,187,753

(865,440)	(3,096,081)	(3,590,901)	1,207,431	8,266,507	(1,950,784)	—	(1,999)
(180)	(346)	263	(4,159)	(786)	(324)	—	—
—	—	—	—	—	—	—	—
1,118,813	457,188	51,484	(3,873,970)	(322,655)	—	—	—
24,176	18,390	20,600	—	—	21,056	—	—
277,369	(2,620,849)	(3,518,554)	(2,670,698)	7,943,066	(1,930,052)	—	(1,999)

(17,980,790)	(5,277,638)	(3,343,600)	(14,964,403)	(16,307,635)	(1,036,656)	—	5,465
2,255	1,754	226	3,180	361	424	—	—
—	—	—	—	—	—	—	—
1,462,627	392,503	211,320	(1,074,917)	(565,729)	—	—	—
(16,515,908)	(4,883,381)	(3,132,054)	(16,036,140)	(16,873,003)	(1,036,232)	—	5,465

(16,238,539)	(7,504,230)	(6,650,608)	(18,706,838)	(8,929,937)	(2,966,284)	—	3,466

$(11,705,446)	$(4,862,447)	$(3,798,318)	$(17,309,229)	$(8,729,105)	$(1,326,825)	$560,559	$7,191,219

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 121

Statements of Changes in Net Assets For the Years Ended December 31,
	Muirfield Fund		Spectrum Fund
	2018	2017	2018	2017
Operations
Net investment income (loss)	$4,316,352	$2,390,068	$939,831	$129,766
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	11,690,038	45,422,703	1,515,878	9,999,654
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	(40,476,681)	27,968,426	(9,652,387)	13,441,101
Net change in net assets resulting from operations	(24,470,291)	75,781,197	(7,196,678)	23,570,521

Distributions to Shareholders (1)
Retail Class	(3,029,797)	(19,469,788)	(634,850)	(3,769,641)
Adviser Class	(976,171)	(2,814,669)	(205,754)	(802,354)
Institutional Class	(5,553,367)	(12,980,584)	(1,832,352)	(4,636,571)
Money Market Funds
Net change in net assets resulting from distributions	(9,559,335)	(35,265,041)	(2,672,956)	(9,208,566)

Capital Transactions:
Issued	377,780,674	308,551,786	93,858,412	119,341,484
Reinvested	9,280,425	33,614,056	2,661,072	9,102,305
Redeemed	(219,984,539)	(296,536,002)	(58,789,698)	(112,449,372)
Net change in net assets resulting from capital transactions	167,076,560	45,629,840	37,729,786	15,994,417

Total Change in Net Assets	133,046,934	86,145,996	27,860,152	30,356,372

Net Assets - Beginning of Year	477,962,162	391,816,166	154,874,257	124,517,885

Net Assets - End of Year	$611,009,096	$477,962,162	$182,734,409	$154,874,257

Share Transactions:
Issued	49,143,680	41,583,017	7,993,833	10,719,123
Reinvested	1,258,674	4,470,775	239,817	794,665
Redeemed	(28,720,467)	(40,445,977)	(4,982,155)	(10,173,190)
Net change in shares	21,681,887	5,607,815	3,251,495	1,340,598

(1)	Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See #9 of the Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

Page 122	2018 Annual Report | December 31, 2018

Global Allocation Fund		Balanced Fund		Moderate Allocation Fund		Conservative Allocation Fund
2018	2017	2018	2017	2018	2017	2018	2017

$566,652	$518,453	$4,533,093	$2,224,781	$2,641,783	$497,157	$2,852,290	$305,200
1,115,237	9,528,013	277,369	18,918,617	(2,620,849)	8,517,457	(3,518,554)	2,862,662
(5,954,021)	5,555,028	(16,515,908)	10,129,821	(4,883,381)	(385,554)	(3,132,054)	(1,704,894)
(4,272,132)	15,601,494	(11,705,446)	31,273,219	(4,862,447)	8,629,060	(3,798,318)	1,462,968

(694,187)	(499,122)	(1,273,976)	(5,900,889)	(1,589,145)	(1,001,412)	(1,147,450)	(223,576)
(80,880)	(18,941)	(307,223)	(638,110)	(435,680)	(133,385)	(226,427)	(6,728)
(2,231,829)	(765,093)	(4,102,139)	(6,987,377)	(5,395,120)	(1,361,492)	(3,425,952)	(112,007)

(3,006,896)	(1,283,156)	(5,683,338)	(13,526,376)	(7,419,945)	(2,496,289)	(4,799,829)	(342,311)

39,142,473	49,118,154	245,111,176	225,356,251	179,582,098	48,367,764	146,267,121	18,785,464
3,001,909	1,280,093	5,665,161	13,375,715	7,391,639	2,483,463	4,785,255	335,648
(50,393,875)	(66,796,194)	(163,418,052)	(207,685,297)	(78,947,761)	(47,860,164)	(38,139,031)	(16,038,502)
(8,249,493)	(16,397,947)	87,358,285	31,046,669	108,025,976	2,991,063	112,913,345	3,082,610

(15,528,521)	(2,079,609)	69,969,501	48,793,512	95,743,584	9,123,834	104,315,198	4,203,267

73,938,226	76,017,835	278,839,303	230,045,791	66,118,986	56,995,152	24,965,689	20,762,422

$58,409,705	$73,938,226	$348,808,804	$278,839,303	$161,862,570	$66,118,986	$129,280,887	$24,965,689

3,354,047	4,905,373	20,814,984	19,574,841	15,299,240	4,418,490	6,417,751	836,566
286,815	112,132	496,215	1,151,420	665,473	214,661	218,857	14,821
(4,341,745)	(6,563,852)	(13,914,576)	(18,224,269)	(6,735,567)	(4,414,246)	(1,699,479)	(725,363)
(700,883)	(1,546,347)	7,396,623	2,501,992	9,229,146	218,905	4,937,129	126,024

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 123

Statements of Changes in Net Assets For the Years Ended December 31,
	Dynamic Allocation Fund		Quantex Fund
	2018	2017	2018	2017
Operations
Net investment income (loss)	$1,397,609	$982,801	$200,832	$350,031
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(2,670,698)	12,582,298	7,943,066	(1,437,581)
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	(16,036,140)	10,230,631	(16,873,003)	12,608,700
Net change in net assets resulting from operations	(17,309,229)	23,795,730	(8,729,105)	11,521,150

Distributions to Shareholders (1)
Retail Class	(521,444)	(4,064,746)	—	(1,716,884)
Adviser Class	(154,361)	(782,624)	(104)	(60,803)
Institutional Class	(1,746,253)	(5,551,550)	(66,917)	(1,013,510)
Money Market Funds
Net change in net assets resulting from distributions	(2,422,058)	(10,398,920)	(67,021)	(2,791,197)

Capital Transactions:
Issued	113,204,066	94,289,003	47,785,941	54,392,703
Reinvested	2,415,959	10,347,670	42,224	2,776,308
Redeemed	(52,891,314)	(106,068,784)	(69,140,186)	(57,352,179)
Net change in net assets resulting from capital transactions	62,728,711	(1,432,111)	(21,312,021)	(183,168)

Total Change in Net Assets	42,997,424	11,964,699	(30,108,147)	8,546,785

Net Assets - Beginning of Year	130,897,643	118,932,944	94,764,545	86,217,760

Net Assets - End of Year	$173,895,067	$130,897,643	$64,656,398	$94,764,545

Share Transactions:
Issued	10,226,217	9,115,839	1,293,841	1,586,527
Reinvested	234,222	957,539	1,112	75,618
Redeemed	(4,794,911)	(10,248,519)	(1,868,379)	(1,668,761)
Net change in shares	5,665,528	(175,141)	(573,426)	(6,616)

(1)	Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See #9 of the Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

Page 124	2018 Annual Report | December 31, 2018

Total Return Bond Fund		Prime Money Market Fund		Institutional Prime Money Market Fund
2018	2017	2018	2017	2018	2017

$1,639,459	$5,414,380	$560,559	$243,470	$7,187,753	$2,173,810
(1,930,052)	1,972,842	—	—	(1,999)	(232)
(1,036,232)	187,250	—	—	5,465	(63,366)
(1,326,825)	7,574,472	560,559	243,470	7,191,219	2,110,212

(370,637)	(3,220,595)
(69,633)	(147,366)
(1,132,401)	(2,053,634)
		(560,559)	(243,470)	(7,187,755)	(2,173,717)
(1,572,671)	(5,421,595)	(560,559)	(243,470)	(7,187,755)	(2,173,717)

30,712,205	174,937,272	36,584,300	29,723,424	655,634,899	485,340,979
1,565,286	5,385,499	520,240	236,626	770,570	225,080
(150,994,621)	(208,828,722)	(31,434,432)	(31,415,171)	(481,353,876)	(386,435,339)
(118,717,130)	(28,505,951)	5,670,108	(1,455,121)	175,051,593	99,130,720

(121,616,626)	(26,353,074)	5,670,108	(1,455,121)	175,055,057	99,067,215

188,555,751	214,908,825	35,210,706	36,665,827	296,547,451	197,480,236

$66,939,125	$188,555,751	$40,880,814	$35,210,706	$471,602,508	$296,547,451

3,353,494	18,549,332	36,584,300	29,723,424	655,689,013	485,328,584
172,277	572,232	520,240	236,626	770,617	225,073
(16,229,362)	(22,170,849)	(31,434,432)	(31,415,171)	(481,379,810)	(386,423,004)
(12,703,591)	(3,049,285)	5,670,108	(1,455,121)	175,079,820	99,130,653

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 125

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)
2018	$7.54	0.04	(0.31)	(0.27)	(0.04)	(0.07)	0.00	(0.11)
2017	$6.79	0.04	1.34	1.38	(0.04)	(0.59)	0.00	(0.63)
2016	$6.47	0.05	0.32	0.37	(0.05)	0.00	0.00	(0.05)
2015	$7.03	0.02	(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
2014	$6.95	0.01	0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
Muirfield Fund - Adviser Class (1)(2)(3)(4)
2018	$7.57	0.06	(0.31)	(0.25)	(0.05)	(0.07)	0.00	(0.12)
2017	$6.80	0.05	1.34	1.39	(0.03)	(0.59)	0.00	(0.62)
2016 (9)	$6.51	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(3)(4)
2018	$7.57	0.08	(0.31)	(0.23)	(0.06)	(0.07)	0.00	(0.13)
2017	$6.80	0.07	1.33	1.40	(0.04)	(0.59)	0.00	(0.63)
2016 (9)	$6.51	0.02	0.29	0.31	(0.02)	0.00	0.00	(0.02)
Spectrum Fund - Retail Class (1)(2)(3)(4)
2018	$11.48	0.03	(0.49)	(0.46)	0.00	(0.13)	0.00	(0.13)
2017	$10.28	(0.01)	1.99	1.98	0.00	(0.78)	0.00	(0.78)
2016	$9.73	0.02	0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
2015 (6)	$10.00	(0.04)	(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)
Spectrum Fund - Adviser Class (1)(2)(3)(4)
2018	$11.53	0.06	(0.48)	(0.42)	(0.03)	(0.13)	0.00	(0.16)
2017	$10.29	0.02	2.00	2.02	0.00	(0.78)	0.00	(0.78)
2016 (9)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(3)(4)
2018	$11.54	0.08	(0.49)	(0.41)	(0.04)	(0.13)	0.00	(0.17)
2017	$10.29	0.05	1.98	2.03	0.00	(0.78)	0.00	(0.78)
2016 (9)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Global Allocation Fund - Retail Class (1)(2)
2018	$11.53	0.05	(0.85)	(0.80)	(0.06)	(0.45)	0.00	(0.51)
2017	$9.56	0.04	2.09	2.13	(0.03)	(0.13)	0.00	(0.16)
2016	$9.34	0.09	0.24	0.33	(0.11)	0.00	0.00	(0.11)
2015	$10.38	0.04	(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
2014	$11.36	0.06	0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
Global Allocation Fund - Adviser Class (1)(2)(3)(4)
2018	$11.54	0.09	(0.86)	(0.77)	(0.08)	(0.45)	0.00	(0.53)
2017	$9.57	0.15	2.03	2.18	(0.08)	(0.13)	0.00	(0.21)
2016 (9)	$9.41	0.06	0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Allocation Fund - Institutional Class (1)(2)(3)(4)
2018	$11.55	0.11	(0.86)	(0.75)	(0.11)	(0.45)	0.00	(0.56)
2017	$9.58	0.12	2.09	2.21	(0.11)	(0.13)	0.00	(0.24)
2016 (9)	$9.41	0.06	0.16	0.22	(0.05)	0.00	0.00	(0.05)

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

Page 126	2018 Annual Report | December 31, 2018

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)		Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$7.16	(3.66%)	$203,287	0.54%	1.32	%(12)	1.32%	225%
$7.54	20.29%	$250,322	0.49%	1.33%		1.33%	276%
$6.79	5.72%	$390,817	0.73%	1.36%		1.35%	414%
$6.47	(5.50%)	$390,945	0.33%	1.35%		1.37%	277%
$7.03	12.12%	$297,861	0.22%	1.44%		1.44%	238%

$7.20	(3.39%)	$61,159	0.79%	1.10	%(12)	1.17%	225%
$7.57	20.50%	$41,440	0.71%	1.11%		1.20%	276%
$6.80	4.68%	$154	1.32%	0.99%		0.99%	414%

$7.21	(3.17%)	$346,563	1.00%	0.90	%(12)	0.98%	225%
$7.57	20.60%	$186,200	0.88%	0.91%		1.00%	276%
$6.80	4.72%	$845	1.33%	0.98%		0.98%	414%

$10.89	(3.97%)	$51,083	0.26%	1.89	%(12)	1.89%	97%
$11.48	19.28%	$59,441	(0.08%)	2.16%		2.16%	120%
$10.28	6.97%	$124,009	0.16%	1.99%		1.99%	235%
$9.73	(1.21%)	$125,597	(0.36%)	2.12%		2.19%	161%

$10.95	(3.67%)	$14,486	0.49%	1.70	%(12)	1.70%	97%
$11.53	19.65%	$12,921	0.21%	1.89%		2.01%	120%
$10.29	4.49%	$48	1.07%	1.88%		1.88%	235%

$10.96	(3.51%)	$117,166	0.71%	1.50	%(12)	1.50%	97%
$11.54	19.75%	$82,513	0.45%	1.70%		1.82%	120%
$10.29	4.52%	$461	1.07%	1.87%		1.87%	235%

$10.22	(6.94%)	$13,810	0.47%	1.63	%(12)	1.63%	163%
$11.53	22.33%	$35,512	0.35%	1.63%		1.63%	179%
$9.56	3.54%	$75,657	1.00%	1.41%		1.54%	169%
$9.34	(7.21%)	$106,422	0.42%	1.42%		1.50%	170%
$10.38	5.87%	$109,845	0.54%	1.37%		1.51%	143%

$10.24	(6.73%)	$1,624	0.75%	1.44	%(12)	1.44%	163%
$11.54	22.84%	$1,057	1.38%	1.33%		1.44%	179%
$9.57	2.34%	$30	3.79%	1.17%		1.17%	169%

$10.24	(6.57%)	$42,976	0.94%	1.20	%(12)	1.20%	163%
$11.55	23.07%	$37,369	1.13%	1.10%		1.21%	179%
$9.58	2.34%	$330	3.76%	1.18%		1.18%	169%

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 127

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Balanced Fund - Retail Class (1)(2)
2018	$11.61	0.12		(0.49)	(0.37)	(0.10)	(0.06)	0.00	(0.16)
2017	$10.74	0.09		1.49	1.58	(0.11)	(0.60)	0.00	(0.71)
2016	$10.36	0.11		0.39	0.50	(0.12)	0.00	0.00	(0.12)
2015	$10.98	0.09		(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
2014	$11.10	0.10		0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
Balanced Fund - Adviser Class (1)(2)(3)(4)
2018	$11.68	0.15		(0.49)	(0.34)	(0.13)	(0.06)	0.00	(0.19)
2017	$10.74	0.13		1.50	1.63	(0.09)	(0.60)	0.00	(0.69)
2016 (9)	$10.49	0.04		0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(3)(4)
2018	$11.68	0.18		(0.51)	(0.33)	(0.14)	(0.06)	0.00	(0.20)
2017	$10.75	0.16		1.47	1.63	(0.10)	(0.60)	0.00	(0.70)
2016 (9)	$10.49	0.04		0.26	0.30	(0.04)	0.00	0.00	(0.04)
Moderate Allocation Fund - Retail Class (1)(2)(3)(4)
2018	$11.66	0.18		(0.48)	(0.30)	(0.16)	(0.36)	0.00	(0.52)
2017	$10.46	0.07		1.60	1.67	(0.05)	(0.42)	0.00	(0.47)
2016	$9.50	0.16		0.97	1.13	(0.17)	0.00	0.00	(0.17)
2015 (7)	$10.00	0.18		(0.59)	(0.41)	(0.09)	0.00	0.00	(0.09)
Moderate Allocation Fund - Adviser Class (1)(2)(3)(4)
2018	$11.66	0.21		(0.49)	(0.28)	(0.17)	(0.36)	0.00	(0.53)
2017	$10.46	0.12		1.59	1.71	(0.09)	(0.42)	0.00	(0.51)
2016 (9)	$9.87	0.03		0.59	0.62	(0.03)	0.00	0.00	(0.03)
Moderate Allocation Fund - Institutional Class (1)(2)(3)(4)
2018	$11.68	0.23		(0.48)	(0.25)	(0.19)	(0.36)	0.00	(0.55)
2017	$10.47	0.14		1.59	1.73	(0.10)	(0.42)	0.00	(0.52)
2016 (9)	$9.87	0.03		0.59	0.62	(0.02)	0.00	0.00	(0.02)
Conservative Allocation Fund - Retail Class (1)(2)
2018	$22.54	0.46		(1.04)	(0.58)	(0.40)	(0.38)	0.00	(0.78)
2017	$21.32	0.27		1.36	1.63	(0.41)	0.00	0.00	(0.41)
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
2015	$30.45	0.17		(5.40)	(5.23)	(0.25)	(6.80)	0.00	(7.05)
2014	$30.98	0.19		2.64	2.83	(0.83)	(2.53)	0.00	(3.36)
Conservative Allocation Fund - Adviser Class (1)(2)(3)(4)
2018	$22.82	0.52		(1.08)	(0.56)	(0.44)	(0.38)	0.00	(0.82)
2017	$21.34	0.36		1.35	1.71	(0.23)	0.00	0.00	(0.23)
2016 (9)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Conservative Allocation Fund - Institutional Class (1)(2)(3)(4)
2018	$22.85	0.56		(1.07)	(0.51)	(0.47)	(0.38)	0.00	(0.85)
2017	$21.34	0.59		1.14	1.73	(0.22)	0.00	0.00	(0.22)
2016 (9)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

Page 128	2018 Annual Report | December 31, 2018

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)		Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$11.08	(3.25%)	$90,133	1.06%	1.43	%(12)	1.43%	218%
$11.61	14.74%	$97,116	0.81%	1.49%		1.49%	226%
$10.74	4.84%	$229,738	1.02%	1.46%		1.46%	322%
$10.36	(4.47%)	$288,803	0.81%	1.47%		1.48%	246%
$10.98	8.61%	$175,534	0.94%	1.50%		1.54%	180%

$11.15	(2.99%)	$19,301	1.31%	1.21	%(12)	1.23%	218%
$11.68	15.21%	$12,137	1.13%	1.21%		1.30%	226%
$10.74	2.77%	$89	2.42%	1.06%		1.06%	322%

$11.15	(2.85%)	$239,375	1.51%	1.02	%(12)	1.05%	218%
$11.68	15.25%	$169,586	1.35%	1.02%		1.11%	226%
$10.75	2.83%	$219	2.42%	1.07%		1.07%	322%

$10.84	(2.60%)	$32,502	1.51%	1.39	%(12)	1.44%	213%
$11.66	15.99%	$24,635	0.61%	1.67%		1.73%	349%
$10.46	12.06%	$56,744	1.62%	1.61%		1.80%	250%
$9.50	(4.15%)	$42,099	1.80%	1.66%		1.85%	70%

$10.85	(2.47%)	$9,480	1.78%	1.19	%(12)	1.24%	213%
$11.66	16.40%	$3,538	1.03%	1.35%		1.50%	349%
$10.46	6.32%	$22	1.92%	1.21%		1.21%	250%

$10.88	(2.20%)	$119,881	1.97%	1.01	%(12)	1.05%	213%
$11.68	16.55%	$37,945	1.29%	1.13%		1.28%	349%
$10.47	6.31%	$229	1.92%	1.24%		1.24%	250%

$21.18	(2.62%)	$30,759	2.09%	1.27	%(12)	1.38%	185%
$22.54	7.64%	$12,545	1.24%	1.70%		2.57%	135%
$21.32	19.87%	$20,450	0.55%	2.17%		2.55%	44%
$18.17	(16.92%)	$20,034	0.56%	1.98%		2.01%	54%
$30.45	9.42%	$46,746	0.63%	1.88%		1.89%	34%

$21.44	(2.50%)	$6,110	2.29%	1.12	%(12)	1.22%	185%
$22.82	8.01%	$682	1.63%	1.07%		1.97%	135%
$21.34	2.64%	$7	0.11%	1.93%		2.18%	44%

$21.49	(2.28%)	$92,412	2.50%	0.92	%(12)	1.04%	185%
$22.85	8.10%	$11,739	2.65%	0.49%		1.39%	135%
$21.34	2.62%	$305	0.08%	1.96%		2.21%	44%

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 129

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dynamic Allocation Fund - Retail Class (1)(2)
2018	$10.85	0.07	(1.00)	(0.93)	(0.06)	(0.07)	0.00	(0.13)
2017	$9.72	0.06	1.99	2.05	(0.07)	(0.85)	0.00	(0.92)
2016	$9.36	0.10	0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
2015	$10.02	0.05	(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
2014	$10.35	0.04	1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
Dynamic Allocation Fund - Adviser Class (1)(2)(3)(4)
2018	$10.88	0.09	(1.00)	(0.91)	(0.08)	(0.07)	0.00	(0.15)
2017	$9.73	0.10	1.97	2.07	(0.07)	(0.85)	0.00	(0.92)
2016 (9)	$9.34	0.02	0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Allocation Fund - Institutional Class (1)(2)(3)(4)
2018	$10.86	0.12	(1.00)	(0.88)	(0.09)	(0.07)	0.00	(0.16)
2017	$9.72	0.12	1.97	2.09	(0.10)	(0.85)	0.00	(0.95)
2016 (9)	$9.34	0.02	0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Quantex Fund - Retail Class (1)(2)
2018	$36.76	(0.01)	(4.53)	(4.54)	0.00	0.00	0.00	0.00
2017	$33.36	0.09	4.38	4.47	(0.06)	(1.01)	0.00	(1.07)
2016	$27.84	0.14	6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
2015	$35.20	0.17	(2.78)	(2.61)	(0.17)	(4.58)	0.00	(4.75)
2014	$35.04	0.13	3.11	3.24	(0.40)	(2.68)	0.00	(3.08)
Quantex Fund - Adviser Class (1)(2)(3)(4)
2018	$36.78	0.10	(4.60)	(4.50)	0.00	0.00	0.00	0.00
2017	$33.37	0.21	4.35	4.56	(0.14)	(1.01)	0.00	(1.15)
2016 (9)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(3)(4)
2018	$36.77	0.20	(4.62)	(4.42)	(0.06)	0.00	0.00	(0.06)
2017	$33.37	0.26	4.35	4.61	(0.20)	(1.01)	0.00	(1.21)
2016 (9)	$30.67	0.04	3.18	3.22	(0.04)	(0.48)	0.00	(0.52)

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

Page 130	2018 Annual Report | December 31, 2018

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)		Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$9.79	(8.66%)	$40,732	0.62%	1.45	%(12)	1.55%	273%
$10.85	21.20%	$50,570	0.59%	1.51%		1.58%	252%
$9.72	5.37%	$118,293	1.04%	1.42%		1.56%	369%
$9.36	(3.46%)	$116,559	0.47%	1.48%		1.54%	245%
$10.02	12.80%	$141,638	0.40%	1.45%		1.54%	230%

$9.82	(8.49%)	$11,198	0.84%	1.23	%(12)	1.33%	273%
$10.88	21.42%	$10,140	0.87%	1.27%		1.34%	252%
$9.73	4.89%	$48	1.33%	1.12%		1.12%	369%

$9.82	(8.18%)	$121,965	1.08%	1.01	%(12)	1.11%	273%
$10.86	21.61%	$70,187	1.10%	1.05%		1.12%	252%
$9.72	4.80%	$592	1.33%	1.11%		1.11%	369%

$32.22	(12.35%)	$28,319	(0.03%)	1.57	%(12)	1.62%	116%
$36.76	13.42%	$60,161	0.27%	1.52%		1.66%	72%
$33.36	22.14%	$85,235	0.47%	1.52%		1.77%	91%
$27.84	(7.68%)	$58,883	0.46%	1.26%		1.75%	87%
$35.20	9.48%	$61,834	0.36%	1.52%		1.78%	29%

$32.28	(12.22%)	$923	0.28%	1.42	%(12)	1.47%	116%
$36.78	13.68%	$2,114	0.59%	1.39%		1.56%	72%
$33.37	10.48%	$31	0.75%	1.15%		1.40%	91%

$32.29	(12.05%)	$35,414	0.54%	1.21	%(12)	1.26%	116%
$36.77	13.84%	$32,489	0.75%	1.18%		1.35%	72%
$33.37	10.48%	$951	0.75%	1.15%		1.40%	91%

See footnotes on pages 132 and 133.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 131

Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Total Return Bond Fund - Retail Class (1)(2)
2018	$9.37	0.17	(0.33)	(0.16)	(0.18)	0.00	0.00	(0.18)
2017	$9.28	0.24	0.10	0.34	(0.25)	0.00	0.00	(0.25)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
2015	$9.63	0.27	(0.51)	(0.24)	(0.25)	0.00	0.00	(0.25)
2014	$9.77	0.33	(0.15)	0.18	(0.32)	0.00	0.00	(0.32)
Total Return Bond Fund - Adviser Class (1)(2)(3)(4)
2018	$9.38	0.21	(0.35)	(0.14)	(0.20)	0.00	0.00	(0.20)
2017	$9.28	0.28	0.10	0.38	(0.28)	0.00	0.00	(0.28)
2016 (9)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(3)(4)
2018	$9.38	0.23	(0.35)	(0.12)	(0.22)	0.00	0.00	(0.22)
2017	$9.28	0.31	0.08	0.39	(0.29)	0.00	0.00	(0.29)
2016 (9)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)
2018	$1.00	0.016	N/A	0.016	(0.016)	0.000	0.000	(0.016)
2017	$1.00	0.007	N/A	0.007	(0.007)	0.000	0.000	(0.007)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2015	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
Institutional Prime Money Market Fund (1)(2)(3)(4)
2018	$0.9999	0.0190	0.0000	0.0190	(0.0190)	0.0000	0.0000	(0.0190)
2017	$1.0001	0.0101	(0.0003)	0.0098	(0.0100)	0.0000	0.0000	(0.0100)
2016 (8)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
4

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
6	Commenced operations on January 1, 2015.
7	Commenced operations on June 30, 2015.
8	Commenced operations on October 7, 2016.
9	Commenced operations on October 31, 2016.

The accompanying notes are an integral part of these financial statements.

Page 132	2018 Annual Report | December 31, 2018

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (10)		Ratio of Expenses to Average Net Assets Before Fee Reductions (11)	Portfolio Turnover Rate

$9.03	(1.67%)	$14,932	1.88%	1.15	%(12)	1.26%	102%
$9.37	3.72%	$67,986	2.59%	1.02%		1.03%	133%
$9.28	4.49%	$214,755	2.87%	0.98%		1.00%	217%
$9.14	(2.51%)	$214,618	2.71%	1.01%		1.03%	295%
$9.63	1.78%	$143,046	3.39%	1.02%		1.13%	82%

$9.04	(1.45%)	$3,570	2.33%	0.95	%(12)	1.06%	102%
$9.38	4.07%	$9,896	2.95%	0.83%		0.84%	133%
$9.28	(1.05%)	$84	5.49%	0.53%		0.53%	217%

$9.04	(1.22%)	$48,437	2.50%	0.76	%(12)	0.87%	102%
$9.38	4.20%	$110,674	3.27%	0.64%		0.65%	133%
$9.28	(1.08%)	$70	5.35%	0.53%		0.53%	217%

$1.00	1.59%	$40,881	1.59%	0.44%		0.94%	N/A
$1.00	0.68%	$35,211	0.67%	0.47%		1.00%	N/A
$1.00	0.29%	$36,666	0.28%	0.32%		0.69%	N/A
$1.00	0.07%	$56,530	0.07%	0.18%		0.58%	N/A
$1.00	0.06%	$54,927	0.06%	0.16%		0.67%	N/A

$0.9999	1.90%	$471,603	1.90%	0.16%		0.51%	N/A
$0.9999	0.96%	$296,547	1.01%	0.17%		0.56%	N/A
$1.0001	0.11%	$197,480	0.43%	0.24%		0.62%	N/A

10	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
11	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the Statements of Operations.
12

The ratio of net expenses to average net assets after fee reductions was calculated without reduction for commissions recaptured and securities lending credits. After taking these items into account, the net expense ratios are 1.27%, 1.05%, and 0.85% for Muirfield Retail Class, Adviser Class, and Institutional Class, respectively; 1.73%, 1.53%, and 1.33% for Spectrum Retail Class, Adviser Class, and Institutional Class, respectively; 1.55%, 1.36%, and 1.11% for Global Retail Class, Adviser Class, and Institutional Class, respectively; 1.34%, 1.12%, and 0.93% for Balanced Retail Class, Adviser Class, and Institutional Class, respectively; 1.26%, 1.06%, and 0.87% for Moderate Retail Class, Adviser Class, and Institutional Class, respectively; 1.10%, 0.94%, and 0.76% for Conservative Retail Class, Adviser Class, and Institutional Class, respectively; 1.34%, 1.13%, and 0.91% for Dynamic Retail Class, Adviser Class, and Institutional Class, respectively; 1.41%, 1.25%, and 1.07% for Quantex Retail Class, Adviser Class, and Institutional Class, respectively; and 1.06%, 0.88%, and 0.68% for Bond Retail Class, Adviser Class, and Institutional Class, respectively, for the year ended December 31, 2018.

*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements.

2018 Annual Report | December 31, 2018	Page 133

Notes to Financial Statements
December 31, 2018

1.	Organization

Meeder Funds (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust offers eleven separate series, all of which are included in this report: Muirfield Fund (Muirfield), Spectrum Fund (Spectrum), Global Allocation Fund (Global), Balanced Fund (Balanced), Moderate Allocation Fund (Moderate), Conservative Allocation Fund (Conservative), Dynamic Allocation Fund (Dynamic), Quantex Fund (Quantex), Total Return Bond Fund (Bond), Prime Money Market Fund (Prime Money Market), and Institutional Prime Money Market Fund (Institutional Prime Money Market)(the Funds).

Each Fund, except Prime Money Market and Institutional Prime Money Market, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. Prime Money Market and Institutional Prime Money Market offer only one class of shares. The share classes differ with respect to distribution fees, service fees, and other expenses allocated to each class. Eligibility to purchase Adviser and Institutional Class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or who meet certain initial investment minimums.

Prime Money Market operates as a retail money market fund. The Fund maintains a stable net asset value of $1.00 and is only available for purchase in accounts beneficially owned by natural persons. Institutional Prime Money Market operates as an institutional money market fund open to all forms of investors. Its net asset value fluctuates based upon changes in the value of its investments and the value of its shares is calculated daily to four decimal places. Prime Money Market and Institutional Prime Money Market have adopted policies and procedures to impose liquidity fees on redemptions or temporary redemption gates in the event that the Funds’ weekly liquid assets fall below designated thresholds and the Board of Trustees determines that such liquidity fees or redemption gates are in the best interests of the Fund.

For more information regarding the Funds’ objectives, strategies, and differences in share classes, please refer to the Funds’ prospectus.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Trust is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Companies. The following summarizes the significant accounting policies of the Trust and the Funds:

Securities valuation. All investments in securities are recorded at their estimated fair value, as described in Note #3.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund and are reflected in the Statements of Operations.

Futures & options. Each Fund, except the Money Market Funds, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

Page 134	2018 Annual Report | December 31, 2018

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for the Money Market Funds, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and the Money Market Funds, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Except for the Money Market Funds, the fixed income portion of any Fund can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2018, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2018.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2018 was as follows:

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	$15,135,425	$3,864,835
Spectrum	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,446,268	880,285
Global	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	760,151	205,276
Balanced	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	6,060,178	1,520,858
Moderate	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	1,898,712	432,502
Conservative	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	923,332	219,748
Dynamic	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	2,795,815	(725,486)
Quantex	Equity contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	1,003,150	(511,843)

2018 Annual Report | December 31, 2018	Page 135

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Long and Short Contracts Opened During the Period**		Long and Short Contracts Closed/ Expired During the Period**	Long (Short) Contracts as of December 31, 2018	Statement of Operations Location	For the Year Ended December 31, 2018
Muirfield	Equity contracts	16,042		14,520	(2,400)	Net realized gains (losses) from futures contracts	$5,834,457
Spectrum	Equity contracts	5,391		5,212	(588)	Net realized gains (losses) from futures contracts	481,556
Global	Equity contracts	1,721		1,726	(127)	Net realized gains (losses) from futures contracts	(421,324)
Balanced	Equity contracts	6,808		6,103	(956)	Net realized gains (losses) from futures contracts	1,118,813
Moderate	Equity contracts	2,253		1,978	(283)	Net realized gains (losses) from futures contracts	457,188
Conservative	Equity contracts	1,165		1,024	(134)	Net realized gains (losses) from futures contracts	51,484
Dynamic	Equity contracts	2,165	*	1,897	522	Net realized gains (losses) from futures contracts	(3,873,970)
Quantex	Equity contracts	389		355	71	Net realized gains (losses) from futures contracts	(322,655)

*	Amount includes 76 contracts acquired as a result of merger (See Note #2).
**	Amounts include gross long and short contracts.

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Statement of Operations Location	For the Year Ended December 31, 2018
Muirfield	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	$2,266,229
Spectrum	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	214,037
Global	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(11,595)
Balanced	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	1,462,627
Moderate	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	392,503
Conservative	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	211,320
Dynamic	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(1,074,917)
Quantex	Equity contracts	Net change in unrealized appreciation (depreciation) of futures contracts	(565,729)

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2015 through December 31, 2018) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended December 31, 2018, the Funds did not incur any material interest or penalties.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, and Quantex declare and pay dividends from net investment income, if any, on a quarterly basis. Bond declares and pays dividends from net investment income on a monthly basis. The Money Market Funds declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Page 136	2018 Annual Report | December 31, 2018

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent differences relate to redemptions treated as distributions for tax purposes (i.e. equalization). Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2018, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Distributable Earnings (Accumulated Deficit)
Muirfield	$3,120,006	$(3,120,006)
Spectrum	567,258	(567,258)
Global	512,154	(512,154)
Balanced	904,190	(904,190)
Moderate	—	—
Conservative	—	—
Dynamic	909,382	(909,382)
Quantex	6,810,508	(6,810,508)
Bond	—	—

Investment income & expenses. For all Funds, except the Money Market Funds, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds, except the Money Market Funds, are authorized to issue an unlimited number of shares in the Retail Class, the Adviser Class, and the Institutional Class. Transactions in the capital shares of the Funds for the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2018
Muirfield - Retail	$81,607,430	10,591,064	$2,838,289	386,039
Muirfield - Adviser	45,772,169	5,912,961	976,171	132,373
Muirfield - Institutional	250,401,075	32,639,655	5,465,965	740,262
Spectrum - Retail	15,316,571	1,306,662	634,335	57,336
Spectrum - Adviser	6,709,846	572,286	205,755	18,534
Spectrum - Institutional	71,831,995	6,114,885	1,820,982	163,947
Global - Retail	7,387,903	625,162	693,907	66,424
Global - Adviser	1,666,708	141,659	80,880	7,739
Global - Institutional	30,087,889	2,587,226	2,227,122	212,652
Balanced - Retail	53,335,958	4,526,600	1,270,759	111,704
Balanced - Adviser	15,554,044	1,316,644	307,224	26,889
Balanced - Institutional	176,221,306	14,971,740	4,087,178	357,622
Moderate - Retail	38,800,866	3,283,431	1,586,555	143,168
Moderate - Adviser	11,337,112	964,690	435,680	39,317
Moderate - Institutional	129,444,120	11,051,119	5,369,404	482,988
Conservative - Retail	35,154,545	1,550,412	1,138,735	52,592
Conservative - Adviser	7,718,877	337,733	226,424	10,341
Conservative - Institutional	103,393,699	4,529,606	3,420,096	155,924
Dynamic - Retail	23,731,139	2,147,604	521,063	50,501
Dynamic - Adviser	5,731,267	520,691	154,361	14,924
Dynamic - Institutional	83,741,660	7,557,922	1,740,535	168,797
Quantex - Retail	13,035,850	350,178	1	—
Quantex - Adviser	1,055,587	28,146	104	3
Quantex - Institutional	33,694,504	915,517	42,119	1,109
Bond - Retail	3,804,576	412,911	368,119	40,486
Bond - Adviser	2,503,637	274,289	69,633	7,671

2018 Annual Report | December 31, 2018	Page 137

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Bond - Institutional	$24,403,992	2,666,294	$1,127,534	124,120
Prime Money Market	36,584,300	36,584,300	520,240	520,240
Institutional Prime Money Market	655,634,899	655,689,013	770,570	770,617
Year Ended December 31, 2017
Muirfield - Retail	$69,224,338	9,392,928	$18,274,233	2,436,224
Muirfield - Adviser	43,200,633	5,772,167	2,814,669	373,234
Muirfield - Institutional	196,126,815	26,417,922	12,525,154	1,661,317
Spectrum - Retail	17,727,645	1,618,032	3,759,826	329,231
Spectrum - Adviser	13,785,585	1,240,035	802,353	69,953
Spectrum - Institutional	87,828,254	7,861,056	4,540,126	395,481
Global - Retail	4,290,027	414,217	498,987	43,704
Global - Adviser	1,122,959	105,925	18,941	1,662
Global - Institutional	43,705,168	4,385,231	762,165	66,766
Balanced - Retail	26,306,979	2,323,085	5,871,578	507,403
Balanced - Adviser	13,252,680	1,148,364	638,110	54,695
Balanced - Institutional	185,796,592	16,103,392	6,866,027	589,322
Moderate - Retail	5,411,114	497,051	999,860	86,853
Moderate - Adviser	3,672,006	337,942	133,385	11,486
Moderate - Institutional	39,284,644	3,583,497	1,350,218	116,322
Conservative - Retail	3,066,122	140,500	217,793	9,663
Conservative - Adviser	790,658	35,430	6,728	295
Conservative - Institutional	14,928,684	660,636	111,127	4,863
Dynamic - Retail	12,488,746	1,207,246	4,060,526	376,589
Dynamic - Adviser	10,819,161	1,016,257	782,624	72,269
Dynamic - Institutional	70,981,096	6,892,336	5,504,520	508,681
Quantex - Retail	15,894,719	463,602	1,715,006	46,714
Quantex - Adviser	2,330,634	68,459	60,803	1,654
Quantex - Institutional	36,167,350	1,054,466	1,000,499	27,250
Bond - Retail	25,785,784	2,743,003	3,211,909	341,738
Bond - Adviser	11,199,739	1,181,978	147,366	15,628
Bond - Institutional	137,951,749	14,624,351	2,026,224	214,866
Prime Money Market	29,723,424	29,723,424	236,626	236,626
Institutional Prime Money Market	485,340,979	485,328,584	225,080	225,073

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Year Ended December 31, 2018
Muirfield - Retail	$(120,344,713)	(15,805,053)	$(35,898,994)	(4,827,950)
Muirfield - Adviser	(23,177,083)	(3,027,534)	23,571,257	3,017,800
Muirfield - Institutional	(76,462,743)	(9,887,880)	179,404,297	23,492,037
Spectrum - Retail	(21,651,506)	(1,854,585)	(5,700,600)	(490,587)
Spectrum - Adviser	(4,581,453)	(388,155)	2,334,148	202,665
Spectrum - Institutional	(32,556,739)	(2,739,415)	41,096,238	3,539,417
Global - Retail	(27,936,806)	(2,419,624)	(19,854,996)	(1,728,038)
Global - Adviser	(966,321)	(82,334)	781,267	67,064
Global - Institutional	(21,490,748)	(1,839,787)	10,824,263	960,091
Balanced - Retail	(57,110,196)	(4,872,793)	(2,503,479)	(234,489)
Balanced - Adviser	(7,711,363)	(651,971)	8,149,905	691,562
Balanced - Institutional	(98,596,493)	(8,389,812)	81,711,991	6,939,550
Moderate - Retail	(29,729,790)	(2,540,828)	10,657,631	885,771
Moderate - Adviser	(5,106,044)	(434,215)	6,666,748	569,792
Moderate - Institutional	(44,111,927)	(3,760,524)	90,701,597	7,773,583
Conservative - Retail	(15,769,100)	(707,441)	20,524,180	895,563
Conservative - Adviser	(2,106,654)	(93,049)	5,838,647	255,025

Page 138	2018 Annual Report | December 31, 2018

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Conservative - Institutional	$(20,263,277)	(898,989)	$86,550,518	3,786,541
Dynamic - Retail	(29,718,729)	(2,700,614)	(5,615,341)	(502,509)
Dynamic - Adviser	(3,637,896)	(328,036)	2,211,335	207,579
Dynamic - Institutional	(19,534,689)	(1,766,261)	65,561,978	5,960,458
Quantex - Retail	(40,590,059)	(1,107,858)	(27,554,208)	(757,680)
Quantex - Adviser	(2,143,773)	(57,014)	(1,088,082)	(28,865)
Quantex - Institutional	(26,406,354)	(703,507)	7,330,269	213,119
Bond - Retail	(56,261,664)	(6,056,440)	(52,088,969)	(5,603,043)
Bond - Adviser	(8,796,720)	(942,209)	(6,223,450)	(660,249)
Bond - Institutional	(85,936,237)	(9,230,713)	(60,404,711)	(6,440,299)
Prime Money Market	(31,434,432)	(31,434,432)	5,670,108	5,670,108
Institutional Prime Money Market	(481,353,876)	(481,379,810)	175,051,593	175,079,820

Year Ended December 31, 2017
Muirfield - Retail	$(263,903,006)	(36,151,315)	$(176,404,435)	(24,322,163)
Muirfield - Adviser	(5,289,800)	(696,300)	40,725,502	5,449,101
Muirfield - Institutional	(27,343,196)	(3,598,362)	181,308,773	24,480,877
Spectrum - Retail	(96,970,103)	(8,826,443)	(75,482,632)	(6,879,180)
Spectrum - Adviser	(2,202,940)	(193,909)	12,384,998	1,116,079
Spectrum - Institutional	(13,276,329)	(1,152,838)	79,092,051	7,103,699
Global - Retail	(53,076,539)	(5,293,945)	(48,287,525)	(4,836,024)
Global - Adviser	(207,804)	(19,150)	934,096	88,437
Global - Institutional	(13,511,851)	(1,250,757)	30,955,482	3,201,240
Balanced - Retail	(180,115,210)	(15,862,623)	(147,936,653)	(13,032,135)
Balanced - Adviser	(2,009,926)	(172,407)	11,880,864	1,030,652
Balanced - Institutional	(25,560,161)	(2,189,239)	167,102,458	14,503,475
Moderate - Retail	(42,009,943)	(3,894,151)	(35,598,969)	(3,310,247)
Moderate - Adviser	(537,829)	(48,048)	3,267,562	301,380
Moderate - Institutional	(5,312,392)	(472,047)	35,322,470	3,227,772
Conservative - Retail	(12,108,043)	(553,076)	(8,824,128)	(402,913)
Conservative - Adviser	(139,084)	(6,175)	658,302	29,550
Conservative - Institutional	(3,791,375)	(166,112)	11,248,436	499,387
Dynamic - Retail	(93,457,320)	(9,086,760)	(76,908,048)	(7,502,925)
Dynamic - Adviser	(1,754,203)	(161,245)	9,847,582	927,281
Dynamic - Institutional	(10,857,261)	(1,000,514)	65,628,355	6,400,503
Quantex - Retail	(48,833,388)	(1,428,616)	(31,223,663)	(918,300)
Quantex - Adviser	(471,246)	(13,580)	1,920,191	56,533
Quantex - Institutional	(8,047,545)	(226,565)	29,120,304	855,151
Bond - Retail	(178,660,569)	(18,972,930)	(149,662,876)	(15,888,189)
Bond - Adviser	(1,432,225)	(151,470)	9,914,880	1,046,136
Bond - Institutional	(28,735,928)	(3,046,449)	111,242,045	11,792,768
Prime Money Market	(31,415,171)	(31,415,171)	(1,455,121)	(1,455,121)
Institutional Prime Money Market	(386,435,339)	(386,423,004)	99,130,720	99,130,653

2018 Annual Report | December 31, 2018	Page 139

Offsetting Assets & Liabilities. The Funds are party to enforceable master netting arrangements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2018.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments*	Collateral Pledged (Received)*	Net Amount
Assets:
Securities Loaned
Muirfield	$204,786	$—	$204,786	$—	$(204,786)	$—
Spectrum	60,676	—	60,676	—	(60,676)	—
Global	1,975,585	—	1,975,585	—	(1,975,585)	—
Balanced	63,468	—	63,468	—	(63,468)	—
Conservative	496	—	496	—	(496)	—
Dynamic	26,036	—	26,036	—	(26,036)	—
Quantex	912,297	—	912,297	—	(912,297)	—

Futures Contracts
Muirfield	$3,948,541	$83,706	$3,864,835	$—	$—	$3,864,835
Spectrum	906,656	26,371	880,285	—	—	880,285
Global	205,276	—	205,276	—	—	205,276
Balanced	1,554,522	33,664	1,520,858	—	—	1,520,858
Moderate	445,644	13,142	432,502	—	—	432,502
Conservative	224,579	4,831	219,748	—	—	219,748

Repurchase Agreements
Prime Money Market	$10,000,000	$—	$10,000,000	$(10,000,000)	$—	$—
Institutional Prime Money Market	105,000,000	—	105,000,000	(105,000,000)	—	—

Liabilities:
Futures Contracts
Dynamic	$(725,486)	$—	$(725,486)	$—	$725,486	$—
Quantex	(511,843)	—	(511,843)	—	511,843	—

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Agreement and Plan of Reorganization. On September 28, 2018, the Board of Trustees of Aggressive Allocation Fund – Retail Class, Adviser Class, and Institutional Class, together “Aggressive,” approved the reorganization of Aggressive with and into Dynamic Allocation Fund – Retail Class, Adviser Class, and Institutional Class, together “Dynamic.” The purpose of the reorganization was to combine two funds managed by Meeder Asset Management, Inc., the investment adviser of both funds, with comparable investment objectives and strategies. The reorganization provided for the transfer of assets of Aggressive to Dynamic and the assumption of the liabilities of Aggressive by Dynamic. The reorganization was effective as of the close of business on November 30, 2018. For each share of Aggressive Allocation Fund – Retail Class, Adviser Class, and Institutional Class, shareholders received 0.848925377 share, 0.847134663 share, and 0.849743253 share, respectively, of Dynamic Allocation Fund – Retail Class, Adviser Class, and Institutional Class. The following table illustrates the specifics of the reorganization:

	Aggressive Net Assets(1)	Shares Issued to Shareholders of Aggressive	Dynamic Net Assets	Combined Net Assets	Tax Status of Transfer
Retail Class	$ 6,889,013	639,541	$ 37,181,153	$ 44,070,166	Non-taxable
Adviser Class	1,171,410	108,309	10,971,899	12,143,309	Non-taxable
Institutional Class	11,436,898	1,057,687	119,774,455	131,211,353	Non-taxable

(1)	Includes net unrealized appreciation on investments in the amount of $570,739.

Page 140	2018 Annual Report | December 31, 2018

For financial reporting purposes, assets received and shares issued by Dynamic were recorded at fair value; however, the cost basis of the investments received from Aggressive was carried forward to align ongoing reporting of Dynamic’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the reporting period, the pro forma results of operations for the year ended December 31, 2018 would have been as follows:

Net investment income	$1,537,715
Net realized gain on investments	276,699
Change in net unrealized depreciation on investments	(18,423,949)
Net decrease in net assets resulting from operations	$(16,609,535)

Because Dynamic has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Aggressive and Dynamic Funds that have been included in Dynamic’s Statements of Operations since November 30, 2018.

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

3.	Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption net asset value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

2018 Annual Report | December 31, 2018	Page 141

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Prime Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Prime Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Except for Institutional Money Market, certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2. For Institutional Money Market, certificates of deposit are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2018, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2018.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$389,753,369	$—	$—	$389,753,369
Money market registered investment companies	203,338,732	—	—	203,338,732
Bank obligations	—	1,246,106	—	1,246,106
Total	$593,092,101	$1,246,106	$—	$594,338,207
Trustee deferred compensation***	$180,121	$—	$—	$180,121
Futures contracts**	$3,864,835	$—	$—	$3,864,835

Spectrum - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks - Long*	$161,926,608	$—	$—	$161,926,608
Money market registered investment companies	10,571,034	—	—	10,571,034
Total - Long investments	$172,497,642	$—	$—	$172,497,642
Common stocks - Short*	$(60,259,673)	$—	$—	$(60,259,673)
Trustee deferred compensation***	$18,855	$—	$—	$18,855
Futures contracts**	$880,285	$—	$—	$880,285

Global - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$21,168,943	$—	$—	$21,168,943
Registered investment companies	9,753,599	—	—	9,753,599
Money market registered investment companies	25,592,179	—	—	25,592,179
Bank obligations	—	1,246,106	—	1,246,106
U.S. government obligations	—	462,871	—	462,871
Total	$56,514,721	$1,708,977	$—	$58,223,698
Trustee deferred compensation***	$82,241	$—	$—	$82,241
Futures contracts**	$205,276	$—	$—	$205,276

Page 142	2018 Annual Report | December 31, 2018

Balanced - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$156,189,853	$—	$—	$156,189,853
Registered investment companies	99,006,604	—	—	99,006,604
Money market registered investment companies	77,486,120	—	—	77,486,120
Bank obligations	—	1,246,106	—	1,246,106
U.S. government obligations	—	7,735,261	—	7,735,261
Total	$332,682,577	$8,981,367	$—	$341,663,944
Trustee deferred compensation***	$118,181	$—	$—	$118,181
Futures contracts**	$1,520,858	$—	$—	$1,520,858

Moderate - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$47,268,225	$—	$—	$47,268,225
Registered investment companies	76,326,841	—	—	76,326,841
Money market registered investment companies	29,907,471	—	—	29,907,471
Bank obligations	—	747,596	—	747,596
U.S. government obligations	—	5,619,582	—	5,619,582
Total	$153,502,537	$6,367,178	$—	$159,869,715
Trustee deferred compensation***	$10,654	$—	$—	$10,654
Futures contracts**	$432,502	$—	$—	$432,502

Conservative - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$23,046,473	$—	$—	$23,046,473
Registered investment companies	84,751,804	—	—	84,751,804
Money market registered investment companies	13,763,302	—	—	13,763,302
Bank obligations	—	249,192	—	249,192
U.S. government obligations	—	6,370,863	—	6,370,863
Total	$121,561,579	$6,620,055	$—	$128,181,634
Trustee deferred compensation***	$48,698	$—	$—	$48,698
Futures contracts**	$219,748	$—	$—	$219,748

Dynamic - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$121,043,892	$—	$—	$121,043,892
Registered investment companies	10,405,421	—	—	10,405,421
Money market registered investment companies	38,125,728	—	—	38,125,728
Bank obligations	—	1,246,406	—	1,246,406
Total	$169,575,041	$1,246,406	$—	$170,821,447
Trustee deferred compensation***	$160,951	$—	$—	$160,951
Futures contracts**	$(725,486)	$—	$—	$(725,486)

Quantex - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$52,472,542	$—	$—	$52,472,542
Money market registered investment companies	10,563,485	—	—	10,563,485
Bank obligations	—	1,220,529	—	1,220,529
Total	$63,036,027	$1,220,529	$—	$64,256,556
Trustee deferred compensation***	$47,345	$—	$—	$47,345
Futures contracts**	$(511,843)	$—	$—	$(511,843)

2018 Annual Report | December 31, 2018	Page 143

Bond - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$56,488,721	$—	$—	$56,488,721
Money market registered investment companies	2,871,730	—	—	2,871,730
U.S. government obligations	—	7,671,394	—	7,671,394
Total	$59,360,451	$7,671,394	$—	$67,031,845
Trustee deferred compensation***	$52,776	$—	$—	$52,776

Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$993,290	$—	$993,290
Certificates of deposit	—	6,199,539	—	6,199,539
Commercial paper	—	14,163,293	—	14,163,293
Corporate obligations	—	3,255,444	—	3,255,444
Repurchase agreements	—	10,000,000	—	10,000,000
U.S. government and agency obligations	—	1,998,102	—	1,998,102
Money market registered investment companies	4,254,015	—	—	4,254,015
Total	$4,254,015	$36,609,668	$—	$40,863,683
Trustee deferred compensation***	$31,906	$—	$—	$31,906

Institutional Prime Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$993,289	$—	$993,289
Certificates of deposit	—	66,844,976	—	66,844,976
Commercial paper	—	185,997,785	—	185,997,785
Corporate obligations	—	24,541,122	—	24,541,122
Repurchase agreements	—	105,000,000	—	105,000,000
U.S. government and agency obligations	—	22,981,608	—	22,981,608
Money market registered investment companies	65,609,748	—	—	65,609,748
Total	$65,609,748	$406,358,780	$—	$471,968,528
Trustee deferred compensation***	$1,898	$—	$—	$1,898

*	See schedules of investments for industry classifications.
**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2018.
***	A corresponding liability exists that is marked to market and is considered Level 1 in the fair value hierarchy.

4.	Investment Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$929,125,754	$821,711,735
Spectrum	169,646,635	140,877,628
Global	83,640,396	108,371,165
Balanced	571,248,828	526,070,663
Moderate	301,275,200	231,448,026
Conservative	263,604,416	173,201,384
Dynamic	339,022,236	312,861,279
Quantex	79,487,766	106,395,316
Bond	59,386,657	180,763,211

Page 144	2018 Annual Report | December 31, 2018

For the year ended December 31, 2018, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Global	$2,723,102	$2,220,723
Balanced	33,721,582	25,610,567
Moderate	24,496,110	18,615,033
Conservative	28,278,999	21,626,113
Bond	17,832,426	10,017,391

5.    Investment Advisory Fees and Other Transactions with Affiliates and Non-Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides the Funds with investment management, research, statistical and advisory services pursuant to the terms of an Investment Advisory Agreement. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets Exceeding $100 Million up to $200 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	0.60%	0.60%
Spectrum	0.75%	0.75%	0.75%	0.60%
Global	0.75%	0.75%	0.75%	0.60%
Balanced	0.75%	0.75%	0.75%	0.60%
Moderate	0.60%	0.60%	0.60%	0.60%
Conservative	0.50%	0.50%	0.50%	0.50%
Dynamic	0.75%	0.75%	0.75%	0.60%
Quantex	0.75%	0.75%	0.60%	0.60%
Bond	0.40%	0.40%	0.20%	0.20%
Prime Money Market	0.40%	0.40%	0.25%	0.25%
Institutional Prime Money Market	0.40%	0.40%	0.25%	0.25%

Fee Waivers & Expense Limitation Agreements. MAM has contractually agreed to reduce its advisory fees or limit total annual ordinary fund operating expenses for certain Funds pursuant to written agreements that may only be amended or terminated with the approval of the board. The sums waived or reimbursed under these agreements are not subject to recoupment.

Effective April 30, 2018, MAM contractually agreed to reimburse management fees or other fund expenses for Spectrum sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 2.06% for the Retail Class, 1.91% for the Adviser Class and 1.72% for the Institutional Class.

For the period January 1, 2018 through April 29, 2018, MAM contractually agreed to reduce its investment advisory fee for Moderate to 0.60%. For the year ended December 31, 2018, MAM contractually agreed to reimburse management fees or other fund expenses for Moderate sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.42% for the Retail Class, 1.22% for the Adviser Class and 1.02% for the Institutional Class. During the year ended December 31, 2018, $63,223 of investment advisory fees were waived in Moderate.

For the period January 1, 2018 through April 29, 2018, MAM contractually agreed to reduce its investment advisory fee for Conservative to 0.50%. For the year ended December 31, 2018, MAM contractually agreed to reimburse management fees or other fund expenses sufficient to limit total annual ordinary fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) as a percentage of daily assets to 1.32% for the Retail Class, 1.12% for the Adviser Class and 0.92% for the Institutional Class. During the year ended December 31, 2018, $125,099 of investment advisory fees were waived in Conservative.

MAM contractually agreed to reduce its investment advisory fee by 0.10% for Dynamic for average daily net assets up to $200 million. During the year ended December 31, 2018, $151,397 of investment advisory fees were waived in Dynamic.

For the period January 1, 2018 through April 29, 2018, MAM contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. During the year ended December 31, 2018, $40,753 of investment advisory fees were waived in Quantex.

MAM contractually agreed to reduce its investment advisory fee by 0.11% for Bond for average daily net assets up to $100 million. During the year ended December 31, 2018, $79,133 of investment advisory fees were waived in Bond.

2018 Annual Report | December 31, 2018	Page 145

For the period January 1, 2018 through April 30, 2018, MAM contractually agreed to reduce and/or reimburse expenses for Institutional Prime Money Market to the extent necessary to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to no more than 0.60% of average daily net assets. During the year ended December 31, 2018, no investment advisory fees were contractually waived and no expenses were contractually reimbursed in Institutional Prime Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Percentage of Average Daily Net Assets
Muirfield	$4,000	0.12%
Spectrum	4,000	0.12%
Global	4,000	0.12%
Balanced	4,000	0.12%
Moderate	4,000	0.12%
Conservative	4,000	0.12%
Dynamic	4,000	0.12%
Quantex	4,000	0.12%
Bond	4,000	0.08%
Prime Money Market	4,000	0.08%
Institutional Prime Money Market	4,000	0.08%

For fixed income Funds (Bond, Prime Money Market, and Institutional Prime Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee is reduced by 0.02%. Management may voluntarily waive fees for any Fund. During the year ended December 31, 2018, MFSCo waived the following transfer agent fees:

	Voluntary Transfer Agent Fees Reimbursements	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Adviser Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Institutional Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Money Market Funds
Muirfield	$251,485	N/A	0.07%	0.08%	N/A
Spectrum	—	N/A	N/A	N/A	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	78,213	N/A	0.02%	0.03%	N/A
Moderate	—	N/A	N/A	N/A	N/A
Conservative	4,699	N/A	N/A	0.01%	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	7,060	N/A	N/A	N/A	0.02%
Institutional Prime Money Market	75,557	N/A	N/A	N/A	0.02%

Page 146	2018 Annual Report | December 31, 2018

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Spectrum	0.10%	0.08%
Global	0.10%	0.08%
Balanced	0.10%	0.08%
Moderate	0.10%	0.08%
Conservative	0.10%	0.08%
Dynamic	0.10%	0.08%
Quantex	0.10%	0.08%
Bond	0.10%	0.08%
Prime Money Market	0.10%	0.08%
Institutional Prime Money Market	0.10%	0.08%

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Moderate	7,500	0.15%	0.10%	0.02%	0.01%
Conservative	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%
Institutional Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2018, MAM and MFSCo agreed to voluntarily waive and/or reimburse investment advisory fees and/or transfer agent fees, respectively. The cumulative amounts voluntarily waived and/or reimbursed and the impact to the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Impact of Voluntary Waivers to Average Net Assets	Impact of Voluntary Waivers to Average Net Assets - Retail Class	Impact of Voluntary Waivers to Average Net Assets - Adviser Class	Impact of Voluntary Waivers to Average Net Assets - Institutional Class
Muirfield	$251,485	N/A	0.07%	0.08%	N/A
Spectrum	—	N/A	N/A	N/A	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	78,213	N/A	0.02%	0.03%	N/A
Moderate	3,079	N/A	0.01%	0.01%	0.01%
Conservative	10,378	N/A	0.01%	0.01%	0.02%
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Bond	—	N/A	N/A	N/A	N/A
Prime Money Market	174,963	0.50%	N/A	N/A	N/A
Institutional Prime Money Market	1,332,721	0.35%	N/A	N/A	N/A

2018 Annual Report | December 31, 2018	Page 147

Certain Funds have entered into securities lending arrangements with Huntington National Bank (“HNB”). Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2018, Muirfield, Spectrum, Global, Balanced, Conservative, Dynamic, and Quantex had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. For the year ended December 31, 2018, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$5,489
Spectrum	1,690
Global	9,218
Balanced	92,173
Moderate	63,948
Conservative	77,616
Dynamic	25,432
Quantex	20,572

Certain Funds have entered into directed brokerage arrangements with unaffiliated brokers whereby the brokers have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated by the Funds. All expenses paid with directed brokerage and commission recapture credits are shown in full on the Statements of Operations and the amount credited is shown as a reduction in total expenses. In the absence of the directed brokerage arrangement, the Funds could have invested some of the amounts paid for commissions to generate income or capital gain; however, the Funds would have paid more in expenses. The following table identifies each category of expense that was paid using directed brokerage and commission recapture credits and the total credits received by each Fund during the year ended December 31, 2018:

	Registration	Other	Custody	Audit	Insurance	Postage	Legal	Printing	Short Dividend	Total Credits Received
Muirfield	$82,930	$31,072	$55,549	$15,560	$35,709	$23,114	$4,989	$18,101	$—	$267,024
Spectrum	62,768	23,048	17,443	17,037	10,886	14,293	5,017	5,402	133,150	289,044
Global	53,133	—	—	—	—	—	—	—	—	53,133
Balanced	64,746	25,810	34,111	15,560	19,822	16,385	4,991	11,032	—	192,457
Moderate	58,333	20,474	14,675	15,781	6,900	6,817	5,008	5,541	—	133,529
Conservative	58,860	19,393	12,364	15,472	4,205	7,920	1,730	—	—	119,944
Dynamic	59,305	23,000	14,586	15,560	10,852	7,751	4,991	5,160	—	141,205
Quantex	53,277	21,581	8,570	13,103	5,438	—	—	—	—	101,969
Bond	56,188	—	—	—	—	—	—	—	—	56,188

Page 148	2018 Annual Report | December 31, 2018

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including affiliates of MAM. The annual adopted 12b-1 plan maximum limitations, along with 12b-1 plan expense payments made to the Funds’ affiliated distributor for the year ended December 31, 2018, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class	12b-1 Plan Expense Payments Made to Affiliates
Muirfield	N/A	0.20%	N/A	N/A	$41,848
Spectrum	N/A	0.25%	N/A	N/A	2,822
Global	N/A	0.25%	N/A	N/A	766
Balanced	N/A	0.25%	N/A	N/A	5,089
Moderate	N/A	0.25%	N/A	N/A	1,660
Conservative	N/A	0.25%	N/A	N/A	2,924
Dynamic	N/A	0.25%	N/A	N/A	6,989
Quantex	N/A	0.20%	N/A	N/A	18,193
Bond	N/A	0.25%	N/A	N/A	2,765
Prime Money Market	0.20%	N/A	N/A	N/A	N/A
Institutional Prime Money Market	0.20%	N/A	N/A	N/A	N/A

The Funds (other than the Money Market Funds) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the year ended December 31, 2018 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class
Muirfield	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Moderate	0.20%	0.25%	0.10%
Conservative	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Bond	0.20%	0.25%	0.10%

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Amounts deferred under the Plan may be distributed in a lump sum or generally equal annual installments over a period of up to ten (10) years to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

2018 Annual Report | December 31, 2018	Page 149

During the year ended December 31, 2018, several of the Funds invested in the Institutional Prime Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Fund on a net basis. The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 2.43% on December 31, 2018, were as follows:

	12/31/17 Fair Value	Purchases		Sales	Realized Gains	12/31/18 Cost	Change in Unrealized	Income	12/31/18 Fair Value
Muirfield	$151,740,645	$191,848,196		$(140,465,024)	$(12,418)	$203,130,824	$16,947	$3,068,451	$203,128,346
Spectrum	5,834,908	83,958,772		(79,288,574)	4,136	10,509,243	1	233,930	10,509,243
Global	11,707,988	46,460,647		(34,596,816)	(836)	23,571,998	1,826	298,014	23,572,809
Balanced	46,165,677	124,191,218		(92,938,336)	(180)	77,418,760	2,255	1,220,696	77,420,634
Moderate	2,822,646	106,981,784		(79,898,367)	(346)	29,905,717	1,754	386,716	29,907,471
Conservative	349,527	88,239,442		(74,826,676)	263	13,762,556	226	186,284	13,762,782
Dynamic	21,160,222	82,327,514	*	(65,387,867)	(4,159)	38,098,182	3,180	566,035	38,098,890
Quantex	5,257,988	52,672,992		(48,279,761)	(786)	9,650,794	361	113,469	9,650,794
Bond	5,927,638	33,079,545		(36,135,553)	(324)	2,871,423	424	67,440	2,871,730

*	Amount includes cost of $6,889,924 of position acquired as a result of merger (See Note #2).

6.    Federal Tax Information

The following information is computed on a tax basis for each item as of December 31, 2018:

	Tax Cost of Portfolio Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Muirfield	$605,588,561	$22,246,883	$(33,497,237)	$(11,250,354)
Spectrum	107,932,925	20,721,930	(16,416,886)	4,305,044
Global	58,721,526	1,497,061	(1,994,889)	(497,828)
Balanced	348,257,843	9,615,800	(16,209,699)	(6,593,899)
Moderate	164,431,099	2,138,691	(6,700,075)	(4,561,384)
Conservative	132,072,070	213,074	(4,103,510)	(3,890,436)
Dynamic	173,145,762	6,766,446	(9,090,761)	(2,324,315)
Quantex	61,214,598	7,208,733	(4,166,775)	3,041,958
Bond	68,122,743	9,447	(1,100,345)	(1,090,898)
Prime Money Market	40,863,683	—	—	—
Institutional Prime Money Market	472,023,169	6,312	(60,953)	(54,641)

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid*
Muirfield	$4,158,041	$1,999,996	$3,470,512	$9,628,549
Spectrum	525,534	—	2,147,422	2,672,956
Global	547,173	252,504	2,206,115	3,005,792
Balanced	3,879,662	1,729,689	81,230	5,690,581
Moderate	2,437,338	3,777,218	1,204,467	7,419,023
Conservative	2,595,679	—	2,210,813	4,806,492
Dynamic	1,272,412	536,466	616,039	2,424,917
Quantex	68,853	—	—	68,853
Bond	1,575,699	—	—	1,575,699
Prime Money Market	552,567	—	—	552,567
Institutional Prime Money Market	6,751,720	—	—	6,751,720

Page 150	2018 Annual Report | December 31, 2018

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid*
Muirfield	$2,259,367	$29,232,859	$3,732,513	$35,224,739
Spectrum	198	3,646,436	5,562,130	9,208,764
Global	453,751	—	828,928	1,282,679
Balanced	2,145,554	11,374,967	—	13,520,521
Moderate	382,921	1,907,148	205,355	2,495,424
Conservative	336,521	—	—	336,521
Dynamic	928,733	8,074,316	1,393,140	10,396,189
Quantex	233,961	2,013,070	542,617	2,789,648
Bond	5,420,405	—	—	5,420,405
Prime Money Market	243,527	—	—	243,527
Institutional Prime Money Market	1,977,385	—	—	1,977,385

As of December 31, 2018, the components of Distributable Earnings (Accumulated Deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Capital Gain	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Distributable Earnings/ (Accumulated Deficit)
Muirfield	$—	$15,318,351	$(182,327)	$(11,250,354)	$3,885,670
Spectrum	137,162	1,931,973	(30,647)	4,305,044	6,343,532
Global	279,432	614,315	(82,548)	(497,828)	313,371
Balanced	487,926	2,818,368	(120,263)	(6,593,899)	(3,407,868)
Moderate	86,224	—	(1,158,504)	(4,561,384)	(5,633,664)
Conservative	150,700	—	(2,646,172)	(3,890,436)	(6,385,908)
Dynamic	—	—	(3,774,424)	(2,324,315)	(6,098,739)
Quantex	83,104	—	(322,852)	3,041,958	2,802,210
Bond	16,262	—	(12,192,386)	(1,090,898)	(13,267,022)
Institutional Prime Money Market	2,198	—	(5,420)	(54,641)	(57,863)

*

Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Short-term capital gains distributions are taxed as ordinary income.

**

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2018, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Capital Loss Carryforward Utilized
Moderate	$1,146,931	$—	$—
Conservative	2,597,623	—	—
Quantex	—	—	897,624
Bond	9,229,984	2,906,185	—
Institutional Prime Money Market	1,821	1,504	—

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the fiscal year ended December 31, 2018:

	Short-Term Post- October Loss Deferral	Long-Term Post- October Loss Deferral	Total Late Year Loss Deferral
Dynamic	$3,335,151	$279,928	$3,615,079
Quantex	23,904	251,058	274,962

2018 Annual Report | December 31, 2018	Page 151

7.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, beneficial owners that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

Fund	Beneficial Owner	Percent of Voting Securities
Institutional Prime Money Market	Meeder Muirfield Fund	43%

8.    Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9.    Recent Accounting Pronouncement

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Funds were as follows:

	Distributions to Shareholders from Net Investment Income - Retail Class	Distributions to Shareholders from Net Investment Income - Adviser Class	Distributions to Shareholders from Net Investment Income - Institutional Class	Distributions to Shareholders from Net Investment Income - Money Market Funds	Distributions to Shareholders from Net Realized Gains - Retail Class	Distributions to Shareholders from Net Realized Gains - Adviser Class	Distributions to Shareholders from Net Realized Gains - Institutional Class	Accumulated Undistributed (Distributions in Excess of) Net Investment Income
Muirfield	$(1,373,870)	$(125,710)	$(800,089)	$—	$(18,095,918)	$(2,688,959)	$(12,180,495)	$(141,039)
Spectrum	—	—	—	—	(3,769,641)	(802,354)	(4,636,571)	(12,572)
Global	(102,129)	(7,418)	(344,681)	—	(396,993)	(11,523)	(420,412)	(52,959)
Balanced	(1,150,685)	(68,028)	(932,696)	—	(4,750,204)	(570,082)	(6,054,681)	(97,184)
Moderate	(152,200)	(14,920)	(226,553)	—	(849,212)	(118,465)	(1,134,939)	(5,079)
Conservative	(223,576)	(6,728)	(112,007)	—	—	—	—	(10,056)
Dynamic	(385,009)	(46,717)	(499,738)	—	(3,679,737)	(735,907)	(5,051,812)	(87,708)
Quantex	(99,127)	(6,183)	(156,324)	—	(1,617,757)	(54,620)	(857,186)	3,453
Bond	(3,220,595)	(147,366)	(2,053,634)	—	—	—	—	(50,555)
Prime Money Market	—	—	—	(243,470)	—	—	—	—
Institutional Prime Money Market	—	—	—	(2,173,717)	—	—	—	105

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

10.    Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Page 152	2018 Annual Report | December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds, comprising Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, Total Return Bond Fund, Prime Money Market Fund, and Institutional Prime Money Market Fund (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods presented (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2019

2018 Annual Report | December 31, 2018	Page 153

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds, are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President, Meeder Investment Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.
Anthony V. D’Angelo** Year of Birth: 1959	2006	Trustee

General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.

Jeffrey R. Provence** Year of Birth: 1969	2017	Trustee

CEO, Premier Fund Solutions, Inc. (2001 – present); General Partner & Portfolio Manager, Value Trend Capital Management, L.P. (1995 – present); Director, Blue Chip Investor Funds; Director, PFS Funds; Chairman of the Trust’s Audit Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Co-Chief Investment Officer, Meeder Investment Management, Inc. (2006-present); Chief Financial Officer, Meeder Asset Management, Inc. (2005 - 2017).
Douglas R. Jennings Year of Birth: 1962	2017	Chief Compliance Officer	Chief Compliance Officer, Meeder Investment Management, Inc. (2016 – present); Assistant General Counsel; Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting, Mutual Funds Service Co. (1997 – present).
Alaina Salonsky Year of Birth: 1967	2017	Secretary	Compliance Specialist, Meeder Investment Management, Inc. (2017 – present); Teacher, Big Walnut School District, Sunbury, Ohio (2013 – 2017).

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all eleven Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Adviser of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 154	2018 Annual Report | December 31, 2018

Board Review and Approval of Investment Advisory Agreement (unaudited)

At a meeting held September 13, 2018, the Board of Trustees (“Board”), including a majority of its Independent Trustees, met in person to consider the renewal of the investment advisory agreement (“Agreement”) between the Trust and Meeder Asset Management, Inc. (“Adviser”).

Approval Process. Pursuant to the Investment Company Act of 1940 (“1940 Act”), the Board is required to consider the continuation of the Trusts’ investment advisory agreement on an annual basis. Prior to the meeting, the Board reviewed materials sent to each Trustee in advance of the meeting in response to the Funds’ independent legal counsel’s written request pursuant to Section 15(c) of the 1940 Act for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreement between the Adviser and each of the Funds. In reaching the decision to renew the Agreement, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions, execution and other services provided by the Adviser and its affiliates.

Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as the Funds’ profitability analysis prepared by the Adviser. The Broadridge report compared each Fund’s advisory fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Adviser and Mutual Funds Service Co., an affiliate of the Adviser, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Adviser.

In considering such materials, the Independent Trustees also received assistance and advice from and met separately with the Funds’ independent legal counsel and the chief compliance officer prior to the meeting. In their deliberations, the Board considered the terms of the existing Agreement between the Funds and the Adviser. While attention was given to all of the information furnished, the Board made the following specific findings in connection with its decision to renew the Agreement:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Adviser and its affiliates, including the reputation, qualifications, experience and capabilities of the personnel performing these services. The Board considered the qualifications of the investment management team and the resources committed to maintaining and improving the Adviser’s quantitative models. The Board noted that the Adviser and its affiliates provide a series of additional administrative services for the Funds, including fund accounting, transfer agency and compliance services, and recognized the continuing expenditures made to support and improve the scope of those services. Consideration was also given to the Adviser’s compliance resources and policies, including the periodic reporting provided to the Board. In making its judgment, the Board also considered the Adviser’s continual management of investment, operational, enterprise, legal and regulatory risk as it relates to the Funds as well as the manner in which the Adviser addressed new regulatory burdens that became effective during the preceding year. The Board concluded that the nature, extent and quality of the services provided by the Adviser have benefited and should continue to benefit each Fund and its shareholders.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the Agreement renewal. The Broadridge report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2018 in comparison with the performance of a peer group of funds with investment objectives similar to that of each Fund. The Board evaluated performance in light of the investment strategy pursued by the Adviser, measures of investment risk, and steps taken by the Adviser to mitigate risk through active management of the portfolio. The Board was generally satisfied with the performance of the Funds over the period reviewed. All of the Funds but one fell within the top half of their peer group during the preceding year. While the Total Return Bond Fund underperformed its peer group for the period, the Board noted the Adviser’s diligent efforts to improve performance of this fund through review of its quantitative models and consideration of other mechanisms to improve performance or lower costs. The Board considered the Adviser’s responsiveness with respect to performance and was satisfied with efforts undertaken by the Adviser to address these issues. The Board concluded that the Funds’ investment results have been satisfactory for renewal of the Agreement and that the Adviser’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Costs of Services. Consideration was given to a comparative analysis of the advisory fees and expense ratios of each Fund compared with those of a group of other relevant funds. The Board observed that the Funds’ advisory fees and expenses were within the range of those of other similar funds included in the comparable reports. The Board also considered an analysis comparing the Funds’ advisory fees with the fees charged by the Adviser to private clients, but noted the significant investment, operational, regulatory, and market differences between advising the Funds and advising private clients. The Board was satisfied with the Adviser’s continued efforts to reduce fees and expenses, including newly adopted reductions of the advisory fee charged to several of the Funds, advisory fee limitation agreements, and voluntary reimbursements of advisory fees charged or expenses incurred. The Board also noted that the Adviser has taken steps to merge one of the funds having the highest expense ratios with a larger similarly managed fund that has a lower expense ratio. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Funds.

2018 Annual Report | December 31, 2018	Page 155

Management Profitability. The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Adviser under its Agreement with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale are realized as the Funds grow larger and the extent to which this is reflected in the level of advisory fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that economies of scale may develop for certain Funds as their assets increase and their Fund level expenses decline as a percentage of assets. The Board also considered whether the advisory fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Board acknowledged that the advisory fee structure for each Fund is reasonable and in most instances is tiered by assets under management, allowing the shareholders to benefit from economies of scale as the Funds grow in size. The Board expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Ancillary Benefits. The Board also considered ancillary benefits received by the Adviser as a result of its relationship with the Trust, including its access to research that benefits other clients and the service of its affiliates as transfer agent, administrator and distributor for the Funds. The fees for these services were considered separately in the profitability analysis and the Board considered the revenue and expenses incurred by the Adviser and its affiliates in providing these services. The Board also considered the benefits derived by the Adviser from soft dollar arrangements, noting that these arrangements are subject to regular reporting and oversight. The Board took the ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Adviser by the Funds.

Conclusion. Based upon the foregoing findings as well as all of the information provided by the Adviser, the Board, including a majority of its Independent Trustees, was satisfied that the terms of the Agreement, including the existing advisory fee structure, were fair and reasonable and in the best interest of the Funds and their shareholders. The Board, including a majority of its Independent Trustees, therefore approved the continuation of the Agreement effective for a one-year term ending September 30, 2019.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Prime Money Market Fund and Institutional Prime Money Market Fund file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2018, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

Page 156	2018 Annual Report | December 31, 2018

Privacy Policy

Meeder Investment Management and the Meeder Funds are committed to maintaining the financial privacy of our current, former and prospective customers. This policy explains how we protect the security and confidentiality of our customer’s information.

PERSONAL INFORMATION WE COLLECT

We may collect information about Meeder customers from a variety of sources, including:

●	Information provided by you or your representative on applications or forms, such as your name, address, date of birth, social security number and investment objectives;

●	Information about the transactions in your account, such as your account balance and transaction history; and

●	Information we obtain from third parties regarding you, to verify your identity or transfer your account.

INFORMATION WE SHARE WITH OUR AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, customer servicing, investment advisory, and other financial services. We share information with our affiliates to service your account. In addition, we may also share information with our affiliates to alert you to other products or services offered by Meeder to the extent provided by law. Information collected from customers whose accounts are opened through investment professionals is not shared with Meeder affiliates for marketing purposes.

INFORMATION WE SHARE WITH THIRD PARTIES

On occasion, we share information we collect about you with unaffiliated third parties to perform services in connection with your account, such as processing transactions, preparing and mailing account statements, and other forms of customer servicing. Information provided to third parties may not be used for any other purpose and Meeder does not permit unaffiliated third parties to use customer information to market their products or services.

HOW WE PROTECT INFORMATION ABOUT YOU

We maintain policies, and require all unaffiliated third parties to maintain policies, to safeguard customer information. We restrict access to nonpublic personal information about you to those persons who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

WHO THIS POLICY APPLIES TO

This policy applies to customers who open relationships directly with Meeder. It applies to Meeder Funds and Meeder’s affiliated companies, including Meeder Asset Management, Meeder Advisory Services, Meeder Public Funds, Adviser Dealer Services and Mutual Funds Service Company.

QUESTIONS

Contact us at 800-325-3539 or visit us online at www.meederinvestment.com

2018 Annual Report | December 31, 2018	Page 157

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Manager and Investment Adviser

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen
Anthony V. D’Angelo
Robert S. Meeder, Jr.
Jeffrey R. Provence

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Distributor

Adviser Dealer Services, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

 Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Jeffrey R. Provence is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Provence is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2017
Audit Fees	$128,500	$122,500
Audit-Related Fees	300	300
Tax Fees	54,500	64,500
All Other Fees	2,200	2,500

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $69,450 and $58,070 respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2019

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 6, 2019